File Nos. 33-23453
                                                                      811-5632

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM N-1A

                    REGISTRATION STATEMENT UNDER THE    / x/
                         SECURITIES ACT OF 1933

                     Post-Effective Amendment No. 21

                    REGISTRATION STATEMENT UNDER THE    /.x/
                     INVESTMENT COMPANY ACT OF 1940

                            Amendment No. 24

                     FREMONT MUTUAL FUNDS, INC.
         (Exact Name of Registration as Specified in Charter)

                      50 Fremont Street, Suite 3600
                    SAN FRANCISCO, CALIFORNIA 94105
         (Address of Principal Executive Offices)  (Zip Code)

         Registrant's Telephone Number, including Area Code:

                          (415) 284-8500

                 Albert W. Kirschbaum, Secretary
                   Fremont Mutual Funds, Inc.
                   50 Fremont Street, Suite 3600
                  SAN FRANCISCO, CALIFORNIA 94105
              (Name and Address of Agent for Service)

                            copy to:
                          Cary I. Klafter
                        Morrison & Foerster
                       345 California Street
                      SAN FRANCISCO, CA 94104-2675


          The Registrant has filed a declaration pursuant
             to Rule 24f-2.  On December 28, 1995, it
           filed its Rule 24f-2 Notice for fiscal 1995.


It is proposed that this filing will become effective (check appropriate box)
 --
/X/      immediately upon filing pursuant to paragraph (b)
/ /      on (date)          pursuant to paragraph (b)
/ /      60 days after filing pursuant to paragraph (a)
/ /      on (date) pursuant to paragraph (a) of Rule 485

                                            FREMONT MUTUAL FUNDS, INC.


                                               CROSS-REFERENCE SHEET
                                     Between Items Enumerated in Form N-1A and
                                            this Registration Statement


         Item No. of
PART A OF FORM N-1A                            CAPTIONS IN PROSPECTUS

1.       Cover Page                            Cover Page

2.       Synopsis                              Summary of Fees and Expenses

3.       Financial Highlights                  Financial Highlights

4.       General Description of                The Advisor, the Sub-Advisors
         Registrant                            and the Funds; Investment
         Objectives, Policies and Risk
         Considerations; General
         Investment Policies

5.       Management of the Fund                The Advisor, the Sub-Advisors
         and the Funds; Execution of
         Portfolio Transactions;
                                               General Information

6.       Capital Stock and Other               Shareholder Account Services
         Securities                            and Privileges; Dividends,
         Distributions and Federal
         Income Taxation; General
                                               Information

7.       Purchase of Securities                How to Invest; Calculation of
         Being Offered                         Net Asset Value and
                                               Public Offering Price

8.       Redemption or Repurchase              How to Redeem Shares;
         Calculation of Net Asset Value
         and Public Offering Price

9.       Pending Legal Proceedings             Inapplicable

Item No. of                                    Captions in Statement of
PART B OF FORM N-1A                             ADDITIONAL INFORMATION

10.      Cover Page                            Cover Page

11.      Table of Contents                     Table of Contents

12.      General Information and               Investment Objectives,
         History                               Policies and Risk
                                               Considerations


13.      Investment Objectives and             Investment Objectives,
         Policies                              Policies and Risk
                                               Considerations; Investment
                                               Restrictions; Appendix A:
                                               Description of Securities
                                               Ratings

14.      Management of the Funds               Investment Company Directors
                                               and Officers; Investment
                                               Advisory and Other Services

15.      Control Persons and                   Investment Company Directors
         Principal Holders of                  and Officers; Investment
         Securities                            Advisory and Other Services

16.      Investment Advisory and               Investment Advisory and Other
         Other Services                        Services; Additional
                                               Information

17.      Brokerage Allocation and              Execution of Portfolio
         Other Practices                       Transactions

18.      Capital Stock and Other               Additional Information
         Securities

19.      Purchase, Redemption and              How to Invest; Other
         Pricing of Securities                 Investment and Redemption
         Being Offered                         Services

20.      Tax Status                            Taxes -- Mutual Funds; Special
                                               Tax Considerations

21.      Underwriters                          Investment Advisory and Other
                                               Services

22.      Calculation of Performance            Investment Results
         Data

23.      Financial Statements                  Appendix B: Audited Financial
                                               Statements as of October 31,
                                               1995

ITEMS IN PART C

24.      Financial Statements and Exhibits

25.      Persons Controlled by or Under
         Common Control

26.      Number of Holders of Securities

27.      Indemnification

28.      Business and Other Connections
         of Investment Advisors

29.      Principal Underwriter

30.      Location of Accounts and Records

31.      Management Services

32.      Undertakings

FREMONT
MUTUAL
FUNDS
Prospectus

n  Money Market Fund
n  Bond Fund
n  Global Fund
n  Growth Fund
n  International Growth Fund
n  International Small Cap Fund
n  U.S. Micro-Cap Fund

                                February 20, 1996

Table of Contents



Item                                                                   Page No.

Summary of Fees and Expenses                                               3

Financial Highlights                                                       4

The Advisor, The Sub-Advisors and the Funds                                8

Investment Objectives, Policies and Risk Considerations                   11

General Investment Policies                                               20

Investment Results                                                        27

How to Invest                                                             28

Shareholder Account Services and Privileges                               28

How to Redeem Shares                                                      29

Retirement Plans                                                          31

Dividends, Distributions and Federal Income Taxation                      32

Calculation of Net Asset Value and Public Offering Price                  33

Execution of Portfolio Transactions                                       33

General Information                                                       34

Telephone Numbers and Addresses                                           35

Prospectus

   FREMONT MUTUAL FUNDS, INC. is an open-end, diversified investment company which under this Prospectus is offering shares in seven series, or Funds:

   FREMONT MONEY MARKET FUND seeks to maximize current income to the extent consistent with preservation of capital and liquidity by investing in short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY. THE FUND WILL ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

   FREMONT BOND FUND seeks to realize maximum total return consistent with the preservation of capital and prudent investment management by investing primarily in bonds, notes, bills and money market instruments of U.S. and foreign issuers.

   FREMONT GLOBAL FUND seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

   FREMONT GROWTH FUND seeks to provide growth of capital over the long term by investing primarily in common stocks of companies domiciled within the United States.

   FREMONT INTERNATIONAL GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers domiciled outside the United States.

   FREMONT INTERNATIONAL SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of small cap companies domiciled outside the United States.

   FREMONT U.S. MICRO-CAP FUND seeks to achieve long-term capital appreciation by investing primarily in equity securities of micro-cap companies domiciled within the United States.

   There can be no assurance that any Fund will achieve its investment objective.

   Shares of each Fund are offered without sales charge.

   This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 1-800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   The date of this Prospectus is February 20, 1996.


   FOR FURTHER INFORMATION OR TO REQUEST A COPY
OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL
1-800-548-4539.

Please read this Prospectus carefully. It is designed to provide you with information and to help you decide which of the Funds' objectives meets your own goals.

SUMMARY OF FEES AND EXPENSES

Shareholder Transaction Expenses
   Maximum Sales Load Imposed on Purchases                                     None
   Maximum Sales Load Imposed on Reinvested Dividends                          None
   Deferred Sales Load                                                         None
   Redemption Fees(a)                                                          None
   Exchange Fee                                                                None


Annual Fund Operating Expenses (as a percentage of average net assets)
                                                                                                        Total Fund
                                            Management              12b-1                 Other          Operating
                                                FEE                 FEES                EXPENSES         EXPENSES
Money Market Fund(b)                           .22%                 None                  .08%             .30%
Bond Fund(c)                                   .40%                 None                  .20%             .60%
Global Fund                                    .60%                 None                  .28%             .88%
Growth Fund                                    .50%                 None                  .51%            1.01%
International Growth Fund(d)                  1.50%                 None                 None             1.50%
International Small Cap Fund(e)               2.06%                 None                 None             2.06%
U.S. Micro-Cap Fund(e)                        2.04%                 None                 None             2.04%


Example: You would pay the following total expenses on a $1,000 investment in each Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                                              1 YEAR               3 YEARS               5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------------
Money Market Fund                              $  3                  $10                  $17              $39
Bond Fund                                         6                   20                   34               77
Global Fund                                       9                   29                   50              111
Growth Fund                                      11                   33                   57              127
International Growth Fund                        16                   49                   84              184
International Small Cap Fund                     22                   67                  114              246
U.S. Micro-Cap Fund                              21                   66                  113              244

   The purpose of the above table is to give you information and assistance in understanding the various costs and expenses of the Funds that an investor may bear directly or indirectly. The percentages expressing annual fund operating expenses are based on actual expenses incurred during the most recent fiscal year, except that Other Expenses of the Growth Fund have been restated to reflect the amount of administrative fees currently being charged to the Fund.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

(a) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares." (b) Administrative fees of .15% have been waived by the Advisor. Absent such waiver, other expenses and total fund operating expenses of the Money Market Fund would have been .23% and .45%, respectively, for the fiscal year ended October 31, 1995. (c) Administrative fees of .15% have been waived by the Advisor. Absent such waiver, other expenses and total operating expenses of the Bond Fund would have been .35% and .75%, respectively, for the fiscal year ended October 31, 1995. (d) The International Growth Fund is obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 1.5% of average net assets. This fee is higher than that paid by most investment companies. However, the Advisor is obligated to pay all of the Fund's other ordinary operating expenses. See "The Advisor, The Sub-Advisors and the Funds." (e) The International Small Cap Fund and the U.S. Micro-Cap Fund are each obligated, under the terms of the management agreement, to pay the Advisor an annual management fee of 2.5% of average net assets with respect to the first $30 million, 2.0% with respect to the next $70 million and 1.5% thereafter. This fee is higher than that paid by most investment companies. However, the Advisor is obligated to pay all of the Funds' other ordinary operating expenses. The Advisor has currently limited the management fee for each Fund to 1.98% of average net assets. See "The Advisor, The Sub-Advisors and the Funds."

FINANCIAL HIGHLIGHTS

The financial highlights of the Funds are presented below. The information for each of the five fiscal years in the period ended October 31, 1995 has been audited by Coopers & Lybrand, L.L.P., independent accountants, whose unqualified opinion is included in the Funds' Annual Report. The remaining figures, which are also audited, are not covered by the accountants' current report. Further information about the Funds' performance is contained in the Annual Report, which is included in the Funds' Statement of Additional Information and which may be obtained without charge.

MONEY MARKET FUND
                                                                                                          Period from
                                                              Years ended October 31                   November 18, 1988
                                              1995      1994      1993      1992      1991       1990 to October 31, 1989
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period       $1.00     $1.00     $1.00     $1.00     $1.00      $1.00        $1.00
   Income from Investment Operations
      Net investment income(a)                  .06       .03       .03       .04       .06        .08          .08
         Total investment operations            .06       .03       .03       .04       .06        .08          .08
   Less Distributions
      From net investment income               (.06)     (.03)     (.03)     (.04)     (.06)      (.08)        (.08)
         Total distributions                   (.06)     (.03)     (.03)     (.04)     (.06)      (.08)        (.08)
   Net asset value, end of period             $1.00     $1.00     $1.00     $1.00     $1.00      $1.00        $1.00

Total Return#                                  5.84%     3.49%     2.66%     3.73%     6.51%      7.99%        8.96%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted) $299,312  $224,439   $24,207   $31,832   $33,814    $62,599      $56,477
   Ratio of expenses to average net assets(a)   .30%      .46%      .67%      .70%      .51%       .60%         .65%*
   Ratio of net investment income to
      average net assets(a)                    5.70%     4.02%     2.62%     3.70%     6.44%      7.66%        8.04%*

*  Annualized
(a) Administrative fees have been voluntarily waived for the period from April 1, 1990 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.06, 0.45% and 5.55%, respectively, for the year ended October 31, 1995; $.03, .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992; $.06, .66% and 6.29%, respectively, for the year ended October 31, 1991; and $.08, .69% and 7.57%, respectively, for the year ended October 31, 1990. # Total return would have been lower had the Advisor not waived expenses.

BOND FUND

                                                                                         Period from
                                                        Years ended October 31         April 30, 1993
                                                        1995             1994        to October 31, 1993
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.29           $10.27             $10.04
   Income from Investment Operations
      Net investment income(a)                            .65              .53                .27
      Net realized and unrealized gain (loss)             .83             (.98)               .24
         Total investment operations                     1.48             (.45)               .51
   Less Distributions
      From net investment income                         (.64)            (.53)              (.27)
      From net realized gains                             --               --                (.01)
         Total distributions                             (.64)            (.53)              (.28)
   Net asset value, end of period                      $10.13            $9.29             $10.27

Total Return#                                           16.49%           -4.42%             10.21%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)            $86,343          $64,244             $11,738
   Ratio of expenses to average net assets(a)             .60%             .66%               .50%*
   Ratio of net investment income to average net assets(a)6.69%           5.76%              5.35%*
   Portfolio Turnover Rate                                 21%             205%                13%*

*Annualized
(a) Management and other expenses charged since the Fund's inception have been phased in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.64, .75%, and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04% and 5.38%, respectively, for the year ended October 31, 1994; and $.23, 1.23% and 4.62%, respectively, for the period ended October 31, 1993. # Total return would have been lower had the Advisor not waived expenses.

GLOBAL FUND
                                                                                                                     Period from
                                                                   Years ended October 31                         November 18, 1988
                                                1995       1994       1993       1992       1991        1990     to October 31, 1989
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period        $13.13     $13.17     $11.52     $11.25      $9.93      $10.77           $10.00
   Income from Investment Operations
      Net investment income                       .40        .26        .32        .39        .47         .54              .57
      Net realized and unrealized gain (loss)    1.24       (.03)      1.67        .40       1.34        (.82)            (.79)
         Total investment operations             1.64        .23       1.99       0.79       1.81        (.28)            1.36
   Less Distributions
      From net investment income                 (.50)      (.14)      (.26)      (.40)      (.45)       (.54)            (.45)
      From net realized gains                    (.03)      (.13)      (.08)      (.11)      (.04)       (.02)            (.14)
      Return of capital                           --         --          --       (.01)       --          --               --
         Total distributions                     (.53)      (.27)      (.34)      (.52)      (.49)       (.56)            (.59)
   Net asset value, end of period              $14.24     $13.13     $13.17     $11.52     $11.25       $9.93           $10.77

Total Return                                    12.78%      1.74%     17.51%      7.10%     18.38%      -2.64%           14.42%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted) $482,355   $453,623   $186,325    $101,839    $74,502    $55,028          $43,918
   Ratio of expenses to average net assets        .88%       .95%       .99%      1.09%      1.12%       1.10%            1.02%*
   Ratio of net investment income to
     average net assets                          2.98%      2.47%      2.89%      3.41%      4.34%       5.01%            5.30%*
   Portfolio Turnover Rate                         83%        52%        40%        50%        81%         36%              51%*

*Annualized

GROWTH FUND

                                                                                                              Period from
                                                                     Years ended October 31                 August 14, 1992
                                                           1995              1994              1993       to October 31, 1992

Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                    $10.46            $11.25           $10.08           $  9.92
   Income from Investment Operations
      Net investment income(a)                                .13               .21              .13               .02
      Net realized and unrealized gain (loss)                2.74              (.02)            1.16               .18
         Total investment operations                         2.87               .19             1.29               .20
   Less Distributions
      From net investment income                             (.17)             (.18)            (.12)             (.04)
      From net realized gains                                (.10)            (.80)               --               --
         Total distributions                                 (.27)             (.98)            (.12)             (.04)
   Net asset value, end of period                          $13.06            $10.46           $11.25            $10.08

Total Return #                                              28.12%             1.72%           12.80%             9.35%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                $59,632          $27,244           $42,306          $32,388
   Ratio of expenses to average net assets(a)                 .97%              .94%             .87%              .94%*
   Ratio of net investment income to average net assets(a)   1.02%             1.31%            1.19%             1.08%*
   Portfolio Turnover Rate                                    108%               55%              44%               49%*

*Annualized
(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and 1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31, 1993; and $.02, 1.18% and .84%, respectively, for the period from August 14, 1992 to October 31, 1992. # Total return would have been lower had the Advisor not waived expenses.

INTERNATIONAL GROWTH FUND

                                                        Year             Period from
                                                        Ended         March 1, 1994 to
                                                  October 31, 1995    October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.79               $9.57
   Income from Investment Operations
      Net investment income                               .10                 .02
      Net realized and unrealized gain (loss)            (.09)                .20
         Total investment operations                      .01                 .22
   Less Distributions
      From net investment income                         (.08)                 --
         Total distributions                             (.08)                 --
   Net asset value, end of period                       $9.72               $9.79

Total Return                                             0.13%               3.44%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)            $32,156             $29,725
   Ratio of expenses to average net assets               1.50%               1.50%*
   Ratio of net investment income to average net assets  1.19%                .35%*
   Portfolio Turnover Rate                                 32%                 44%*

*Annualized

INTERNATIONAL SMALL CAPFUND

                                                        Year                 Period from
                                                        Ended             June 30, 1994 to
                                                  October 31, 1995        October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.86                  $10.00
   Income from Investment Operations
      Net investment income (loss)(a)                     .10                    (.01)
      Net realized and unrealized loss                   (.88)                   (.13)
         Total investment operations                     (.78)                   (.14)
   Less Distributions
      From net investment income                         (.08)                      --
         Total distributions                             (.08)                      --
   Net asset value, end of period                       $9.00                   $9.86

Total Return #                                          -7.96%                  -4.15%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)           $4,245                   $1,768
   Ratio of expenses to average net assets (a)           2.06%                   2.50%*
   Ratio of net investment income (loss) to
     average net assets (a)                             1.67%                   -.28%*
   Portfolio Turnover Rate                                 96%                    --

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.
# Total return would have been lower had the Advisor not waived expenses.

U.S. MICRO-CAP FUND

                                                        Year                 Period from
                                                        Ended             June 30, 1994 to
                                                  October 31, 1995        October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                $10.34                  $10.00
   Income from Investment Operations
      Net investment income (loss) (a)                   (.05)                    .02
      Net realized and unrealized gain                   4.05                     .34
         Total investment operations                     4.00                     .36
   Less Distributions
      From net investment income                           --                     (.02)
         Total distributions                               --                     (.02)
   Net asset value, end of period                      $14.34                  $10.34

Total Return #                                          38.68%                  10.69%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)           $7,792                   $2,052
   Ratio of expenses to average net assets (a)           2.04%                   2.50%*
   Ratio of net investment income (loss) to
     average net assets (a)                            -.67%                     .68%*
   Portfolio Turnover Rate                                144%                    129%*

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been -$.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.
# Total return would have been lower had the Advisor not waived expenses.

THE ADVISOR, THE SUB-ADVISORS AND THE FUNDS

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end, diversified investment company which under this Prospectus is offering shares in seven series, or Funds. The Board of Directors of the Investment Company is permitted to create additional Funds at any time. Each Fund has its own investment objective and policies and operates as a separate mutual fund.

FREMONT INVESTMENT ADVISORS, INC. PROVIDES INVESTMENT ADVISORY SERVICES TO THE FREMONT FUNDS.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides each Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to each Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor has retained investment management firms (the "Sub-Advisors") to provide certain of the Funds with portfolio management services. The Advisor's Investment Committee oversees the portfolio management of the Funds, including the services provided by the Sub-Advisors.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to The Fremont Group, Inc. (formerly Bechtel Investments, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

The Advisor will provide direct portfolio management services to the extent that a Sub-Advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Funds. Prior to such engagement, any agreement with a sub-advisor would be submitted to a vote of the Board of Directors and if required by law, by the shareholders of the applicable Fund. The Advisor may in its discretion manage all or a portion of a Fund's portfolio directly with or without the use of a sub-advisor.

For additional information about the Advisor and the Sub-Advisors, see "Investment Advisory and Other Services" in the Statement of Additional Information.

Money Market Fund

As compensation for its services to the Money Market Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of .30% per annum of the first $50 million of the Fund's average net assets and .20% of such assets in excess of $50 million. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The Advisor is waiving the entire administrative fee with respect to the Fund until further notice. See "Other Expenses of the Funds" below.

n Norman Gee is the Portfolio Manager for the Money Market Fund and Vice President of the Advisor. Norman has 18 years' experience in portfolio management and analysis. He is a graduate of San Francisco State University.

Bond Fund

As compensation for its services to the Bond Fund, the Advisor receives from the Fund an advisory fee of .40% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The Advisor is waiving the entire administrative fee with respect to the Fund until further notice. See "Other Expenses of the Funds" below.

PIMCO SERVES AS SUB-ADVISOR FOR THE BOND FUND. PIMCO CURRENTLY MANAGES OVER $75 BILLION AND IS ONE OF THE MOST RECOGNIZED BOND FUND MANAGERS IN THE WORLD.

Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, serves as Sub-Advisor for the Bond Fund pursuant to a Portfolio Management Agreement. PIMCO is an investment counseling firm founded in 1971, and currently has over $75 billion of assets under management. The controlling partner of PIMCO is PIMCO Advisors L.P., in which Pacific Mutual Life Insurance Company indirectly holds an approximate 62.7% interest and the remaining interest is held indirectly by a group comprised of the managing directors of PIMCO. PIMCO is registered as an investment advisor with the Securities and Exchange Commission and as a commodity trading advisor with the Commodity Futures Trading Commission. William H. Gross, CFA, a managing director of PIMCO, is the portfolio manager of the Fund and has served in that capacity since March 1, 1994. A founder of the firm, Bill has been associated with PIMCO for 23 years. He received his bachelor's degree from Duke University and his MBA from the UCLA Graduate School of Business.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Bond Fund), the Advisor and PIMCO provides that PIMCO will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. PIMCO pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays PIMCO a fee equal to .25% per annum of Fund assets managed by PIMCO. The Portfolio Management Agreement with PIMCO may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by PIMCO.

Global Fund

As compensation for its services to the Global Fund, the Advisor receives from the Fund an advisory fee of .60% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. See "Other Expenses of the Funds" below.

THE ADVISOR'S ASSET ALLOCATION REVIEW IS BASED ON FORECASTS OF RETURNS FOR EACH ASSET CLASS.

The Advisor will allocate and reallocate the assets of the Global Fund to seek to achieve the Fund's investment objective. This will involve a periodic review of the outlook for various securities which may result in reallocation of assets among the categories. The Advisor's asset allocation review process is based on forecasts of returns for each asset class. The investment environment is also analyzed since capital markets often anticipate economic developments.
Given the Advisor's evaluation, an appropriate asset mix is determined for the Fund.

The Global Fund is managed by the Advisor's Asset Allocation Committee, whose members are Robert J. Haddick, Alexandra Kinchen, Vincent P. Kuhn, Jr.,
Peter F. Landini, and David L. Redo.

n Robert J. Haddick, CFA, is Vice President of the Advisor and a member of its Investment and Equity Committees. His primary responsibilities include developing global asset allocation and investment management strategies.
Bob earned his B.A. and M.B.A. from the University of Illinois.

 n Alexandra Kinchen is Vice President of the Advisor and a member of its Investment and Fixed Income Committees. Sandie earned her B.A. and M.B.A. from Golden Gate University, San Francisco, California.

n Vincent P. Kuhn is Executive Vice President and Director of Fremont Mutual Funds and the Advisor. He is Chairman of the Advisor's Fixed Income Committee and is also a member of the Fremont Investment Committee. Vince received an undergraduate degree in Finance from Iona College, and an M.B.A. from New York University.

n Peter F. Landini is Senior Vice President and Director of the Advisor and a member of its Investment Committee. Pete graduated from the University of Santa Clara with a degree in Accounting and received an M.B.A. from Golden Gate University, San Francisco, California. He is Chairman of the Advisor's Equity Committee.

n David L. Redo is a Director and President of Fremont Mutual Funds and President, CEO and Chief Investment Officer for the Advisor. He has overall responsibility for the management of approximately $3.5 billion of marketable securities portfolios including the Fremont Mutual Funds. Prior to joining the Advisor's predecessor organization in 1977, Dave was responsible for Pacific Telesis' Pension Fund Investments. He received a B.S. in Electrical Engineering from the University of California, Berkeley and an M.B.A. from the University of Santa Clara.

Growth Fund

As compensation for its services to the Growth Fund, the Advisor receives from the Fund an advisory fee of .50% per annum of the Fund's average net assets, computed daily and paid monthly. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. See "Other Expenses of the Funds" below.

The Equity Committee is responsible for managing the mix between the portion of the Growth Fund's portfolio which is managed directly by the Advisor and the portion of the Fund's portfolio which is managed by the Fund's Sub-Advisor, and is responsible for reviewing the securities and overall characteristics of the Fund's portfolio.

The portfolio managers for the Growth Fund are W. Kent Copa and Peter F. Landini. Ken has co-managed the Fund since January 1, 1995. Pete has co-managed the Fund since its inception.

n W. Kent Copa, CFA, is Vice President of the Advisor and a member of its Equity Committee. Ken earned his B.A. and M.B.A. from Brigham Young University.

For a biography on Peter F. Landini, chairman of the Advisor's Equity Committee, please refer to the Global Fund section.

Sit Investment Associates, Inc. ("Sit Associates"), 4600 Norwest Center, Minneapolis, Minnesota 55402, acts as Sub-Advisor to the Growth Fund and manages a portion of the Fund's assets pursuant to a Portfolio Management Agreement. Eugene C. Sit, CFA, C.P.A., who has been the Chairman and Chief Executive Officer of Sit Associates since 1981, serves as portfolio manager for that portion of the Fund's assets managed by Sit Associates. Gene is a native of Canton, China, and has been a resident of the United States since 1948. He was educated at DePaul University in Chicago, where he received his B.S.C. degree in 1960. Sit Associates has been providing investment advice, management and related services to mutual funds, tax-exempt and taxable institutional investors, and individuals since 1981, and currently manages assets in excess of $5 billion. Sit Associates and its affiliates manage both domestic and international assets and employ a growth-oriented investment management philosophy which emphasizes investing in growth companies with above-average earnings growth potential.

Sit Associates is the controlling shareholder of Sit/Kim International Investment Associates, Inc. ("Sit/Kim International"), which specializes in global equity investing including emerging economies. The parent company of the Advisor, The Fremont Group, Inc., owns approximately 17% of Sit/Kim International and David Redo, the President of the Advisor and the Investment Company, is a member of the Board of Directors of Sit/Kim International. The Bechtel Retirement Plan has employed Sit Associates as an investment manager for over ten years.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the Growth Fund), the Advisor and Sit Associates provides that Sit Associates will manage the investment and reinvestment of a portion of the Fund's assets and will continually review, supervise and administer the Fund's equity investments. Sit Associates pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Sit Associates a fee equal to .40% per annum of Fund assets managed by Sit Associates. The Portfolio Management Agreement with Sit Associates may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Sit Associates.

International Growth Fund

Under the terms of the Advisory Agreement, the International Growth Fund pays the Advisor a fee of 1.50% per annum of the Fund's average net assets, computed daily and paid monthly. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund. This fee is higher than that paid by most investment companies, but most other investment companies pay their own ordinary operating expenses in addition to a management fee.

The portfolio managers for the International Growth Fund since September 1995 are Peter F. Landini, Andrew L. Pang and Robert J. Haddick.

n Andrew L. Pang is Vice President of the Advisor and a member of its Investment Committee and Equity Committee. Andrew received his degree in Finance from San Francisco State University and received an M.B.A. from Golden Gate University, San Francisco, California.

For biographies of Peter F. Landini and Robert J. Haddick, please refer to the Global Fund section.

International Small Cap Fund

Under the terms of the Advisory Agreement, the International Small Cap Fund pays the Advisor a fee, computed daily and paid monthly, of 2.50% per annum of the Fund's average net assets with respect to the first $30 million, 2.00% with respect to the next $70 million of such assets, and 1.50% of such assets in excess of $100 million. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund. This fee is higher than that paid by most investment companies, but most other investment companies pay their own ordinary operating expenses in addition to a management fee.

ACADIAN ASSET MANAGEMENT SERVES AS THE SUB-ADVISOR FOR THE INTERNATIONAL SMALL CAP FUND. ACADIAN MANAGES $2.6 BILLION IN INTERNATIONAL PORTFOLIOS.

The Advisor currently intends to limit the Fund's management fee to 1.98% of average net assets.

Acadian Asset Management, Inc. ("Acadian"), Two International Place, Boston, Massachusetts 02110, serves as Sub-Advisor to the International Small Cap Fund pursuant to a Portfolio Management Agreement. Acadian is an international investment management firm and currently manages approximately $2.6 billion in assets. Acadian is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, endowments, foundations and other institutions and individuals. Dr. Gary L. Bergstrom, President of Acadian, oversees the day-to-day investment decisions for the Fund and has done so since the Fund's inception. Dr. Bergstrom founded Acadian's predecessor, Acadian Financial Research, Inc., in 1977.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the International Small Cap Fund), the Advisor and Acadian provides that Acadian will manage the investment and reinvestment of the assets of the Fund and continually review, supervise and administer the Fund's investments. Acadian pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Acadian a fee equal to .75% per annum of the first $50 million of the Fund's average net assets, .65% of the next $50 million of such assets, .50% of the next $100 million of such assets and .40% of such assets in excess of $200 million. The Portfolio Management Agreement with Acadian may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Acadian Asset Management.

U.S. Micro-Cap Fund

Under the terms of the Advisory Agreement, the U.S. Micro-Cap Fund pays the Advisor a fee, computed daily and paid monthly, of 2.50% per annum of the Fund's average net assets with respect to the first $30 million, 2.00% with respect to the next $70 million of such assets, and 1.50% of such assets in excess of $100 million. Under this Agreement the Advisor has agreed to bear all of the Fund's expenses, except extraordinary expenses (as designated by a majority of the Investment Company's disinterested directors) and interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund. This fee is higher than that paid by most investment companies, but most other investment companies pay their own ordinary operating expenses in addition to a management fee.

MORGAN GRENFELL CAPITAL MANAGEMENT, INC. SERVES AS THE SUB-ADVISOR FOR THE U.S. MICRO-CAP FUND. MORGAN MANAGES OVER $500 MILLION IN SMALL- AND
MICRO-CAP STOCKS.

The Advisor currently intends to limit the Fund's management fee to 1.98% of average net assets.

Morgan Grenfell Capital Management, Inc. ("Morgan Grenfell"), 885 Third Avenue, New York, New York 10022, currently serves as Sub-Advisor to the U.S. Micro-Cap Fund pursuant to a Portfolio Management Agreement. Morgan Grenfell is a U.S. investment advisory subsidiary of London-based Morgan Grenfell Group PLC. Morgan Grenfell Group PLC is owned by Deutsche Bank AG. Within Morgan Grenfell, the Smaller Capitalization Equities team, headed by Mr. Robert E. Kern, has managed the Fund since inception. Bob has over 30 years of investment management experience and has been employed by Morgan Grenfell since 1986. The Smaller Capitalization Equities team is comprised of experienced professionals each having investment research/portfolio management responsibility within a specialized economic sector. Investment research specialization by economic sectors is designed to create an advantage by providing an in-depth understanding of each economic sector and of the industries within these sectors. This knowledge provides the team with the ability to make individual company investment decisions. Each team member works with the team's specialist small cap trader to determine execution strategy. This approach, designed specifically for smaller company investing, provides each member of the team with beginning-to-end involvement in the investment process.

Until terminated, the Portfolio Management Agreement between the Investment Company (with respect to the U.S. Micro-Cap Fund), the Advisor and Morgan Grenfell provides that Morgan Grenfell will manage the investment and reinvestment of the assets of the Fund and continually review, supervise, and administer the Fund's investments. Morgan Grenfell pays all expenses of its staff and their activities in connection with its portfolio management activities. As compensation for its services, the Advisor (not the Fund) pays Morgan Grenfell a fee equal to 1.50% per annum of the first $30 million of the Fund's average net assets, 1.00% of the next $70 million of such assets and .75% of such assets in excess of $100 million. The Portfolio Management Agreement with Morgan Grenfell may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets under management by Morgan Grenfell.

Other Expenses of the Funds. In addition to the fees described above, each of the Money Market Fund, the Bond Fund, the Global Fund and the Growth Fund pays all expenses not assumed by the Advisor. These expenses include, but are not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; costs of mailing reports, prospectuses, proxy statements and notices to existing shareholders; interest, taxes and insurance; expenses of the issuance and redemptions of shares of the Fund (including registration and qualification fees); legal and auditing expenses; fees and expenses of the Directors unaffiliated with the Advisor; and association dues. All general Investment Company expenses are allocated among and charged to the assets of each Fund on a basis that the Board of Directors deems fair and equitable. The Advisory Agreement provides that the Advisor will reimburse each Fund for expenses in excess of expense limitations imposed by state regulations. The total expenses of each Fund presently are limited by California securities laws to 2.5% of average net assets with respect to the first $30 million, 2.0% with respect to the next $70 million and 1.5% thereafter.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of each Fund are stated below. A broad range of objectives and policies is offered because the Funds are intended to offer investment alternatives for a broad range of investors, who are expected to have a wide and varying range of investment objectives. All of the Funds (except for the Money Market Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks, and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. Accordingly, there is no assurance that any Fund will achieve its investment objective.

Money Market Fund

THE FREMONT MONEY MARKET FUND SEEKS TO MAXIMIZE CURRENT INCOME TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY.

The investment objective of the Money Market Fund is to maximize current income to the extent consistent with preservation of capital and liquidity. The Fund seeks to achieve its objective by investing primarily in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; and other debt securities having no more than 397 days to maturity as required by the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Fund also may enter into repurchase agreements. Though it has no current intention to do so, the Fund may in the future enter into reverse repurchase agreements.

THE FUND ATTEMPTS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

The Fund attempts to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (as allowed by regulations under the 1940 Act) which are of high quality and present minimal credit risks as determined by the Advisor, under the direction of the Board of Directors. The portfolio must have a dollar-weighted average maturity of not more than 90 days. At least 25% of the Fund's assets will have a maturity of 90 days or less. All portfolio securities will be denominated in U.S. dollars.

At the time of purchase, short-term securities must be considered "First Tier" quality: rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), or by a single NRSRO in the case of a security rated by only one NRSRO, or if unrated, of comparable quality as determined specifically by the Advisor, under the direction of the Board of Directors. There are currently six NRSROs: Standard & Poor's Corporation ("S&P"), Moody's Investor Service, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch"), Duff & Phelps, Inc. ("D&P"), IBCA Limited and its affiliate IBCA, Inc. ("IBCA"), and Thomson Bankwatch, Inc. ("TBW"). Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated single "A" or better by an NRSRO, or if unrated, by an entity of comparable quality as determined specifically by the Advisor, under the direction of the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A of the Statement of Additional Information for a description of rating categories.

The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5% (but not more than 25%) of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described in the Statement of Additional Information, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets. For a description of these investments, see "General Investment Policies."

Bond Fund

THE FREMONT BOND FUND SEEKS TO REALIZE MAXIMUM TOTAL RETURN CONSISTENT WITH THE PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT MANAGEMENT.

The investment objective of the Bond Fund is to seek to realize maximum total return consistent with the preservation of capital and prudent investment management.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in debt securities, such as obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); obligations of domestic or foreign corporations and other entities; and mortgage-related and other asset-backed securities. The obligations in which the Fund may invest may have fixed, variable or floating interest rates. Depending upon the level of interest rates, the average maturity of these securities will vary between 5 and 15 years. In addition, the Fund may invest in obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper, bankers' acceptances, certificates of deposit and time deposits).

THE FUND'S INVESTMENTS WILL BE CONCENTRATED IN AREAS OF THE BOND MARKET THAT THE SUB-ADVISOR BELIEVES ARE RELATIVELY UNDERVALUED.

The Fund will invest primarily in securities rated Baa or better by Moody's or BBB or better by S&P Ratings Group or, if unrated, determined by the Fund's Sub-Advisor, Pacific Investment Management Company, to be of comparable quality. The Fund also may invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. See "Corporate Debt Securities" below for more information on quality ratings and risks involved with lower rated securities.

The Fund may invest directly in foreign currency denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers domiciled in a single country other than the United States.

In selecting securities and currencies for the Fund's portfolio, the Sub-Advisor utilizes economic forecasting, interest rate expectations, credit and call risk analysis and other security and currency selection techniques. The proportion of the Fund's assets invested in securities with particular characteristics (such as maturity, type, and coupon rate) may vary based on the Sub-Advisor's outlook for the economy, the financial markets, and other factors. The Fund's investments will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that the Sub-Advisor believes are relatively undervalued.

The Fund may also employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements. See "General Investment Policies" and the Statement of Additional Information for further information regarding these securities and other instruments. When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

In addition, the Fund may purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending to the extent permitted by the 1940 Act and the rules and regulations promulgated thereunder, invest in reverse repurchase agreements and borrow money for temporary administrative or emergency purposes. See "General Investment Policies" and the Statement of Additional Information for more information.

A portion of the Fund's assets may be invested in mortgage-related and other asset-backed securities. See "General Investment Policies" for a discussion of these securities.

The Fund may invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield) using the same quality and rating criteria noted above.

Fixed income securities of the type held by the Fund generally appreciate in value when market interest rates decline. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would result in a depreciation in value or adversely affect the value of the security expressed in dollars.

The Fund may participate in the options market, and may enter into futures contracts and purchase and sell options on such contracts on a non-leveraged basis. The Fund will set aside cash, cash equivalents or high quality debt securities or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of over-the-counter options, the risk of default by the counterparty; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options. The Fund currently intends to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets. A more thorough description of these investment practices and their associated risks is contained in "General Investment Policies" and the Statement of Additional Information.

Corporate Debt Securities. The Fund's investments in dollar-denominated and non-dollar denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Sub-Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. The securities rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds") in which the Fund may invest (to a limited extent) will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because such lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. For further information, see the Statement of Additional Information.

Global Fund

THE FREMONT GLOBAL FUND SEEKS TO MAXIMIZE TOTAL RETURN (INCLUDING INCOME AND CAPITAL GAINS) WHILE REDUCING RISK. THE FUND ALLOCATES ASSETS SO AS TO EMPHASIZE ASSETS WITH THE MOST FAVORABLE RETURN OUTLOOK.

The investment objective of the Fund is to seek to maximize total return (including income and capital gains) while reducing risk. In seeking to achieve this objective, the Fund intends to allocate assets and periodically review the asset allocation to emphasize assets with the most favorable return outlook. The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents, and adjust the level of investment maintained in each asset category in response to changing market conditions. The allocation of assets will be determined by the Advisor based on its evaluation of projections of risk, market conditions, asset value and expected return. This evaluation process is described in more detail below. The Fund seeks to provide a systematic, disciplined approach to reduce overall portfolio risk through asset diversification and to weight the portfolio toward asset categories which, at the time of evaluation, appear to have the best expected return potential. The Fund is designed for investors who wish to accept the risks entailed in investments in foreign securities and securities denominated in various currencies. See "General Investment Policies - Special Considerations for International Investing."

Description of Classes of Assets. Under normal circumstances, the Fund will invest in securities of issuers located in at least three different countries, including the United States. The Advisor will allocate the assets of the Fund among the following categories of assets:

n U.S. Stocks - The Fund may invest in common and preferred stocks of U.S.-based companies which are traded on a U.S. exchange or in the Over-the-Counter (OTC) market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indexes.

n U.S. Dollar-Denominated Debt Securities - The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund will not invest more than 5% of its net assets in variable and floating rate debt securities, nor will the Fund invest more than 5% of its net assets in guaranteed investment contracts. The Fund may invest in interest rate futures and options on such futures. See "General Investment Policies" and the Statement of Additional Information for further information regarding these securities.

   Most of the debt securities in which the Fund will invest are rated Baa or better by Moody's BBB or better by S&P, or, if unrated, determined to be of comparable quality by the Advisor. Securities rated BBB or Baa are considered investment grade, but may have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. The Fund also may invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated Ba by Moody's or BB by S&P. The securities rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds") will have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because such lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. For further information, see the Statement of Additional Information.

n Foreign Stocks - The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") representing shares of foreign companies. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on the outlook for the currencies involved. Hedging may be undertaken through the purchase of currency futures or otherwise. For a discussion of these transactions, see "Options and Futures" and "Forward Currency, Futures and Options Transactions" in the "General Investment Policies" section of this Prospectus.

n Foreign Bonds - The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on the outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on the outlook for currency values.

   For a discussion of the risk factors associated with foreign investing, see "General Investment Policies -- Special Considerations for International Investing."

n Real Estate Securities - The Fund may invest in the equity securities of publicly traded and private real estate investment trusts ("REITs") which invest in real estate. A REIT is an entity which concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

n Precious Metals and Commodities Futures - The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those which generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent consistent with preservation of capital and liquidity.

Other Considerations with Respect to the Fund. The Advisor will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values of the fixed income portion of the Fund's portfolio are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment. Under normal economic and market conditions, the fixed income portion of the Fund's portfolio will be invested primarily in debt instruments with short to intermediate maturities (1 to 10 years to maturity). However, there are no restrictions on the maturity composition of the Fund's portfolio. If market interest rates decline, fixed-income securities generally appreciate in value. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. In seeking to achieve the Fund's objective of total return, the Advisor may increase the average maturity of the fixed income portion of the Fund's portfolio in times of declining interest rates and decrease such average maturity in times of rising interest rates. The Advisor generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies), as well as technical and political data.

In seeking current income or to reduce principal volatility, the Fund may also
(1) enter into futures contracts, including contracts for the future delivery of debt securities of the types described above, stock index futures contracts with respect to the S&P 500 Index or other similar broad-based stock market indices and commodities futures, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, indexes, commodities or futures contracts, the premiums of which are limited to 5% of the Fund's assets.

Further information concerning options and futures and their associated risks is contained in "General Investment Policies -- Options and Futures Contracts" and in the Statement of Additional Information.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies -- Forward Currency, Futures and Options Transactions." The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another country.

A portion of the Fund's assets may be invested in mortgage-related and other asset-backed securities. See "General Investment Policies" for a discussion of these securities.

The Fund may invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield) using the same quality and rating criteria noted above.

Growth Fund

THE FREMONT GROWTH FUND SEEKS TO PROVIDE GROWTH OF CAPITAL OVER THE LONG TERM INVESTING PRIMARILY IN U.S. COMMON STOCKS.

The investment objective of the Growth Fund is to provide growth of capital over the long term. Although not an objective of the Fund, income may accompany growth of capital. The Fund invests primarily in a diversified portfolio of common stocks.

Under normal conditions, at least 65% of the total assets of the Fund will be invested in U.S. common stocks. In addition, the Fund may purchase securities convertible into common and preferred stocks, and restricted securities. If the Fund holds preferred stocks, they will have a rating of B or better.

The Fund may invest in common and preferred stocks of U.S. based companies which are traded on a U.S. exchange or in the over-the-counter (OTC) market and may invest in stock index futures contracts, options on index futures and options on stock indexes.

The Fund may invest a portion of its assets in the equity securities of a diversified group of small, emerging growth companies before they become well-recognized as well as in the equity securities of larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth. No assurance can be given that any of these expectations will be met.

Since the Fund may invest in small, emerging growth companies before they become well-recognized, investors should realize that the very nature of investing in smaller companies involves greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one-person management. The securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. When a temporary defensive posture in the market is appropriate in the Advisor's opinion, the Fund may temporarily invest up to 100% of its assets in these instruments. The Fund may also hold other types of securities from time to time, including bonds.

The Advisor will determine the percentage of the Fund's assets that will be allocated from time to time to the Sub-Advisor, Sit Investment Associates, Inc., for investment.

The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") representing shares of foreign companies. See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor or the Sub-Advisor may engage in foreign currency hedging for assets in specific countries based on the outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise. For a discussion of the risk factors associated with forward currency, futures and options transactions, see "General Investment Policies -- Forward Currency, Futures and Options Transactions" and the Statement of Additional Information.

When the Fund holds bonds, the Fund will be invested primarily in debt instruments with short to intermediate maturities (1 to 10 years to maturity). These bonds, including convertibles, will have a S&P or Moody's rating of A or better. However, there are no restrictions on the maturity composition of the Fund's portfolio. If market interest rates decline, fixed-income securities generally appreciate in value. In seeking to achieve the Fund's objective of growth of capital, the Advisor may increase the average maturity of the fixed income portion of the Fund's portfolio in times of declining interest rates and decrease such average maturity in times of rising interest rates.

The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from two to eight years. The Advisor or the Sub-Advisor will invest the assets in this class based on the outlook for interest rates and currency trends in a particular country. The Advisor or the Sub-Advisor may engage in foreign currency hedging from time to time based on the outlook for currency values.

For a discussion of the risk factors associated with foreign investing, see "General Investment Policies -- Risk Factors and Special Considerations for International Investing."

The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent consistent with preservation of capital and liquidity.

The Advisor and the Sub-Advisor will allocate investments among the securities of particular issuers on the basis of their views as to the best values then currently available in the marketplace. Such values are a function of growth potential, relative valuation yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level of interest rates, political developments, and variations of the supply of funds available for investment.

International Growth Fund

THE FREMONT INTERNATIONAL GROWTH FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL BY PRIMARILY INVESTING IN EQUITY SECURITIES OF ISSUERS DOMICILED OUTSIDE THE UNITED STATES.

The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers domiciled outside the United States. The Fund is designed for investors who wish to accept the risks entailed in investments in foreign securities and securities denominated in various currencies. See "General Investment Policies - Risk Factors and Special Considerations for International Investing."

Under normal market conditions, at least 90% of the Fund's assets will be invested in equity securities of issuers domiciled outside the United States. The Fund will be invested in a minimum of three countries excluding the United States. The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 90% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 90% of its assets invested in equity securities domiciled outside the United States.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.

THE FUND MAY INVEST UP TO 50% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALLER TO MEDIUM SIZED GROWTH COMPANIES IN BOTH DEVELOPED AND EMERGING MARKETS.

The Fund may invest up to 50% of its total assets in equity securities of smaller to medium sized growth companies in both developed and emerging world markets. For the developed markets, such investments include equity securities with market capitalizations of over $200 million but less than $2 billion. However, market capitalizations of smaller to medium sized company equity securities in emerging markets are significantly smaller and currently range between $25 million and $200 million. Emerging growth companies are small- and medium-sized companies that the Advisor believes often have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises.

As used in this Prospectus, international emerging markets are countries categorized as emerging markets by the International Finance Corporation, the World Bank's private sector division. Such countries currently include but are not limited to Thailand, Indonesia, the Philippines, South Korea, Taiwan and certain Latin American countries. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth. The Advisor believes that investments in equity securities of companies in international emerging markets offer the opportunity for significant long-term investment returns. However, these investments involve certain risks, as discussed below and in "General Investment Policies - Risk Factors and Special Considerations for International Investing."

Investing in emerging growth companies involves certain special risks. Emerging growth companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of emerging growth companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Whenever in the judgment of the Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash or in high-quality debt securities with remaining maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive positions which over time will enhance the equity value of the company. The Fund will not concentrate its investments in companies of a particular asset size, although, from time to time, it may emphasize investments in companies within particular industries, and will select its investments based on the characteristics of the particular markets and economies of the countries in which it invests.

In selecting portfolio investments, a company's growth prospects will be considered, including the potential for superior appreciation due to growth in earnings, relative valuation of its securities, and any risks associated with such investment; the industry in which the company operates, with a view to identification of international developments within industries, international investment trends, and social, economic or political factors affecting a particular industry; the country in which the company is based, as well as historical and anticipated foreign currency exchange rate fluctuations; and the feasibility of gaining access to the securities market in a country and of implementing the necessary custodial arrangements. The investment program of the Fund has been developed in the belief that research-based investment in a portfolio of equity securities of companies in a number of foreign countries will give shareholders a chance to participate on an international basis in the opportunities available in the growing foreign securities markets.

Investment will be made in those countries where the Advisor believes that economic and political factors, including currency movements, are likely to produce above average long-term investment returns. There is no limitation on the percentage of the Fund's assets that may be invested at any one time in one or more countries except that the Fund will normally be invested in at least three countries outside the United States.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies.
See "General Investment Policies -- Forward Currency, Futures and Options Transactions."

International Small Cap Fund

THE FREMONT INTERNATIONAL SMALL CAP FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY PRIMARILY INVESTING IN SMALL CAP EQUITY SECURITIES OF ISSUERS DOMICILED OUTSIDE THE UNITED STATES.

The Fund seeks to achieve long-term capital appreciation by investing primarily in small capitalization ("small cap") equity securities of issuers domiciled outside the United States. The Fund selects its portfolio securities primarily from among small cap companies in developed markets whose individual market capitalizations would place them among the smallest 20% of market capitalization in their respective markets. Developed markets will generally be defined as those included in the Morgan Stanley Capital International Europe, Asia and Far East (EAFE) Index. It is expected that the majority of the companies in which the Fund invests will have a market capitalization of under $1 billion; however, the Fund is likely to hold some companies with a market capitalization greater than $1 billion. The Fund is designed for investors willing to accept the risks entailed in investments in foreign securities of small companies and securities denominated in various currencies. See "General Investment Policies - Special Considerations for International Investing."

Under normal market conditions, at least 65% of the total assets of the Fund will be invested in small cap equity securities of issuers domiciled outside the United States with a market capitalization of under $1 billion. The Fund will be invested in a minimum of three countries excluding the United States. The Fund's portfolio of equity securities will consist of common and preferred stock, warrants and debt securities convertible into common stock. Included in this 65% total, up to 5% of the Fund's assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 65% of its total assets invested in small cap equity issuers domiciled outside the United States.

In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities markets.

International small cap companies are smaller sized companies that the Advisor and Sub-Advisor believe often have a potential for earnings growth over time that is above the growth rate of more established companies or are early in their life cycles and have the potential to become major enterprises. In addition, some smaller companies may be undervalued because they are not as closely followed by security analysts or institutional investors. The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies.

Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMPHASIS IS PLACED ON IDENTIFYING SECURITIES OF COMPANIES BELIEVED TO BE UNDERVALUED IN THE MARKETPLACE.

Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive positions which over time will enhance the equity value of the company. In selecting portfolio investments, a company's growth prospects will be considered, including the potential for superior appreciation due to growth in earnings, relative valuation of its securities, and any risks associated with such investment; the industry in which the company operates, with a view to identification of international developments within industries, international investment trends, and social, economic or political factors affecting a particular industry; the country in which the company is based, as well as historical and anticipated foreign currency exchange rate fluctuations; and the feasibility of gaining access to the securities market in a country and of implementing the necessary custodial arrangements.

INVESTMENTS WILL BE MADE IN COUNTRIES THAT ARE BELIEVED LIKELY TO PRODUCE ABOVE AVERAGE INVESTMENT RETURNS.

Investments will be made in those countries where the Advisor and Sub-Advisor believe that economic and political factors, including currency movements, are likely to produce above average long-term investment returns. There is no limitation on the percentage of the Fund's assets that may be invested at any one time in one or more countries. However, except during times that the Fund is in a temporary defensive posture, the Fund will invest at least 65% of its total assets in the securities of issuers domiciled in at least three different non-U.S. countries.

The Fund may invest up to 35% of its total assets in equity securities of companies domiciled in emerging markets. See the International Growth Fund section of this prospectus for more detailed information on emerging markets.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. For liquidity purposes, the Fund may normally also invest up to 10% of its assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less. The Fund may also invest in convertible debentures (convertible to equity securities) and preferred stocks (which may or may not have a dividend yield). All preferred stocks and debt securities, both foreign and domestic, in which the Fund invests must, at the time of acquisition, be rated Aa or better by Moody's or AA or better by S&P, or be of comparable quality as determined by the Advisor or Sub-Advisor.

The Fund may enter into forward currency contracts and currency futures contracts, and may purchase put and call options on currencies. See "General Investment Policies -- Forward Currency, Futures and Options Transactions."

U.S. Micro-Cap Fund

THE FREMONT U.S. MICRO-CAP FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY PRIMARILY INVESTING IN A DIVERSIFIED
PORTFOLIO OF COMMON U.S. STOCKS.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These securities will trade on a U.S. exchange or in the over-the-counter (OTC) market. However, up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). See "General Investment Policies" for a discussion of ADRs. EDRs are similar to ADRs but are designed for use in the European securities market. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

UP TO 25% OF THE FUND'S TOTAL ASSETS MAY BE INVESTED IN SECURITIES OF SMALL COMPANIES DOMICILED OUTSIDE THE UNITED STATES.

The Fund generally selects its portfolio securities among micro-cap companies, which the Fund defines as companies whose individual market capitalizations would place them in the smallest 10% of market capitalization of companies in the United States as measured by the Wilshire 5000 Index. Currently, these companies have a market capitalization of about $425 million or less. Under normal market conditions, the weighted average capitalization of the portfolio will be less than the market capitalization of the largest company in the bottom 5% of the market value of all U.S. equities as measured by the Wilshire 5000 Index. Currently, this company has a market capitalization of about $200 million.

Many micro-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or market developments, may have limited product lines, markets or financial resources and may lack management depth. In addition, many micro-cap companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information concerning such companies compared to what is available for larger capitalization securities. Finally, the securities of micro-cap companies traded in the OTC market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the New York or American Stock Exchanges or the market averages in general. Thus, the Fund may involve considerably more risk than an investment company investing in the more liquid equity securities of companies traded on the New York or American Stock Exchanges.

The Advisor and Sub-Advisor believe that an investment in shares of the Fund provides an opportunity for greater rewards but will involve more risk than an investment in a fund which seeks capital appreciation from investment in common stocks of larger, better-known companies. This is due to greater opportunities for superior returns from companies with small stock market capitalizations which are not as well-known to the general public. These shares may have less investor following, and, therefore, may provide opportunities for investment gains due to the inefficiencies in this sector of the marketplace.

THE FUND SEEKS TO INVEST IN THOSE COMPANIES WHICH ARE IN THE EARLY STAGES OF AN EMERGING GROWTH CYCLE.

The Fund seeks to invest in those companies which are in the early stages of an emerging growth cycle, where the Advisor and Sub-Advisor believe earnings will grow faster than both inflation and the economy in general and where it believes such growth has not yet been fully reflected in the market price of these stocks. In seeking investments, the Advisor and Sub-Advisor will give weight to companies possessing a variety of characteristics including quality of management, companies which have gone public in recent years, an entrepreneurial management team, a narrow product line focus, or established companies where the growth potential has been significantly enhanced by new product developments, new market opportunities, mergers or divestitures, or new management. The investable universe provides what the Advisor and Sub-Advisor believe is a broad range of stock selection opportunities.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever in the judgment of the Advisor or Sub-Advisor market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. During times that the Fund is investing defensively, the Fund will not be pursuing its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be rated at the time of purchase in the top two categories of Moody's (Aaa or Aa) or S&P (AAA or AA) or be of comparable quality as determined by the Advisor or Sub-Advisor.

GENERAL INVESTMENT POLICIES

Money Market Instruments. The Funds may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. Government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet a Fund's quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

SHORT-TERM SECURITIES MUST BE RATED "TIER 1" QUALITY.

At the time of purchase, short-term securities must be rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO in the case of a security rated by only one NRSRO, or, if not rated by an NRSRO, must be of comparable quality as determined by the Advisor or the Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by a NRSRO, or an entity of comparable quality as determined by the Advisor or the Sub-Advisor. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. Government Securities. Each of the Funds may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Mortgage Corporation, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, since it is not obligated to do so by law.

When-Issued Securities and Firm Commitment Agreements. Each Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Funds will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or high quality debt securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlement in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

Mortgage-Related and Other Asset-Backed Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") or by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may invest also in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

Real Estate Mortgage Investment Conduits ("REMICs") are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

Stripped Mortgage Securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% of a Fund's net assets.

Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile ReceivablesSM ("CARSSM") and interests in pools of credit card receivables. CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARSSM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor or Sub-Advisor will, consistent with a Fund's investment objective, policies and quality standards, and subject to the review and approval of the Company's Board of Directors, consider making investments in such new types of securities.

The Funds may invest only in high quality mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations or (ii) rated in one of the three highest categories by Moody's or S&P, or, if not rated, of equivalent investment quality as determined by the Advisor or Sub-Advisor. The Advisor or Sub-Advisor will monitor continuously the ratings of securities held by the Funds and the creditworthiness of their issuers. An investment-grade rating will not protect a Fund from loss due to factors such as a change in market interest rate levels or other particular financial market change that affects the value of or return due on an instrument.

Shares of Investment Companies. Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. Pursuant to the 1940 Act, the percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of a Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees under Rule 12b-1 of the 1940 Act, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Funds, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above 1940 Act restrictions, each Fund does have the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

Repurchase Agreements. As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of the Money Market Fund) of the value of its net assets, would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (1) the underlying securities are issued or guaranteed by the U.S. Government, (2) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (3) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (1) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing the Fund's rights.

Portfolio Turnover. Each Fund (except for the Money Market Fund) expects to trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Funds' average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

EACH FUND MAY LEND UP TO ONE-THIRD OF ITS SECURITIES ONLY IF COVERED BY COLLATERAL EQUAL TO 100% OF THE VALUE OF SECURITIES BORROWED.

Loans of Portfolio Securities. Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33-1/3% of its net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Funds will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.

Borrowing. Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the 1933 Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, a Fund will not invest more than 15% of its assets (or 10% with respect to the Money Market Fund) in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable and restricted securities, unless the Board of Directors determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Warrants or Rights. Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. As a condition of its continuing registration in certain states, a Fund's investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets, and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchanges. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Board of Directors without shareholder approval.

Options and Futures Contracts. (Except for the Money Market Fund.) When a Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor and/or Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls, and selling futures may be used to reduce market exposure. Since most stock index futures and options are based on broad stock market indexes, their performance tends to track the performance of common stocks generally - which may or may not correspond to the types of securities in which the Funds invest. Each Fund will maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities or other high quality debt securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging.

In seeking appreciation or to reduce principal volatility, a Fund may also (1) enter into futures contracts -- contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's assets; and (2) purchase put and call options on portfolio securities, stock indices or stock index futures contracts -- the premiums of which are limited to 5% of the Fund's assets.

A Fund may write put and call options. It will only do so by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 50% of the net assets of the Fund.

The Funds will set aside cash, cash equivalents, or high quality debt securities, or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts.

Options and futures can be volatile investments. If the Advisor and/or Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts -- no assurance that closing purchase transactions will be available at favorable prices, possible reduction of a Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts -- imperfect correlation between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing or selling put and call options -- possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

Forward Currency, Futures and Options Transactions. Except for the Money Market Fund, the Funds may enter into forward currency contracts and currency futures contracts and may purchase put or call options on currencies (each such arrangement sometimes referred to as a "currency contract"). Forward contracts typically will involve the purchase or sale of a foreign currency against the dollar. These techniques are designed primarily to hedge against future changes in currency prices which might adversely affect the value of a Fund's portfolio securities. A Fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies or currency futures. For a more detailed description of such arrangements, see the Statement of Additional Information.

A Fund may enter into currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Advisor and/or Sub-Advisor anticipates making a purchase or sale of a security, the Fund may enter into a currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when it is believed that a particular currency may decline compared to the U.S. dollar or another currency, a Fund may enter into a currency contract to sell the currency the Advisor or Sub-Advisor expects to decline in the amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency or related currencies that the Advisor and/or Sub-Advisor feels demonstrate a correlation in exchange rate movements. The practice of using correlated currencies is known as "cross-hedging." When the Advisor and/or Sub-Advisor believes that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, a Fund may enter into a currency contract to buy a foreign currency for a fixed dollar amount. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency contracts generally are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in other futures contracts.

While a Fund enters into forward currency contracts and purchases currency options or currency futures to reduce the risks of fluctuations in exchange rates, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Fund's portfolio securities. Purchasing (selling) a currency forward limits the Fund's exposure to risk of loss from a rise (decline) in the dollar value of the currency, but also limits its potential for gain from a decline (rise) in the currency's dollar value. While purchasing options can protect the Fund against certain exchange rate fluctuations, a Fund is subject to the loss of its entire premium payment where the option is allowed to expire without exercise.

To avoid leverage in connection with forward currency transactions, a Fund will set aside with its Custodian cash, cash equivalents or high quality debt securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts. To the extent a Fund enters into over-the-counter options, the options and the assets so set aside to cover such options are considered illiquid assets and, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

Although a Fund will enter into currency contracts solely for hedging purposes, their use does involve certain risks. For example, there can be no assurance that a liquid secondary market will exist for any currency contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Currency contracts may be entered into on United States exchanges regulated by the Securities and Exchange Commission or the Commodity Futures Trading Commission as well as in the over-the-counter market and on foreign exchanges.

Swap Agreements. (Except for the Money Market Fund.) The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level; and interest rate collars, under which a party sells a cap and purchases a floor or vise versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels. Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other high quality debt obligations to avoid any potential leveraging of the Fund's portfolio. Swap agreements having a term of greater than seven days are considered illiquid assets and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the net assets of the Fund.

Risk Factors and Special Considerations for International Investing. (Except for the Money Market Fund.) Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Likewise, investment in ADRs and EDRs presents similar risks, even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social or economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its foreign investments, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation."

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies which are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to have substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than are securities of comparable U.S. companies. Such markets may have longer settlement periods than markets in the United States. In addition, non-U.S. stock exchange transactions may be subject to difficulties associated with the settlement of such transactions. Such settlement difficulties may result in delays in reinvestment. The Advisor and/or Sub-Advisor will consider such difficulties when determining the allocation of a Fund's assets, although they do not believe that such difficulties will materially adversely affect the Fund's portfolio trading activities. Costs associated with transactions in foreign securities are generally higher than those of domestic securities, and there is generally less governmental supervision and regulation of exchanges, financial institutions and issuers in foreign countries.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The operating expense ratio of a Fund investing in foreign securities may be higher than that of an investment company investing exclusively in U.S. securities because certain expenses, such as custodial costs, may be higher.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds intend to invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Federal Income Taxation."

American Depository Receipts. (Except for the Money Market Fund.) American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. income taxes. See "Dividends, Distributions and Federal Income Taxation." Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Investment Restrictions. Each Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating a Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). These investment restrictions and each Fund's investment objective cannot be changed without the approval of shareholders of that Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS CANNOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL

INVESTMENT RESULTS

Each Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on an investment in the Funds will fluctuate. With respect to each Fund, except the Money Market Fund, the principal value of an investment will also fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Money Market Fund attempts to maintain a stable net asset value of $1.00 per share.

EACH FUND'S "TOTAL RETURN" WILL BE EXPRESSED IN PERIODS OF 1, 5 AND 10 YEARS, AND FOR THE LIFE OF EACH FUND.

Each Fund except for the Money Market Fund may calculate performance on an average annual total return basis for 1-, 5- and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

From time to time, each Fund may advertise its yield. The Funds' yields are calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements. With respect to the Money Market Fund, the yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). The Money Market Fund's net income per share for such period (excluding realized gains and losses, if any) will be divided by the Fund's constant net asset value of $1.00 and annualized on a 365-day basis. An effective yield quotation, taking into account the effects a of shareholder's assumed reinvestment of income (compounding), may also be used. With respect to the Funds other than the Money Market Fund, yield refers to the income generated by an investment in a Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment.

A Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Funds may also be mentioned in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data. A Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Funds will be included in the Funds' annual report, which will be mailed to shareholders without charge upon request.



HOW TO INVEST

THERE ARE NO SALES CHARGES ON INVESTMENTS OR REINVESTMENTS, AND THERE ARE NO REDEMPTION FEES.

The shares of each Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Funds. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current public offering price next determined after the purchase order is received. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts (IRAs) and Keogh Plans. Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.") Each subsequent investment in the Funds must be $200 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). In some cases, the minimum balance requirement may be waived.

THERE IS AN INITIAL INVESTMENT MINIMUM OF $2,000 PER ACCOUNT OR $1,000 FOR RETIREMENT ACCOUNTS (IRAS, ETC.) . THE INITIAL MINIMUM IS WAIVED FOR ACCOUNTS OPENED WITH THE AUTOMATIC INVESTMENT PLAN.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 1-800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before 4:00 p.m., Eastern time, will be credited the same day. Bank wire investments received after 4:00 p.m., Eastern time, will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.

Shares of each Fund may also be purchased through a broker-dealer that has signed a dealer agreement with the Funds or has made similar arrangements with the Funds. Brokers who process orders on behalf of their customers are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased pursuant to such orders. Brokers may charge an investor a reasonable transaction fee as determined by the broker, no part of which will be paid to the Funds or the Advisor. In some instances, all or a portion of the transaction fee or shareholder servicing fee charged by a broker may be paid by the Advisor.

From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Funds for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.

Funds Distributor, Inc., One Exchange Place, Tenth Floor, Boston, MA 02109, is the principal underwriter for the Funds.



SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

Statements and Reports

When a shareholder makes an initial investment in the Funds, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Money Market Fund and the Bond Fund will receive monthly statements. Shareholders of the other Funds will receive statements as of the end of December, April, July and October. SHAREHOLDERS RECEIVE AN ACCOUNT STATEMENT FOR EACH TRANSACTION IN THEIR ACCOUNT. SHAREHOLDERS OF THE MONEY MARKET FUND AND THE BOND FUNDS RECEIVE MONTHLY STATEMENTS. SHAREHOLDERS OF THE OTHER FUNDS RECEIVE STATEMENTS AS OF THE END OF DECEMBER, APRIL, JULY AND OCTOBER.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Funds ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of each Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to each Fund's shareholders after the end of the calendar year on Form 1099-DIV.

Exchanges Between Funds

Shares of one Fund may be exchanged for shares of another Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. This minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of tax-deferred retirement accounts or other tax-exempt shareholders.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

SHAREHOLDERS MAY EXCHANGE SHARES AMONG THE FREMONT FUNDS VIA TELEPHONE.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

Telephone Exchange Privilege

An investor may elect on the account application to authorize exchanges by telephone.
A shareholder may give instructions regarding exchanges by calling 1-800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Funds. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by 4:00 p.m., Eastern time, will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

Automatic Investment Plan

THE AUTOMATIC INVESTMENT PLAN PERMITS PURCHASES TO BE MADE ONCE OR TWICE EACH MONTH, DEBITING THE SHAREHOLDER'S BANK ACCOUNT.

A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Funds. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $200 minimum for subsequent investments. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Funds for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form. The form is available on request.



HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $8 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Systematic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions.

For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares, exchanges and redemptions under a Systematic Withdrawal Plan may result in taxable capital gains or losses in non-retirement accounts.

Telephone Redemption Privilege

An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 1-800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by 4:00 p.m., Eastern time, will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, nor the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

Check Redemption Privilege (Money Market Fund and Bond Fund only)

THE MONEY MARKET FUND AND THE BOND FUND OFFER FREE CHECKWRITING.

The Transfer Agent will, upon request, provide each shareholder of the Money Market Fund and the Bond Fund (except for retirement accounts) with free checks which may be made payable by shareholders to the order of anyone in any amount of at least $250. The Funds will arrange for checks to be honored by The Fifth Third Bank, Cincinnati, Ohio (the "Bank") for this purpose. The Bank has the right to refuse any check which does not conform with its requirements. The shareholder will be subject to the Bank's rules and regulations governing checking accounts, including a $20 charge for refused checks. This charge may change without notice. When such a check is presented to the Transfer Agent for payment, the Transfer Agent, as the shareholder's agent, will cause the Investment Company to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Since it is not possible to predict the exact value of a shareholder's account when a redemption check is cleared, shareholders may not close an account with a check.

The Check Redemption Privilege enables the shareholder to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Transfer Agent for payment. The Check Redemption Privilege may be modified or terminated by the Investment Company or the Transfer Agent upon three days' notice to shareholders.



Systematic Withdrawal Plan

THE SYSTEMATIC WITHDRAWAL PLAN ALLOWS SHAREHOLDERS TO RECEIVE REGULAR MONTHLY, QUARTERLY, OR YEARLY PAYMENTS.

A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service.

Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Systematic redemptions should not reduce the account below the minimum balance required (currently $1,500). Shareholders may terminate the Systematic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Funds, shareholders must specify if they desire the systematic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the systematic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is a Systematic Withdrawal Plan established for an account and the entire account is exchanged into another Fund, the systematic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate systematic redemptions must complete a Systematic Withdrawal Plan form available from the Transfer Agent.

Signature Guarantee

To better protect the Funds and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Other Important Redemption Information

A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

The Transfer Agent will not honor checks under the Check Redemption Privilege, and will reject requests to redeem shares until checks, drafts or Automatic Investment Plan transfers received for the shares purchased have cleared. Although it is anticipated that this process will be completed in less time, it may take up to 15 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances and as permissible under the 1940 Act, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Investment Company reserves the right to redeem mandatorily the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $200 or more.) This minimum balance may be waived.

Redemption-in-Kind

The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the applicable Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

Transfer Agent

MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354, serves as each Fund's transfer agent, dividend paying and shareholder service agent.
In addition, MGF Service Corp. has been retained by the Advisor to assist in providing certain administrative services to the Funds. MGF Service Corp.
is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.



RETIREMENT PLANS

Shares of the Funds may be purchased in connection with various tax-deferred retirement plans. These include Individual Retirement Accounts (IRAs); Qualified Retirement Plans for self-employed persons and their employees; corporate pension and profit-sharing plans; Simplified Employee Pension (SEP) IRAs; and
Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans.
Information regarding these charges is available from the Investment Company.

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder. The Advisor is responsible under the terms of the Advisory Agreement to pay any compensation due to organizations hired for sub-transfer agency services where such services are specific to retirement plans using the Funds as investment options.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

Each Fund has qualified, and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For any tax year in which a Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability. Each Fund intends to distribute substantially all of its net investment income according to the following schedule:

The Money Market Fund and the Bond Fund declare dividends daily and will distribute net investment income monthly.

The Global Fund intends to distribute its net investment income four times a year, at the end of April, July, October and December.

Each of the Growth Fund, the International GrowthFund, the International Small Cap Fund and the U.S. Micro-Cap Fund intend to distribute substantially all of its net investment income at or about the close of the Funds' fiscal year (October 31).

EACH FUND INTENDS TO DISTRIBUTE SUBSTANTIALLY ALL NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS.

Each Fund intends to distribute substantially all of its net realized capital gains, if any, at or about the close of the calendar year (December 31). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders) whether or not they are reinvested in shares of the Fund. Any long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares. Corporate investors may be entitled to the dividends received deduction on all or a portion of the dividends paid by the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund.

Shareholders may elect:

n to have all dividends and capital gain distributions automatically reinvested in additional shares; or

n to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

n  to receive all distributions of income dividends and capital gains in cash.

SHAREHOLDERS MAY RECEIVE DIVIDENDS AND DISTRIBUTIONS IN CASH OR MAY HAVE THEM AUTOMATICALLY REINVESTED AT NO CHARGE.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in December by the Funds and paid in January are taxable as if paid in December. Each Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

SOME OF THE FUNDS' NET ASSET VALUES WILL BE PUBLISHED DAILY IN THE PRESS UNDER MUTUAL FUND QUOTATIONS.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Funds that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Funds to withhold 30%, or the applicable tax treaty rate, from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Dividends and interest from foreign issuers earned by a Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Except as indicated below, to the extent that a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income nor be able to take their shares of such taxes as a credit against U.S. income taxes.

If more than 50% of a Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund will be eligible to file, and will file, elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include in their federal income tax returns as gross income their respective pro rata portions of foreign taxes paid by the Fund, to treat such amounts as foreign taxes paid by them, and to deduct such respective pro rata portions in computing their taxable incomes, or, alternatively, to use them as foreign tax credits against their U.S. income taxes. The Funds will report annually to its shareholders the amount per share of such withholding. See "Taxes-Mutual Funds" in the Statement of Additional Information.

The foregoing is a brief discussion of certain federal income tax considerations. Please see the Statement of Additional Information for further information regarding the tax implications of an investment in the Funds.



CALCULATION OF NET ASSET VALUE
AND PUBLIC OFFERING PRICE

Each Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

Each Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open (excluding banking holidays, in the case of the Money Market Fund). The Funds' portfolios may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value and public offering price of a Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of a Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of each Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of each Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

Amortized Cost Method of Valuation -- Money Market
Fund Only

The Money Market Fund attempts to maintain a stable net asset value of $1.00 per share by valuing its assets on the basis of amortized cost. This involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although the Money Market Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no assurance that a stable net asset value will be maintained.

As is generally the case with other money market funds, on any day that the Money Market Fund experiences a decline in net asset value below $1.00 per share, the Fund may offset any such amount against the shareholder dividends accrued during the month. Alternatively, to maintain the net asset value of its shares at $1.00, the Money Market Fund may redeem or declare a dividend of shares. Any such action would not change a shareholder's pro rata share of net assets, but would reflect the increase or decrease in the value of the shareholder's holdings which resulted from the change in net asset value.



EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for each Fund's portfolio securities transactions are placed by the Advisor or Sub-Advisor, as applicable. The Advisor and Sub-Advisors strive to obtain the best available prices in the Funds' portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Funds, the Advisor or the Sub-Advisors or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries, and money market securities in which the Funds may invest, are generally traded in the over-the-counter (OTC) markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.



GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end diversified investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by a Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor and the Portfolio Management Agreement with a Sub-Advisor) except in matters where a vote of all Funds in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Funds under applicable Securities and Exchange Commission regulations.

TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:

1. By mail:

   Fremont Mutual Funds

   c/o MGF Service Corp.

   P.O. Box 5354

   Cincinnati, OH 45201-5354

   Street address:

   312 Walnut Street, 21st Floor

   Cincinnati, OH 45202-3874

2. By wire:

   Via the Federal Reserve Bank Wire System to:

   FIFTH CIN

   (Fifth Third Bank)

   ABA No. 042000314

   Credit to: Fremont Mutual Funds

   Account No. 999-36844
   Further Credit to: Fremont Fund name, shareholder name, and account number

To make a subsequent purchase:

Include shareholder name and account number. Use the same instructions for initial purchase.

To redeem shares:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee.
See "Signature Guarantees."

2. By telephone: 1-800-548-4539
   Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and systematic withdrawal plans, please contact:

   Fremont Mutual Funds, Inc.

   50 Beale Street, Suite 100

   San Francisco, CA 94105

   800-548-4539 or 415-284-8900

Fremont Mutual Funds, Inc.

Fremont Money Market Fund

Fremont California Intermediate Tax-Free Fund

Fremont Bond Fund

Fremont Global Fund

Fremont Growth Fund

Fremont International Growth Fund

Fremont International Small Cap Fund

Fremont U.S. Micro-Cap Fund

For more information on the Fremont Mutual Funds please call 1-800-548-4539 or write to:

   Fremont Mutual Funds

   50 Beale Street, Suite 100

   San Francisco, CA 94105

Advisor

Fremont Investment Advisors, Inc.

50 Fremont Street, Suite 3600

San Francisco, CA 94105

Transfer Agent

Mailing Address:

MGF Service Corp.

P.O. Box 5354

Cincinnati, OH 45201-5354

1-800-548-4539

Street Address:

MGF Service Corp.

312 Walnut Street, 21st Floor

Cincinnati, OH 45202-3874

Custodian

The Northern Trust Company

50 South Lasalle Street

Chicago, IL 60675

Legal Counsel

Morrison & Foerster, L.L.P

345 California Street

San Francisco, CA 94104

Auditors

Coopers & Lybrand, L.L.P.

333 Market Street

San Francisco, CA 94105



No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Funds or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

LOGO:Fremont Funds
              50 BEALE STREET, SUITE 100 O SAN FRANCISCO, CA 94105
                 P.O. BOX 193663 O SAN FRANCISCO, CA 94119-3663
                            1-800-548-4539 (PRESS 1)
DISTRIBUTED BY FUNDS DISTRIBUTOR, INC., 50 BEALE STREET,
SUITE 100, SAN FRANCISCO, CA 94105
                                                                 P013-7500-9602

Prospectus

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND



FREMONT MUTUAL FUNDS, INC. -end, investment company which under this Prospectus is offering shares in the Fremont California Intermediate Tax-Free Fund, investing in tax-exempt securities of the State of California and its municipalities.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND seeks to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management.

There can be no assurance that the Fund will achieve its investment objective.

Shares of the Fund are offered without sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 1-800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PLEASE READ THIS PROSPECTUS CAREFULLY.
IT IS DESIGNED TO PROVIDE YOU WITH INFORMATION AND TO HELP YOU DECIDE IF THE CALIFORNIA INTERMEDIATE TAX-FREE FUND'S OBJECTIVE MEETS YOUR OWN GOALS.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMIS-SION OR ANY STATE SECURITIES COM-MISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESEN-TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




The date of this Prospectus is February 20, 1996.




FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 1-800-548-4539.

SUMMARY OF FEES AND EXPENSES

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                              None
Maximum Sales Load Imposed on Reinvested Dividends                   None
Deferred Sales Load                                                  None
Redemption Fees(a)                                                   None
Exchange Fee                                                         None


Annual Fund Operating Expenses (as a percentage of average net assets)(b)

Management Fee                                                         .30%
12b-1 Fees                                                             None
Other Expenses                                                         .20%
Total Fund Operating Expenses                                          .50%

Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

 1 Year               $ 5

 3 Years               16

 5 Years               29

 10 Years              64




The purpose of the above table is to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. The percentages expressing annual fund operating expenses are based on actual expenses incurred during the most recent fiscal year.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.


(a) A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."


(b) The Advisor has voluntarily waived management and administrative fees. Absent such waivers, the management fee, other expenses and total operating expenses of the Fund would have been .37%, .35%, and .72%, respectively, for the fiscal year ended October 31, 1995.


FINANCIAL HIGHLIGHTS


The financial highlights have been audited by Coopers & Lybrand, L.L.P, independent accountants. Their unqualified opinion is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.

                                                                                               Period from
                                                         Years ended October 31             November 16, 1990
                                                 1995       1994       1993       1992     to October 31, 1991

Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period         $10.13     $11.10     $10.55     $10.39         $10.11
   Income from Investment Operations
      Net investment income(a)                     .53        .53        .55        .57            .58
      Net realized and unrealized gain (loss)      .73       (.97)       .62        .19            .34
         Total investment operations              1.26       (.44)      1.17        .76            .92
   Less Distributions
      From net investment income                  (.53)      (.53)      (.55)      (.57)          (.58)
      From net realized gains                      --         --        (.07)      (.03)          (.06)
         Total distributions                      (.53)      (.53)      (.62)      (.60)          (.64)
   Net asset value, end of period               $10.86     $10.13     $11.10     $10.55         $10.39

Total Return #                                   12.77%     -3.94%     11.37%      7.37%          9.78%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)    $50,313    $58,305    $59,716    $44,305        $33,572
   Ratio of expenses to average net assets(a)      .50%        .51%      .50%       .54%            .36%*
   Ratio of net investment income to
      average net assets(a)                       5.08%       4.94%     5.05%      5.38%           5.88%*
   Portfolio Turnover Rate                          18%         21%       26%        18%             41%*

*Annualized
(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.51, .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992; and $.53, .88% and 5.36%, respectively, for the period November 16, 1990 to October 31, 1991. # Total return would have been lower had the advisor not waived expenses.



THE ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Fremont California Intermediate Tax-Free Fund (the "Fund"). The Investment Company has other series offered with a different prospectus, and the Board of Directors of the Investment Company is permitted to create additional funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.

FREMONT INVESTMENT ADVISORS, INC. PROVIDES INVESTMENT ADVISORY
SERVICES TO THE FUND.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to The Fremont Group, Inc. (formerly Bechtel Investments, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

As compensation for its services to the Fund, the Advisor receives from the Fund an advisory fee, computed daily and paid monthly, of .40% per annum of the first $25 million of the Fund's average net assets, .35% of the next $25 million of such assets, .30% of the next $50 million of such assets, .25% of the next $50 million of such assets and .20% of such assets in excess of $150 million. The Advisory Agreement also provides that the Fund will pay to the Advisor an administrative fee of .15% per annum of average net assets. The advisory and administrative fees are currently being charged at voluntarily reduced rates of .30% and .005%, respectively, of the Fund's average net assets.


The portfolio manager for the Fund since the Fund's inception is William M. Feeney, Vice President of the Advisor. Will received his B.A. from the University of Colorado and his M.B.A. from the University of San Francisco.


For additional information about the Advisor, see "Investment Advisory and Other Services" in the Statement of Additional Information.


Other Expenses of the Funds. In addition to the fees described above, the Fund pays all expenses not assumed by the Advisor. These expenses include, but are not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; costs of mailing reports, prospectuses, proxy statements and notices to existing shareholders; interest, taxes and insurance; expenses of the issuance and redemptions of shares of the Fund (including registration and qualification fees); legal and auditing expenses; fees and expenses of the Directors unaffiliated with the Advisor; and association dues. All general Investment Company expenses are allocated among and charged to the assets of the Fund on a basis that the Board of Directors deems fair and equitable. The Advisory Agreement provides that the Advisor will reimburse the Fund for expenses in excess of expense limitations imposed by state regulations. The total expenses of the Fund presently are limited by California securities laws to 2.5% of average net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter.


INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

THE FUND SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM FEDERAL AND CALIFORNIA INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT.

The investment objective of the Fund is to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing in debt securities, the interest income from which is not includable in gross income for federal income tax purposes ("exempt from federal income tax") and is exempt from California personal income taxes. There can be no guarantee that the Fund's objective will be achieved. A portion of the income received from the Fund may be included in the calculation of the federal alternative minimum tax for some taxpayers. The Fund may also invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal and California income taxes. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets.

The term "municipal securities" as used in this Prospectus means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.

THE FUND INVESTS PRIMARILY IN HIGH QUALITY INTERMEDIATE-TERM CALIFORNIA MUNICIPAL SECURITIES. THE DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS EXPECTED TO RANGE FROM 3 TO 10 YEARS.

The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1 or MIG2/VMIG2; P-1; or S&P's ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2; A-1+ or A-1, respectively. (See Appendix A in the Statement of Additional Information for a description of these ratings.) The Fund's net asset value per share will fluctuate as market conditions change.

Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor determines to have a credit quality comparable to that required for investment by the Fund (see the discussion of securities ratings above).

Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade, but are more likely to have speculative characteristics, and changes in economic conditions may lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.

As a matter of operating policy, not more than 25% of the Fund's investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Directors will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because with respect to all of its assets, the Fund may invest more than 5% of such assets in the securities of a single California issuer, such as the State of California. Since the Fund invests primarily in California municipal securities, it may be advantageous to be able to invest more than 5% of such assets in the securities of a particular issuer. This may result in additional risk since changes in the value of the securities of one issuer may affect the value of the Fund to a greater extent than would be the case with a diversified fund. See "Special Risk Considerations In California." The Fund nevertheless intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986 and meet the Code's separate requirements for portfolio diversification. (See discussion of taxes in "Dividends, Distributions and Income Taxation.")

As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its net assets in California municipal securities which are exempt from federal and California state income taxes and are not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

Description of Municipal Securities. Municipal securities may have fixed, variable or floating rates of interest. Any variable or floating rate municipal security not payable on demand within seven days will be deemed illiquid unless the Advisor determines, according to procedures established by the Board of Directors, that such securities are liquid. If held by the Fund, such securities will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities. Municipal bonds, which finance long-term capital needs and generally have maturities of more than one year when issued, are generally classified as either general obligations bonds or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. The Fund may also invest in certificates of participation in general fund obligation leases of the State of California and its political subdivisions. The staff of the Securities and Exchange Commission may view such a security as illiquid. Unless the Board of Directors determines that a particular such security is not illiquid, the Advisor will limit its investment in such securities, together with all other illiquid securities and assets, to 15% of the Fund's net assets.

MUNICIPAL SECURITIES WITH SHORTER MATURITIES GENERALLY HAVE GREATER PRICE STABILITY AS INTEREST RATES CHANGE.

The securities in which the Fund invests are subject to market and credit risk. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. In general, the longer the maturity of a municipal security, the higher the yield and the greater the potential for taxable capital appreciation or depreciation. Conversely, shorter maturities tend to provide lower yields, but greater stability of principal. An increase in interest rates will normally decrease the value of these longer-term investments, while a decline in interest rates will normally increase the value of these investments. Generally, the shorter the average maturity of the Fund's portfolio, the less its price will be affected by interest rate fluctuations.

In addition to the market risk of changing interest rates, municipal securities are subject to credit risk relating to the operations of individual issuers. The ability of the Fund to achieve its investment objective is dependent upon the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due.

Special Risk Considerations in California. The Fund's performance may be especially affected by factors pertaining to the California economy, as well as other factors affecting the ability of issuers of California municipal securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The amounts of tax and other revenues available to issuers of California municipal securities may be affected from time to time by economic, political, geographic and demographic conditions.

There are additional risks associated with the Fund's investment in California municipal obligations. These risks result from certain amendments to the California Constitution and other statues that limit the taxing and spending authority of California governmental entities, as well as from the general financial conditions of the State of California. These may impair the ability of issuers of California municipal obligations to pay interest and principal on their obligations.

California constitutional and statutory amendments and initiatives have imposed certain limitations on taxes that may be levied against real property, as well as place limits on the annual appropriations of the state and its political subdivisions. These initiative measures approved by California voters have resulted in a reduction in state and local government revenues.

The payment of California municipal securities may be dependent on the appropriations of the California Legislature for the benefit of local governments or on ad valorem or special taxes collected by local governments within the state. The continuing ability of the California Legislature to appropriate aid to local governments, as well as payments in connection with its own obligations, and the continuing ability of local governments to raise revenue through taxation may affect the ability of the state and local governments to pay debt service on these obligations. The payment of California municipal securities secured by general fund leases of the state and local governments may depend on continued appropriations of lease payments and continued use and occupancy of the leased property.

California municipal securities secured by payments from health care institutions are subject to declining revenues of such institutions resulting from more stringent cost controls by health insurers and by the federal, state and local governments which reimburse such health institutions for indigent and Medicare patients.

California municipal securities that are secured by mortgages or deeds of trust on real property are subject to certain provisions of California law which limit the remedies available to creditors in the case of a default and subsequent foreclosure.

An expanded discussion of investment considerations regarding investment in California municipal obligations is contained in the Statement of Additional Information.

When-Issued Securities and Firm Commitment Agreements. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until its accepts delivery of the security. The Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or high-quality debt securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

Financial Futures Contracts. The Fund may purchase and sell financial futures contracts listed on a commodities board of trade to hedge its portfolio investments against changes in value or as a temporary substitute for purchases or sales of actual securities. The Fund is not a commodity pool and will engage in futures transactions only for bona fide hedging purposes. Futures contracts are agreements to buy or sell underlying securities at a specific future date and price. The underlying instrument may be a security or an index of securities. By buying or selling a futures contract, the Fund agrees to buy or sell the underlying instrument or to deliver or receive cash settlement. Income from financial futures trading is not exempt from federal or state income taxes.

Because fixed-income securities fluctuate in value inversely with the movement of interest rates, a decline in value of a security can be hedged, or offset, by an increase in value of an interest rate futures contract. Also, if the Advisor anticipates that the value of a security will decline, it may purchase a futures contract instead of the security to gain the benefit of the expected lower price. Different trading strategies for futures have different risk and return characteristics. The Advisor will choose among futures strategies based on its judgment of how best to meet the Fund's goals. The judgment will be based on factors such as current and anticipated interest rates, relative market liquidity, and price levels in the futures markets compared to the underlying securities markets. If the Advisor judges these factors incorrectly, or if price changes in the futures positions are not well correlated with other investments, the strategies may lower the Fund's return. These strategies involve the following risks: (1) there is no assurance that closing purchase transactions will be available at favorable prices, resulting in possible reduction of the Fund's income due to the use of hedging instruments, and possible loss in excess of the initial margin; and (2) there may be imperfect correlation between the contract and the underlying security and unsuccessful hedging transactions due to incorrect market trend forecasts. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

When required by Securities and Exchange Commission guidelines, the Fund will maintain a segregated account with the custodian with sufficient cash, U.S. Government securities or other highly liquid securities to cover the potential obligations created by futures. The Fund may invest up to 5% of its assets in futures transactions represented by the aggregate "initial margin" (down payment). The aggregate market value of securities underlying futures contracts will not exceed 25% of the net assets of the Fund.

Shares of Investment Companies. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies which invest in securities whose income is exempt from Federal and California state income taxes. Pursuant to the 1940 Act, the percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees under Rule 12b-1 of the 1940 Act, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above 1940 Act restrictions, the Fund does have the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objective, restrictions and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

Portfolio Turnover. The Fund expects to trade in securities for short-term gain whenever deemed advisable by the Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.


Loans of Portfolio Securities. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors up to 33-1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the associated risk.


THE FUND MAY LEND UP TO ONE-THIRD OF ITS SECURITIES ONLY IF COVERED BY COLLATERAL EQUAL TO 100% OF THE VALUE OF THE SECURITIES BORROWED.

Borrowing. The Fund may borrow from banks up to 30% of the value of its total assets for temporary or emergency purposes and enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Investment Restrictions. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. Government securities). In addition, a minimum of 80% of assets must be invested in California municipal securities exempt from federal and California income taxes and not subject to the alternative minimum tax on individuals. These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS CANNOT BE CHANGED WITHOUT SHAREHOLDER approval.

INVESTMENT RESULTS

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. All such figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and the principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

THE FUND'S "TOTAL RETURN" WILL BE EXPRESSED IN PERIODS OF 1, 5 AND 10 YEARS, AND FOR THE LIFE OF THE FUND.

The Fund may calculate performance on an average annual total return basis for 1-, 5- and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value at the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending values as determined above.

THE FUND'S QUOTED "YIELD" WILL REFLECT THE INCOME GENERATED BY ITS PORTFOLIO OF SECURITIES OVER A 30-DAY PERIOD.

From time to time, the Fund may advertise its "yield" and "tax-equivalent yield." The Fund's yields are calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, the Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment. The Fund may also advertise together with its yield a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's yield.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund is included in the Fund's annual report, which will be mailed to shareholders without charge upon request.

HOW TO INVEST

THERE ARE NO SALES CHARGES ON INVESTMENTS OR REINVESTMENTS, AND THERE ARE NO REDEMPTION FEES.

THERE IS AN INITIAL INVESTMENT MINIMUM OF $2,000 PER ACCOUNT.

The shares of the Fund may be purchased through the Transfer Agent by submitting payment by check, bank wire or electronic (Automated Clearing House or "ACH") transfer and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the current public offering price next determined after the purchase order is received. A minimum initial investment of $2,000 is required to open a shareholder account. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances in the sole discretion of the Advisor. Each subsequent investment must be $200 or more. There is a minimum continuing balance of $1,500 required (calculated on the basis of original investment value). In some cases, the initial investment minimum balance requirement may be waived.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 1-800-548-4539 to obtain an account number and detailed wire instructions. Bank wire instructions are also provided in the last section of this Prospectus. All bank wire investments received before 4:00 p.m., Eastern time, will be credited the same day. Bank wire investments received after 4:00 p.m., Eastern time, will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.


Shares of the Fund may also be purchased through a broker-dealer that has signed a dealer agreement with the Fund or has made similar arrangements with the Fund. Brokers who process orders on behalf of their customers are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased pursuant to such orders. Brokers may charge an investor a reasonable transaction fee as determined by the broker, no part of which will be paid to the Fund or the Advisor.


From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor to do so.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, a check returned for "insufficient funds"), the person who made the order will be subject to a $20 charge and must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.


Funds Distributor, Inc., One Exchange Place, Tenth Floor, Boston,
Massachusetts 02109, is the principal underwriter for the Fund. The compensation of Funds Distributor, Inc. is paid by the Advisor (not the Fund).


SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

SHAREHOLDERS RECEIVE AN ACCOUNT STATEMENT FOR EACH TRANSACTION PROCESSED IN THEIR ACCOUNT AS WELL AS A MONTHLY ACCOUNT STATEMENT.

Statements and Reports

When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive monthly statements.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

Exchanges Between Funds


Shares of the Fund and of any other Fremont Fund may be exchanged for each other at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund then offered for sale in your state of residence. It is required that (1) all shares in one Fund must be exchanged or (2) the remaining balance must be at least $1,500. The minimum balance requirement may be waived. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes.


Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and, at the discretion of the Board of Directors, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from the shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

SHAREHOLDERS MAY EXCHANGE FUND SHARES WITH THOSE OF OTHER FREMONT FUNDS VIA TELEPHONE.

Telephone Exchange Privilege

An investor may elect on the account application to authorize exchanges by telephone. A shareholder may give instructions regarding exchanges by calling 1-800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Fund. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by 4:00 p.m., Eastern time, will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

Automatic Investment Plan

THE AUTOMATIC INVESTMENT PLAN PERMITS PURCHASES TO BE MADE ONCE OR TWICE A MONTH, DEBITING THE SHAREHOLDER'S BANK ACCOUNT.

A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW) or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $200 minimum for subsequent investments. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is cancelled due to nonpayment (for example, "insufficient funds"), the shareholder's account will be subject to a $20 charge and the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form.
The form is available upon request.



HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $8 per wire. This is subject to change by the Transfer Agent at any time, without prior notification. See "Calculation of Net Asset Value and Public Offering Price."

Redemption orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).


For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).


Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares, exchanges and redemptions under a Systematic Withdrawal Plan may result in taxable capital gains or losses.

Telephone Redemption Privilege

An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 1-800-548-4539. Telephone requests received by 4:00 p.m., Eastern time, will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, nor the Transfer Agent, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

Check Redemption Privilege

THE FUND OFFERS FREE CHECKWRITING.

The Transfer Agent will, upon request, provide each shareholder with free checks which may be made payable by shareholders to the order of anyone in any amount of at least $250. The Fund will arrange for checks to be honored by The Fifth Third Bank, Cincinnati, Ohio (the "Bank") for this purpose. The Bank has the right to refuse any check which does not conform with its requirements. The shareholder will be subject to the Bank's rules and regulations governing checking accounts, including a $20 charge for refused checks. This charge may change without notice. When such a check is presented to the Transfer Agent for payment, the Transfer Agent, as the shareholder's agent, will cause the Investment Company to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Since it is not possible to predict the exact value of a shareholder's account when a redemption check is cleared, shareholders may not close an account with a check.

The Check Redemption Privilege enables the shareholder to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Transfer Agent for payment. The Check Redemption Privilege may be modified or terminated by the Investment Company or the Transfer Agent upon three days' notice to shareholders.

Systematic Withdrawal Plan

THE SYSTEMATIC WITHDRAWAL PLAN ALLOWS SHAREHOLDERS TO RECEIVE REGULAR MONTHLY, QUARTERLY, OR YEARLY PAYMENTS.

A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions will be made on the last business day of the month. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Systematic redemptions should not reduce the account below the minimum balance required (currently $1,500). Shareholders may terminate the Systematic Withdrawal Plan at any time, but not less than five days before a scheduled payment date. When an exchange is made between Fremont Funds, shareholders must specify if they desire the systematic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the systematic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is a Systematic Withdrawal Plan established for an account and the entire account is exchanged into another fund, the systematic withdrawal option must be renewed by written request to the Transfer Agent. A shareholder wishing to initiate systematic redemptions must complete a Systematic Withdrawal Plan form available from the Transfer Agent.

Signature Guarantee

To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Other Important Redemption Information

A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.


The Transfer Agent will not honor checks under the Check Redemption Privilege, and will reject requests to redeem shares until checks, drafts or Automatic Investment Plan transfers received for the shares purchased have cleared. Although it is anticipated that this process will be completed in less time, it may take up to 15 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.


Except in extraordinary circumstances and as permissible under the 1940 Act, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Investment Company reserves the right to redeem mandatorily the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $200 or more). This minimum balance may be waived.

Redemption-in-Kind

The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

Transfer Agent

MGF Service Corp., P.O. Box 5354, Cincinnati, Ohio 45201-5354, serves as the Fund's transfer agent, dividend paying and shareholder service agent.
In addition, MGF Service Corp. has been retained by the Advisor to assist in providing certain administrative services to the Fund. MGF Service Corp. is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.




DIVIDENDS, DISTRIBUTIONS AND INCOME TAXATION

The Fund has qualified, and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For any tax year in which the Fund so qualifies and meets certain other distribution requirements, it will not incur a federal tax liability. Such qualification under the Code requires the Fund to diversify its investments so that, at the end of each fiscal quarter, (1) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

INCOME DIVIDENDS ACCRUE DAILY AND ARE PAID MONTHLY. CAPITAL GAIN DISTRIBUTIONS WILL BE MADE ANNUALLY.

The Fund declares dividends daily and will distribute its net investment income monthly. The Fund intends to distribute substantially all of its net realized capital gains, if any, at or about the close of the calendar year (December 31). Dividend and capital gains distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All taxable dividends and distributions are taxable to a shareholder whether or not they are reinvested in shares of the Fund. Any long-term capital gains distributions are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held Fund shares.

Shareholders may elect:

n to have all dividends and capital gain distributions automatically reinvested in additional shares; or

n to receive the income dividends and short-term capital gains distributions in cash and accept the long-term capital gains distributions in additional shares; or

n  to receive all distributions of income dividends and capital gains in cash.

SHAREHOLDERS MAY RECEIVE DIVIDENDS AND DISTRIBUTIONS IN CASH OR MAY HAVE THEM AUTOMATICALLY REINVESTED AT NO CHARGE.

Automatic reinvestments will be made at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time, but to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gains distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

The Fund intends to invest in sufficient municipal securities so that it will qualify to pay "exempt-income dividends" (as defined in the Code) to shareholders. Exempt-interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. However, this favorable tax treatment may not apply to shareholders who are "substantial users" (or "related persons" thereto) with respect to facilities financed by securities held by the Fund.

To the extent that dividends are derived from interest on California municipal securities, or from interest earnings on certain U.S. Government obligations, and as long as at least 50% of the value of the total assets of the Fund consists of bonds on which the interest is exempt from taxation under the laws of California or the laws of the United States, such dividends will also be exempt from California personal income taxes. For California income tax purposes, capital gain distributions and any income from investment in taxable securities (other than California municipal obligations and direct U.S. Government obligations) are taxable as ordinary income. The Fund will inform shareholders annually as to the portion of the distributions which constitutes dividends exempt from California personal income tax. All distributions received by a corporation doing business in California may be subject to California franchise taxes.

Interest income (in the form of dividends) exempt from federal income tax is not necessarily exempt under the income or other tax laws of state and local taxing authorities. Shareholders should consult their tax advisors about the status of distributions from the Fund in this regard.

The Tax Reform Act of 1986 restricts the federal tax exemption for interest earned on certain municipal obligations. Under that law, interest on "private activity" municipal bonds (for example, those issued to finance housing projects) issued after the effective date is an item of "tax preference" subject to the individual Alternative Minimum Tax. It is the current intention of the Fund not to purchase bonds that are subject to the individual Alternative Minimum Tax. Shareholders will be given prior notification if the Fund intends to change this policy. Corporate shareholders may wish to consult their tax advisors before investing in the Fund, since some of the interest on municipal bonds held in the Fund's portfolio may be included in income subject to the corporate Alternative Minimum Tax.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Funds to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing is a brief discussion of certain income tax considerations. Please see the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.



CALCULATION OF NET ASSET VALUE AND PUBLIC OFFERING PRICE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and public offering price and complete orders to purchase, exchange or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. For further information, see "How to Invest," "How to Redeem Shares" and "Exchanges Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value and public offering price of the Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent before 4:00 p.m., Eastern time, will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Orders received by the Transfer Agent after 4:00 p.m., Eastern time, will be entered at the next calculated net asset value.

THE FUND'S NET ASSET VALUE WILL BE PUBLISHED DAILY IN THE PRESS UNDER MUTUAL FUND QUOTATIONS.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor. The Advisor strives to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund or the Advisor or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States, municipal securities and money market securities in which the Fund may invest are generally traded in the over-the-counter markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures and options transactions.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:
1. By mail:
   Fremont Mutual Funds
   c/o MGF Service Corp.
   P.O. Box 5354
   Cincinnati, OH 45201-5354
   Street address:
   312 Walnut Street, 21st Floor
   Cincinnati, OH 45202-3874
2. By wire:
   Via the Federal Reserve Bank Wire System to:
   FIFTH CIN
   (Fifth Third Bank)
   ABA No. 042000314
   Credit to: Fremont Mutual Funds
   Account No. 999-36844
   Further Credit to: Fremont Fund name, shareholder name, and account number

To make a subsequent purchase:
Include shareholder name and account number. Use the same instructions for initial purchase.


To redeem shares:


1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."


2. By telephone: 1-800-548-4539
   Requires prior selection of telephone redemption option.
For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and systematic withdrawal plans, please contact:
   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105
   800-548-4539 or 415-284-8900



Fremont Mutual Funds, Inc.
Fremont Money Market Fund
Fremont California Intermediate Tax-Free Fund
Fremont Bond Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont International Small Cap Fund
Fremont U.S. Micro-Cap Fund
For more information on the Fremont Family of Mutual Funds please call 1-800-548-4539 or write to:
   Fremont Mutual Funds
   50 Beale Street, Suite 100
   San Francisco, CA 94105

Advisor
Fremont Investment Advisors, Inc.
50 Fremont Street, Suite 3600
San Francisco, CA 94105

Transfer Agent
Mailing Address:
MGF Service Corp.
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-548-4539
Street Address:
MGF Service Corp.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202-3874

Custodian


The Northern Trust Company
50 South Lasalle Street
Chicago, IL 60675


Legal Counsel
Morrison & Foerster, L.L.P
345 California Street
San Francisco, CA 94104

Auditors
Coopers & Lybrand, L.L.P
333 Market Street
San Francisco, CA 94105

No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Advisor. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


TABLE OF CONTENTS


Item                                             Page No.

Summary of Fees and Expenses........................2

Financial Highlights................................3

The Advisor and the Fund............................4

Investment Objective, Policies
   and Risk Considerations..........................5

Investment Results.................................10

How to Invest......................................11

Shareholder Account Services and Privileges........12

How to Redeem Shares...............................13

Dividends, Distributions and
   Income Taxation.................................16

Calculation of Net Asset Value and
   Public Offering Price...........................17

Execution of Portfolio Transactions................18

General Information................................18

Telephone Numbers and Addresses....................20
Logo: Fremont Funds

             50 BEALE STREET, SUITE 100 O SAN FRANCISCO, CA 94105
                P.O. BOX 193663 O SAN FRANCISCO, CA 94119-3663
                           1-800-548-4539 (PRESS 1)

                    DISTRIBUTED BY FUNDS DISTRIBUTOR, INC.,

              50 BEALE STREET, SUITE 100, SAN FRANCISCO, CA 94105
                                P010-1100-9502
FREMONT
MUTUAL
FUNDS
Prospectus

n  Fremont
      California
      Intermediate
      Tax-Free Fund
                               February 20, 1996




                             FREMONT MUTUAL FUNDS, INC.


                              FREMONT MONEY MARKET FUND
                                  FREMONT BOND FUND
                                 FREMONT GLOBAL FUND
                                 FREMONT GROWTH FUND
                          FREMONT INTERNATIONAL GROWTH FUND
                        FREMONT INTERNATIONAL SMALL CAP FUND
                             FREMONT U.S. MICRO-CAP FUND


                              TOLL-FREE: 1-800-548-4539



                                       PART B



                         STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus for the Investment Company. This Statement supplements the Prospectus for the Funds dated February 20, 1996 and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

The date of this Statement of Additional Information is February 20, 1996.







7funds.sai
February 15, 1996

                                                     TABLE OF CONTENTS

                                                               PAGE


LETTER FROM THE PRESIDENT.......................................  1

INTRODUCTION TO THE FUNDS.......................................  2

INVESTMENT OBJECTIVES, POLICIES AND RISK
  CONSIDERATIONS................................................  9

THE FUNDS (INCLUDING THE FREMONT MONEY MARKET FUND) GENERALLY... 21

INVESTMENT RESTRICTIONS......................................... 26

INVESTMENT COMPANY DIRECTORS AND OFFICERS....................... 28

INVESTMENT ADVISORY AND OTHER SERVICES.......................... 31

EXECUTION OF PORTFOLIO TRANSACTIONS............................. 35

HOW TO INVEST................................................... 37

OTHER INVESTMENT AND REDEMPTION SERVICES........................ 41

TAXES - MUTUAL FUNDS............................................ 42

ADDITIONAL INFORMATION.......................................... 45

INVESTMENT RESULTS.............................................. 49

APPENDIX A: DESCRIPTION OF RATINGS............................. A-1

APPENDIX B: ANNUAL REPORT














                                                            (i)

LETTER FROM THE PRESIDENT

DEAR INVESTOR:
  The history of the Fremont Funds is a story of development driven by customer needs.

  In 1978, members of Fremont Investment Advisors took over the asset allocation services for the retirement plan assets of the Bechtel Group. Bechtel is a San Francisco-based international construction and engineering company with more than 18,000 employees throughout the world.

  In the years that followed, the participants in the Bechtel Retirement Plan became accustomed to the performance of their retirement plan investment options. These investment options featured diversified portfolios, and a global investment orientation.

  As they retired or left the retirement plan, some participants asked if they could move their plan assets into Individual Retirement Accounts (IRAs) with similar investment styles -- and the same investment manager -- as the Bechtel Retirement Plan. To meet this demand, Fremont Investment Advisors (FIA) introduced the Fremont Mutual Funds at the end of 1988.

  Our customers subsequently asked us to introduce more mutual funds and continue our focus on worldwide investing. Today, the Fremont Family of Funds has grown to eight 100% no-load funds, which are designed to meet the needs of virtually every investor.

SPECIALIZED INVESTMENT EXPERTISE
  The investment managers at FIA are seasoned professionals who focus their efforts in areas where they have excelled for many years. To enhance our pool of internal investment talent, Fremont Funds has formed alliances with an impressive list of globally-prominent investment management professionals, providing our investors with access to a level of investment talent usually reserved for the nation's largest institutional investors.

FOCUS ON CUSTOMER SERVICE
  A final element of Fremont Funds' commitment to its investors is our goal of providing the highest quality service in the industry. We are proud of the superior level of service we provide. Our Investor Relations Group understands mutual funds and the investment process, ensuring that you receive quick and expert access to the information that you need.

  This brochure is designed to provide you with an overview of the funds which today make up the Fremont Family. I encourage you to read it over, and to learn for yourself what thousands of investors already know -- that the Fremont Funds deliver a level of service, selection and investment expertise that other mutual fund companies simply do not.

                                            Sincerely,

                                            /z/ Dave Redo

                                            Dave Redo
                                            President

INTRODUCTION TO THE FUNDS


CHOOSING YOUR INVESTMENTS
MUTUAL FUNDS GEARED TOWARD A VARIETY OF INVESTMENT NEEDS
  Choosing the investments that are "right" for you is no easy task. When making your choices, you must weigh a number of factors:
     o YOUR PERSONAL INVESTMENT OBJECTIVES -- Are you seeking capital growth, income, total return, safety or liquidity? o YOUR TOLERANCE FOR RISK -- Are you an aggressive or conservative investor?
     o YOUR TIME HORIZON -- Are you investing for the short term or the long haul?
  At Fremont Funds, we recognize that every investor has investment needs and attitudes that are uniquely his or hers. By developing a family of funds that covers a broad spectrum of investment objectives, Fremont Funds provide you with the flexibility to choose the combination of funds that is appropriate for you. The chart below compares the potential return and relative price volatility of five categories of mutual funds, and shows the Fremont Funds that fall into each category.
CLASS:                         MONEY MARKET
VOLATILITY PROFILE:            VOLATILITY: LOW
                               INVESTMENT HORIZON: 0-2 YEARS
RETURN PROFILE:                LOW
DESCRIPTION:                   Money Market Funds provide
                               liquidity and price stability by
                               investing in short-term
                               investments.
FREMONT FUND:                  FREMONT MONEY MARKET FUND

CLASS:                         BONDS
VOLATILITY PROFILE:            VOLATILITY: MODERATELY LOW
                               INVESTMENT HORIZON: 2+ YEARS
RETURN PROFILE:                MODERATELY LOW
DESCRIPTION:                   Bond Funds typically have less
                               price fluctuation than stock funds, with
                               historically lower total returns.
FREMONT FUND:                  FREMONT BOND FUND

CLASS:                         ASSET ALLOCATION
VOLATILITY PROFILE:            VOLATILITY: MODERATE
                               INVESTMENT HORIZON: 3+ YEARS
RETURN PROFILE:                MODERATELY HIGH
DESCRIPTION:                   Asset Allocation Funds invest in more than one
                               asset class -- stocks, bonds and money market
                               securities -- and sometimes in more than one
                               country, which helps lower the overall
                               volatility of the fund.
FREMONT FUND:                  FREMONT GLOBAL FUND

CLASS:                         LARGE COMPANY STOCKS
VOLATILITY PROFILE:            VOLATILITY: HIGH
                               INVESTMENT HORIZON: 4+ YEARS
RETURN PROFILE:                HIGH
DESCRIPTION:                   Domestic and International Large
                               Company Stock Mutual Funds
                               provide potentially high long-term returns
                               with a high level of price volatility.
FREMONT FUND:                  FREMONT GROWTH FUND
                               FREMONT INTERNATIONAL GROWTH FUND

CLASS:                         SMALL COMPANY STOCKS
VOLATILITY PROFILE:            VOLATILITY: VERY HIGH INVESTMENT
                               HORIZON: 5+ YEARS
RETURN PROFILE:                VERY HIGH
DESCRIPTION:                   Domestic and International Small
                               Company Stock Mutual Funds
                               provide potentially higher long-term
                               returns with very high price volatility.
FREMONT FUND:                  FREMONT INTERNATIONAL SMALL CAP FUND
                               FREMONT U.S. MICRO-CAP FUND

                                                     - 2 -

BUILDING A DIVERSIFIED PORTFOLIO
Pie Charts:
INCOME:
100% Money Market                             50% Money Market
                                              50% Bond

INCOME WITH GROWTH:                           GROWTH WITH INCOME:
25% Money Market                              25% Bond
25% Bond                                      50% Global Stock & Bonds
50% Global Stock & Bonds                      25% Large Company Stock

GROWTH:                                       AGGRESSIVE GROWTH:
50% Global Stock & Bonds                      25% Global Stock & Bonds
25% Large Company Stock                       25% Large Company Stock
25% Small Company Stock                       50% Small Company Stock

  Professional money managers agree that diversification -- spreading investments among several different asset classes, countries or individual securities -- is one of the surest ways to reduce risk in an investment portfolio.

  Because all mutual funds contain a number of different securities, they provide a level of diversification. Globally diversified funds which invest in both stocks and bonds, such as the Fremont Global Fund, allow you to further diversify across a number of asset categories within a single investment.

  Many investors use another powerful method of adding diversification to their port-folio. By investing in several different funds, they create a mix of investments uniquely suited to their particular investment goals and risk tolerance. For example, investors whose primary goal is income might invest 50% of their assets in a bond fund and 50% in a money market fund. At the other end of the spectrum, aggressive investors seeking maximum growth potential might choose a portfolio comprised of 25% global stocks and bonds, 25% large company stocks and 50% small company stock funds. These and other examples are illustrated above. They are included for illustration purposes only, and do not represent a recommended allocation for any particular investor.

BEFORE MAKING YOUR INVESTMENT DECISIONS
  This brochure contains a brief overview of the investment objectives and strategies for seven of the Fremont Funds. Before deciding which fund or combination of funds is right for you, be sure to obtain a prospectus by calling 1-800-548-4539. The prospectus contains more detailed information about the funds, including charges and expenses.
Please read it carefully before investing or sending money.

                                                     - 3 -
GLOBAL AND INTERNATIONAL  INVESTMENTS
As the chart below shows, over the past decade at least 12 foreign stock markets outperformed the U.S. market. For this reason and others, Fremont approaches investing from a global perspective, offering a choice of funds that provides U.S.
investors with convenient access to international investments.

Average Annual Returns
of selected stock markets
throughout the world
(1/1/85 to 12/31/94)
in U.S. dollars

GRAPH:
Hong Kong     26%
Belgium       25%
Austria       23%
Netherlands   22%
Sweden        21%
France        21%
Spain         20%
Germany       19%
U.K.          17%
Germany       17%
Italy         17%
Japan         17%
U.S.          15%

SOURCE: Morgan Stanley Capital International. Average annual total return assuming all income is reinvested. This chart is for illustrative purposes only and shows the varied performance of these unmanaged indices. Average returns shown for foreign markets may not reflect significant fluctuations that may have occurred from year to year. No aspect of this chart is intended to represent the past or future performance of the any of the Fremont Funds. Past performance is no guarantee of future results.

THE FREMONT GLOBAL FUND (SIMILAR TO FUND A IN THE BECHTEL RETIREMENT PLAN) GLOBAL FUND AT A GLANCE:

Inception Date:  November 18, 1988
Investment Manager:  Fremont Investment Advisors
Objective:  Seeks to maximize total return while reducing risk
Invests in:  U.S. and foreign stocks, bonds and money market securities

POTENTIAL
RETURN:MODERATELY HIGH

VOLATILITY:MODERATE

INVESTMENT
HORIZON:3+ YEARS

INVESTMENT OBJECTIVE
  If a single asset class -- like stocks, bonds or money market investments -- in a single country consistently outperformed all other asset classes worldwide, your investment decisions would be easy. Unfortunately, no single asset class or country investment can offer consistently attractive performance year after year. Investing in international markets also involves added risk due to political uncertainty and exchange rate fluctuations.
  Recognizing these facts, the Fremont Global Fund seeks to maximize total return while reducing some of these risks by allocating and reallocating its assets among a range of different asset classes in countries throughout the world. These asset classes include U.S. stocks and bonds, foreign stocks and bonds and money market securities.

INVESTMENT STRATEGY
  The Fremont Global Fund simplifies your life by putting complex asset allocation decisions in the hands of professional money managers who have the experience and resources to track a variety of securities markets and asset classes worldwide.
  The fund managers review the allocations to each asset class on an ongoing basis and then determine the investment outlook for each class in each country. The managers then adjust the Fund's asset mix so it will best fit the Global Fund's objective.

INVESTMENT MANAGEMENT
  The Fremont Global Fund is managed by Fremont Investment Advisors, a team of seasoned professionals who have successfully employed the strategy of global asset allocation for nearly two decades.

                                                     - 4 -
THE FREMONT INTERNATIONAL GROWTH FUND
INTERNATIONAL GROWTH FUND AT A GLANCE:

Inception Date:  March 1, 1994
Investment Manager:  Fremont Investment Advisors, Inc.
Objective:  Long-term capital appreciation
Invests in:  The stock of companies outside the U.S.

POTENTIAL
RETURN:HIGH

VOLATILITY:HIGH

INVESTMENT
HORIZON:4+ YEARS

INVESTMENT OBJECTIVE
  Today, nearly 60% of the world's stock market opportunities lie outside the borders of the U.S. The Fremont International Growth Fund pursues long-term growth of capital by selectively investing in foreign stocks.

INVESTMENT STRATEGY
  The International Growth Fund allows U.S. investors to invest in a diversified pool of stocks issued by companies located in some of the world's fastest growing regions. At least 90% of the Fund's assets will usually be invested in the stocks of companies located outside the United States. The Fund may invest up to 50% of its total assets in small to medium-sized companies in both developed and emerging international markets.1

INVESTMENT MANAGEMENT

  The Fremont International Growth Fund is managed by Fremont Investment Advisors. Fremont Investment Advisors has used a team approach to manage international stock portfolios since 1988. This team currently manages over $200 million in international stock investments.


THE FREMONT INTERNATIONAL SMALL CAP FUND
INTERNATIONAL SMALL CAP FUND AT A GLANCE:

Inception Date:  June 30, 1994
Investment Manager:  Acadian Asset Management, Inc.
Objective:  Long-term capital appreciation
Invests in:  The stock of small companies outside the U.S.

POTENTIAL
RETURN:VERY HIGH

VOLATILITY:VERY HIGH

INVESTMENT
HORIZON:5+ YEARS
INVESTMENT OBJECTIVE
  The Fremont International Small Cap Fund seeks to provide investors with long-term capital appreciation by investing primarily in the stocks of small capitalization ("small cap") companies located outside the United States. International small cap firms are defined as the smallest 20% of firms in each of their respective markets worldwide, based on market capitalization.1

INVESTMENT STRATEGY
  The subadvisor for the Fremont International Small Cap Fund has compiled a proprietary database which is used to analyze more than 15,000 small companies outside the United States. This database helps identify individual stocks which the fund managers believe may help enhance the Fund's return.

INVESTMENT MANAGEMENT
  Acadian Asset Management, Inc., is a Boston-based global investment firm with over $1.8 billion in assets under management. Acadian has built an impressive track record managing the assets of some of the largest pension funds in America.

1 Investing in small companies throughout the world involves additional risk because of high trading costs, currency exchange rate risks and possible difficulties with the liquidity of smaller, thinly-traded stocks.

                                                     - 5 -
U.S. STOCK MUTUAL FUNDS
For decades, growth-oriented investors have turned repeatedly to the U.S. stock market in pursuit of long-term capital appreciation. Fremont offers a choice of two professionally-managed U.S. equity funds, one that invests primarily in larger companies and one that invests primarily in the nation's smallest firms.

THE FREMONT GROWTH FUND
GROWTH FUND AT A GLANCE:

Inception Date:  August 14, 1992
Investment Manager:Fremont Investment Advisors/Sit Investment Associates, Inc.
Objective:  Long-term capital appreciation
Invests in:  U.S. stocks

POTENTIAL
RETURN:HIGH

VOLATILITY:HIGH

INVESTMENT
HORIZON:4+ YEARS
INVESTMENT OBJECTIVE
  Historically, stocks have produced the best long-term growth for investors. This time-honored strategy is the oundation for the Fremont Growth Fund -- which pursues long-term growth of capital by investing in a diversified portfolio of common stocks.

INVESTMENT STRATEGY
  Most stock funds follow either a "growth" or "value" management style. The Fremont Growth Fund diversifies across both styles by dividing its assets into two separate portfolios. The "growth" portfolio emphasizes the stocks of companies that are expected to produce significantly higher earnings growth rates than the stock market as a whole. The "value" portfolio concentrates on stocks with prices that appear to be low relative to earnings, book value and dividends.

INVESTMENT MANAGEMENT
  With the Fremont Growth Fund, investors enjoy the specialized expertise of two professional money managers -- Fremont Investment Advisors, which manages the "value" portfolio, and Sit Investments Associates, which directs the investments of the Fund's "growth" portfolio.

THE FREMONT U.S.  MICRO-CAP FUND
U.S. MICRO-CAP FUND AT A GLANCE:

Inception Date:  June 30, 1994
Investment Manager:  Morgan Grenfell Capital Management, Inc.
Objective:  Long-term capital appreciation
Invests in:  The stock of the smallest companies in the U.S.

POTENTIAL
RETURN:VERY HIGH

VOLATILITY:VERY HIGH

INVESTMENT
HORIZON:5+ YEARS
INVESTMENT OBJECTIVE
  The history of the U.S. stock market reveals that, while the nation's smallest companies are more volatile than their larger counterparts, as a group they have also grown more rapidly. The Fremont U.S. Micro-Cap Fund seeks to capitalize on the potential of emerging growth companies, and deliver long-term capital appreciation, by investing in common stocks and convertible securities.

INVESTMENT STRATEGY
  The U.S. Micro-Cap Fund invests in the nation's smallest publicly traded firms -- primarily companies with market capitalization levels ranging from $10 million to $225 million. Although there may be liquidity and business risks associated with investments in these companies, many times they also have very high revenue and profit growth.
  The Fund's sub-advisor uses a "bottom-up" strategy to target companies it believes will grow more rapidly than the U.S. economy as a whole. To diversify the portfolio, stocks from a variety of business sectors are purchased.

INVESTMENT MANAGEMENT
  Morgan Grenfell Capital Management manages over $500 million in small cap and micro-cap stocks, primarily for large pension funds.

                                                     - 6 -
BOND AND MONEY MARKET FUNDS
Investors seeking income, preservation of capital, or a way to diversify a portfolio frequently invest in bonds or money market securities. The Fremont Funds make both of these asset classes readily accessible through two professionally-managed funds.

THE FREMONT BOND FUND (FUND B IN THE BECHTEL RETIREMENT PLAN) BOND FUND AT A GLANCE:

Inception Date:  March 30, 1993
Investment Manager:  Pacific Investment Management Co.
Objective:  Total return and preservation of capital
Invests in:  Primarily investment-grade, intermediate-term bonds

POTENTIAL
RETURN: MODERATELY LOW

VOLATILITY:MODERATELY
LOW

INVESTMENT
HORIZON:2+ YEARS
INVESTMENT OBJECTIVE
  Experienced investors know that there are at least two potential ways to profit from bond investments: the income that bonds generate, and the net capital gains that may occur if bonds rise in value. The Fremont Bond Fund seeks to provide investors with high total returns -- income plus capital gains -- consistent with preservation of capital and prudent investment management.

INVESTMENT STRATEGY
  The Fremont Bond Fund invests primarily in investment-grade bonds issued by the U.S. government and domestic corporations, as well as international governments and corporations. Depending upon market conditions, the average maturity of these securities will range from 5 to 15 years. Historically, intermediate-term bonds have produced higher yields than less volatile money market instruments, without the higher levels of volatility associated with higher-yielding long-term bonds.

INVESTMENT MANAGEMENT
  Investment decisions for the Fremont Bond Fund are made by The Pacific Investment Management Company (PIMCO), a nationally recognized fixed-income specialist with more than two decades of experience. PIMCO currently manages more than $56 billion for large institutional clients.

THE FREMONT MONEY MARKET FUND
(FUND C IN THE BECHTEL RETIREMENT PLAN)
MONEY MARKET FUND
AT A GLANCE:

Inception Date:  November 18, 1988
Investment Manager:  Fremont Investment Advisors, Inc.
Objective:  Current income, capital preservation and liquidity
Invests in:  High-quality money market securities

POTENTIAL
RETURN:LOW

VOLATILITY:LOW

INVESTMENT
HORIZON:0-2 YEARS

INVESTMENT OBJECTIVE
  If you're like most investors, you want to keep a certain portion of your assets liquid by investing them in low-risk accounts. The Fremont Money Market Fund's objective is to maximize current income consistent with preservation of capital and liquidity.

INVESTMENT STRATEGY
  The Fremont Money Market Fund places its emphasis on price stability, pursuing a stable share price of $1.00.1 To qualify for the Fund's portfolio, a security must have a maturity of thirteen months or less and be of high quality -- within Standard & Poor's or Moody's top rating categories (A-1, P-1, respectively).

INVESTMENT MANAGEMENT
  Fremont Investment Advisors, with nearly two decades of professional money management experience, directs the investments of the Fremont Money Market Fund.

1The Fund is neither insured nor guaranteed by the U.S. Government or any other entity and there is no assurance that the stable $1.00 net asset value objective will be met.

FEATURES & BENEFITS
INVESTING IN THE FREMONT FUNDS PROVIDES ALL OF THESE BENEFITS:
100% NO-LOAD
  Every dollar you invest works to help you achieve your investment goals. The Fremont Funds have:
  o  No sales charges on purchases ("front-end" loads)
  o  No 12b-1 marketing fees
  o  No redemption charges ("back-end" loads)
  o  No fees to exchange shares of one Fremont Fund for shares of another.

NO IRA MAINTENANCE FEES
  With a Fremont Funds IRA, there are no annual IRA maintenance fees to reduce your account balance.

AFFORDABLE INVESTMENT MINIMUMS
  The minimum initial investment in any Fremont Fund is just $2,000 (only $1,000 for an IRA).

AUTOMATIC INVESTMENT PLAN
  If you wish, you can automatically add to your mutual fund balance. Simply decide how much you'd like to invest (minimum of $50/month) and that amount will be automatically transferred from the checking or savings account you specify.

TAX-DEFERRED RETIREMENT PLANS
  Shares of Fremont Funds may be purchased for a variety of tax-deferred retirement plans, including Individual Retirement Accounts (IRAs), and Qualified Retirement Plans (Keoghs) or Simplified Employee Pension Plans
(SEPs) for small business owners and employees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  Regular dividends and capital gains distributions may be automatically reinvested to purchase additional shares of a fund or, if you prefer, may be paid directly to you in cash.

REDEMPTIONS AND EXCHANGES BY TELEPHONE1
  As an added convenience, you can elect to redeem shares by telephone. All redemptions are at current net asset value (NAV) which may be more or less than the original cost of the shares.

EASY-TO-READ STATEMENTS
  Regular statements keep you informed of the status of your Fremont Funds investments. You also receive a confirmation statement each time a transaction occurs in your account.

SYSTEMATIC WITHDRAWAL PLAN
  Investors seeking a regular source of income may request withdrawals of $100 or more from the Fremont Funds on a monthly, quarterly or yearly basis.2 There is no charge for this convenient service.

GIFTS TO MINORS
  Investors can give shares of a Fremont Fund to a child and enjoy valuable tax benefits under the Uniform Gift to Minors Act.

FOR MORE INFORMATION
  For more complete information about the Fremont Funds, including charges and expenses, call 1-800-548-4539 for a free prospectus. Read the prospectus carefully before investing or sending money.
1Telephone redemption is not available for IRA or other retirement accounts. 2Because systematic withdrawals require a liquidation of shares, the number of shares owned in the account will be reduced.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objectives, Policies and Risk Considerations" and "General Investment Policies."

FREMONT BOND FUND, FREMONT GLOBAL FUND, FREMONT GROWTH FUND, FREMONT INTERNATIONAL GROWTH FUND, FREMONT INTERNATIONAL SMALL CAP FUND AND FREMONT U.S. MICRO-CAP FUND:

WRITING COVERED CALL OPTIONS. The Fremont Bond Fund (formerly the Fremont Income Fund), the Fremont Global Fund (formerly the Fremont Multi-Asset Fund), the Fremont Growth Fund (formerly the Fremont Equity Fund), the Fremont International Growth Fund, the Fremont International Small Cap Fund and the Fremont U.S. Micro-Cap Fund (collectively, the "Funds") may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor or Sub-Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index or currency which that Fund already owns or has the right to acquire without additional cost.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call will be maintained in a separate account by that Fund's custodian. No Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

FEDERAL INCOME TAX TREATMENT OF COVERED CALL OPTIONS. Expiration of an option or entry into a closing purchase transaction will result in capital gain or loss. If the option was "in-the-money" (i.e., the option strike price was less than the market value of the security or currency covering the option) at the time it was written, any gain or loss realized as a result of the closing purchase transaction will be long-term capital gain or loss if the security or currency covering the option was held for more than one year prior to the writing of the option. The holding period of the securities or currencies covering an "in-the-money" option will not include the period of time the option is outstanding. If the option is exercised, a Fund will realize a gain or loss from the sale of the security or currency covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

If a Fund writes options other than "qualified covered call options," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. In addition, any options written against securities other than bonds or currencies will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Under Code Section 1256, such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

WRITING COVERED PUT OPTIONS. The Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds would write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and high-grade debt obligations in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor or Sub- Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS. The Funds may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS. The Funds may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

DESCRIPTION OF FUTURES CONTRACTS. A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, the Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P Index (or other major market index) or currency Futures Contracts as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in currency exchange rates; purchases of such Futures as an offset against the effect of expected declines in currency exchange rates and purchase of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stocks prices. When selling options or Futures Contracts, a Fund will segregate cash and high-grade debt obligations to cover any related liability.

The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts.

A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY. Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligers may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices or currency exchange rates.

A public market exists in Futures Contracts covering foreign financial instruments such as U.K. Pound, Japanese Yen and German Mark, among others. Additional Futures Contracts may be established from time to time as various exchanges and existing Futures Contract markets may be terminated or altered as to their terms or methods of operation.

The Funds' Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or Futures Contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase.

"Margin" with respect to Futures and Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a Futures Contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund involved segregates and commits to back the Futures Contract with money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions the Funds identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Identified hedging transactions would not be subject to the mark to market rules and would result in the recognition of ordinary gain or loss. Otherwise, unless transactions in Futures Contracts are classified as part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Contract. In the case of a Futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. In addition, gains realized on the sale or other disposition of securities or currencies held for less than three months must be limited to less than 30% of that Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities or currencies held less than three months, such Fund may be required to defer the closing out of Futures Contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Futures Contracts, which have been open for less than three months as of the end of the Investment Company's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

The Funds will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Investment Company's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on each Fund's other investments and shareholders will be advised of the nature of the payments.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS, AND WITH RESPECT TO THE FREMONT GLOBAL FUND, GOLD FUTURES CONTRACTS. Options on Futures Contracts are similar to options on fixed income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to the Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.

A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter (OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable.

SECURITIES IN WHICH FREMONT INTERNATIONAL GROWTH FUND AND FREMONT INTERNATIONAL SMALL CAP FUND MIGHT INVEST. The countries in which the International Growth Fund and the International Small Cap Fund will seek investments include those listed below. The Funds are not obligated and may not invest in all the countries listed; moreover either Fund may invest in countries other than those listed below, when such investments are consistent with the Fund's investment objective and policies.

Pacific Basin: Australia     Hong Kong     Indonesia  Japan          Malaysia
               New Zealand   Philippines   Singapore  S. Korea       Taiwan
               Thailand

Europe:        Austria      Belgium        Denmark    Finland        France
               Germany      Greece         Ireland    Italy          Luxembourg
               Netherlands  Norway         Portugal   Spain          Sweden
               Switzerland  United Kingdom Hungary    Czech Republic

Other:         Argentina    Brazil         Canada     Chile          India
               Mexico       Peru           S. Africa  Turkey         Venezuela

Under exceptional economic or market conditions abroad, either Fund may temporarily invest all or a major portion of its assets in United States government obligations or high grade debt obligations of companies incorporated in or having their principal activities in the United States.

In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company. In addition, in some instances only special classes of securities may be purchased by foreigners, and the market prices, liquidity, and rights with respect to those securities may vary from shares owned by nationals. The Advisor and Sub-Advisor are not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of either Fund as described in the Prospectus and this Statement of Additional Information. Although restrictions may in the future make it undesirable to invest in certain countries, the Advisor and Sub-Advisor do not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by either Fund. It should be noted, however, that this situation could change at any time. Neither Fund intends to make any significant investment in any country or stock market where the political or economic situation might be considered by the Advisor and Sub-Advisor to be at risk of substantial or total loss because of such political or economic situation. See "General Investment Policies Risk Factors and Special Considerations for International Investing" in the Prospectus.

THE FUNDS (INCLUDING THE FREMONT MONEY MARKET FUND) GENERALLY

DIVERSIFICATION. Each Fund intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), "Government Securities," securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents or high quality debt securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases such Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund intends to enter into a reverse repurchase agreement only if the income from the investment of the proceeds is greater than the expense of the transaction, as the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS. The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Advisor or Sub-Advisor, be equivalent to the quality standards prescribed for the Funds.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS. The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or the Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or high quality debt securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS. For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

ILLIQUID SECURITIES. Each Fund (other than the Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." The Money Market Fund may invest up to 10% of its net assets in "illiquid securities."

An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor or Sub-Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor or Sub-Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

GUARANTEED INVESTMENT CONTRACTS (FREMONT GLOBAL FUND). The Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days' notice. Like any fixed income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

LENDING OF PORTFOLIO SECURITIES.
For the purpose of realizing additional income, a Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit or such other collateral as may be permitted under a Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Funds have a right to call each loan and obtain the securities on five business days' notice. The Funds will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

REDUCTION IN BOND RATING
(FREMONT GLOBAL FUND AND FREMONT BOND FUND). The Global Fund and the Bond Fund may each invest up to 10% of its net assets in debt securities rated below BBB or Baa, but not lower than B. In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor or Sub-Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that no Fund may:

         1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political subdivisions thereof, or to investments by the Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks.

         2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

         3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

         4. Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

         5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

         6.       Change its status as a diversified investment company.

         7. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

         8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

         9. Invest in companies for the purpose of exercising control or management.

         10. Mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

         11. Invest in interests in oil, gas or other mineral exploration or development programs or leases.

         12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years continuous operation.

         13. Purchase or retain the securities of any issuer, if those individual officers and directors of the Investment Company, its investment advisor, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         14. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

         15. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

         16. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets, except that the value of such securities may not exceed 10% of the Money Market Fund's net assets.

         17. Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

         18. Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

         19. Acquire more than 3% of the outstanding voting securities of any one investment company.

         20. Invest more than 5% of its net assets in warrants or rights, or more than 2% of its net assets in warrants and rights which are not listed on the American or New York Stock Exchanges.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the
Maryland investment company which established the Funds, authorize a Board of
Directors of between three and 15 persons, as fixed by the Board of Directors.
There are presently seven directors, each of whom have been elected by the shareholders of the Investment Company for an indefinite term of office. A majority of remaining directors may fill director vacancies caused by resignation, death or expansion of the Board of Directors. Any director may be removed by vote of holders of a majority of all outstanding shares of the
Investment Company qualified to vote at the meeting.
                                                                                                 PRINCIPAL OCCUPATIONS
                                                                                                 AND BUSINESS EXPERIENCE
NAME AND ADDRESS                      AGE            POSITIONS HELD                              FOR PAST FIVE YEARS
David L. Redo (1)(2)(4)               58             President, Chief Executive                  President and Director, Fremont
Fremont Investment                                   Officer and Director                        Investment Advisors, Inc.;
Advisors, Inc.                                                                                   Managing Director, Fremont
50 Beale St., Suite 100                                                                          Group, Inc.; Director, Sequoia
San Francisco, CA 94105                                                                          Ventures, Sit/Kim International
                                                                                                 Investment Associates and J.P.
                                                                                                 Morgan Securities Asia.

Vincent P. Kuhn, Jr.(1)(2)(4)         63             Executive Vice President,                   Executive Vice President and
Fremont Investment                                   Chief Compliance Officer                    Director, Fremont Investment
Advisors, Inc.                                       and Director                                Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105




                                                     - 29 -




Albert W. Kirschbaum(1)(2)(4)         57             Senior Vice President,                      Senior Vice President and
Fremont Investment                                   Secretary and Director                      Director. Fremont Investment
Advisors, Inc.                                                                                   Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Richard E. Holmes(3)                  52             Director                                    Vice President and Director,
P.O. Box 479                                                                                     BelMar Advisors, Inc.
Sanibel, FL 33957                                                                                (marketing firm)

William W. Jahnke(3)                  52             Director                                    3/93 - Present
Jahnke & Associates                                                                              Principal, Jahnke & Associates
58 Camino del Diablo                                                                             (Consultants)
Orinda, CA 94563
                                                                                                 6/83 - 3/93
                                                                                                 Chairman, Board of Directors,
                                                                                                 Vestek Systems, Inc.

Donald C. Luchessa(3)                 66             Director                                    Principal, DCL Advisory
DCL Advisory                                                                                     (marketer for investment
345 California Street, 10th Fl                                                                   advisors)
San Francisco, CA 94104

David L. Egan(3)                      61             Director                                    President, Fairfield Capital
Fairfield Capital Associates, Inc.                                                               Associates, Inc.  (an investment
44 Montgomery St., Suite 3085                                                                    advisor) and Fairfield Capital
San Francisco, CA 94101                                                                          Funding, Inc. (a broker-dealer)

Peter F. Landini(4)                   44             Senior Vice President                       Senior Vice President and
Fremont Investment                                   and Treasurer                               Director, Fremont Investment
Advisors, Inc.                                                                                   Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

William M. Feeney                     39             Vice President                              Vice President, Fremont
Fremont Investment                                                                               Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Marycatherine Dwyer                   32             Vice President, Asst.                       10/91 - Present
Fremont Investment                                   Compliance Officer                          Vice President, Fremont
Advisors, Inc.                                       and Asst. Secretary                         Investment Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105                                                                          6/90 - 10/91
                                                                                                 Registered Representative,
                                                                                                 Liberty Securities




                                                     - 30 -




Norman Gee                            45             Vice President                              Vice President, Fremont
Fremont Investment                                                                               Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Alexandra W. Kinchen(4)               50             Vice President                              Vice President, Fremont
Fremont Investment                                                                               Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Andrew L. Pang(4)                     46             Vice President                              Vice President, Fremont
Fremont Investment                                                                               Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Robert J. Haddick(4)                  36             Vice President                              Vice President, Fremont
Fremont Investment                                                                               Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Ian R. Stone                          31             Vice President, Asst. Secretary             Vice President, Fremont
Fremont Investment                                   and Asst. Treasurer                         Investment Advisors, Inc.
Advisors, Inc.
50 Beale St., Suite 100
San Francisco, CA 94105

Richard G. Thomas                     38             Vice President                              11/91 - Present
Fremont Investment                                                                               Vice President, Fremont
Advisors, Inc.                                                                                   Investment Advisors, Inc.
50 Fremont St., Suite 3500
San Francisco, CA 94105                                                                          1/88 - 11/91
                                                                                                 Institutional Sales, Charles
                                                                                                 Schwab & Co.

Chantal Gaiddon                       39             Vice President                              Controller and Asst. Treasurer,
Fremont Investment                                   and Controller                              Fremont Investment Advisors,
Advisors, Inc.                                                                                   Inc.
50 Beale St., Suite 100
San Francisco, CA 94105

-----------------------------

(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)     Member of the Executive Committee.
(3)     Member of the Audit Committee and the Contracts Committee.
(4)     Member of the Fremont Investment Committee.


                                                     - 31 -




During the fiscal year ended October 31, 1995, Richard E. Holmes received $3,000 and William W. Jahnke and Donald C. Luchessa each received $4,500 for serving as directors of the Investment Company.

As of January 8, 1996 the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company. The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

Each Fund (other than the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund) will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

With respect to the International Growth Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 1.5% per annum of the Fund's average daily net assets. With respect to the International Small
Cap Fund and the U.S. Micro-Cap Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 2.5% per annum of a Fund's average daily net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter. Each of these three Funds will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Fund, and extraordinary expenses (including for example, litigation expenses, if any). Until further notice, the Advisor is limiting the management fee of the International Small Cap Fund and the U.S. Micro-Cap Fund to 1.98% of average net assets.

The allocation of general Investment Company expenses among the Series is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Series or the nature of the services performed and relative applicability to each Series.

The directors of the Advisor are David L. Redo, Vincent P. Kuhn, Jr., Jon S. Higgins, Peter F. Landini and Albert W. Kirschbaum.

Under the Investment Advisory and Administration Agreements (the "Advisory Agreements"), the Advisor has agreed to reimburse each Fund if that Fund's annual ordinary expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. This expense limitation will be calculated and administered separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, the amortization of organizational expenses, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. Once waived, fees will not be recognized in the future.

The Advisory Agreement with respect to each Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The following table depicts the advisory fees (net of voluntary waivers) paid by the Funds to the Advisor for the fiscal years ended October
31, 1995, 1994 and 1993:
                                      FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                 ENDED              ENDED                  ENDED
                             10/31/95             10/31/94               10/31/93
Money Market Fund              $  621,063         $   332,393           $   79,620
Bond Fund                         274,272              98,252                   --

Global Fund                     2,734,846           1,881,639              825,741
Growth Fund                       195,838             176,971              183,879


                              - 33 -




Internat'l Growth Fund            439,970             286,003                   --

Internat'l Small Cap Fund          56,539              11,108                   --

U.S. Micro-Cap Fund                77,299              14,668                   --

The Advisory Agreements with respect to the Money Market Fund, the Bond Fund, the Global Fund and the Growth Fund also provide for the payment of an administrative fee to the Advisor at the annual rate of .15% of average net assets. With respect to the Money Market Fund and the Bond Fund, the Advisor has waived and is currently waiving the entire administrative fee until further notice. For the fiscal years ended October 31, 1995, 1994 and 1993, the Growth Fund paid to the Advisor administrative fees (net of voluntary waivers) of $42,633, $3,536 and $3,813, respectively. For the fiscal years ended October 31, 1995, 1994 and 1993, the Global Fund paid to the Advisor administrative fees of $683,712, $469,838 and $207,005, respectively.

The Advisor's employees may engage in personal securities transactions.However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to personally purchase or sell a security. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their securities transactions.

THE SUB-ADVISORS - FREMONT BOND FUND, FREMONT GROWTH FUND, FREMONT INTERNATIONAL GROWTH FUND, FREMONT INTERNATIONAL SMALL CAP FUND AND FREMONT U.S. MICRO-CAP FUND.

The Advisory Agreements authorize the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of responsibilities and obligations of the Advisor pursuant to the Advisory Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Fund. Pursuant to this authority, Pacific Investment Management Company serves as the Bond Fund's Sub-Advisor, Sit Investment Associates, Inc. serves as the Growth Fund's Sub-Advisor, Acadian Asset Management, Inc. serves as the International Small Cap Fund's Sub-Advisor and Morgan Grenfell Capital Management, Inc. serves as the U.S. Micro-Cap Fund's Sub-Advisor (collectively referred to as "the Sub-Advisors"). The Sub-Advisors are overseen by the members of the Fremont Investment Committee. See

"Investment Company Directors and Officers." Prior to September 1, 1995, Sit/Kim International Investment Associates, Inc. served as the
International Growth Fund's Sub-Advisor.

The current Portfolio Management Agreements provide that the Sub-Advisors agree to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Funds' current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For their services under the Portfolio Management Agreements, the Advisor has agreed to pay the Sub-Advisors an annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets, payable monthly:

     Bond Fund:                   .25% to Pacific Investment Management Company

     Growth Fund:                 .40% to Sit Investment Associates, Inc.

     Internat'l Small Cap Fund:    to Acadian Asset Management, Inc.:
                                   .75% on the first $50
                                   million .65% on the next
                                   $50 million .50% on the
                                   next $100 million .40% on
                                   assets in excess of $200
                                   million

     U.S. Micro-Cap Fund:          to Morgan Grenfell Capital Management, Inc.:
                                   1.50% on the first $30 million
                                   1.00% on the next $70 million
                                   .75% on assets in excess of $100 million

For the fiscal year ended October 31, 1995, Pacific Investment Management Company, Sit Investment Associates, Inc. and Sit/Kim International Investment Associates, Inc. received from the Advisor (not the Funds) subadvisory fees (net of voluntary waivers) of $181,386, $57,522 and $165,172, respectively. For the fiscal year ended October 31, 1994, Pacific Investment Management Company, Sit Investment Associates, Inc. and Sit/Kim International Investment Associates, Inc. received from the Advisor net subadvisory fees of $64,792, $73,951 and $9,614, respectively. Sit Investment Associates, Inc. received from the Advisor net subadvisory fees of $67,701 with respect to the fiscal year ended October 31, 1993. Acadian Asset Management, Inc. has agreed to waive its fees until July 1, 1996. Morgan Grenfell Capital Management, Inc. has agreed to waive its fees for an indefinite period of time.

The Portfolio Management Agreements for each Fund continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, and
(ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. Each Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER. As of May 5, 1995 the Funds' principal underwriter is Funds Distributor, Inc., One Exchange Place, Tenth Floor, Boston,
Massachusetts (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $52,018 from the Advisor with respect to the fiscal year ended October 31, 1995.

TRANSFER AGENT. The Funds' transfer agent, MGF Service Corp., 312 Walnut Street, Cincinnati, Ohio (the "Transfer Agent"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.

In addition, the Transfer Agent has been retained by the Advisor to assist the Advisor in providing administrative services to the Investment Company. In this capacity, the Transfer Agent supplies non-investment related regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. The Advisor (not the Investment Company) pays the Transfer Agent a monthly fee of $6,000 for these administrative services. For the fiscal year ended October 31, 1995, the Advisor paid the Transfer Agent $72,000 for administrative services on behalf of all series of the Investment Company.

EXECUTION OF
PORTFOLIO TRANSACTIONS

There are occasions on which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the accounts served by the Advisor or Sub-Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Advisor or Sub-Advisor believes that to do so will be in the best interest of such Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including each of the Funds.

The Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although these Funds will endeavor to achieve the best net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which a Fund may invest are generally traded in the over-the-counter markets.

No brokerage commissions have been paid by the Money Market Fund during the last three fiscal years. The aggregate dollar amount of brokerage commissions paid by the other Funds during the last three years are as follows:

                                                     FISCAL YEAR             FISCAL YEAR             FISCAL YEAR
                                                        ENDED                   ENDED                   ENDED
                                                      10/31/95                10/31/94                10/31/93
Bond Fund                                               $   17,243            $    4,000               $0
Global Fund                                              1,545,310             1,357,600              339,700
Growth Fund                                                102,857                53,700               39,400
Internat'l Growth Fund                                      99,089               138,200                  ---
Internat'l Small Cap Fund                                   11,850                 3,200                  ---

U.S. Micro-Cap Fund                                          4,326                   500                  ---

Subject to the requirement of seeking the best available prices and executions, the Advisor or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of a Fund and/or of other accounts served by the Advisor or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing each Fund's portfolio.

As of October 31, 1995, the Money Market Fund owned securities of its regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: American Express Credit Corp.
- $9,926,106; Goldman, Sachs & Co. - $9,864,311; and Merrill Lynch & Co., Inc. - $9,988,878. As of October 31, 1995, the Global Fund owned securities of its regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: HSBC Holdings PLC - $2,267,098. As of October 31, 1995, the Growth Fund owned securities of its regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Citicorp - $875,812; and American Express Co. - $487,500.

HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. The Money Market Fund will also observe additional federal holidays that are not observed by the New York Stock Exchange: Martin Luther King Day, Columbus Day and Veterans Day.

Each Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Bond Fund's, the Global Fund's, the Growth Fund's, the International Growth Fund's, the International Small Cap Fund's and the U.S. Micro-Cap Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of these Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "General Investment Policies - Special Considerations in International Investing," "Calculation of Net Asset Value and Public Offering Price," "How to Invest," "How to Redeem Shares," and "Shareholder Account Services and

Privileges - Exchanges Between Funds."

FREMONT BOND FUND, FREMONT GLOBAL FUND, FREMONT GROWTH FUND, FREMONT INTERNATIONAL GROWTH FUND, FREMONT INTERNATIONAL SMALL CAP FUND AND FREMONT U.S. MICRO-CAP FUND:

    1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities with 60 days or less remaining to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors;

    2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors;

    3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by these Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in these Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made;

     4. With respect to the Global Fund, gold bullion and bullion-type coins are valued at the closing price of gold on the New York Commodity Exchange;

     5. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor;

     6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets; and

     7. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

FREMONT MONEY MARKET FUND:

It is the Money Market Fund's policy to use its best efforts to maintain a constant per share price for the Money Market Fund equal to $1.00.

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of a per share net asset value at $1.00 are permitted by Rule 2a-7 adopted by the Securities and Exchange Commission ("SEC"). Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less as allowed by regulations under the 1940 Act, and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. In accordance with this rule the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate, to determine whether the net asset value of the Money Market Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that a deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost exceeding $0.005 per share must be examined by the Board of Directors. In the event the Board of Directors determines that the deviation may result in material dilution or is otherwise unfair to investors or existing shareholders, the Board of Directors must cause the Money Market Fund to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

In the event that a security meeting the Money Market Fund's quality requirements is acquired and subsequently is assigned a rating below "First Tier" by one or more of the rating organizations, the Board of Directors must assess promptly whether the security presents minimal credit risks and direct the Money Market Fund to take such action as the Board of Directors determines is in the best interest of the Money Market Fund and its shareholders. This responsibility cannot be delegated to the Advisor. However, this assessment by the Board of Directors is not required if the security is disposed of (by sale or otherwise) or matures within five Business Days of the time the Advisor learns of the lower rating. However, in such a case the Board of Directors must be notified thereafter.

In the event that a security acquired by the Money Market
Fund either defaults (other than an immaterial default unrelated to the issuer's financial condition), or is determined to no longer present minimal credit risks, the Money Market Fund must dispose of the security (by sale or otherwise) as soon as practicable unless the Board of Directors finds that this would not be in the Money Market Fund's best interest.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be subject to a $20 charge and will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse that Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Investment Company reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Investment Company until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Investment Company, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Investment Company reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. The Investment Company may elect to redeem shares in assets other than cash but must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of
(i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period. SUSPENSION OF REDEMPTION PRIVILEGES. The Investment Company may suspend redemption privileges with respect to any Fund or postpone the date of payment for more than seven days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY." Each Fund will be treated under the Internal Revenue Code (the "Code") as a separate entity, and each Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If a Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless that Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from a Fund in the same manner whether such dividends are received as shares or in cash. If a Fund does not receive any dividend income from U.S. corporations, dividends from that Fund will not be eligible for the dividends received deduction allowed to corporations. To the extent that dividends received by a Fund would qualify for the dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days.

NET CAPITAL GAINS. Any distributions designated as being made from a Fund's net capital gains will be taxable as long-term capital gains, regardless of the holding period of the shareholders of that Fund's shares. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply.
Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax withholding at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact. See also "Investment Objectives, Policies and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of a Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. A Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders (except with respect to the Global Fund, the International Growth Fund and the International Small Cap Fund) will be entitled to a foreign tax credit or deduction for such foreign taxes.

With respect to the Global Fund, the International Growth Fund or the International Small Cap Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and
(iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the applicable Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which these Funds may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of a Fund's expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Fund has invested. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditors are Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 1995 included herein are audited. Such financial statements are included herein in reliance on the opinion of Coopers & Lybrand L.L.P. given on the authority of said firm as experts in auditing and accounting.

LEGAL OPINIONS. The validity of the shares offered by the Prospectus has been passed upon by Morrison & Foerster, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Morrison & Foerster has acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in eight series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS. As of January 8, 1996, the Advisor owned of record 15.2% of the outstanding shares of the U.S. Micro-Cap Fund and 20.3% of the outstanding shares of the International Small Cap Fund; BF Fund Limited, 50 Fremont Street, San Francisco, California 94105, owned of record 8.4% of the outstanding shares of the Global Fund, 66.3% of the outstanding shares of the Growth Fund, 76.2% of the outstanding shares of the International Growth Fund and 10.7% of the outstanding shares of the U.S. Micro-Cap Fund; Bankers Trust Company as Trustee for the Bechtel Master Trust for Qualified Employees, P.O. Box 1742 Church Street Station, New York, New York 10008, owned of record 46.1% of the outstanding shares of the Global Fund, 84.7% of the outstanding shares of the Bond Fund and 50.8% of the outstanding shares of the Money Market Fund; Fremont Group, Inc., 50 Fremont Street, San Francisco, California 94105, owned of record 18.1% of the outstanding shares of the Money Market Fund; the Bank of New York as Trustee for Various Pension Plans, 1 Wall Street, New York, New York 10286, owned of record 7.3% of the outstanding shares of the International Growth Fund; Sequoia Ventures, Inc., 50 Fremont Street, San Francisco, California 94105, owned of record 6.3% of the outstanding shares of the Bond Fund and 5.1% of the outstanding shares of the Money Market Fund; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 5.7% of the outstanding shares of the Growth Fund and 43.7% of the outstanding shares of the International Small Cap Fund; Gary L. Bergstrom, 303 Marsh Street, Belmont, Massachusetts 02178, owned of record 5.1% of the outstanding shares of the International Small Cap Fund; and the Don J. & Rosemary T. Gunther Family Trust, 107 Eaton Square, London, England, owned of record 5.1% of the outstanding shares of the International Small Cap Fund and 7.6% of the outstanding shares of the U.S. Micro-Cap Fund.

OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $3.5 billion of assets and internally manages over $1.1 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

The Global Fund's investment objectives are similar to the objectives of Bechtel Trust & Thrift Plan, Fund A. The Bond Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund B. The Money Market Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund
C.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

    (1)    U.S. Stocks: Standard & Poor's 500 Index;

    (2)    Foreign Stocks: Morgan Stanley Europe, Australia and Far East
           (EAFE) Index;
    (3)    Intermediate U.S. Bonds: Lehman Brothers Intermediate
           Government/Corporate Bond Index;
    (4)    Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index;
    (5)    Money Market Securities: 1980-1986, 90 day U.S. Treasury Bill rate:
           1987-1992 Donoghue First Tier Money Market Fund Average;
    (6)    Real Estate: Frank Russell NCREIF Property Index.

The total returns for the above indices for the years 1980 through 1995 are as follows (source: Fremont Investment Advisors, Inc.):
                  U.S.        Foreign           Intmdte           Foreign         Money Market
                 Stocks       Stocks           U.S.Bonds           Bonds           Securities              Real Estate

1980             32.4%           24.4%           6.4%             14.2%              11.8%                    18.1%
1981             -5.0%           -1.0%          10.5%             -4.6%              16.1%                    16.6%
1982             21.3%           -0.9%          26.1%             11.9%              10.7%                     9.4%
1983             22.3%           24.6%           8.6%              4.4%               8.6%                    13.3%
1984              6.3%            7.9%          14.4%             -1.9%              10.0%                    13.0%
1985             31.8%           56.7%          18.1%             35.0%               7.5%                    10.1%
1986             18.7%           70.0%          13.1%             31.4%               5.9%                     6.6%
1987              5.1%           24.9%           3.7%             35.2%               6.0%                     5.5%
1988             16.8%           28.8%           6.7%              2.4%               6.9%                     7.0%
1989             31.4%           11.1%          12.8%             -3.4%               8.5%                     6.2%
1990             -3.2%          -23.0%           9.2%             15.3%               7.5%                     1.5%
1991             30.6%           12.9%          14.6%             16.2%               5.5%                    -6.1%
1992              7.7%          -11.5%           7.2%              4.8%               3.3%                    -4.3%
1993             10.0%           33.3%           8.8%             15.1%               2.6%                     0.6%
1994              1.3%            8.1%          -1.9%              6.0%               3.6%                     6.5%
1995             37.5%           11.2%          15.3%             19.6%               5.3%                     8.9%

The Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund are best suited as long-term investments. While they offer higher potential total returns than certificates of deposit or money market funds (including the Money Market Fund), they involve added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in an additional series under a separate Prospectus and Statement of Additional Information. This series, the California Intermediate Tax-Free Fund, offers California residents monthly income free from federal and state income taxes ("double tax-free income") by investing primarily in intermediate-term California municipal bonds, as well as greater price stability relative to mutual funds which invest in longer-term California municipal bonds.

ADDITIONAL INFORMATION WITH RESPECT TO THE FREMONT GROWTH FUND. The Growth Fund is designed to achieve long-term growth of capital by investing in a diversified portfolio of common stocks.

The majority of stock mutual funds are managed in either a growth or value investment style. Growth managers invest in companies which are expected to produce earnings growth rates significantly greater than the overall stock market. Value managers invest in companies which appear to be low in price relative to earnings, book value, dividends, and other fundamentals. Growth stocks and value stocks perform very differently.

Using various analytical techniques, the Advisor attempts to determine which style should be in favor over a certain period of time. Based on this analysis, the Advisor can then change the portfolio mix to take advantage of the investment style believed to be in favor during that time period. A portion of the Fund's portfolio is allocated to the Fund's sub- advisor, Sit Investment Associates, Inc., a highly regarded investment management firm specializing in growth stock investments. Sit Investment Associates currently manages over $5 billion for many large corporate and government pension funds.

The total returns for growth stocks and value stocks for the years
1981 through 1995 are as follows (source: Wilshire Associates, Inc.):


                                VALUE INDEX*             GROWTH INDEX*
   YEAR                           (% RETURN)               (% RETURN)
   1981                            10.3%                     -10.7%
   1982                            15.8                       14.5
   1983                            25.4                       17.4
   1984                            19.1                        3.0
   1985                            30.2                       33.0
   1986                            22.2                       15.5
   1987                             3.6                        4.7
   1988                            22.8                       15.2
   1989                            25.1                       35.2
   1990                            -7.6                        0.3
   1991                            25.6                       46.6
   1992                            14.4                        5.9
   1993                            13.5                       -0.5
   1994                            -4.3                        3.0
   1995                            43.5                       37.9




                                                     - 48 -




* Growth and value indexes represent the 750 largest stocks of the Wilshire 5000 Index separated into growth and value categories.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield or total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

Current yield for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 1995, the seven-day current yield for the Money Market Fund was 5.56%.

Effective Yield (or 7-day compound yield) for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and then dividing the difference by the value of the account, at the beginning of the base period to obtain this base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 -1].

The resulting yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 1995, the effective yield for the Money Market Fund was 5.71%.

With respect to the Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund, the average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                              P(1+T)n = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, each Fund will provide lifetime average annual total return figures.

The average annual total returns of the Funds for the periods ended October 31, 1995 are as follows:



                                                     - 50 -




                                                                          SINCE
                               1 YEAR        3 YEARS      5 YEARS       INCEPTION
Bond Fund                      16.49%           ---          ---          6.50%
Global Fund                    12.78%        10.48%       11.32%          9.61%
Growth Fund                    28.12%        13.72%          ---         13.44%
International Growth Fund       0.13%           ---          ---          1.45%
International Small Cap Fund   -7.96%           ---          ---         -7.01%

U.S. Micro-Cap Fund            38.68%           ---          ---         31.16%

The Bond Fund may quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[((a - b)/cd + 1)6 - 1]

Where:        a  =    dividends and interest earned during the period
              b  =    expenses accrued for the period (net of reimbursements)
              c  =    the average daily number of shares outstanding during the
                      period that were entitled to receive dividends
              d  =    the maximum offering price per share on the last day of
                      the period

The Bond Fund's 30-day yield as of October 31, 1995 was 6.17%.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of a Fund with the following:

    (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

    (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

    (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

    (4) Standard & Poor's "500" Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

    (5) Russell 1000 Index which reflects the common stock price changes of the 1,000 largest publicly traded U.S. companies by market capitalization.

    (6) Russell 3000 Index which reflects the common stock price changes of the 3,000 largest publicly traded U.S. companies by market capitalization.

    (7) Wilshire 5000 Index which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

    (8) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

    (9) Morgan Stanley Europe, Australia and Far East (EAFE) Index which is composed of foreign stocks.

   (10) IFC Emerging Markets Investables Indices which measure stock market performance in various developing countries around the world.

   (11) Salomon Brothers World Bond Index which is composed of domestic and foreign corporate and government fixed income securities.

   (12) Lehman Brothers Government/Corporate Bond Index which is a widely used index composed of investment quality U.S. government and corporate fixed income securities.

   (13) Lehman Brothers Government/Corporate Intermediate Bond Index which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

   (14) Salomon Brothers World Government Bond Index which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

   (15) 90-day U.S. Treasury Bills Index which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

   (16) Donoghue First Tier Money Fund Average which is an average of the 30-day yield of approximately 250 major domestic money market funds.

   (17) Salomon Brothers Non-U.S. World Government Bond Index which is the World Government Bond index excluding its U.S. market component.

   (18) Salomon Brothers Non-Dollar Bond Index which is composed of foreign corporate and government fixed income securities.

   (19) National Association of Real Estate Investment Trusts (NAREIT) Share Price Index is calculated as market value weighted averages of all actively traded companies, which were tax-qualified REITs for their most recent fiscal year.

   (20) Frank Russell NCREIF Property Index which measures investment results over time for nonleveraged, investment-grade warehouse and R&D/office facilities, retail properties, hotels, and apartment complexes.

   (21) Bechtel Trust & Thrift Plan, Fund A (Global Multi-Asset Fund), Fund B (Bond Fund), Fund C (Money Market Fund), and Fund D (U.S. Stock
           Fund).*

       Bechtel Trust & Thrift Plan performance results include reinvestment of dividends, interest and other income, and are net of investment management fees. Results for Fund A, Fund B and Fund D were in part achieved through the efforts of investment managers selected by Fremont Investment Advisors or its predecessor organizations.

Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, and BARRON'S may also be used.

                   APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

FITCH INVESTORS SERVICES, INC.'s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ - "Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment."

F-1 - "Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+."

DUFF & PHELPS CREDIT RATING CO. employs the designation "D-1" to indicate high-grade short-term debt.

D-1+ - "Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources or funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations."

D-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor."

D-1- - "High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small."

IBCA LIMITED's short-term ratings range from "A1" for the highest quality obligation to "C" for the lowest.

A1 - "Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of 'A1+' is assigned."

THOMSON BANKWATCH assigns short-term debt ratings ranging from "TBW-1" to "TBW-4." Important factors that may influence its assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure.

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."




                                                                 A-2

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

BB, B, CCC, CC - "Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."






                                                                 A-3

FITCH INVESTORS SERVICES, INC. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds are rated `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'."

A - "Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

BB - "Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements."

B - "Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue."

DUFF & PHELPS CREDIT RATING CO. rates the long-term debt securities of various entities in categories ranging from "AAA" to "DD." The ratings from "AA" through "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Investment ratings are as follows:

AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."



                                                                 A-4
AA - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

IBCA LIMITED rates the long-term debt securities of various entities in categories ranging from "AAA" to "C." The ratings below "AAA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially."

AA - "Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly."

A - "Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk."

BBB - "Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories."





                                                                 A-5
BB - "Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions."

B - "Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions."

THOMSON BANKWATCH rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

A - " Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."



                                                                 A-6








                          FREMONT MUTUAL FUNDS, INC.


                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND


                                                           1-800-548-4539


                                    Part B

                      Statement of Additional Information


This Statement of Additional Information concerning the Fremont California Intermediate Tax-Free Fund of Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus for the Fund. This Statement supplements the Prospectus for the Fund dated February 20, 1996 and should be read in conjunction with that Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

The date of this Statement of Additional Information is February 20, 1996.
















caltfmf.sai
February 20, 1996

                    TABLE OF CONTENTS

                                                                         Page



Investment Objective, Policies and Risk
  Considerations............................................................ 3


Investment Restrictions.....................................................14
Investment Company Directors and Officers...................................16
Investment Advisory and Other Services......................................19
Execution of Portfolio Transactions.........................................22
How to Invest...............................................................23
Other Investment and Redemption Services....................................24
Special Tax Considerations..................................................25
Taxes - Mutual Funds........................................................28
Additional Information......................................................31
Investment Results......................................................... 33
Appendix A: Description of Ratings.........................................A-1
Appendix B: Annual Report

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS



The descriptions below are intended to supplement the material in the Prospectus of the Fremont California Intermediate Tax-Free Fund (the "Fund") under "Investment Objective, Policies and Risk
Considerations."

MUNICIPAL SECURITIES

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations" below.


Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

COMMERCIAL PAPER. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL
SECURITIES.

The following describes certain risks with respect to California municipal securities in which the Fund predominantly will invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Statement of Additional Information. While the Advisor has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. The California Constitution limits the taxing and spending powers of the State of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation, and to spend such revenues over a predetermined limit.

Certain debt obligations held by the Fund may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property leased in proportion to such loss. Moreover, the lessee only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessee is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

Certain debt obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care, and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Debt obligations payable solely from revenues of health care institutions may also be insured by the State of California pursuant to a mortgage insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations, or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. At the request of the Office, Arthur D. Little, Inc., a consulting firm, has prepared reports relating to the reserve fund. The latest report indicates that the reserve fund is under-funded. Moreover, moneys in the reserve fund may be and have been reappropriated by the California Legislature for other purposes. The Company cannot predict what, if any, impact the underfunding of the reserve fund may have on such debt obligations.

Certain debt obligations held by the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. To limit the creditor's right to obtain a deficiency judgment, one limitation is based on the method of foreclosure, and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. Another statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. Another statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period of foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations held by the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family, owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.

INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or purchases of Futures as an offset against the effect of expected declines in interest rates. (See "Federal Tax Treatment of Interest Rate Futures Contracts," below.)

The Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts.

The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.

Although Futures Contracts typically require future delivery of and payment for financial instruments, the Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Contract.

As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

RISKS IN INTEREST RATE FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. There are, for example, numerous such differences between municipal securities and U.S. Treasury Bills. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

FEDERAL TAX TREATMENT OF INTEREST RATE FUTURES CONTRACTS. Except for transactions identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Identified hedging transactions would not be subject to the mark to market rules and would result in the recognition of ordinary gain or loss. Otherwise, unless transactions in Futures Contracts are classified as part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Contract. In the case of a Futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of Futures Contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Futures Contracts, which have been open for less than three months as of the end of the Investment Company's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

The Fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Investment Company's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS. The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Advisor, be equivalent to the quality standards prescribed for the Fund.


The Fund may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice.

REDUCTION IN BOND RATING. The Fund may invest in debt securities rated at least BBB or Baa. In the event that the rating for any security held by the Fund drops below the minimum acceptable rating applicable to the Fund, the Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market value of junk bonds tends to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to the Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, or to tax exempt securities issued by state governments or political subdivisions thereof.

2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

4. Make loans, except that the Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding.

6.       Change its status as a non-diversified investment company.

7. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and except that the Investment Company and the Fund may issue shares of common stock in multiple series or classes.

8. Notwithstanding any other fundamental investment restriction or policy, the Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. The Fund may not:

9. Invest in companies for the purpose of exercising control or management.

10. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

13. Purchase or retain the securities of any issuer, if those individual officers and directors of the Investment Company, its investment advisor, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

14. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

15. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

16. Acquire securities or assets for which there is no readily available market, or which are illiquid, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets.

17. Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

18. Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

19. Acquire more than 3% of the outstanding voting securities of any one investment company.

INVESTMENT COMPANY DIRECTORS AND OFFICERS


The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company which established the Fund, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. There are presently seven directors, each of whom has been elected by the shareholders of the Investment Company for an indefinite term of office. A majority of remaining directors may fill director vacancies caused by resignation, death or expansion of the Board of Directors. Any director may be removed by vote of holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.



                                                                    PRINCIPAL OCCUPATIONS
                                                                    AND BUSINESS EXPERIENCE
NAME AND ADDRESS                    AGE  POSITIONS HELD             FOR PAST FIVE YEARS
David L. Redo (1)(2)(4)             58   President, Chief Executive President and Director, Fremont
Fremont Investment                       Officer and Director       Investment Advisors, Inc.;
Advisors, Inc.                                                      Managing Director, Fremont
50 Beale St., Suite 100                                             Group, Inc.; Director, Sequoia
San Francisco, CA 94105                                             Ventures, Sit/Kim International
                                                                    Investment Associates and J.P.
                                                                    Morgan Securities Asia.

Vincent P. Kuhn, Jr.(1)(2)(4)       63   Executive Vice President,  Executive Vice President and
Fremont Investment                       Chief Compliance Officer   Director, Fremont Investment
Advisors, Inc.                           and Director               Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Albert W. Kirschbaum(1)(2)(4)       57   Senior Vice President,     Senior Vice President and
Fremont Investment                       Secretary and Director     Director, Fremont Investment
Advisors, Inc.                                                      Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Richard E. Holmes(3)                52   Director                   Vice President and Director,
P.O. Box 479                                                        BelMar Advisors, Inc.
Sanibel, FL 33957                                                   (marketing firm)

William W. Jahnke(3)                52   Director                   3/93 - Present
Jahnke & Associates                                                 Principal, Jahnke & Associates
58 Camino del Diablo                                                (Consultants)
Orinda, CA 94563
                                                                    6/83 - 3/93
                                                                    Chairman, Board of Directors,
                                                                    Vestek Systems, Inc.

Donald C. Luchessa(3)               66   Director                   Principal, DCL Advisory
DCL Advisory                                                        (marketer for investment
345 California Street, 10th Fl                                       advisors)
San Francisco, CA 94104

David L. Egan(3)                    61   Director                   President, Fairfield Capital
Fairfield Capital Associates, Inc.                                  Associates, Inc.  (an investment
44 Montgomery St., Suite 3085                                       advisor) and Fairfield Capital
San Francisco, CA 94104                                             Funding, Inc. (a broker-dealer)

                                           17









Peter F. Landini(4)                 44   Senior Vice President      Senior Vice President and
Fremont Investment                       and Treasurer              Director, Fremont Investment
Advisors, Inc.                                                      Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

William M. Feeney                   39   Vice President             Vice President, Fremont
Fremont Investment                                                  Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Marycatherine Dwyer                 32   Vice President, Asst.      10/91 - Present
Fremont Investment                       Compliance Officer         Vice President, Fremont
Advisors, Inc.                           and Asst. Secretary        Investment Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105                                             6/90 - 10/91
                                                                    Registered Representative,
                                                                    Liberty Securities

Norman Gee                          45   Vice President             Vice President, Fremont
Fremont Investment                                                  Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Alexandra W. Kinchen(4)             50   Vice President             Vice President, Fremont
Fremont Investment                                                  Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Andrew L. Pang(4)                   46   Vice President             Vice President, Fremont
Fremont Investment                                                  Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105

Robert J. Haddick(4)                36   Vice President             Vice President, Fremont
Fremont Investment                                                  Investment Advisors, Inc.
Advisors, Inc.
50 Fremont St., Suite 3600
San Francisco, CA 94105



                                           18








Ian R. Stone                        31   Vice President, Asst.      Vice President, Fremont
                                         Secretary                  Investment Advisors, Inc.
Fremont Investment                       and Asst. Treasurer
Advisors, Inc.
50 Beale St., Suite 100
San Francisco, CA 94105

Richard G. Thomas                   38   Vice President             11/91 - Present
Fremont Investment                                                  Vice President, Fremont
Advisors, Inc.                                                      Investment Advisors, Inc.
50 Fremont St., Suite 3500
San Francisco, CA 94105                                             1/88 - 11/91
                                                                    Institutional Sales, Charles
                                                                    Schwab & Co.

Chantal Gaiddon                     39   Vice President             Controller and Asst. Treasurer,
Fremont Investment                       and Controller             Fremont Investment Advisors,
Advisors, Inc.                                                      Inc.
50 Beale St., Suite 100
San Francisco, CA 94105

(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)      Member of the Executive Committee.
(3)      Member of the Audit Committee and the Contracts Committee.
(4)      Member of the Fremont Investment Committee.


During the fiscal year ended October 31, 1995, Richard E. Holmes received $3,000 and William W. Jahnke and Donald C. Luchessa each received $4,500 for serving as directors of the Investment Company.

As of January 8, 1996 the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.


         INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Fund will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration of qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

The allocation of general Investment Company expenses among the series of the Investment Company, including the Fund, is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.


The directors of the Advisor are David L. Redo, Vincent P. Kuhn,
Jr., Jon S. Higgins, Peter F. Landini and Albert W. Kirschbaum.


Under the Investment Advisory and Administration Agreement (the "Advisory Agreement"), the Advisor has agreed to reimburse the Fund if its annual ordinary expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Expenses which are not subject to this limitation are interest, taxes, the amortization of organizational expenses, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. As of March 1, 1992, the Advisor is limiting the management fee to 0.30% per annum until further notice. Once waived, fees will not be recouped in the future.


The Advisory Agreement may be renewed annually provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right to terminate it without penalty upon sixty
(60) days' written
notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended October 31, 1995, 1994 and 1993, the advisory fees (net of voluntary waivers) paid by the Fund to the Advisor were $164,416, $190,766 and $158,328, respectively.

The Advisory Agreement also provides for the payment of an administrative fee to the Advisor at the annual rate of .15% of average net assets. The Advisor is limiting the administrative fee to .005% until further notice. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid to the Advisor administrative fees (net of voluntary waivers) of $2,741, $3,173 and $2,648, respectively.


The Advisor's employees may engage in personal securities transactions. However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to personally purchase or sell a security. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their securities transactions.


PRINCIPAL UNDERWRITER. As of May 5, 1995, the Fund's principal underwriter is Funds Distributor, Inc., One Exchange Place, Tenth Floor, Boston,
Massachusetts (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $52,018 with respect to the fiscal year ended October 31, 1995.

TRANSFER AGENT. The Fund's transfer agent, MGF Service Corp., 312 Walnut Street, Cincinnati, Ohio (the "Transfer Agent"), maintains the records of each shareholder's account, answers shareholders' inquiries, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.

In addition, the Transfer Agent has been retained by the Advisor to assist in providing administrative services to the Investment Company. In this capacity, the Transfer Agent supplies non-investment related regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. The Advisor (not the Investment Company) pays the Transfer Agent a monthly fee of $6,000 for these administrative services. For the fiscal year ended October 31, 1995, the Advisor paid the Transfer Agent $72,000 for administrative services on behalf of all series of the Investment Company.


EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the accounts served by the Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Fund.

No brokerage commissions have been paid by the Fund during the last three fiscal years.

Subject to the requirement of seeking the best available prices and executions, the Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor for the benefit of the Fund and/or of other accounts served by the Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing the Fund's portfolio.

HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of the Fund, the public offering price, is based on the net asset value per share calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.


Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed ar par.

Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value pursuant to methods approved by the Board of Directors

The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S.
dollars.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be subject to a $20 charge and will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of the Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Investment Company reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Investment Company until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Investment Company, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Investment Company reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. The Investment Company may elect to redeem shares in assets other than cash but must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of
(i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. The Investment Company may suspend redemption privileges with respect to the Fund or postpone the date of payment for more than seven days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

SPECIAL TAX CONSIDERATIONS

The percentage of total dividends paid by the Fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's assets must consist of tax-exempt securities. In addition, the Fund must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Fund during the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Internal Revenue Code (the "Code") received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an Alternative Minimum Tax on individuals at a rate of 26% on AMT income up to $175,000 over the exemption amount, and 28% thereafter, and on corporations at a rate of 20%. Further, under the Code corporate shareholders must include all federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

Substantially all "investment company taxable income" earned by the Fund will be distributed to shareholders. In general, the Fund's investment company taxable income will be its taxable income (for example, its interest income on taxable securities and any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund would be taxed on any undistributed investment company taxable income. Since it is intended that any such income will be distributed, it will be taxable to shareholders as ordinary income. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

Generally, taxable dividends are taxable to shareholders at the time they are paid. However, such dividends declared in October, November, and December by a Fund and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year. Each January, stockholders will receive full information, with respect to the previous year on dividends and capital gain distributions for tax purposes, including information such as the portion taxable as ordinary income, the portion taxable as capital gains, and the amount of dividends eligible for the dividends-received deduction for corporate taxpayers.

The Fund is subject to tax in California on the same basis as under Subchapter M of the Code as described above. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Exempt Securities") or the laws of the United States, the Fund will be qualified to pay dividends exempt from California corporate or personal income tax to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of the Fund's dividends will be exempt from California corporate or personal income tax. Even if the Fund pays California exempt-interest dividends, those dividends will nevertheless be subject to franchise taxes in California.

Not later than 60 days after the close of its taxable year, the Fund will notify each of its shareholders of the portion of the dividends exempt from California corporate or personal income tax paid by the Fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest earned by the Fund during such year on California Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund) that are deemed to have been paid from such interest.

Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California municipal securities for such year in the same ratio as such interest from California Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Securities received by the Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

Long-term and/or short-term capital gain distributions do not constitute California exempt-interest dividends and will be taxable. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares is not deductible for California corporate or personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

TAXES -- MUTUAL FUNDS


STATUS AS A "REGULATED INVESTMENT COMPANY." The Fund will be treated under the Code as a separate entity, and the Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a "regulated investment company" under the Code, the Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other dispositions of securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


Even though the Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

Fund shareholders are required by the Code to report to the Internal Revenue Service all exempt-interest dividends, and all other tax-exempt interest received during tax years beginning on or after January 1, 1987.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from taxable net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Fund in the same manner whether such dividends are received as shares or in cash. While the Fund does not anticipate receiving any dividend income from U.S. corporations, to the extent that it did receive dividends that would qualify for the dividends-received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment.

NET CAPITAL GAINS. Any distributions designated as being made from the Fund's net capital gains will be taxable as long-term capital gains, regardless of the holding period of the shareholders of the Fund's shares. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of the Fund's dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.
"Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S
Corporation and its shareholders.


Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and such shares are held for six months or less, any loss on the sale or exchange of such shares will be disallowed to the extent of the amount of such exempt-interest dividend.

Any loss realized on redemption or exchange of the Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.


The foregoing is a general abbreviated summary of present federal income taxes and California franchise and income taxes on dividends and distribution by the Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian for the Investment Company's assets, and as such safekeeps the Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditors are Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Fund as of October 31, 1995 included herein are audited. Such financial statements are included herein in reliance on the opinion of Coopers & Lybrand L.L.P. given on the authority of said firm as experts in auditing and accounting.

LEGAL OPINIONS. The validity of the shares offered by the Prospectus has been passed upon by Morrison & Foerster, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Morrison & Foerster have acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in eight series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.


CERTAIN SHAREHOLDERS. As of January 8, 1996, the following shareholders are the record owners of more than 5% of the outstanding shares of common stock of the Fund:

BF Fund Limited                                      62.27%
50 Fremont Street, #3600
San Francisco, CA 94105

Willis S. & Marian B. Slusser                         6.35%
200 Deer Valley Road
San Rafael, CA 94903

Charles Schwab & Co., Inc.                            7.78%
101 Montgomery Street
San Francisco, CA 94104


OTHER INVESTMENT INFORMATION. The Fund will generally have lower price volatility than that of mutual funds which invest in longer-term California municipal bonds, and it provides immediate diversification and liquidity in thinly traded municipal bond markets. Hypothetical current yields may be used to calculate hypothetical tax-equivalent yields based on various combined marginal federal and state tax rates for given tax brackets of single and joint filers. The formula used will be as follows: tax equivalent yield = (current yield)/(1-tax rate). The State of California has one of the highest personal income tax rates in the United States.

The Advisor's investment philosophy is to apply a long-term approach to investing that balances risk and return potential.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield, tax-equivalent yield or total return) of the Fund in advertisements or in reports furnished to current or prospective shareholders.


The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                    P(1+T)n = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one, five and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, the Fund will provide lifetime annual average annual total return figures.

The average annual total return for the Fund for the one-year period ending October 31, 1995 was 12.77%, and for the three year period ending October 31, 1995 was 6.46%. The lifetime average annual total return for the Fund as of October 31, 1995 was 7.28%. The Fund will also calculate this return as of the end of each calendar quarter.


The Fund may quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                           YIELD = 2[((a-b)/cd + 1)6 - 1]

Where:            a =      dividends and interest earned during the period
                  b =      expenses accrued for the period (net of
                           reimbursements)
                  c =      the average daily number of shares outstanding
                           during the period that were entitled to receive dividends
                  d =      the maximum offering price per share on the last
                           day of the period

The Fund may also calculate a tax-equivalent yield based on a 30-day period, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated personal income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.


The Fund's 30-day yield as of October 31, 1995 was 4.35%. The Fund's tax-equivalent 30-day yield as of October 31, 1995, using a combined marginal effective federal and state personal income tax rate of 46.24%, was 8.09%.


The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that current or past yield or total return should not be considered representations of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of the Fund with the following:

         (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

         (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

         (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

         (4) Lipper California Short-Term Municipal Funds Average, which is an average of municipal mutual funds concentrating their investments in securities which are exempt from California state income taxes. This average is compiled from the Lipper Short-Term Municipal Bond Funds average which restricts inclusion to those funds with an average weighted maturity of no more than 90 days. Most funds restrict their longest maturity to thirteen months.

         (5) Lipper Intermediate Municipal Average, which is an average of municipal mutual funds which restricts their holdings to bonds with maturities between 3 and 10 years.

         (6) Lehman Brothers Municipal Bond Index, which is a widely used index composed of investment quality state and municipal fixed income securities.

         (7) Lehman Brothers Five Year State General Obligation Index, which is a composite measure of total return performance of five year state general obligation bonds. It is a component of the Lehman Brothers Municipal Bond Index.

         (8) Lipper Municipal/California Intermediate Bond Index compiled by Lipper Analytical Services, which is an average of bond funds which are exempt from California state income taxes.

         (9) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

         (10) 90-day U.S. Treasury Bills Index which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

         (11) Donoghue First Tier Money Fund Average which is an average of the 30-day yield of approximately 250 major domestic money market funds.

         (12) Donoghue Tax-Exempt California Money Fund Average, which is an average of municipal money market funds which concentrate their investments in securities which are exempt from California state income taxes.

Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan, Stanley; Bear Stearns & Co., Inc.; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, and BARRON'S may also be used.

                                        APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. employs the designations
"Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

Issues rated Prime-2 "have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Issuers rated Prime-3 "have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. "A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety."

A-1 -- "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

A-2 -- "Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

A-3 -- "Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation."

B -- "Issues rated B are regarded as having only an adequate capacity for timely repayment. However, such capacity may be damaged by changing conditions of short-term adversities."

C -- "This rating is assigned to short-term debt obligations with a doubtful capacity for repayment."

D -- "This rating indicates that the issue is either in default or is expected to be in default upon maturity."

DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

AAA -- Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

AA -- High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

BAA -- Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

BA -- "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

B -- "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

CAA -- "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest."

CA -- "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

C -- "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S RATINGS GROUP'S rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA -- Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA -- High grade. "Very strong capacity to pay interest and repay principal."

A -- "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB -- "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

BB, B, CCC, CC -- "Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

C -- "This rating is reserved for income bonds on which no interest is being paid."

D -- "Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears."

DESCRIPTION OF RATINGS OF NOTES

MOODY'S INVESTORS SERVICE, INC. ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG1/VMIG1 -- Notes bearing this description are of the best quality enjoying strong protection from established cash flow of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG2/VMIG2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG3/VMIG3 -- Notes bearing this designation are of favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

STANDARD & POOR'S RATINGS GROUP'S ratings for state and municipal notes are graded into three categories:

SP-1 -- Notes bearing this designation have a very strong or strong capacity to pay principal and interest.

SP-2 -- Notes bearing this designation have a satisfactory capacity to pay principal and interest.

SP-3 -- Notes bearing this designation have a speculative capacity to pay principal and interest.

Fremont

Mutual
Funds
Annual Report
October 31, 1995
LOGO:Fremont Funds
A message from David L. Redo - President and CEO of
Fremont Investment Advisors, Inc.

Dear Fellow Shareholder:

     We are pleased to send you this report discussing our eight Fremont Mutual Funds for the one year period ended October 31, 1995.

     The Fremont Funds had an excellent year. Some of the highlights include:

     * The Fremont U.S. Micro-Cap Fund produced a total return of 38.68% during the period, beating the Russell 2000 Index by 20.36%.

     * The Fremont Global Fund, with a 12.78% return for the year, outperformed the average mutual fund in the Lipper Global Flexible investment category by 3.5%.

     * The Fremont Growth Fund outperformed the S&P 500 by nearly 2%. It also beat the average growth stock fund by nearly 6% for the year.

     * The Fremont Money Market Fund remained in the top five percent of all taxable Money Market Mutual Funds in the country this year.

     Assets under management are steadily growing. On September 13, the Fremont Funds passed the $1 billion mark. I would like to thank each and every investor who helped us reach this milestone.

     Please review the discussion of each of our funds on the following pages. If you have any questions about the information presented, please call us at 1-800-548-4539 (press 1). We look forward to continuing to serve your investment needs, and wish you and your family a very prosperous 1996.

Sincerely,

/s/ David L. Redo

David L. Redo
President and CEO

Table of Contents

Global Fund........................................... 5
International Growth Fund............................. 8
International Small Cap Fund......................... 10
U.S. Micro-Cap Fund.................................. 12
Growth Fund.......................................... 14
Bond Fund............................................ 15
Money Market Fund.................................... 16
California Intermediate Tax-Free Fund................ 17
Report of Independent Accountants.................... 18

Statements of Investments
Global Fund.......................................... 19
International Growth Fund............................ 24
International Small Cap Fund......................... 26
U.S. Micro-Cap Fund.................................. 29
Growth Fund.......................................... 30
Bond Fund............................................ 32
Money Market Fund.................................... 34
California Intermediate Tax-Free Fund................ 35

Combined Financial Statements
Statements of Assets and Liabilities................. 38
Statements of Operations............................. 40
Statements of Changes in Net Assets.................. 42

 Financial Highlights................................ 46

Notes To Financial Statements........................ 51

Questions& ANSWERS
The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn

Q: How did the Fremont Global Fund perform for the fiscal year ended October 31, 1995?
A:The Fremont Global Fund produced a total return of 12.78% for fiscal 1995, on the strength of dramatic U.S. stock and bond performance during the second half of the fiscal year.

Q: How does this performance compare to other global flexible funds?
A:The Fund's performance was excellent within its peer group. The average return for the funds making up the Lipper Global Flexible category was 9.27% for the same period -- 3.51% below the Fremont Global Fund. This difference can be attributed to smart asset allocation decisions and security selections made by the Fund over the course of the year.

Q: What worked well for the Fund during this period?
A:The Global Fund was fully invested in global stocks and bonds for most of the fiscal year while cash reserves were at a minimum. This strategy proved very effective, since U.S. stocks and bonds were particularly strong. Q: What strategies were less successful? A:The Fremont Global Fund maintained a slight overweighting in international stocks during fiscal 1995. Although international stocks as a group increased in value, they did not perform as well as U.S. stocks. We also favored Southeast Asian stocks, based on expectations that good earnings growth in this region, combined with lower U.S. interest rates, would boost these stock markets. To date, this has not occurred, although we remain confident that this strategy will pay off in the months ahead.

Questions & ANSWERS
The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn
Fremont Global Fund (cont'd.)

Q: What impact did economic developments have upon the Fund this year?
A: The "soft landing" of the U.S. economy during 1995 contributed significantly to the Fund's results. The rapid economic growth in 1994 created inflation concerns, driving interest rates upward and pushing the prices of financial assets downward. In early 1995, however, the U.S. economy decelerated to a slow, sustainable pace, quieting fears of higher inflation. Interest rates in most countries fell, while corporate profits continued to expand. The resulting economic environment has proven very positive for financial assets.

Q: What is the Fund's latest asset mix?

A: The Fund's asset mix as of October 31, 1995 is shown in the table on the right. The Fund remains fully invested, with roughly 70% in global stocks and an underweighting in global bonds. This asset allocation strategy reflects our expectation that the global economic environment in the period ahead will be rewarding.

Fremont Global Fund Asset Mix
               Asset Mix      Asset Mix   "Neutral"    Long-Term
Asset Class    10/31/95        4/30/95       Mix    Asset Mix Ranges

Stocks
 U.S.             35%            27%        32.5%
 Foreign          35%            32%        32.5%
Total Stocks      70%            59%        65%        40% - 75%

Bonds
 U.S.             10%            20%        13%
 Foreign          15%            11%        17%
Total Bonds       25%            31%        30%        12% - 55%
--------------------------------------------------------------------------------
Cash Reserves      5%            10%         5%        2% - 48%
--------------------------------------------------------------------------------
TOTAL            100%           100%       100%

               Geographic Diversification as of October 31, 1995
MAP
United States/Canada 53.3%
Emerging Markets: Latin America 2.3%
United Kingdom 2.5%
 Continental Europe 21.4%
Hong Kong/Singapore/Malaysia 6.0%
Australia/New Zealand 1.7%
Japan 5.1%
Other Emerging Markets: Including Thailand, Indonesia, The Philippines, South Korea and Others 7.7%

Questions & ANSWERS
The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn
Fremont Global Fund (cont'd.)

Q: What is your current outlook for the Fund?
A: We anticipate slow economic growth, stable inflation, declining interest rates, and steady corporate earnings in the coming months -- all of which should have a positive impact on global financial assets. We believe that stocks in Southeast Asia and some European markets show the most potential over the next several months. Southeast Asian markets should eventually respond to lower U.S. interest rates and rising corporate earnings. In Europe, corporate earnings should be quite solid and interest rates could continue to decline. In addition, a degree of pessimism pervades all of these markets, a factor that indicates that some very good values exist.

      Sincerely,

      The Fremont Asset Allocation Committee
      Dave Redo   Vince Kuhn
      Pete Landini         Bob Haddick

APPENDIX

A representation of the graphic material contained in Fremont Mutual Funds, Inc.'s October 31, 1995 Annual Report is set forth below.

1. FREMONT GLOBAL FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, November 18, 1988.

                                                                                   Lehman Bros. Intermediate
                       Fremont Global Fund               S&P 500 Index             Govt./Corp. Bond Index )
                       Qtrly                         Qtrly                         Qtrly
                       Return        Balance         Return        Balance         Return       Balance

18-Nov-88                            $10,000                       $10,000                      $10,000
30-Nov-88              0.40%         $10,040         2.81%         $10,281         -0.34%       $9,966
31-Dec-88              0.83%         $10,123         1.81%         $10,467         0.09%        $9,975
31-Jan-89              2.88%         $10,415         7.22%         $11,223         1.05%        $10,080
28-Feb-89              -0.87%        $10,325         -2.48%        $10,944         -0.42%       $10,037
31-Mar-89              1.75%         $10,506         2.34%         $11,201         0.43%        $10,081
30-Apr-89              1.63%         $10,677         5.15%         $11,777         2.00%        $10,282
31-May-89              1.41%         $10,828         4.05%         $12,254         1.98%        $10,486
30-Jun-89              0.46%         $10,878         -0.55%        $12,187         2.52%        $10,750
31-Jul-89              4.72%         $11,391         8.98%         $13,281         2.05%        $10,970
31-Aug-89              1.06%         $11,512         1.93%         $13,538         -1.29%       $10,829
30-Sep-89              -0.44%        $11,462         -0.39%        $13,485         0.47%        $10,880
31-Oct-89              -0.79%        $11,371         -2.36%        $13,167         2.12%        $11,110
30-Nov-89              1.30%         $11,519         2.07%         $13,439         0.95%        $11,216
31-Dec-89              1.88%         $11,735         2.37%         $13,758         0.28%        $11,247
31-Jan-90              -3.09%        $11,373         -6.71%        $12,835         -0.64%       $11,175
28-Feb-90              -0.37%        $11,331         1.29%         $13,000         0.37%        $11,217
31-Mar-90              0.38%         $11,373         2.62%         $13,341         0.13%        $11,231
30-Apr-90              -1.50%        $11,203         -2.48%        $13,010         -0.35%       $11,192
31-May-90              5.42%         $11,810         9.75%         $14,278         2.20%        $11,438
30-Jun-90              0.27%         $11,842         -0.69%        $14,180         1.34%        $11,591
31-Jul-90              0.72%         $11,927         -0.32%        $14,134         1.39%        $11,753
31-Aug-90              -4.91%        $11,341         -9.04%        $12,857         -0.41%       $11,704
30-Sep-90              -4.13%        $10,873         -4.92%        $12,224         0.77%        $11,795
31-Oct-90              1.82%         $11,070         -0.37%        $12,179         1.16%        $11,931
30-Nov-90              2.52%         $11,349         6.43%         $12,961         1.52%        $12,112
31-Dec-90              1.57%         $11,527         2.75%         $13,318         1.37%        $12,278
31-Jan-91              2.34%         $11,797         4.42%         $13,907         1.02%        $12,403
28-Feb-91              4.00%         $12,270         7.16%         $14,902         0.80%        $12,501
31-Mar-91              0.37%         $12,315         2.37%         $15,255         0.68%        $12,586
30-Apr-91              0.46%         $12,371         0.28%         $15,297         1.09%        $12,724
31-May-91              1.91%         $12,607         4.30%         $15,955         0.61%        $12,802
30-Jun-91              -2.77%        $12,258         -4.56%        $15,228         0.07%        $12,811
31-Jul-91              2.75%         $12,596         4.68%         $15,940         1.12%        $12,954
31-Aug-91              1.70%         $12,810         2.35%         $16,315         1.91%        $13,202
30-Sep-91              0.79%         $12,911         -1.65%        $16,046         1.72%        $13,429
31-Oct-91              1.50%         $13,105         1.33%         $16,259         1.14%        $13,582
30-Nov-91              -1.78%        $12,872         -4.03%        $15,604         1.15%        $13,738
31-Dec-91              6.24%         $13,676         11.42%        $17,386         2.44%        $14,073
31-Jan-92              -0.59%        $13,595         -1.85%        $17,064         -0.91%       $13,946
29-Feb-92              1.12%         $13,747         1.28%         $17,282         0.39%        $14,001
31-Mar-92              -2.04%        $13,466         -1.95%        $16,945         -0.39%       $13,946
30-Apr-92              0.26%         $13,501         2.92%         $17,440         0.88%        $14,068
31-May-92              2.01%         $13,773         0.53%         $17,533         1.55%        $14,286
30-Jun-92              -0.86%        $13,655         -1.46%        $17,277         1.48%        $14,498
31-Jul-92              1.13%         $13,808         4.04%         $17,975         1.99%        $14,786
31-Aug-92              0.26%         $13,844         -2.02%        $17,612         1.00%        $14,934
30-Sep-92              0.86%         $13,964         1.15%         $17,815         1.36%        $15,138
31-Oct-92              0.51%         $14,035         0.36%         $17,879         -1.30%       $14,941
30-Nov-92              1.30%         $14,218         3.37%         $18,482         -0.38%       $14,884
31-Dec-92              1.20%         $14,389         1.30%         $18,722         1.34%        $15,083
31-Jan-93              0.43%         $14,450         0.73%         $18,858         1.94%        $15,375
28-Feb-93              1.10%         $14,609         1.36%         $19,115         1.58%        $15,618
31-Mar-93              2.10%         $14,916         2.15%         $19,527         0.40%        $15,681
30-Apr-93              0.16%         $14,940         -2.45%        $19,049         0.80%        $15,806
31-May-93              0.99%         $15,089         2.67%         $19,558         -0.22%       $15,771
30-Jun-93              0.82%         $15,212         0.33%         $19,623         1.57%        $16,019
31-Jul-93              1.38%         $15,423         -0.49%        $19,526         0.24%        $16,058
31-Aug-93              3.07%         $15,896         3.78%         $20,263         1.59%        $16,313
30-Sep-93              1.25%         $16,095         -0.74%        $20,114         0.41%        $16,381
31-Oct-93              2.47%         $16,493         2.05%         $20,527         0.27%        $16,425
30-Nov-93              -0.99%        $16,330         -0.90%        $20,342         -0.56%       $16,333
31-Dec-93              5.38%         $17,209         1.23%         $20,592         0.46%        $16,408
31-Jan-94              1.32%         $17,436         3.36%         $21,284         1.11%        $16,590
28-Feb-94              -2.83%        $16,944         -2.71%        $20,707         -1.48%       $16,344
31-Mar-94              -4.10%        $16,249         -4.34%        $19,808         -1.65%       $16,075
30-Apr-94              0.39%         $16,312         1.29%         $20,064         -0.68%       $15,965
31-May-94              0.39%         $16,375         1.63%         $20,392         0.07%        $15,976
30-Jun-94              -1.08%        $16,198         -2.47%        $19,887         0.01%        $15,978
31-Jul-94              1.95%         $16,514         3.31%         $20,545         1.44%        $16,208
31-Aug-94              2.83%         $16,982         4.07%         $21,381         0.31%        $16,259
30-Sep-94              -2.16%        $16,615         -2.42%        $20,864         -0.92%       $16,109
31-Oct-94              0.99%         $16,780         2.30%         $21,344         -0.01%       $16,108
30-Nov-94              -1.98%        $16,447         -3.67%        $20,560         -0.45%       $16,035
31-Dec-94              0.26%         $16,491         1.47%         $20,862         0.35%        $16,091
31-Jan-95              -1.09%        $16,310         2.59%         $21,403         1.68%        $16,362
28-Feb-95              1.26%         $16,516         3.87%         $22,231         2.07%        $16,700
31-Mar-95              2.19%         $16,877         2.96%         $22,889         0.57%        $16,795
30-Apr-95              2.14%         $17,238         2.95%         $23,564         1.24%        $17,004
31-May-95              3.56%         $17,851         3.96%         $24,498         3.02%        $17,517
30-Jun-95              1.17%         $18,060         2.35%         $25,073         0.67%        $17,635
31-Jul-95              3.03%         $18,608         3.33%         $25,908         0.01%        $17,636
31-Aug-95              -0.21%        $18,568         0.23%         $25,968         0.91%        $17,797
30-Sep-95              1.56%         $18,858         4.17%         $27,051         0.72%        $17,925
31-Oct-95              0.35%         $18,924         -0.28%        $26,975         1.11%        $18,124

                                                                                       Salomon Non-U.S.
                                                                                   Govt. Bond Index
                       Fremont Global Fund                    EAFE Index            (Currency Hedged)
                       Qtrly                         Qtrly                         Qtrly
                       Return        Balance         Return        Balance         Return       Balance
18-Nov-88                            $10,000                       $10,000                      $10,000
30-Nov-88              0.40%         $10,040         1.61%         $10,161         0.11%        $10,011
31-Dec-88              0.83%         $10,123         0.56%         $10,218         0.80%        $10,091
31-Jan-89              2.88%         $10,415         1.76%         $10,398         0.56%        $10,148
28-Feb-89              -0.87%        $10,325         0.51%         $10,451         -0.84%       $10,062
31-Mar-89              1.75%         $10,506         -1.96%        $10,246         0.69%        $10,132
30-Apr-89              1.63%         $10,677         0.93%         $10,341         0.97%        $10,230
31-May-89              1.41%         $10,828         -5.44%        $9,779          0.05%        $10,235
30-Jun-89              0.46%         $10,878         -1.68%        $9,614          0.87%        $10,324
31-Jul-89              4.72%         $11,391         12.56%        $10,822         2.18%        $10,549
31-Aug-89              1.06%         $11,512         -4.50%        $10,335         0.09%        $10,559
30-Sep-89              -0.44%        $11,462         4.56%         $10,806         -0.53%       $10,503
31-Oct-89              -0.79%        $11,371         -4.02%        $10,371         -0.06%       $10,497
30-Nov-89              1.30%         $11,519         5.03%         $10,893         -0.23%       $10,472
31-Dec-89              1.88%         $11,735         3.69%         $11,295         0.33%        $10,507
31-Jan-90              -3.09%        $11,373         -3.73%        $10,874         -1.98%       $10,299
28-Feb-90              -0.37%        $11,331         -6.97%        $10,116         -1.49%       $10,145
31-Mar-90              0.38%         $11,373         -10.42%       $9,062          -0.05%       $10,140
30-Apr-90              -1.50%        $11,203         -0.79%        $8,990          -0.08%       $10,132
31-May-90              5.42%         $11,810         11.41%        $10,016         2.48%        $10,384
30-Jun-90              0.27%         $11,842         -0.88%        $9,928          0.52%        $10,438
31-Jul-90              0.72%         $11,927         1.41%         $10,068         0.39%        $10,478
31-Aug-90              -4.91%        $11,341         -9.71%        $9,090          -1.35%       $10,337
30-Sep-90              -4.13%        $10,873         -13.94%       $7,823          -0.56%       $10,279
31-Oct-90              1.82%         $11,070         15.59%        $9,042          2.87%        $10,574
30-Nov-90              2.52%         $11,349         -5.90%        $8,509          1.64%        $10,747
31-Dec-90              1.57%         $11,527         1.62%         $8,647          1.00%        $10,855
31-Jan-91              2.34%         $11,797         3.23%         $8,926          1.90%        $11,061
28-Feb-91              4.00%         $12,270         10.72%        $9,883          1.47%        $11,224
31-Mar-91              0.37%         $12,315         -6.00%        $9,290          0.05%        $11,229
30-Apr-91              0.46%         $12,371         0.98%         $9,381          0.49%        $11,284
31-May-91              1.91%         $12,607         1.04%         $9,479          0.59%        $11,351
30-Jun-91              -2.77%        $12,258         -7.35%        $8,782          -0.54%       $11,290
31-Jul-91              2.75%         $12,596         4.91%         $9,213          0.91%        $11,392
31-Aug-91              1.70%         $12,810         -2.03%        $9,026          1.29%        $11,539
30-Sep-91              0.79%         $12,911         5.64%         $9,535          1.63%        $11,727
31-Oct-91              1.50%         $13,105         1.42%         $9,671          0.71%        $11,811
30-Nov-91              -1.78%        $12,872         -4.67%        $9,219          0.32%        $11,848
31-Dec-91              6.24%         $13,676         5.16%         $9,695          1.78%        $12,059
31-Jan-92              -0.59%        $13,595         -2.14%        $9,488          0.84%        $12,161
29-Feb-92              1.12%         $13,747         -3.58%        $9,148          0.33%        $12,201
31-Mar-92              -2.04%        $13,466         -6.60%        $8,544          -0.57%       $12,131
30-Apr-92              0.26%         $13,501         0.48%         $8,585          0.31%        $12,169
31-May-92              2.01%         $13,773         6.69%         $9,160          1.08%        $12,300
30-Jun-92              -0.86%        $13,655         -4.74%        $8,726          0.41%        $12,351
31-Jul-92              1.13%         $13,808         -2.56%        $8,502          0.70%        $12,437
31-Aug-92              0.26%         $13,844         6.27%         $9,035          0.32%        $12,477
30-Sep-92              0.86%         $13,964         -1.98%        $8,856          1.64%        $12,682
31-Oct-92              0.51%         $14,035         -5.25%        $8,392          1.71%        $12,898
30-Nov-92              1.30%         $14,218         0.94%         $8,471          0.04%        $12,904
31-Dec-92              1.20%         $14,389         0.52%         $8,515          0.95%        $13,026
31-Jan-93              0.43%         $14,450         -0.01%        $8,514          1.05%        $13,163
28-Feb-93              1.10%         $14,609         3.02%         $8,771          1.83%        $13,405
31-Mar-93              2.10%         $14,916         8.72%         $9,536          -0.28%       $13,367
30-Apr-93              0.16%         $14,940         9.49%         $10,441         -0.05%       $13,360
31-May-93              0.99%         $15,089         2.11%         $10,662         0.48%        $13,425
30-Jun-93              0.82%         $15,212         -1.56%        $10,495         1.86%        $13,675
31-Jul-93              1.38%         $15,423         3.50%         $10,863         1.12%        $13,829
31-Aug-93              3.07%         $15,896         5.40%         $11,449         1.97%        $14,101
30-Sep-93              1.25%         $16,095         -2.25%        $11,192         0.67%        $14,195
31-Oct-93              2.47%         $16,493         3.08%         $11,536         1.30%        $14,380
30-Nov-93              -0.99%        $16,330         -8.74%        $10,528         0.84%        $14,500
31-Dec-93              5.38%         $17,209         7.22%         $11,288         1.88%        $14,774
31-Jan-94              1.32%         $17,436         8.45%         $12,242         -0.77%       $14,660
28-Feb-94              -2.83%        $16,944         -0.28%        $12,208         -1.96%       $14,372
31-Mar-94              -4.10%        $16,249         -4.31%        $11,683         -0.62%       $14,283
30-Apr-94              0.39%         $16,312         4.24%         $12,178         -0.55%       $14,204
31-May-94              0.39%         $16,375         -0.57%        $12,108         -0.77%       $14,094
30-Jun-94              -1.08%        $16,198         1.41%         $12,279         -1.09%       $13,940
31-Jul-94              1.95%         $16,514         0.96%         $12,397         0.69%        $14,036
31-Aug-94              2.83%         $16,982         2.37%         $12,691         -0.95%       $13,902
30-Sep-94              -2.16%        $16,615         -3.15%        $12,291         0.30%        $13,944
31-Oct-94              0.99%         $16,780         3.33%         $12,700         0.34%        $13,991
30-Nov-94              -1.98%        $16,447         -4.81%        $12,089         1.30%        $14,173
31-Dec-94              0.26%         $16,491         0.63%         $12,166         0.04%        $14,179
31-Jan-95              -1.09%        $16,310         -3.84%        $11,699         1.06%        $14,329
28-Feb-95              1.26%         $16,516         -0.29%        $11,665         1.27%        $14,511
31-Mar-95              2.19%         $16,877         6.24%         $12,392         2.21%        $14,832
30-Apr-95              2.14%         $17,238         3.76%         $12,858         1.60%        $15,069
31-May-95              3.56%         $17,851         -1.19%        $12,705         3.20%        $15,551
30-Jun-95              1.17%         $18,060         -1.75%        $12,483         -0.15%       $15,528
31-Jul-95              3.03%         $18,608         6.23%         $13,261         1.19%        $15,713
31-Aug-95              -0.21%        $18,568         -3.81%        $12,756         0.71%        $15,824
30-Sep-95              1.56%         $18,858         1.95%         $13,004         1.64%        $16,084
31-Oct-95              0.35%         $18,924         -2.69%        $12,654         1.04%        $16,251

Average Annual Returns for Periods Ended 10/31/95
1 Year                               12.78%
2 Years                              7.12%
3 Years                              10.48%
4 Years                              9.62%
5 Years                              11.32%
Since Inception (11/18/88)           9.61%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index, or the Lehman Bros. Intermediate Government/Corporate Index.

Questions & ANSWERS
Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.
Fremont International Growth Fund

Q: How did the Fremont International Growth Fund perform for the fiscal year ended October 31, 1995?

A:    In a difficult year for international markets, the Fremont International
Growth Fund produced a total return of 0.13% for the period ended
October 31, 1995. This performance compares favorably both with the performance of other international funds and that of the Europe, Australia, & Far East (EAFE) Index.

      During the same period, the average total return for the funds comprising the Lipper International category was -1.09%, while the EAFE Index of international stocks returned -0.36%.

Q: What worked well during this period?

A:    A number of profitable stock selections helped the Fund's performance.
Roche Holdings AG of Switzerland did very well during the past twelve months, posting a total return of 65%, and Autoliv AB of Sweden was up
64%. Not far behind was Finland's Nokia AB, with a total return of 55% for the year ended October 31, 1995. In addition, we reduced the Fund's cash position by roughly 6% in early April, allowing the Fund to participate fully in the recoveries of many international stock markets.

Q: What was less successful?

A: The Fund's exposure to the developing markets in Latin America and Asia added little to performance this past year. Southeast Asian markets rallied sharply in the spring, only to slip back in the summer and fall.

Our current overweighting in emerging markets is one of the key strategies used in managing the International Growth Fund. Although the portfolio will go through cyclical phases as a result of its high emerging market content, we believe that these markets will produce superior growth that will drive stock prices much higher in the years ahead.

Q: What is your current strategy?

A:    Our current allocations by region include 21% in Japan, 36% in other
Asian markets, 35% in Europe, 3% in Latin America and 5% in cash.
Compared to the EAFE Index, which does not include the emerging markets, we are continuing to underweight the Japanese and European markets and overweight the emerging markets of Southeast Asia. We are especially enthusiastic about the potential for the Southeast Asian markets where we are forecasting a long-term growth rate of 6 to 7% -- well beyond the 2 to 3% expected growth rate for the major industrialized countries.


2. FREMONT INTERNATIONAL GROWTH FUND - Growth of $10,000* * Assumes initial investment of $10,000 on inception date, March 1, 1994.

                                      Fremont International
                                             Growth Fund                                   EAFE Index
                              Qtrly                                          Qtrly
                              Return            Balance                     Return                   Balance
01-Mar-94                                       $10,000                                              $10,000
31-Mar-94                     -3.66%             $9,634                      -4.31%                   $9,569
30-Apr-94                     0.33%              $9,666                      4.24%                    $9,975
31-May-94                     0.11%              $9,767                      -0.57%                   $9,918
30-Jun-94                     -1.94%             $9,488                      1.41%                   $10,058
31-Jul-94                     2.42%              $9,718                      0.96%                   $10,155
31-Aug-94                     4.73%             $10,178                      2.37%                   $10,395
30-Sep-94                     -1.44%            $10,031                      -3.15%                  $10,068
31-Oct-94                     1.98%             $10,230                      3.33%                   $10,403
30-Nov-94                     -4.80%             $9,739                      -4.81%                   $9,903
31-Dec-94                     -0.51%             $9,689                      0.63%                    $9,965
31-Jan-95                     -6.90%             $9,020                      -3.84%                   $9,582
28-Feb-95                     1.97%              $9,198                      -0.29%                   $9,555
31-Mar-95                     2.05%              $9,386                      6.24%                   $10,151
30-Apr-95                     3.34%              $9,699                      3.76%                   $10,533
31-May-95                     2.59%              $9,950                      -1.19%                  $10,407
30-Jun-95                     2.10%             $10,159                      -1.75%                  $10,225
31-Jul-95                     5.66%             $10,734                      6.23%                   $10,862
31-Aug-95                     -2.43%            $10,473                      -3.81%                  $10,448
30-Sep-95                     0.70%             $10,546                      1.95%                   $10,652
31-Oct-95                     -2.87%            $10,243                      -2.69%                  $10,366

Average Annual Returns for Periods Ended 10/31/95
1 Year                                               0.13%
Since Inception (3/1/94)                             1.45%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

Questions & ANSWERS
Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.
Fremont International Growth Fund (cont'd.)



Q: What is your current outlook for the Fund?

A:    In 1995, interest rates in most countries fell and corporate profits continued to expand. Slow, non-inflationary growth in the global economy continues to be a positive market force. As we enter fiscal 1996, we anticipate a more favorable environment for international financial assets, and continue to believe that the greatest potential will be found in Southeast Asian stocks, as well as in some European markets.

While they have been slow to respond to declining U.S. interest rates and rising international corporate earnings, the markets of Southeast Asia should eventually react positively. In Europe, solid corporate earnings and declining interest rates should continue. Finally, we plan to invest in a number of well-priced stocks as many investors remain on the sidelines waiting for the markets to rebound.

Sincerely,

Andrew L. Pang
Portfolio Manager
NOTE:
On September 1, 1995, Fremont Investment Advisors replaced Sit/Kim International Investment Associates, Inc. as the advisor for the Fremont International Growth Fund.
The Fremont International Growth Fund's
Geographic
Diversification as of October 31, 1995
MAP
United States 5.1% (cash)
Emerging Markets: Latin America 3.4%
United Kingdom 5.0%
Continental Europe 29.7%
Hong Kong/Singapore/Malaysia 14.2%
Australia/New Zealand 3.4%
Japan 21.4%
Other Emerging Markets: Including Thailand, The Philippines, Indonesia, Taiwan and Others 17.8%

Questions & ANSWERS
Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.
Fremont International Small Cap Fund

Q: How did the Fremont International Small Cap Fund perform for the fiscal year ended October 31, 1995?

A:    The Fremont International Small Cap Fund produced a total return of
-7.96% for the fiscal year. During the same twelve months, the Salomon Brothers Extended Market Index of the Europe and Pacific countries (EMI) recorded a return of -4.70%. The average for funds comprising the Lipper International Small Company category was -2.75%.

Q: What worked well for the Fund during this period?

A:    The Fund's Japanese investments were limited during the entire period, which protected investors from the effects of a volatile year. At the same time, the vast depth and breadth of the Japanese market made it possible to buy a number of stocks that performed extremely well. Stock selection also contributed positively to portfolio performance in the U.K., as this market reached all-time highs and smaller, value-oriented stocks did well. A relatively strong presence in the Australia and New Zealand markets, as well as the emerging markets of Turkey, Greece and Thailand, also contributed to returns.

Q: What strategies were less successful?

A:    The weak dollar and Mexican economic crisis shook investor confidence and resulted in volatile international markets during the first half of the fiscal year. This hurt the returns of smaller, value-oriented stocks as investors moved towards larger, growth-oriented stocks. Extremely small "micro-cap" foreign stocks, like many of those held by the Fund, proved particularly vulnerable. While this trend reversed itself in the third quarter, it nevertheless had a substantial negative impact on the Fund's performance.

In terms of specific portfolio selections, the Fund's relatively strong presence in France had a mixed effect, adding value in the first half but detracting from returns later on. Our comparatively light participation in the German market had a negative effect during the first three quarters, but has recently begun to pay off. In addition, some emerging markets investments dampened performance, particularly during the first half of the year.

3. FREMONT INTERNATIONAL SMALL CAP FUND - Growth of $10,000* * Assumes initial investment of $10,000 on inception date, June 30, 1994.

                                     Fremont International                         Salomon Brothers
                                         Small Cap Fund                                   EMI Index
                             Qtrly                                       Qtrly
                             Return               Balance                Return                 Balance
30-Jun-94                                         $10,000                                       $10,000
31-Jul-94                    1.30%                $10,130                1.14%                  $10,114
31-Aug-94                    2.37%                $10,370                1.06%                  $10,221
30-Sep-94                    -4.34%               $9,920                 -2.86%                 $9,929
31-Oct-94                    -0.60%               $9,860                 1.81%                  $10,109
30-Nov-94                    -5.58%               $9,310                 -6.24%                 $9,478
31-Dec-94                    -3.11%               $9,020                 1.34%                  $9,605
31-Jan-95                    -5.32%               $8,540                 -3.25%                 $9,293
28-Feb-95                    -0.94%               $8,460                 -1.46%                 $9,157
31-Mar-95                    2.25%                $8,650                 4.25%                  $9,546
30-Apr-95                    3.47%                $8,950                 3.00%                  $9,833
31-May-95                    2.57%                $9,180                 -1.75%                 $9,660
30-Jun-95                    -0.98%               $9,090                 -1.23%                 $9,542
31-Jul-95                    5.61%                $9,600                 5.83%                  $10,098
31-Aug-95                    -2.19%               $9,390                 -2.53%                 $9,842
30-Sep-95                    0.43%                $9,430                 0.78%                  $9,919
31-Oct-95                    -3.76%               $9,075                 -2.88%                 $9,634

Average Annual Returns for Periods Ended 10/31/95
1 Year                                    -7.96%
Since Inception (6/30/94)                 -7.01%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.

Questions & ANSWERS
Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.
Fremont International Small Cap Fund (cont'd.)


Q: What changes were made to the country allocations during the year?

A: During the first six months, the most significant changes to the portfolio involved an increased allocation to emerging markets, which started at roughly 7% of the portfolio and grew to 28%. In the developed markets, we reduced our emphasis on Japan during the first half of the year, but recently increased it again. Allocations in France and Germany remained fairly steady throughout the year.

Q: What is the Fund's current strategy?

A: While small cap stocks have recently underperformed larger stocks, this trend may be reversing. Over the long term, smaller cap stocks have significantly outperformed other sectors, and we believe they will do so in the future. Based on this belief, the portfolio continues to emphasize smaller micro-cap stocks, and companies that tend to be either cyclical or sensitive to economic changes.

         The portfolio currently emphasizes a range of attractive developed markets, such as France, Canada, Hong Kong, the Netherlands and Australia, as well as relatively liquid markets in expanding economies, such as those of Brazil, Thailand, and Greece.

      Overall, it is our view that a value-oriented small cap approach will prosper in the coming months. More importantly, we believe the Fund's investment process, which combines a fundamental value approach with earnings growth trends and other important data, will be successful in identifying high-performance small cap companies for the Fund's portfolio.

      Sincerely,

      Dr. Gary L. Bergstrom
      Portfolio Manager
ABOUT THE SUB-ADVISOR:
Acadian Asset Management Inc. manages over $2 billion in international small cap portfolios.

                  The Fremont International Small Cap Fund's
               Geographic Diversification as of October 31, 1995
MAP
United States/Canada 3.6%
Emerging Markets: Latin America 11.0%
United Kingdom 5.7%
Continental Europe 28.2%
Hong Kong/Singapore/Malaysia 12.3%
Australia/New Zealand 7.9%
Japan 14.6%
Other Emerging Markets: Including Greece, Thailand, South Africa,
Czech Republic, Turkey and Others 16.7%

Questions & ANSWERS
Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.
Fremont U.S. Micro-Cap Fund

Q: How did the Fremont U.S. Micro-Cap Fund perform for the fiscal year ended October 31, 1995?

A: For the year, the U.S. Micro-Cap Fund posted an impressive return of 38.68%, outperforming the Russell 2000 Index by more than a two-to-one margin. The Russell 2000 Index, a widely-used gauge of small company performance, rose a much lower 18.32% over the same period.

Q: Why did the fund perform so well?

A:    The overall investment environment for stocks was very favorable throughout fiscal 1995. A combination of relatively low inflation, declining interest rates and strong growth in corporate earnings produced excellent stock market performance. In general, however, larger company stocks tended to outperform smaller companies, as evidenced by the 26.39% increase in the S&P 500 Index. The fact that the performance of the U.S. Micro-Cap Fund outpaced even this figure indicates that superior stock selection was at the heart of the Fund's success.

Q: How does the Fund's performance compare with that of other micro-cap funds?

A:    The Fund's strategy of searching out successful micro-cap companies that have the potential to develop into tomorrow's small cap, medium cap and, in some cases, large cap companies proved extremely successful during the fiscal year. Reliance on this strategy allowed the Fund to outperform most other micro-cap funds.

Q: What strategies worked well for the Fund?

A:    Investments in early-stage emerging growth companies had a dramatic impact on the Fund's overall success. This was especially true of technology stocks, which led the market throughout most of the year. Verity Inc., Garden Ridge Corp., Veritas Software, Delta and Pine Land, and PRI Automation provided the most substantial gains for the Fund.

Equally important to the Fund's overall success was our ability to minimize losses. Over the course of the year, gains were roughly three times greater than losses.

4.  FREMONT U.S. MICRO-CAP  FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, June 30, 1994.

                                           Fremont U.S.
                                        Micro-Cap Fund                             Russell 2000 Index
                             Qtrly                                        Qtrly
                             Return                Balance                Return                 Balance
30-Jun-94                                          $10,000                                       $10,000
31-Jul-94                    2.20%                 $10,220                1.64%                  $10,164
31-Aug-94                    0.98%                 $10,320                5.57%                  $10,730
30-Sep-94                    1.45%                 $10,470                -0.34%                 $10,694
31-Oct-94                    -1.05%                $10,360                -0.40%                 $10,651
30-Nov-94                    -3.48%                $10,000                -4.04%                 $10,221
31-Dec-94                    1.50%                 $10,150                2.68%                  $10,494
31-Jan-95                    1.97%                 $10,350                -1.26%                 $10,362
28-Feb-95                    3.10%                 $10,671                4.16%                  $10,793
31-Mar-95                    4.23%                 $11,122                1.71%                  $10,978
30-Apr-95                    2.43%                 $11,392                2.22%                  $11,222
31-May-95                    4.57%                 $11,913                1.72%                  $11,415
30-Jun-95                    4.88%                 $12,495                5.19%                  $12,007
31-Jul-95                    6.82%                 $13,346                5.76%                  $12,699
31-Aug-95                    6.31%                 $14,188                2.07%                  $12,961
30-Sep-95                    2.54%                 $14,549                1.79%                  $13,193
31-Oct-95                    -1.24%                $14,368                -4.48%                 $12,602

Average Annual Returns for Periods Ended 10/31/95
1 Year                                             38.68%
Since Inception (6/30/94)                  31.16%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

Questions & ANSWERS
Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.
Fremont U.S. Micro-Cap Fund (cont'd.)

Q: What aspects were less successful?

A:    While successful stock selections far outweighed unsuccessful ones, several disappointing investments prevented the Fund from reaching even higher levels of performance. The largest loss resulted from an investment in Vmark Software which experienced problems integrating an acquisition.

Q: What is your current outlook for U.S. micro-cap stocks?

A:    Micro-cap stocks are becoming more widely recognized as a separate asset class. During the past year, more investment advisers and institutional investors have recognized the benefits of micro-cap investing -- the potential of higher long-term rates of return and better diversification
-- as well as the importance of specialized micro-cap investment management. The result has been an increase in cash flows into the micro-cap sector of the market.

We expect the trend toward micro-cap investing to accelerate. With roughly 4,000 publicly-traded companies having market capitalizations between $10 million and $225 million, there is a huge opportunity to find successful micro-cap companies before they become widely recognized by other investors.

Stock selection is the "key to success" in micro-cap investing, and we believe that our fundamental approach to investment research -- financial analysis combined with company visits and the discussion of overall strategies with top management -- provides the Fund with the opportunity for continued exceptional performance.

As we enter fiscal 1996, we are optimistic that well-selected micro-cap companies will provide excellent returns to investors in the Fremont U.S. Micro-Cap Fund.

Sincerely,

Robert E. Kern
Portfolio Manager


ABOUT THE SUB-ADVISOR:
Morgan Grenfell Capital Management, Inc. manages over $500 million in small- and micro-cap stocks.

Questions & ANSWERS
Andrew L. Pang, Fremont Investment Advisors, Inc.
Eugene C. Sit, Sit Investment Associates, Inc.
Fremont Growth Fund

Q: How did the Fremont Growth Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont Growth Fund produced a total return of 28.12% for the fiscal year ended October 31, 1995. This compares favorably both with the 26.39% return posted by the S&P 500 Index and the 18.32% return of the Russell 2000 Index.

The Fund also outpaced other growth funds. The average return for the funds in the Lipper Growth category was 22.14% -- approximately 6% less than that of the Fremont Growth Fund.

Q: What worked well during this period?

A:    Larger companies significantly outperformed smaller companies for the
Fund, during the twelve-month period. Two of the Fund's most heavily weighted industry groups, technology and health care, performed very well. Among the top performers were Micron Technology (253%), Cisco
Systems (157%) and Xilinx (137%).

Q: What strategies were less successful?

A: The retail sector was weak throughout the year. Even with only 4% of the Fund's assets invested in the retail sector, poor performance by such well-known companies as Toys R Us, Home Depot and Wal-Mart had a negative impact on overall performance.

Q: What is the Fund's current strategy?

A:    Throughout the past year, we slowly moved the Fund toward a more growth-oriented stance. The fund was fully invested with cash reserves of only 4% on October 31, 1995. We continue to emphasize technology stocks (23% of the Fund's portfolio) and health care stocks (16%) based upon our projections of continued strong earnings growth in these sectors.

Q: What is your current outlook for the Fund?

A:    The Federal Reserve appears to have pulled off the "soft landing" it was striving for, creating an outstanding environment for stock market investing. As long as the economy continues to grow at a modest pace and inflation remains under control, the Fremont Growth Fund should continue to perform well.

Sincerely,

Andrew L. Pang
Eugene C. Sit
Portfolio Managers

5.  FREMONT GROWTH FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, August 14, 1992.

                                  Fremont Growth Fund                                   S&P 500 Index
                             Qtrly                                        Qtrly
                             Return                Balance                Return                 Balance
14-Aug-92                                          $10,000                                       $10,000
31-Aug-92                    -1.01%                $9,899                 -1.27%                 $9,873
30- Sep-92                   1.93%                 $10,091                1.15%                  $9,987
31-Jan-00                    1.08%                 $10,200                0.36%                  $10,023
01-Mar-00                    4.46%                 $10,655                3.37%                  $10,361
01-Apr-00                    1.57%                 $10,822                1.30%                  $10,495
02-May-00                    1.22%                 $10,954                0.73%                  $10,572
30-May-00                    -1.02%                $10,843                1.36%                  $10,716
30-Jun-00                    1.50%                 $11,005                2.15%                  $10,947
30-Apr-93                    -3.60%                $10,609                -2.45%                 $10,679
31-May-93                    2.40%                 $10,863                2.67%                  $10,964
30-Jun-93                    0.75%                 $10,945                0.33%                  $11,000
31-Jul-93                    -0.09%                $10,935                -0.49%                 $10,946
31-Aug-93                    3.36%                 $11,302                3.78%                  $11,359
30-Sep-93                    0.99%                 $11,414                -0.74%                 $11,276
31-Oct-93                    0.80%                 $11,506                2.05%                  $11,507
30-Nov-93                    -2.04%                $11,270                -0.90%                 $11,404
31-Dec-93                    2.18%                 $11,516                1.23%                  $11,544
31-Jan-94                    3.40%                 $11,907                3.36%                  $11,932
28-Feb-94                    -3.11%                $11,536                -2.71%                 $11,608
31-Mar-94                    -5.27%                $10,929                -4.34%                 $11,104
30-Apr-94                    1.13%                 $11,052                1.29%                  $11,248
31-May-94                    0.37%                 $11,093                1.63%                  $11,432
30-Jun-94                    -3.35%                $10,722                -2.47%                 $11,149
31-Jul-94                    4.04%                 $11,155                3.31%                  $11,518
31-Aug-94                    5.10%                 $11,724                4.07%                  $11,986
30-Sep-94                    -2.12%                $11,476                -2.42%                 $11,696
31-Oct-94                    1.98%                 $11,704                2.30%                  $11,965
30-Nov-94                    -3.15%                $11,335                -3.67%                 $11,526
31-Dec-94                    2.02%                 $11,563                1.47%                  $11,695
31-Jan-95                    0.40%                 $11,609                2.59%                  $11,998
28-Feb-95                    3.25%                 $11,897                3.87%                  $12,463
31-Mar-95                    2.67%                 $12,307                2.96%                  $12,832
30-Apr-95                    2.14%                 $12,570                2.95%                  $13,210
31-May-95                    3.28%                 $12,982                3.96%                  $13,733
30-Jun-95                    4.93%                 $13,622                2.35%                  $14,056
31-Jul-95                    4.45%                 $14,228                3.33%                  $14,524
31-Aug-95                    1.37%                 $14,423                0.23%                  $14,557
30-Sep-95                    3.89%                 $14,983                4.17%                  $15,164
31-Oct-95                    0.08%                 $14,995                -0.28%                 $15,122

Average Annual Returns for Periods Ended 10/31/95
1 Year                                             28.12%
2 Years                                            14.17%
3 Years                                            13.72%
Since Inception (08/14/92)                         13.44%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

Questions & ANSWERS
Bill Gross, Portfolio Manager
Pacific Investment Management Company
Fremont Bond Fund

Q: How did the Fremont Bond Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont Bond Fund returned 16.49% for the fiscal year, outpacing the 15.65% performance of the Lehman Brothers Aggregate Bond Index during the same period.

Q: What strategies worked well for the Fund during this period?

A:    Federal Reserve policy played a major role in the bond market and our portfolio strategy. Early in the year, the Fed raised rates to slow the rapid economic growth to a more modest pace. The Fed then cut rates in July. While this environment created turbulence in bond prices, it also presented opportunities that the Fund was able to capitalize upon.

For much of the year, we maintained relatively long average maturities within the Fund's portfolio, allowing the Fund to capture more capital appreciation, which in turn boosted returns. In addition, the Fund benefitted as we adjusted exposures to emphasize the most attractive portion of the yield curve. Our allocation to currency-hedged German bonds was another plus, as these securities outperformed U.S. bonds.

Q: What strategies were less successful?

A:    Over most of the year, we de-emphasized corporate bonds, feeling that their added risk did not justify the additional yields they offered relative to Treas-ury securities. As it turned out, corporate bonds were the top performers in the U.S. market, with lower-quality issues posting the strongest gains.

Q: What is your current strategy for the Fund?

A:    We expect interest rates to continue downward over the next several quarters and will maintain a higher average maturity to take advantage of capital gains. We will also continue to limit emphasis on intermediate and long corporate bonds. Within the mortgage sector, we expect to selectively reduce prepayment exposure. Finally, we will continue to invest in international bonds, focusing on the core European markets.

Sincerely,

Bill Gross
Portfolio Manager
ABOUT THE SUB-ADVISOR:
Pacific Investment Management Co. (PIMCO) manages over $50 billion for institutions and is the sub-advisor for the Bond Fund.


6.  FREMONT BOND FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, April 30, 1993.

                                                                                      Lehman Bros.
                                       Fremont Bond Fund                      Aggregate Bond Index
                             Qtrly                                        Qtrly
                             Return                Balance                Return                 Balance
30-Apr-93                                          $10,000                                       $10,000
31-May-93                    -0.37%                $9,963                 0.13%                  $10,013
30-Jun-93                    2.20%                 $10,182                1.81%                  $10,194
31-Jul-93                    0.16%                 $10,198                0.57%                  $10,252
31-Aug-93                    2.12%                 $10,415                1.75%                  $10,432
30-Sep-93                    0.63%                 $10,481                0.27%                  $10,460
31-Oct-93                    0.32%                 $10,515                0.37%                  $10,499
30-Nov-93                    -1.41%                $10,366                -0.85%                 $10,410
31-Dec-93                    0.68%                 $10,437                0.54%                  $10,466
31-Jan-94                    1.42%                 $10,585                1.35%                  $10,607
28-Feb-94                    -1.86%                $10,388                -1.74%                 $10,423
31-Mar-94                    -2.32%                $10,147                -2.47%                 $10,166
30-Apr-94                    -0.97%                $10,049                -0.80%                 $10,085
31-May-94                    -0.89%                $9,959                 -0.01%                 $10,083
30-Jun-94                    0.66%                 $10,025                -0.22%                 $10,061
31-Jul-94                    1.79%                 $10,205                1.99%                  $10,261
31-Aug-94                    0.25%                 $10,230                0.12%                  $10,274
30-Sep-94                    -1.21%                $10,106                -1.47%                 $10,123
31-Oct-94                    -0.55%                $10,050                -0.09%                 $10,114
30-Nov-94                    -0.30%                $10,020                -0.22%                 $10,091
31-Dec-94                    -0.02%                $10,018                0.69%                  $10,161
31-Jan-95                    2.23%                 $10,242                1.98%                  $10,362
28-Feb-95                    2.74%                 $10,522                2.38%                  $10,609
31-Mar-95                    0.94%                 $10,621                0.61%                  $10,674
30-Apr-95!                   1.90%                 $10,823                1.40%                  $10,823
31-May-95                    3.74%                 $11,228                3.87%                  $11,242
30-Jun-95                    0.63%                 $11,299                0.73%                  $11,324
31-Jul-95!                   -0.32%                $11,263                -0.22%                 $11,299
31-Aug-95                    1.19%                 $11,397                1.21%                  $11,436
30-Sep-95                    1.16%                 $11,530                0.97%                  $11,547
31-Oct-95                    1.54%                 $11,707                1.30%                  $11,697

Average Annual Returns for Periods Ended 10/31/95
1 Year                                             16.49%
2 Years                                            5.52%
Since Inception (4/30/93)                          6.50%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

Questions & ANSWERS
Norman Gee, Portfolio Manager
Fremont Investment Advisors, Inc.
Fremont Money Market Fund

Q: How did the Fremont Money Market Fund perform for the fiscal year ended October 31, 1995?

A: The Money Market Fund produced a total return of 5.84% for the twelve months ending October 31, 1995, ranking the Fund among the top 5% of taxable money market funds for the entire year.

During the fiscal year, the Donoghue First Tier Taxable Average posted a return of 5.24%.

Q: What worked well for the Fund during this period?

A:    We maintained a conservative strategy over the first few months of the fiscal year, waiting for a clearer picture of which direction the Federal Reserve would take in adjusting interest rates. Throughout this period, we kept the Fund's average maturity close to the average of the money market funds tracked in the Donoghue First Tier Money Market Fund universe. After rates were lowered in February, we lengthened the average maturity.

Q: What strategies were less successful?

A: The strength of the U.S. economy was extremely difficult to predict during fiscal 1995. In hindsight, the Fund would have done better if we had begun lengthening the average maturity a few weeks earlier.

Q: What is your current strategy?

A: We believe the Federal Reserve has reached its goal of slowing economic growth to a sustainable rate. As a result, we expect short-term interest rates to continue downward.

Because the Fund invests in securities with maturities of one year or less, our current strategy is to keep the Fund's average maturity considerably longer than that of the Donoghue universe average. This will allow us to maximize the yields of the Fund.

      Sincerely,

      Norman Gee
      Portfolio Manager

7. FREMONT MONEY MARKET FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, November 18, 1988.

                                                                                  U.S. 91-Day                 Donoghue First Tier
                          Fremont Money Market Fund                                T-Bill Index                  Taxable Average
                          Qtrly                                    Qtrly                                   Qtrly
                          Return               Balance             Return              Balance             Return        Balance
18-Nov-88                                      $10,000                                 $10,000                           $10,000
30-Nov-88                 0.27%                $10,027             0.26%               $10,026             0.25%         $10,025
31-Dec-88                 0.68%                $10,096             0.67%               $10,093             0.65%         $10,090
31-Jan-89                 0.74%                $10,170             0.69%               $10,163             0.68%         $10,159
28-Feb-89                 0.65%                $10,237             0.72%               $10,236             0.68%         $10,228
31-Mar-89                 0.77%                $10,315             0.73%               $10,311             0.71%         $10,300
30-Apr-89                 0.72%                $10,389             0.70%               $10,383             0.74%         $10,377
31-May-89                 0.83%                $10,475             0.71%               $10,457             0.73%         $10,452
30-Jun-89                 0.74%                $10,552             0.66%               $10,526             0.72%         $10,528
31-Jul-89                 0.73%                $10,630             0.63%               $10,592             0.69%         $10,600
31-Aug-89                 0.71%                $10,705             0.65%               $10,661             0.66%         $10,670
30-Sep-89                 0.65%                $10,775             0.66%               $10,731             0.66%         $10,741
31-Oct-89                 0.72%                $10,852             0.76%               $10,813             0.66%         $10,812
30-Nov-89                 0.66%                $10,924             0.69%               $10,887             0.64%         $10,881
31-Dec-89                 0.63%                $10,993             0.62%               $10,955             0.63%         $10,949
31-Jan-90                 0.67%                $11,067             0.66%               $11,027             0.62%         $11,017
28-Feb-90                 0.59%                $11,132             0.60%               $11,093             0.61%         $11,084
31-Mar-90                 0.63%                $11,202             0.67%               $11,168             0.61%         $11,152
30-Apr-90                 0.66%                $11,276             0.65%               $11,240             0.62%         $11,221
31-May-90                 0.66%                $11,350             0.68%               $11,317             0.62%         $11,291
30-Jun-90                 0.62%                $11,420             0.65%               $11,390             0.61%         $11,360
31-Jul-90                 0.68%                $11,498             0.66%               $11,465             0.61%         $11,429
31-Aug-90                 0.65%                $11,573             0.65%               $11,540             0.60%         $11,498
30-Sep-90                 0.58%                $11,640             0.61%               $11,610             0.60%         $11,567
31-Oct-90                 0.68%                $11,719             0.62%               $11,682             0.60%         $11,636
30-Nov-90                 0.62%                $11,792             0.59%               $11,751             0.59%         $11,704
31-Dec-90                 0.64%                $11,867             0.59%               $11,821             0.59%         $11,773
31-Jan-91                 0.62%                $11,941             0.57%               $11,888             0.56%         $11,839
28-Feb-91                 0.53%                $12,005             0.49%               $11,946             0.52%         $11,901
31-Mar-91                 0.50%                $12,065             0.52%               $12,008             0.49%         $11,959
30-Apr-91                 0.57%                $12,134             0.48%               $12,066             0.47%         $12,015
31-May-91                 0.50%                $12,195             0.48%               $12,124             0.44%         $12,068
30-Jun-91                 0.44%                $12,249             0.46%               $12,180             0.44%         $12,121
31-Jul-91                 0.52%                $12,312             0.48%               $12,238             0.44%         $12,174
31-Aug-91                 0.46%                $12,369             0.47%               $12,296             0.43%         $12,227
30-Sep-91                 0.47%                $12,427             0.44%               $12,350             0.42%         $12,278
31-Oct-91                 0.44%                $12,482             0.44%               $12,404             0.41%         $12,328
30-Nov-91                 0.39%                $12,531             0.40%               $12,454             0.39%         $12,375
31-Dec-91                 0.42%                $12,584             0.37%               $12,500             0.38%         $12,422
31-Jan-92                 0.37%                $12,630             0.35%               $12,543             0.34%         $12,464
29-Feb-92                 0.30%                $12,668             0.31%               $12,582             0.31%         $12,502
31-Mar-92                 0.31%                $12,708             0.34%               $12,625             0.30%         $12,540
30-Apr-92                 0.29%                $12,744             0.32%               $12,666             0.29%         $12,576
31-May-92                 0.27%                $12,779             0.33%               $12,707             0.28%         $12,612
30-Jun-92                 0.30%                $12,817             0.30%               $12,745             0.28%         $12,647
31-Jul-92                 0.27%                $12,852             0.30%               $12,784             0.26%         $12,680
31-Aug-92                 0.26%                $12,885             0.28%               $12,819             0.25%         $12,711
30-Sep-92                 0.24%                $12,917             0.25%               $12,852             0.24%         $12,741
31-Oct-92                 0.24%                $12,947             0.25%               $12,884             0.22%         $12,769
30-Nov-92                 0.24%                $12,978             0.25%               $12,916             0.22%         $12,798
31-Dec-92                 0.23%                $13,008             0.27%               $12,951             0.23%         $12,828
31-Jan-93                 0.21%                $13,036             0.27%               $12,986             0.23%         $12,857
28-Feb-93                 0.20%                $13,062             0.23%               $13,016             0.22%         $12,885
31-Mar-93                 0.24%                $13,093             0.25%               $13,048             0.21%         $12,912
30-Apr-93                 0.22%                $13,122             0.24%               $13,080             0.21%         $12,939
31-May-93                 0.20%                $13,148             0.25%               $13,113             0.21%         $12,967
30-Jun-93                 0.23%                $13,178             0.25%               $13,147             0.21%         $12,994
31-Jul-93                 0.22%                $13,208             0.26%               $13,181             0.21%         $13,021
31-Aug-93                 0.21%                $13,235             0.26%               $13,215             0.21%         $13,049
30-Sep-93                 0.21%                $13,263             0.25%               $13,248             0.21%         $13,076
31-Oct-93                 0.22%                $13,291             0.26%               $13,282             0.21%         $13,104
30-Nov-93                 0.21%                $13,320             0.25%               $13,315             0.21%         $13,132
31-Dec-93                 0.24%                $13,351             0.26%               $13,351             0.22%         $13,161
31-Jan-94                 0.21%                $13,379             0.26%               $13,385             0.22%         $13,189
28-Feb-94                 0.20%                $13,406             0.24%               $13,418             0.22%         $13,218
31-Mar-94                 0.23%                $13,437             0.28%               $13,455             0.23%         $13,248
30-Apr-94                 0.25%                $13,470             0.30%               $13,496             0.25%         $13,281
31-May-94                 0.31%                $13,512             0.33%               $13,540             0.27%         $13,317
30-Jun-94                 0.32%                $13,555             0.34%               $13,586             0.29%         $13,356
31-Jul-94                 0.35%                $13,603             0.36%               $13,636             0.31%         $13,397
31-Aug-94                 0.36%                $13,651             0.37%               $13,687             0.32%         $13,439
30-Sep-94                 0.36%                $13,701             0.37%               $13,737             0.34%         $13,485
31-Oct-94                 0.40%                $13,755             0.41%               $13,794             0.35%         $13,532
30-Nov-94                 0.41%                $13,812             0.42%               $13,852             0.37%         $13,582
31-Dec-94                 0.50%                $13,880             0.46%               $13,915             0.40%         $13,636
31-Jan-95                 0.45%                $13,943             0.46%               $13,979             0.42%         $13,694
28-Feb-95                 0.45%                $14,006             0.44%               $14,041             0.44%         $13,754
31-Mar-95                 0.54%                $14,081             0.49%               $14,110             0.45%         $13,816
30-Apr-95                 0.46%                $14,145             0.48%               $14,177             0.45%         $13,877
31-May-95                 0.50%                $14,216             0.49%               $14,247             0.44%         $13,939
30-Jun-95                 0.51%                $14,289             0.47%               $14,314             0.44%         $14,000
31-Jul-95                 0.46%                $14,355             0.49%               $14,384             0.43%         $14,060
31-Aug-95                 0.48%                $14,423             0.47%               $14,452             0.43%         $14,120
30-Sep-95                 0.47%                $14,492             0.45%               $14,517             0.42%         $14,180
31-Oct-95                 0.46%                $14,558             0.46%               $14,583             0.42%         $14,239

Average Annual Returns for Periods Ended 10/31/95
1 Year                                         5.84%
2 Years                                        4.66%
3 Years                                        3.99%
4 Years                                        3.92%
5 Years                                        4.43%
Since Inception (11/18/88)                     5.55%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 91-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.

Questions & ANSWERS
William M. Feeney, Portfolio Manager
Fremont Investment Advisors, Inc.

Q: How did the California Intermediate Tax-Free Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont California Intermediate Tax-Free Fund returned 12.77% for the one-year period ended October 31, 1995, performing significantly better than the Lehman Brothers 5-Year State Government Obligation (G.O.) Index, which rose 10.37% during the fiscal year.

Q: Why did the fund perform so well?

A:    The Fund maintained an average maturity in excess of eight years throughout the 12-month period. This strategy was designed to take advantage of two important market predictions. First, we forecasted that a decrease in interest rates was likely to take place in 1995, which typically boosts the performance of a portfolio with a longer average maturity. Second, we anticipated that the California municipal bond market would be under-supplied, keeping demand and prices at a high level. In both cases, our predictions were correct.

Q: What impact did economic conditions have upon the Fund's performance?

A:    The Fund benefited from the end of the California recession and the compromise struck in the Orange County bankruptcy. As the state recovered from the longest recession in its history, investors regained confidence in California municipal bonds. While the Orange County bankruptcy had no direct impact on the Fund, its ultimate outcome had a settling effect on the California municipal bond market.

Q: What is your current strategy for the Fund?

A:    Based on current projections, we will continue to maintain an average maturity of eight years for the remainder of 1995. As the California economy gains momentum, we expect to move into more general obligation bonds, and perhaps to a limited number of lower-rated bonds. With a continued scarcity of new bonds and a strong economy leading the way, the outlook for the California municipal bond market is very good.

Sincerely,

William M. Feeney
Portfolio Manager

8. FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND - Growth of $10,000 * Assumes initial investment of $10,000 on inception date, November 16, 1990.

                                   Fremont California                                   Lehman Bros.
                                Intermediate Tax-Free Fund                        5 -Year State G.O. Index
                             Qtrly                                            Qtrly
                             Return                  Balance                  Return                  Balance
16-Nov-90                                            $10,000                                          $10,000
30-Nov-90                    0.64%                   $10,064                  0.67%                   $10,067
31-Dec-90                    0.40%                   $10,105                  0.35%                   $10,102
31-Jan-91                    1.67%                   $10,273                  1.46%                   $10,250
28-Feb-91                    0.88%                   $10,364                  0.88%                   $10,340
31-Mar-91                    0.06%                   $10,370                  -0.26%                  $10,313
30-Apr-91                    0.93%                   $10,467                  1.39%                   $10,456
31-May-91                    0.60%                   $10,530                  0.49%                   $10,508
30-Jun-91                    -0.33%                  $10,496                  -0.14%                  $10,493
31-Jul-91                    1.02%                   $10,603                  1.00%                   $10,598
31-Aug-91                    1.26%                   $10,737                  1.26%                   $10,731
30-Sep-91                    1.34%                   $10,881                  1.20%                   $10,860
31-Oct-91                    0.50%                   $10,936                  0.78%                   $10,945
30-Nov-91                    0.16%                   $10,953                  0.31%                   $10,979
31-Dec-91                    2.14%                   $11,187                  2.25%                   $11,226
31-Jan-92                    0.27%                   $11,218                  0.18%                   $11,246
29-Feb-92                    0.04%                   $11,222                  0.06%                   $11,253
31-Mar-92                    -0.30%                  $11,188                  -0.37%                  $11,211
30-Apr-92                    0.73%                   $11,270                  0.85%                   $11,306
31-May-92                    0.91%                   $11,373                  0.94%                   $11,413
30-Jun-92                    1.43%                   $11,535                  1.40%                   $11,572
31-Jul-92                    2.91%                   $11,871                  2.62%                   $11,876
31-Aug-92                    -1.04%                  $11,747                  -0.75%                  $11,787
30-Sep-92                    0.71%                   $11,831                  0.64%                   $11,862
31-Oct-92                    -0.75%                  $11,741                  -0.34%                  $11,821
30-Nov-92                    1.40%                   $11,906                  1.19%                   $11,962
31-Dec-92                    0.82%                   $12,004                  0.73%                   $12,049
31-Jan-93                    1.26%                   $12,155                  1.09%                   $12,180
28-Feb-93                    2.99%                   $12,518                  2.58%                   $12,495
31-Mar-93                    -1.55%                  $12,325                  -1.10%                  $12,357
30-Apr-93                    0.89%                   $12,434                  0.60%                   $12,432
31-May-93                    0.21%                   $12,460                  0.35%                   $12,475
30-Jun-93                    1.66%                   $12,666                  1.33%                   $12,641
31-Jul-93                    -0.30%                  $12,629                  0.01%                   $12,642
31-Aug-93                    2.06%                   $12,889                  1.38%                   $12,817
30-Sep-93                    1.40%                   $13,069                  0.76%                   $12,915
31-Oct-93                    0.06%                   $13,076                  0.12%                   $12,930
30-Nov-93                    -0.86%                  $12,964                  -0.24%                  $12,899
31-Dec-93                    1.81%                   $13,198                  1.39%                   $13,078
31-Jan-94                    1.18%                   $13,354                  0.95%                   $13,202
28-Feb-94                    -2.60%                  $13,007                  -1.97%                  $12,943
31-Mar-94                    -2.63%                  $12,664                  -2.24%                  $12,653
30-Apr-94                    0.41%                   $12,717                  1.00%                   $12,779
31-May-94                    0.62%                   $12,795                  0.58%                   $12,854
30-Jun-94                    -0.63%                  $12,714                  -0.26%                  $12,820
31-Jul-94                    1.58%                   $12,915                  1.04%                   $12,954
31-Aug-94                    0.23%                   $12,945                  0.48%                   $13,016
30-Sep-94                    -1.39%                  $12,765                  -0.74%                  $12,920
31-Oct-94                    -1.60%                  $12,561                  -0.56%                  $12,847
30-Nov-94                    -1.65%                  $12,354                  -0.76%                  $12,750
31-Dec-94                    1.60%                   $12,552                  0.91%                   $12,866
31-Jan-95                    2.22%                   $12,830                  1.05%                   $13,001
28-Feb-95                    2.94%                   $13,208                  1.49%                   $13,195
31-Mar-95                    1.12%                   $13,356                  0.97%                   $13,323
30-Apr-95!                   0.20%                   $13,382                  0.25%                   $13,356
31-May-95                    2.71%                   $13,745                  2.17%                   $13,646
30-Jun-95                    -0.68%                  $13,652                  0.14%                   $13,665
31-Jul-95                    0.87%                   $13,771                  1.40%                   $13,856
31-Aug-95                    1.08%                   $13,920                  0.88%                   $13,979
30-Sep-95                    0.42%                   $13,978                  0.32%                   $14,023
31-Odt-95                    1.34%                   $14,165                  0.41%                   $14,081

Average Annual Returns for Periods Ended 10/31/95
1 Year                                               12.77%
2 Years                                              4.08%
3 Years                                              6.46%
4 Years                                              6.68%
Since Inception (11/16/90)                           7.28%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

 To the Shareholders and Board of Directors of the Fremont Mutual Funds:

     We have audited the accompanying statements of assets and liabilities of the various funds comprising the Fremont Mutual Funds (the Funds) including each Fund's statement of investments in securities and net assets as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the various funds comprising the Fremont Mutual Funds as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated thereon in conformity with generally accepted accounting principles.
/s/ Coopers Lybrand L.L.P.
San Francisco, California December 1, 1995
Global Fund

October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 70.0%
BUSINESS EQUIPMENT & SERVICES - 2.7%

   6,000   Legrand                             FR    $1,004,955
 500,000   Wharf Holdings                      HK     1,687,944
 143,400   Kyowa Exeo Corp.                    JP     1,249,581
  10,000   Securitas AB "B" Free               SW       387,486
  20,000   Reuters Holdings PLC, ADR           UK     1,110,000
  13,100   Automatic Data Processing, Inc.     US       936,650
  20,300   Dun & Bradstreet Corp.              US     1,212,925
* 12,900   Federal Express Corp.               US     1,059,413
  36,531   First Data Corp.                    US     2,415,658
* 19,200   Office Depot, Inc.                  US       549,600
  52,200   WMX Technologies, Inc.              US     1,468,125
                                                    -----------
                                                     13,082,337
                                                    -----------
CAPITAL GOODS - 4.1%

   8,044   Lafarge Coppee                      FR       533,818
   1,100   Heidelberger Zement AG              GM       476,512
   3,000   Mannesmann AG                       GM       984,270
   2,000   Siemens AG                          GM     1,043,923
1,021,000  PT Dynaplast (Foreign Registered)   ID       899,163
   8,400   Kyocera Corp., ADR                  JP     1,390,200
 206,000   Mitsubishi Heavy Industries         JP     1,591,364
  60,000   Cemex SA (Class B), ADR             MX       385,710
 954,000   IJM Corp. Berhad                    MY     1,569,969
 160,000   Steel & Tube Holdings Ltd.          NZ       760,262
  30,000   Cementos Lima, ADR                  PE       417,120
      19   Zardoya-Otis                        SP         1,856
  40,000   Autoliv AB                          SW     2,297,776
  14,400   Caterpillar, Inc.                   US       808,200
  24,300   Emerson Electric Co.                US     1,731,375
  79,900   General Electric Co.                US     5,053,675
                                                    -----------
                                                     19,945,193
                                                    -----------
CONSUMER DURABLES - 1.3%

   3,160   Daimler-Benz AG                     GM     1,504,655
  28,600   Ek Chor China Motorcycle Co. Ltd.   HK       400,400
  31,000   Fukoku Co. Ltd.                     JP       549,371
  33,000   Murata Manufacturing Co. Ltd.       JP     1,159,935
  33,000   Sony Corp., ADR                     JP     1,509,750
 112,000   Suzuki Motor Co. Ltd.               JP     1,129,485
                                                    -----------
                                                      6,253,596
                                                    -----------
CONSUMER NON-DURABLES - 9.5%

  12,000   BIC                                 FR     1,140,096
   6,000   Groupe Danone                       FR       959,499
  10,760   LVMH                                FR     2,143,716
     440   LVMH, ADR                           FR        17,545
2,880,000  Pacific Andes International
             Holdings Ltd.                     HK       681,696
 928,280   PT Mayora Indah (Foreign Registered)ID       664,225
  20,000   Coca-Cola Femsa SA de CV ADR        MX       360,000
  35,000   PanAmerican Beverages, Inc.
             (Class A)                         MX       958,125
  10,600   Unilever NV (New York Shares)       NL     1,388,600
 250,000   Cervecer Backus & Johnston          PE       453,944
 268,450   San Miguel Corp. (Class B)          PH       887,609
  90,000   Fraser & Neave Ltd.                 SG     1,063,318
     600   Nestle SA (Registered Shares)       SZ       628,521

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)

 100,000   Srithai Superware Co. Ltd.
           (Foreign Registered)                TH      $675,541
*137,619   President Enterprises, GDR          TW     1,513,812
  23,700   Anheuser Busch Cos., Inc.           US     1,564,200
  51,238   Archer Daniels Midland Co.          US       826,213
  20,800   Campbell Soup Co.                   US     1,089,400
  73,700   Coca-Cola Co.                       US     5,297,188
  14,700   Colgate Palmolive Co.               US     1,017,975
  11,700   CPC International                   US       776,588
* 20,900   Crown Cork & Seal Co., Inc.         US       728,888
  28,700   Eastman Kodak Co.                   US     1,797,338
  36,900   Gillette Co.                        US     1,785,037
  21,200   Heinz (H.J.) & Co.                  US       985,800
  18,700   Kellogg Co.                         US     1,351,075
  70,600   Pepsico, Inc.                       US     3,724,150
  63,100   Philip Morris Cos., Inc.            US     5,331,950
  51,800   Procter & Gamble Co.                US     4,195,800
  33,900   Sara Lee Corp.                      US       995,812
  35,600   Tyson Foods, Inc. (Class A)         US       849,950
                                                    -----------
                                                     45,853,611
                                                    -----------
CONSUMER SERVICES - 5.5%

  22,000   News Corp. Ltd., ADR                AU       437,250
 185,400   Village Roadshow Ltd. (Preferred)   AU       530,845
  14,000   Societe Television Francaise 1      FR     1,447,643
 220,000   PT Modern Photo Film Co.
           (Foreign Registered)                ID     1,336,856
   3,300   H.I.S. Co. Ltd.                     JP       127,625
  35,000   Secom Co.                           JP     2,282,273
  20,000   Sega Enterprises Ltd.               JP     1,061,340
  10,000   Sega Enterprises Ltd., ADR          JP       132,524
 145,000   Genting Berhad                      MY     1,250,197
 140,600   Elsevier NV                         NL     1,815,916
   7,813   Wolters Kluwer NV                   NL       710,318
  27,840   Wolters Kluwer NV, ADR              NL     2,530,046
 280,000   Helicopter Line Ltd. (The)          NZ       813,058
 110,000   Pearson PLC                         UK     1,095,278
  20,400   Capital Cities/ABC, Inc.            US     2,419,950
  10,580   CBS, Inc.                           US       854,335
* 30,300   CUC International, Inc.             US     1,049,138
  40,700   Disney (Walt) Co.                   US     2,345,338
  23,600   Mattel, Inc.                        US       678,500
   9,500   Tribune Co.                         US       599,688
* 27,500   Viacom, Inc. (Class B)              US     1,375,000
   5,000   Washington Post Co. (Class B)       US     1,450,000
                                                    -----------
                                                     26,343,118
                                                    -----------
ENERGY - 1.4%

  50,000   YPF Sociedad, ADR                   AR       856,250
*     15   Petrofina SA (Warrants 06/03/97)    BE           198
   6,787   Societe Nationale Elf Aquintaine SA FR       462,769
  17,300   Amoco Corp.                         US     1,105,037
  12,100   Atlantic Richfield Co.              US     1,291,675
  16,100   Chevron Corp.                       US       752,675
  15,600   Exxon Corp.                         US     1,191,450
  11,400   Mobil Corp.                         US     1,148,550
                                                    -----------
                                                      6,808,604
                                                    -----------

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.2%

  60,000   Lend Lease Corp. Ltd.               AU      $834,299
 200,000   Westpac Banking Corp. Ltd.          AU       820,897
   7,566   Cetelem                             FR     1,208,379
   8,000   Societe Generale Paris              FR       917,318
  23,472   Union des Assurances de Paris       FR       610,374
   4,000   Union des Assurances Federales      FR       425,898
     228   Allianz AG Holdings                 GM       419,035
   2,200   Commerzbank AG                      GM       508,227
  20,000   Deutsche Bank AG                    GM       901,893
 760,000   Amoy Properties Ltd.                HK       732,348
 380,000   Cheung Kong (Holdings) Ltd.         HK     2,142,977
1,398,000  JCG Holdings Ltd.                   HK     1,021,652
*495,000   Tian An China Investments Ltd.
           (Warrants 01/25/96)                 HK           832
 968,500   PT Lippo Bank (Foreign Registered)  ID     1,961,735
 150,000   Arab Malaysian Finance Berhad
           (Foreign Registered)                MY       525,591
 200,000   Commerce Asset Holding Berhad       MY       992,126
  32,467   Aegon NV, ADR                       NL     1,237,804
 289,000   City Developments                   SG     1,788,999
  91,250   Development Bank of Singapore
           (Foreign Registered)                SG     1,045,808
  95,833   Oversea-Chinese Banking Corp. Ltd.
           (Foreign Registered)                SG     1,125,453
 129,899   United Overseas Bank Ltd.
           (Foreign Registered)                SG     1,139,547
     808   Union Bank of Switzerland           SZ       874,859
 220,900   Bangkok Bank Ltd.
            (Foreign Registered)               TH     2,282,297
 415,000   Bank of Ayudhya Ltd.
            (Foreign Registered)               TH     2,391,218
 600,000   Krung Thai Bank Co. Ltd.
           (Foreign Registered)                TH     2,372,343
 500,000   Siam City Bank Ltd.
            (Foreign Registered)               TH       531,492
 160,000   Siam Commercial Bank
           (Foreign Registered)                TH     1,869,263
 244,280   Thai Farmers Bank Co. Ltd.
           (Foreign Registered)                TH     2,019,084
 155,801   HSBC Holdings PLC
            (Hong Kong Shares)                 UK     2,267,098
  44,850   American International Group, Inc.  US     3,784,219
   6,100   General Re Corp.                    US       883,737
                                                    -----------
                                                     39,636,802
                                                    -----------
HEALTH CARE - 8.0%

   3,000   Gehe AG                             GM     1,472,144
*    749   Gehe AG, New                        GM       355,843
* 26,000   Merck KGaA                          GM     1,085,680
 400,250   PT Dankos Laboratories
           (Foreign Registered)                ID     1,127,961
  20,000   Towa Pharmaceutical Co. Ltd.        JP       939,932
  28,000   Kimberly-Clark de Mexico SA         MX       368,181
   8,000   Astra AB "A" Free                   SW       294,308
  74,000   Astra AB "B" Free                   SW     2,677,723
     360   Roche Holding AG                    SZ     2,614,437
  61,000   Abbott Laboratories                 US     2,424,750
  23,600   American Home Products Corp.        US     2,091,550
  38,400   Bristol-Myers Squibb Co.            US     2,928,000
  13,300   Cardinal Health, Inc.               US       683,288
  38,000   Columbia HCA Healthcare Corp.       US     1,866,750
* 17,000   Forest Laboratories, Inc. (Class A) US       703,375
  50,100   Johnson & Johnson                   US     4,083,150
  22,100   Lilly (Eli) & Co.                   US     2,135,413
  21,800   Medtronic, Inc.                     US     1,258,950

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

  89,800   Merck & Co.                         US    $5,163,500
  46,200   Pfizer, Inc.                        US     2,650,725
  29,200   Schering Plough Corp.               US     1,565,850
                                                    -----------
                                                     38,491,510
                                                    -----------
MISCELLANEOUS - 1.8%

*147,000   India Fund (Class A)
           (United Kingdom Shares)             IN       693,449
*100,900   BZW Taiwan Index Fund Ltd.          TW       949,873
  74,600   Inefficient Market Fund, Inc.       US       783,300
 299,528   Morgan Grenfell Small Cap Fund, Inc.US     3,482,013
 122,000   Royce OTC Micro-Cap Trust, Inc.     US       945,500
 158,857   Royce Value Trust                   US     2,045,284
                                                    -----------
                                                      8,899,419
                                                    -----------
MULTI-INDUSTRY - 2.7%

  35,000   Rhodia-Ster SA, GDR                 BR       458,500
  24,000   Douglas Holding AG                  GM       864,112
   4,800   Viag AG                             GM     1,942,975
 410,000   Hutchison Whampoa                   HK     2,259,128
3,896,000  Yue Yuen Industrial Holdings        HK     1,020,449
 540,000   Renong Berhad                       MY       824,882
1,326,000  JG Summit Holdings - B              PH       372,157
 963,000   Comfort Group Ltd.                  SG       803,919
 110,000   Cycle & Carriage Ltd.               SG       980,545
  10,900   ITT Corp.                           US     1,335,250
  41,000   Minnesota Mining & ManufacturingCo. US      2,331,875
                                                    -----------
                                                     13,193,792
                                                    -----------
RAW MATERIALS - 2.3%

  18,900   Broken Hill Proprietary Co.
             Ltd., ADR                         AU     1,022,963
* 20,000   Companhia Siderurgica Tubarao, ADR  BR       461,640
   4,500   Compagnie de Saint-Gobain SA        FR       537,184
   2,000   Bayer AG                            GM       528,353
 776,000   Asiatic Development Berhad          MY       763,780
* 32,109   Hansol Paper Ltd., GDR              SK       658,235
*  4,333   Hansol Paper Ltd., GDR              SK        88,826
     670   Sandoz AG (Registered Shares)       SZ       552,632
  14,200   Du Pont (E.I.) de Nemours & Co.     US       885,725
  61,500   Engelhard Corp.                     US     1,529,812
  15,100   FMC Corp.                           US     1,081,537
  11,800   Great Lakes Chemical Corp.          US       792,075
   7,100   Monsanto Co.                        US       743,725
  18,900   Morton International, Inc.          US       576,450
  14,500   Nucor Corp.                         US       697,813
                                                    -----------
                                                     10,920,750
                                                    -----------
RETAIL - 4.5%

* 55,000   Makro Atacadista                    BR       508,915
   2,100   Carrefour Supermarche               FR     1,234,940
  12,230   Castorama Dubois                    FR     1,985,829
   1,500   AVA AG                              GM       562,440
 300,000   PT Hero Supermarket
             (Foreign Registered)              ID       614,267
  29,000   Ito-Yokado Co. Ltd.                 JP     1,587,213
  41,000   Seven Eleven Japan                  JP     2,737,749
 200,000   Cifra SA de CV                      MX       209,483
 335,000   Cifra SA de CV, ADR                 MX       358,450
  45,642   Ceteco Holdings NV                  NL     1,488,169
  43,200   Home Depot, Inc.                    US     1,609,200
  58,400   McDonalds Corp.                     US     2,394,400

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
RETAIL (CONTINUED)

* 23,300   Safeway, Inc.                       US    $1,100,925
* 32,700   Stop & Shop Cos., Inc.              US       678,525
* 23,400   Toys R Us, Inc.                     US       511,875
 181,000   Wal Mart Stores, Inc.               US     3,914,125
                                                    -----------
                                                     21,496,505
                                                    -----------
SHELTER - 2.1%

 270,000   Sun Hung Kai Properties Ltd.        HK     2,156,494
 522,000   PT Jaya Real Property
             (Foreign Registered)              ID     1,488,309
  45,000   Empresas ICA Sociedad Controladora
           SA de CV, ADR                       MX       427,500
 750,000   Ayala Land, Inc.                    PH       865,052
*3,200,000 C & P Homes, Inc.                   PH     2,060,746
*1,875,000 Filinvest Land, Inc.                PH       504,614
  17,600   International Paper Co.             US       651,200
  16,300   Kimberly-Clark Corp.                US     1,183,787
  14,200   Scott Paper Co.                     US       756,150
                                                    -----------
                                                     10,093,852
                                                    -----------
TECHNOLOGY - 9.2%

   6,500   SAP AG (Preferred)                  GM       997,053
*1,020,000 Telecom Italia Mobile SPA           IT     1,714,151
 110,000   Canon, Inc.                         JP     1,884,760
  18,900   Hirose Electronics                  JP     1,208,371
  40,000   Hoya Corp.                          JP     1,174,916
     255   Nippon Telegraph & Telephone        JP     2,094,728
  14,000   TDK Corp.                           JP       722,377
 250,000   Fisher & Paykel Industries Ltd.     NZ       816,688
 250,000   CPT Telefonica del Peru SA          PE       446,232
*545,486   Tele 2000                           PE       536,110
  26,000   Samsung Electronics Ltd.,
             GDS (1/2 Non-Voting)              SK     1,696,500
*  2,392   Samsung Electronics Ltd.,
             GDS (1/2 Voting)                  SK       274,195
   5,145   Samsung Electronics Ltd., New GDS
            (1/2 Non-Voting)                   SK       268,569
*    821   Samsung Electronics Ltd., New
             GDS (1/2 Voting)                  SK        94,111
  47,250   Advanced Information Services
           (Foreign Registered)                TH       751,043
* 73,800   AirTouch Communications, Inc.       US     2,103,300
  23,400   Amp, Inc.                           US       918,450
* 15,800   Applied Materials, Inc.             US       791,975
* 20,900   Cisco Systems, Inc.                 US     1,619,750
* 21,700   Compaq Computer Corp.               US     1,209,775
  18,500   Computer Associates
            International, Inc.                US     1,017,500
  40,500   Hewlett-Packard Co.                 US     3,751,313
  62,800   Intel Corp.                         US     4,388,150
  11,500   International Business Machines     US     1,118,375
* 25,400   Litton Industries, Inc.             US     1,006,475
  15,700   Micron Technology, Inc.             US     1,108,812
* 44,100   Microsoft Corp.                     US     4,410,000
  46,400   Motorola, Inc.                      US     3,045,000
* 34,200   Oracle Systems Corp.                US     1,491,975
  15,000   Texas Instruments, Inc.             US     1,023,750
   8,100   United Technologies Corp.           US       718,875
                                                    -----------
                                                     44,403,279
                                                    -----------
TRANSPORTATION - 0.5%

  32,000   Grupo Casa Autrey SP, ADR           MX       408,000
 125,000   Keppel Corp.                        SG     1,025,822
   8,500   Keppel Corp.(Convertible Loan Stock)SG        13,109
*  8,500   Keppel Corp. (Warrants 06/30/97)    SG        34,277

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

  11,200   CSX Corp.                           US      $938,000
                                                    -----------
                                                      2,419,208
                                                    -----------
UTILITIES - 6.2%

  10,000   Telecom de Argentina, ADR           AR       383,750
   8,900   Telefonica de Argentina SA, ADR     AR       184,675
   7,000   Compania Telecomunicacion
             Chile, ADR                        CL       504,000
  50,000   Enersis SA, ADR                     CL     1,256,250
   4,000   RWE AG                              GM     1,428,825
 420,480   Hong Kong & China Gas Co.           HK       682,553
* 19,200   Hong Kong & China Gas Co.
           (Warrants 12/31/95)                 HK           969
 400,000   Hong Kong Telecommunications        HK       698,460
  37,500   Hong Kong Telecommunications , ADR  HK       651,562
  28,400   PT Indonesia Satellite, ADR         ID       940,750
  40,000   Telefonos de Mexico SA
             (Class L), ADR                    MX     1,100,000
  27,100   Telecom of New Zealand, ADR         NZ     1,798,763
 235,365   Manila Electric Co. (Class B)       PH     1,755,510
  14,900   Philippine Long Distance
             Telephone Co.                     PH       830,642
  70,000   Korea Electric Power Corp., ADR     SK     1,732,500
  30,300   Empresa Nacional de
             Electricidad, ADR                 SP     1,522,575
  15,457   British Telecommunications PLC, ADR UK       919,692
 100,138   Northern Electric PLC               UK     1,407,644
*113,200   Northern Electric PLC (Preferred)   UK       177,404
  91,807   Powergen PLC                        UK       825,477
  34,000   Powergen PLC, ADR                   UK     1,262,250
  26,000   Ameritech Corp.                     US     1,404,000
  85,300   AT&T Corp.                          US     5,459,200
  17,300   Bell Atlantic Corp.                 US     1,100,713
  14,600   Bellsouth Corp.                     US     1,116,900
  30,000   Frontier Corp.                      US       810,000
                                                    -----------
                                                     29,955,064
                                                    -----------

TOTAL STOCKS (Cost $297,936,613)                    337,796,640
                                                    -----------
                                                         Value
Face Amount/Issuer/Coupon Rate/Stated Maturity         (Note 1)
--------------------------------------------------------------------------------
BONDS - 24.5%
CORPORATE BONDS - 5.5%

2,000,000  BankAmerica Corp., 8.125%, 08/15/04
           (Callable 08/15/99 @ 100)                  2,107,178
1,600,000  Chrysler Corp., 10.400%, 08/01/99
           (Callable 08/01/97 @ 100)                  1,706,784
2,000,000  Costco Wholesale, Inc., 5.750%, 05/15/02
           (Convertible Bond)                         1,870,000
2,500,000  General Electric Capital Corp., 8.850%, 03/01/07
           (Puttable 03/01/97 @ 100)                  2,963,400
3,000,000  General Motors Acceptance Corp.,
           7.500%, 07/24/00                           3,130,680
2,000,000  Great Western Bank, 9.875%, 06/15/01       2,288,300
2,000,000  Inter-American Development Bank,
           7.000%, 06/15/25                           2,022,060
2,000,000  Pohang Iron & Steel Co., Ltd., 7.375%,
           05/15/05                                   2,070,680
2,000,000  Potomac Electric Power, 5.000%,
           09/01/02 (Convertible Bond)                1,820,000
3,000,000  Societe Generale NY, 9.875%, 07/15/03      3,572,820
2,500,000  W.R. Grace, 7.400%, 02/01/00               2,563,975
 249,883   Zions Auto Trust, 5.650%, 06/15/99           248,203
                                                    -----------
                                                     26,364,080
                                                    -----------

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                                                         Value
Face Amount/Issuer/Coupon Rate/Stated Maturity         (Note 1)
--------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 0.4%

2,020,139  FNMA CMO, 1992-137BA REMIC,
           3.500%, 01/25/17                          $1,906,506
                                                    -----------
                                                      1,906,506
                                                    -----------

U.S. GOVERNMENT & AGENCY BONDS - 4.0%

           Federal Home Loan Mortgage Corp.
3,500,000 6.390%, 07/02/03 (Callable 07/02/96 @ 100)  3,438,190
3,000,000 8.375%, 03/15/10 (Callable 03/15/00 @ 100)  3,207,660
          Federal National Mortgage Association
2,000,000 7.700%, 08/10/04 (Callable 08/10/99 @ 100)  2,090,320
3,000,000 8.400%, 10/25/04 (Callable 10/25/99 @ 100)  3,231,570
           U.S. Treasury Notes
3,000,000   7.125%, 02/29/00                          3,148,110
4,000,000   7.500%, 02/15/05                          4,411,240
                                                    -----------
                                                     19,527,090
                                                    -----------
FOREIGN BONDS - 14.6%

                  European Investment Bank
CAN  $2,000,000    6.625%, 09/15/00                  1,436,824
      4,000,000    7.750%, 04/22/03                  2,937,011
                  Oesterreichische Kontrollbank
CAN  $2,000,000    9.000%, 06/19/02                  1,564,480
                  Japan Highway Public Corp.
CAN  $2,000,000    7.875%, 09/27/02                  1,482,482
                  Toyko Electric Power
CAN  $2,000,000    10.500%, 06/14/01                 1,651,137
                  Republic of Finland
CAN  $2,000,000    9.500, 09/15/04                   1,596,161
                  Kingdom of Denmark
DKK  13,000,000    9.000%, 11/15/00                  2,578,579
     20,000,000    8.000%, 11/15/01                  3,797,144
     20,000,000    7.000%, 12/15/04                  3,476,382
     20,000,000    8.000%, 03/15/06                  3,683,632
                  Government of France
FF   10,000,000    8.500%, 11/25/02                  2,216,512
     15,000,000    8.500%, 04/25/03                  3,318,011
     10,500,000    6.750%, 10/25/03                  2,102,451
     10,000,000    7.750%, 10/25/05                  2,112,085
                  Federal Republic of Germany
DM    3,000,000    8.500%, 08/21/00                  2,387,388
      3,000,000    8.250%, 09/20/01                  2,373,966
      3,000,000    7.250%, 10/21/02                  2,263,182
      3,000,000    6.750%, 04/22/03                  2,189,042
      4,500,000    6.875%, 05/12/05                  3,281,327
                  Treuhandanstalt
DM    3,000,000    7.750%, 10/01/02                  2,314,739
      4,000,000    6.500%, 04/23/03                  2,872,989
                  World Bank
DM    3,000,000    6.125%, 09/27/02                  2,125,129
                  Government of Netherlands
NLG   6,000,000    6.500%, 04/15/03                  3,867,047
      5,000,000    6.750%, 11/15/05                  3,216,208
                  European Investment Bank
(pound)2,000,000    8.000%, 06/10/03                  3,132,361

                                                         Value
Face Amount/Issuer/Coupon Rate/Stated Maturity         (Note 1)
FOREIGN BONDS (CONTINUED)
                  Republic of Argentina
US   $4,000,000    5.000%, 03/31/23 (Callable Semiannually
                   in May or November @ 100)        $1,892,500
                  Republic of South Africa
US   $2,000,000    9.625%, 12/15/99                  2,122,500
                  United Mexican States
US   $4,000,000    6.250%, 12/31/19
                  (Callable at any time @ 100)       2,340,000
                                                    -----------
                                                     70,331,269
                                                    -----------

TOTAL BONDS (Cost $111,513,470)                     118,128,945
                                                    -----------

                                                           Value
Face Amount/Issuer/Discount Rate/Stated Maturity        (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 5.5%

  24,463,225  Bankers Trust Commingled Trust Fund    24,463,225
t  2,000,000  U.S. Treasury Bill, 5.270%, 12/14/95    1,987,411
                                                    -----------

TOTAL SHORT TERM SECURITIES (Cost $26,450,636)       26,450,636

                                                    -----------
TOTAL INVESTMENTS (Cost $435,900,719), 100.0%       482,376,221

OTHER ASSETS AND LIABILITIES, NET, (0.0)%              (21,365)
                                                    -----------
NET ASSETS, 100.0%                                 $482,354,856
                                                   ============

PORTFOLIO ABBREVIATIONS:
    ADR  - American Depository Receipt
    CMO  - Collateralized Mortgage Obligation
   FNMA  - Federal National Mortgage Association
    GDR  - Global Depository Receipt
    GDS  - Global Depository Share
  REMIC  - Real Estate Mortgage Investment Conduit

CURRENCY ABBREVIATIONS:
    CAN  $-Canadian Dollar
    DKK  - Danish Kroner
     DM  - German Deutschemark
     FF  - French Franc
    NLG  - Netherlands Guilder
      (pound)  - British Pound
     US  $- US Dollar

COUNTRY DIVERSIFICATION

     Country                                      % Of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------
       AR         Argentina                       0.3%
       AU         Australia                       0.8%
       BE         Belgium                         0.0%
       BR         Brazil                          0.3%
       CL         Chile                           0.4%
       CN         Canada                          2.2%
       DK         Denmark                         2.8%
       FR         France                          5.1%
       GM         Germany                         7.2%
       HK         Hong Kong                       2.9%
       ID         Indonesia                       1.9%
       IN         India                           0.1%
       IT         Italy                           0.4%
       JP         Japan                           5.1%
       MX         Mexico                          0.9%
       MY         Malaysia                        1.2%
       NL         Netherlands                     3.4%
       NZ         New Zealand                     0.9%
       PE         Peru                            0.4%
       PH         Philippines                     1.5%
       SG         Singapore                       1.9%
       SK         South Korea                     1.0%
       SP         Spain                           0.3%
       SW         Sweden                          1.2%
       SZ         Switzerland                     1.0%
       TH         Thailand                        2.7%
       TW         Taiwan                          0.5%
       UK         United Kingdom                  2.5%
       US         United States                  51.1%
                                                ------
                  TOTAL                         100.0%
                                                ======

t On deposit with broker for initial margin on futures contract (Note 1). The accompanying notes are an integral part of these financial statements.

Fremont International Growth Fund
 October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 93.8%
BUSINESS EQUIPMENT & SERVICES - 2.5%

  41,000    Kyowa Exeo Corp.                   JP     $ 357,272
   8,000    Reuters Holdings PLC, ADR          UK       444,000
                                                    -----------
                                                        801,272
                                                    -----------

CAPITAL GOODS - 10.8%

   9,000    Kyocera Corp.                      JP       738,435
   6,000    Mabuchi Motors Co.                 JP       363,636
  16,000    Raito Kogyo Co.                    JP       328,976
 148,000    IJM Corp. Berhad                   MY       243,559
 158,333    Leader Universal Holdings Berhad   MY       427,001
  17,000    IHC Caland                         NL       483,254
  15,300    Autoliv AB                         SW       878,899
                                                    -----------
                                                      3,463,760
                                                    -----------

CONSUMER DURABLES - 3.3%

  15,000    Matsushita-Kotobuki Electronics    JP       304,009
  10,000    Murata Manufacturing Co. Ltd.      JP       351,495
  17,600    Rinnai Corp.                       JP       389,445
                                                    -----------
                                                      1,044,949
                                                    -----------

CONSUMER NON-DURABLES - 3.4%

  83,550    PT Indofood Sukses Makmur
            (Foreign Registered)               ID       386,294
  11,600    PanAmerican Beverages, Inc.
             (Class A)                         MX       317,550
* 34,245    President Enterprises, GDR         TW       376,691
                                                    -----------
                                                      1,080,535
                                                    -----------

CONSUMER SERVICES - 10.8%

  50,226    News Corp. Ltd.                    AU       253,196
  25,225    News Corp. Ltd. (Preferred)        AU       115,253
  41,800    Village Roadshow Ltd. (Preferred)  AU       119,683
 286,000    Shaw Brothers Ltd.                 HK       360,677
  55,000    PT Modern Photo Film Co.
            (Foreign Registered)               ID       334,214
   8,000    Secom Co.                          JP       521,663
  66,000    Genting Berhad                     MY       569,055
   7,574    Wolters Kluwer NV                  NL       688,589
 105,000    Rentokil Group PLC                 UK       523,577
                                                    -----------
                                                      3,485,907
                                                    -----------

FINANCIAL SERVICES - 8.7%

  90,000    Cheung Kong (Holdings) Ltd.        HK       507,547
  21,855    Aegon NV, ADR                      NL       833,222
  46,000    Development Bank of Singapore
            (Foreign Registered)               SG       527,202
  42,600    Bangkok Bank Ltd.
             (Foreign Registered)              TH       440,135
  86,000    Bank of Ayudhya Ltd.
            (Foreign Registered)               TH       495,530
                                                    -----------
                                                      2,803,636
                                                    -----------

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
HEALTH CARE - 11.4%

   1,050    Gehe AG                            GM     $ 515,251
*    262    Gehe AG, New                       GM       124,474
 200,000    PT Dankos Laboratories
            (Foreign Registered)               ID       563,628
  40,000    Banyu Pharmaceutical Co.           JP       422,970
  32,000    Santen Pharmaceutical Co.          JP       758,212
  20,800    Astra AB "B" Free                  SW       752,657
      73    Roche Holding AG                   SZ       530,150
                                                    -----------
                                                      3,667,342
                                                    -----------

MISCELLANEOUS - 0.4%

* 80,187    India Fund (Class B)
            (United Kingdom Shares)            IN       133,283
                                                    -----------
                                                        133,283
                                                    -----------

MULTI-INDUSTRY - 4.8%

  98,000    Hutchison Whampoa                  HK       539,987
 1,700,000  Yue Yuen Industrial Holdings       HK       445,268
 260,000    Renong Berhad                      MY       397,165
 494,000    International UNP Holdings
            (Canadian Shares)                  PO       176,757
                                                    -----------
                                                      1,559,177
                                                    -----------

RAW MATERIALS - 1.5%

* 20,400    Concordia Paper Holdings, Ltd.,ADR HK       183,600
* 15,355    Hansol Paper Ltd., GDR             SK       314,778
                                                    -----------
                                                        498,378
                                                    -----------

RETAIL - 9.1%

*  7,600    Santa Isabel SA, ADR               CL       171,950
     880    Carrefour Supermarche              FR       517,499
     460    Hornbach Holding AG (Preferred)    GM       462,238
   3,600    Autobacs Seven                     JP       340,138
   2,200    Ito Yokado Co. Ltd., ADR           JP       475,475
   6,000    Seven Eleven Japan                 JP       400,646
  16,989    Ceteco Holdings, ADS               NL       554,521
                                                    -----------
                                                      2,922,467
                                                    -----------

SHELTER - 1.4%

* 700,000   C & P Homes, Inc.                  PH       450,788
                                                    -----------
                                                        450,788
                                                    -----------

TECHNOLOGY - 14.1%

  11,600    Nokia AB "A" Series                FI       663,942
   5,500    SAP AG (Preferred)                 GM       843,660
* 220,000   Telecom Italia Mobile SPA          IT       244,636
   8,100    Canon, Inc., ADR                   JP       690,525
      51    Nippon Telegraph & Telephone       JP       418,946
 165,000    CPT Telefonica del Peru SA         PE       294,513
* 140,303   Tele 2000                          PE       137,892
*  4,348    Samsung Electronics Ltd., GDS
             (1/2 Non-Voting)                  SK       283,707

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

*     65    Samsung Electronics Ltd., New GDS
             (1/2 Voting)                      SK       $ 7,451
  21,560    Ericsson (L.M.) Telephone Co., ADR SW       460,509
  30,900    Advanced Information Services
            (Foreign Registered)               TH       491,158
                                                    -----------
                                                      4,536,939
                                                    -----------

UTILITIES - 11.6%

   8,541    Companhia Energetica de
            Minas Gerais, ADR                  BR       180,428
  13,000    VEBA AG                            GM       533,516
  22,000    Hong Kong Telecommunications , ADR HK       382,250
   9,200    Telecom of New Zealand, ADR        NZ       610,650
  69,750    Manila Electric Co. (Class B)      PH       520,242
   7,100    Philippine Long Distance
             Telephone Co.                     PH       395,809
   9,000    Empresa Nacional de
             Electricidad, ADR                 SP       452,250
  71,405    Powergen PLC                       UK       642,034
                                                    -----------
                                                      3,717,179
                                                    -----------

TOTAL STOCKS (Cost $28,032,103)                      30,165,612
                                                    -----------

                                            Country      Value
Face Amount/Issuer/Coupon Rate/Stated MaturityCode     (Note 1)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.1%

  250,000  United Micro Electronics,
           1.250%, 06/08/04                    TW       337,500
                                                    -----------

TOTAL CONVERTIBLE BONDS (Cost $411,473)                 337,500
                                                    -----------

                                            Country      Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.1%

1,652,360  Bankers Trust Commingled Trust Fund US     1,652,360
                                                    -----------
TOTAL SHORT TERM INVESTMENTS (Cost $1,652,360)        1,652,360
                                                    -----------

TOTAL INVESTMENTS (Cost $30,095,936), 100.0%         32,155,472
                                                    -----------

OTHER ASSETS AND LIABILITIES, NET, 0.0%                     541
                                                    -----------

NET ASSETS, 100.0%                                 $ 32,156,013
                                                   ============

PORTFOLIO ABBREVIATIONS:
    ADR -American Depository Receipt
    ADS -American Depository Shares
    GDR -Global Depository Receipt
    GDS -Global Depository Shares

COUNTRY DIVERSIFICATION
     Country                                      % Of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------
      AU          Australia                      1.5%
      BR          Brazil                         0.6%
      CL          Chile                          0.5%
      FI          Finland                        2.1%
      FR          France                         1.6%
      GM          Germany                        7.7%
      HK          Hong Kong                      7.5%
      IN          India                          0.4%
      ID          Indonesia                      4.0%
      IT          Italy                          0.8%
      JP          Japan                         21.4%
      MY          Malaysia                       5.1%
      MX          Mexico                         1.0%
      NL          Netherlands                    8.0%
      NZ          New Zealand                    1.9%
      PE          Peru                           1.3%
      PH          Philippines                    4.3%
      PO          Poland                         0.5%
      SG          Singapore                      1.6%
      SK          South Korea                    1.9%
      SP          Spain                          1.4%
      SW          Sweden                         6.5%
      SZ          Switzerland                    1.6%
      TW          Taiwan                         2.3%
      TH          Thailand                       4.4%
      UK          United Kingdom                 5.0%
      US          United States                  5.1%
                                               ------
                  TOTAL                        100.0%
                                               ======

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont International Small Cap Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 98.0%
BUSINESS EQUIPMENT & SERVICES - 1.6%

   2,000    Aida Engineering                   JP       $14,060
   1,000    Dai-Dan Co. Ltd.                   JP        11,358
     100    Polynorm NV                        NL        10,516
   6,700    Cowie Group PLC                    UK        31,500
                                                    -----------
                                                         67,434
                                                    -----------
CAPITAL GOODS - 8.2%

7,600,000   CIA Acos Especiais Itabira         BR        56,118
     356    Skoda Koncern Plzen AS             CZ         7,488
     400    Labinal SA                         FR        43,655
*  1,800    Bremer Vulkan Verbund AG           GM        55,221
  10,000    Bunka Shutter Co.                  JP        70,299
   3,000    Marufuji Sheet Piling              JP        18,799
   3,000    Seirei Industry                    JP        12,542
   6,700    Steel & Tube Holdings Ltd.         NZ        31,836
   2,700    Celsius Industrier AB "B"          SW        51,089
                                                    -----------
                                                        347,047
                                                    -----------
CONSUMER DURABLES - 1.9%

*  8,799    CIA Interamericana de Automotive   AR        32,995
   3,000    Tachi-S                            JP        22,617
  58,658    Arcelik AS                         TU         9,714
   6,100    Adwest Group                       UK        13,712
                                                    -----------
                                                         79,038
                                                    -----------
CONSUMER NON-DURABLES - 11.0%

  21,400    Pacific Magazines & Printing Ltd.  AU        45,955
*9,800,000  Perdigao SA                        BR        17,836
 100,000    Sao Paulo Alpargatas SA            BR        13,676
*    107    Cokoladovny AS                     CZ         9,452
     100    Holsten-Brauerei AG                GM        22,015
   1,100    Hellenic Sugar Industry SA         GR        13,845
   7,000    Lai Sun Garment International Ltd. HK         7,379
   8,000    PT Chareon Pokphand Indonesia
            (Foreign Registered)               ID        16,997
  17,000    PT Japfa Comfeed Indonesia
            (Foreign Registered)               ID         8,421
   4,000    Daito Gyorui                       JP        12,297
   9,000    Kanematsu Corp.                    JP        30,753
  11,000    Prima Meat Packers                 JP        37,695
  15,000    Rhythm Watch Co.                   JP        48,465
  53,000    Grupo Industrial Maseca SA de CV
            Series B                           MX        34,958
   2,000    Dutch Baby Milk Industries Berhad  MY        11,024
   8,000    Nanyang Press Berhad               MY        16,378
  14,000    Lion Nathan Ltd.                   NZ        31,783
  11,000    GP Batteries International Ltd.    SG        26,840
  10,000    Times Publishing Ltd.              SG        23,205
     900    American Standard Sanitaryware Ltd.
            (Foreign Registered)               TH        15,379
   2,600    Karat Sanitaryware Co. Ltd.
            (Foreign Registered)               TH        10,228
   8,000    Tat Konserve Sanayii AS            TU         5,378
   3,600    Alexandra Workwear                 UK         9,517
                                                    -----------
                                                        469,476
                                                    -----------

             Country Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
CONSUMER SERVICES - 2.8%

     450    Gaumont                            FR       $27,182
   1,100    Delta Dairy SA                     GR        20,127
*  8,600    Vard AS                            NO        11,323
     400    Unicer-Uniao Cervejeira SA
            (Registered Shares)                PT         6,491
   2,200    Sun International
             Bophuthatswana Ltd.               SA        14,175
   6,000    Hotel Properties                   SG         9,084
   6,200    Airtours PLC                       UK        32,290
                                                    -----------
                                                        120,672
                                                    -----------
ENERGY - 5.4%

   4,700    CIA Naviera Perez Co. (Class B)    AR        20,585
  11,400    Caltex Australia Ltd.              AU        36,808
  30,000    Uniao de Industrias
             Petroquimicas SA                  BR        33,384
   1,400    TransCanada Pipelines Ltd.         CN        18,654
     100    Elf Gabon                          FR        14,743
   2,000    Itochu Fuel Corp.                  JP        16,684
   2,000    Kamei Corp.                        JP        22,323
*  5,300    Engen Ltd.                         SA        33,059
  74,000    Petrol Ofisi AS                    TU        17,302
  59,000    Turcas Petroculuk AS               TU        15,231
                                                    -----------
                                                        228,773
                                                    -----------
FINANCIAL SERVICES (BANKS) - 12.3%

   7,400    Advance Bank of Australia Ltd.     AU        54,660
   6,600    Bank of Melbourne Ltd.             AU        33,472
     900    Parisienne de Reescompt            FR        69,290
   1,100    Credit Bank of Athens
            (Registered Shares)                GR        66,142
   1,300    National Bank of Greece
            (Registered Shares)                GR        64,888
   2,000    Chuo Trust & Banking Co. Ltd.      JP        17,526
  21,000    Affin Holdings Berhad              MY        39,685
  12,000    MBF Capital Berhad                 MY        11,339
     300    KAS Associatie NV                  NL        10,161
* 20,580    Union Bank of the Philippines      PH        23,341
   2,100    Banco Totta & Acores
            (Registered Shares)                PT        36,412
      30    Verwalt & Privat-Bank AG           SZ        42,254
  27,600    First Bangkok City Bank Ltd.
            (Foreign Registered)               TH        24,129
 418,000    Yapi Ve Kredi Bankasi SA           TU        28,912
                                                    -----------
                                                        522,211
                                                    -----------
FINANCIAL SERVICES (OTHER) - 12.4%

*    600    Terca Brick Industries             BE        29,002
     350    Societe Financiere Interbail SA    FR        22,288
     500    Sovac                              FR        62,247
 212,400    Century City International
             Holdings Ltd.                     HK        46,154
  42,000    Peregrine Investment Holdings Ltd. HK        53,510
  27,500    Tai Cheung Holdings                HK        23,120
   1,600    La Previdente                      IT        11,027
   3,000    Life Co. Ltd.                      JP         9,370
  10,000    Nippon Shinpan Co.                 JP        62,564
  19,000    Rashid Hussein Berhad              MY        47,126
   2,100    Assurantieconcern Stad Rotterdam   NL        57,835
   7,600    BNZ Finance Co. Ltd.               NZ         8,426
     110    Swiss Life Insurance & Pension     SZ        42,315
   2,800    Phatra Thanakit Co. Ltd.
            (Foreign Registered)               TH        20,250
   8,400    Guardian Royal Exchange PLC        UK        30,451
                                                    -----------
                                                        525,685
                                                    -----------

             Country Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
HEALTH CARE - 0.7%

      90    Galenica Holdings AG
            (Registered Shares)                SZ       $28,125
                                                    -----------
                                                         28,125
                                                    -----------
MULTI-INDUSTRY - 6.8%

*  1,700    Acklands Ltd.                      CN        15,524
     300    Compagnie Generale d'Industrie     FR        56,821
     800    Marine-Wendel                      FR        64,704
   2,500    Industrie Zignago S. MargheritaSPA IT        11,779
   4,000    Yamato International, Inc.         JP        15,470
  19,000    Bandar Raya Developments Berhad    MY        28,425
  32,000    Berjaya Group Berhad               MY        20,283
     600    Internatio-Muller NV               NL        42,925
   8,900    Goode Durrant PLC                  UK        34,095
                                                    -----------
                                                        290,026
                                                    -----------
RAW MATERIALS - 15.8%

*  5,600    Aluar Aluminio Argentina SA
             (Class B)                         AR        37,518
  18,000    Alcan Australia Ltd.               AU        41,121
     100    Tessenderlo Chemie                 BE        34,492
1,400,000   CIA Petroquimica Sul-Copesul       BR        59,113
9,300,000   Fertilizantes Fosfatdos
             (Preferred)                       BR        28,048
   2,400    Donohue, Inc. (Class A)            CN        33,545
*    116    Sepap AS                           CZ         8,317
*    221    Synthesia AS                       CZ         6,592
     400    Nord Est                           FR         9,050
     150    Saint Louis                        FR        43,184
     100    Sommer Allibert                    FR        26,475
     400    Hellas Can SA                      GR         8,362
   9,000    Chugoku Marine Paints              JP        38,772
   9,000    Nippon Metal Industry              JP        33,133
   9,000    Apasco SA de CV                    MX        33,631
*  6,000    Empaques Ponderosa SA Series B     MX        12,739
     400    DSM NV                             NL        29,934
   1,800    European Vinyls Corp.
             International NV                  NL        56,410
   8,900    Hartebeesfontein Gold Mining
               Co. Ltd.                        SA        22,328
   3,000    Randfontein Estates Gold Mining Co.
            Witwatersrand Ltd.                 SA        16,656
     500    Western Deep Levels Ltd.           SA        13,983
   3,600    SSAB Svenskt Stal AB "B"           SW        36,095
   4,500    National Petrochemical Co.         TH        10,640
  15,000    Cimentas                           TU         9,060
   2,300    Smith (David S.) Holdings PLC      UK        21,044
                                                    -----------
                                                        670,242
                                                    -----------
RETAIL - 2.6%

   2,000    Oak & Co.                          JP        11,534
  20,400    Acma Ltd.                          SG        66,388
  12,700    East Asiatic Co. Ltd.              TH        16,654
   9,100    Saha Pathana Inter-Holding Ltd.
            (Foreign Registered)               TH        16,815
                                                    -----------
                                                        111,391
                                                    -----------
SHELTER - 9.0%

     700    Bau Holding AG                     AS        32,468
  10,400    Leighton Holdings Ltd.             AU        23,996
  10,900    Pioneer International Ltd.         AU        26,727
*  5,000    Brasilit SA                        BR         9,308
*     56    Inzenyrske a Prumslove Stavby AS   CZ         4,711
     325    GTM Entrepose SA                   FR        21,095
     450    Societe Generale d'Enterprises SA  FR         9,214

                                               Country    Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
SHELTER (CONTINUED)

  67,000    Kumagai Gumi                       HK       $50,697
   5,000    Daikyo, Inc.                       JP        33,436
   5,000    Daito Trust Construction           JP        44,059
   9,000    Tokyu Construction Co.             JP        40,094
   4,800    Vitro SA                           MX        10,531
   7,000    Land & General Berhad              MY        16,260
   4,400    Boskalis Westminster               NL        52,928
  12,200    Crest Nicholson PLC                UK         8,884
                                                    -----------
                                                        384,408
                                                    -----------
TECHNOLOGY - 1.1%

*    322    SPT Telecom AS                     CZ        31,831
   1,100    Alphatec Electronics Public
             Co. Ltd.                          TH        13,900
                                                         45,731
TRANSPORTATION - 0.9%

   1,500    Koninklijke Nedlloyd Groep NV      NL        38,082
                                                    -----------
                                                         38,082
                                                    -----------
UTILITIES - 5.5%

   3,100    Telecom Argentina SA (Class B)     AR        11,903
2,500,000   Companhia Energetica de
             Minas Gerais                      BR        54,079
*    741    Ceske Energeticke Zavody AS        CZ        28,903
  10,000    Boustead Holdings Berhad           MY        20,079
   1,200    Electra De Viesgo SA               SP        23,849
      50    Aare-Tessin AG
            (Registered Shares)                SZ        33,671
   3,800    Northumbrian Water Group PLC       UK        59,913
                                                    -----------
                                                        232,397
                                                    -----------

TOTAL STOCKS (Cost $4,377,310)                        4,160,738
                                                    -----------

                                            Country      Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.2%

    7,165   Bankers Trust Commingled Trust FundUS         7,165
                                                    -----------

TOTAL SHORT TERM INVESTMENTS (Cost $7,165)                7,165
                                                    -----------

TOTAL INVESTMENTS (Cost $4,384,475), 98.2%            4,167,903

OTHER ASSETS AND LIABILITIES, NET, 1.8%                  76,956
                                                    -----------

TOTAL NET ASSETS, 100.0%                            $ 4,244,859
                                                    ===========

COUNTRY DIVERSIFICATION

    Country                                     % Of
     Code      Country Name                  Net Assets
--------------------------------------------------------------------------------

       AR      Argentina                         2.4%
       AS      Austria                           0.8%
       AU      Australia                         6.2%
       BE      Belgium                           1.5%
       BR      Brazil                            6.4%
       CN      Canada                            1.6%
       CZ      Czech Republic                    2.3%
       FR      France                           11.0%
       GM      Germany                           1.8%
       GR      Greece                            4.1%
       HK      Hong Kong                         4.3%
       ID      Indonesia                         0.6%
       IT      Italy                             0.5%
       JP      Japan                            14.6%
       MX      Mexico                            2.2%
       MY      Malaysia                          5.0%
       NL      Netherlands                       7.0%
       NO      Norway                            0.3%
       NZ      New Zealand                       1.7%
       PH      Philippines                       0.5%
       PT      Portugal                          1.0%
       SG      Singapore                         3.0%
       SA      South Africa                      2.4%
       SP      Spain                             0.6%
       SW      Sweden                            2.1%
       SZ      Switzerland                       3.4%
       TH      Thailand                          3.0%
       TU      Turkey                            2.0%
       UK      United Kingdom                    5.7%
       US      United States                     2.0%
                                               ------
               TOTAL                           100.0%
                                               ======

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont U.S. Micro-Cap Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                        Value
   Shares   Security Description                      (Note 1)
--------------------------------------------------------------------------------
STOCKS - 88.2%
CONSUMER DURABLES - 5.1%

* 14,550    Leslie's Poolmart                        $210,975
*  3,000    SCP Pool Corp.                             30,375
*  5,200    West Marine, Inc.                         158,600
                                                  -----------
                                                      399,950
                                                  -----------

CONSUMER NON-DURABLES - 1.2%

*  2,400    Longhorn Steaks, Inc.                      40,200
* 10,000    Mountasia Entertainment International, Inc.56,250
                                                  -----------
                                                       96,450
                                                  -----------

CONSUMER SERVICES - 12.9%

  13,600    Barefoot, Inc.                            164,900
*  5,600    Damark International, Inc. (Class A)       33,600
* 12,100    Garden Ridge Corp.                        432,575
*  4,200    Logan's Roadhouse, Inc.                    63,000
*  6,250    Saga Communications, Inc. (Class A)        98,438
* 21,600    Video Sentry Corp.                        216,000
                                                  -----------
                                                    1,008,513
                                                  -----------

ENERGY - 7.9%

* 23,500    Core Laboratories NV                      240,875
* 14,000    Cairn Energy USA, Inc.                    168,000
* 11,000    Lomak Petroleum, Inc.                      85,250
*  8,500    Numar Corp.                                89,250
*  7,500    Tipperary Corp.                            30,000
                                                  -----------
                                                      613,375
                                                  -----------

FINANCIAL SERVICES - 7.7%

*  4,200    Calumet Bancorp, Inc.                     114,450
   4,500    ISB Financial Corp.                        75,375
*  4,500    Imperial Thrift & Loan Association         51,750
   4,500    Life Bancorp, Inc.                         69,750
* 10,000    PennFed Financial Services, Inc.          145,000
   8,000    Sirrom Capital Corp.                      141,000
                                                  -----------
                                                      597,325
                                                  -----------

HEALTH CARE - 12.7%

* 14,700    Cytel Corp.                                75,338
*  4,500    Enterprise Systems, Inc.                  105,187
* 39,000    Gensia, Inc.                              165,750
*  9,900    Health Payment Review, Inc.               257,400
*  2,700    Liposome Co., Inc.                         41,512
* 15,800    Penederm, Inc.                            156,025
* 11,300    Summit Medical Systems, Inc.              186,450
                                                  -----------
                                                      987,662
                                                  -----------

                                                        Value
   Shares   Security Description                      (Note 1)
--------------------------------------------------------------------------------
RAW MATERIALS - 4.2%

   8,500    Delta & Pine Land Co.                    $329,375
                                                  -----------
                                                      329,375
                                                  -----------
SHELTER - 3.5%

* 21,000    D.R. Horton, Inc.                         233,625
   4,000    Engle Homes, Inc.                          35,000
                                                  -----------
                                                      268,625
                                                  -----------

TECHNOLOGY (EQUIPMENT) - 18.5%

* 12,000    Ade Corp.                                 180,000
* 24,000    Applied Signal Technology, Inc.           114,000
* 16,000    CEM Corp.                                 210,000
*  4,000    Computer Management Sciences, Inc.         82,000
*  9,000    Elantec Semiconductor, Inc.                65,250
* 10,300    Hologic, Inc.                             267,800
* 10,000    Micrel, Inc.                              227,500
*  8,000    PRI Automation, Inc.                      296,000
                                                  -----------
                                                    1,442,550
                                                  -----------

TECHNOLOGY (SOFTWARE) - 13.2%

* 12,000    Speedfam International, Inc.              196,500
* 23,700    State of the Art, Inc.                    254,775
* 12,700    Truevision                                 98,425
*  9,000    Verity, Inc.                              330,750
*  4,500    Veritas Software Corp.                    145,125
                                                  -----------
                                                    1,025,575
                                                  -----------

TRANSPORTATION - 1.3%

*  5,000    RailTex, Inc.                             103,750
                                                  -----------
                                                      103,750
                                                  -----------

TOTAL STOCKS (Cost $5,925,270)                      6,873,150
                                                  -----------

                                                         Value
Face Amount/Issuer/Discount Rate/Stated Maturity       (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS- 11.1%

 365,479    Bankers Trust Commingled Trust Fund       365,479
 500,000    Federal Home Loan Mortgage Corp.,
            Discount Note, 5.600%, 11/01/95           500,000
                                                  -----------

TOTAL SHORT TERM INVESTMENTS (Cost $865,479)          865,479
                                                  -----------

TOTAL INVESTMENTS (Cost $6,790,749), 99.3%          7,738,629
                                                  -----------

OTHER ASSETS AND LIABILITIES, NET, 0.7%                53,488
                                                  -----------

TOTAL NET ASSETS, 100.0%                          $ 7,792,117
                                                  ===========

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont Growth Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------
STOCKS - 95.3%
BUSINESS EQUIPMENT & SERVICES - 6.3%

   3,600    Automatic Data Processing, Inc.    US      $257,400
* 14,000    Ceridian Corp.                     US       609,000
   2,600    Dun & Bradstreet Corp.             US       155,350
  23,301    First Data Corp.                   US     1,540,798
   4,700    General Motors Corp. (Class E)     US       221,488
* 14,300    Office Depot, Inc.                 US       409,338
   8,250    Paychex, Inc.                      US       357,844
   8,300    WMX Technologies, Inc.             US       233,437
                                                    -----------
                                                      3,784,655
                                                    -----------

CAPITAL GOODS - 3.1%

   3,300    Emerson Electric Co.               US       235,125
  12,900    General Electric Co.               US       815,925
   3,200    Illinois Tool Works, Inc.          US       186,000
*  7,000    Owens-Corning Fiberglass Corp.     US       296,625
   3,400    PPG Industries, Inc.               US       144,500
*  5,000    Varity Corp.                       US       181,250
                                                    -----------
                                                      1,859,425
                                                    -----------

CONSUMER DURABLES - 1.3%

   4,000    Goodyear Tire & Rubber Co.         US       152,000
  23,000    Harley-Davidson, Inc.              US       615,250
                                                    -----------
                                                        767,250
                                                    -----------

CONSUMER NON-DURABLES - 13.6%

   3,500    Anheuser Busch Cos., Inc.          US       231,000
   8,300    Archer Daniels Midland Co.         US       133,838
   3,200    Campbell Soup Co.                  US       167,600
  17,900    Coca-Cola Co.                      US     1,286,563
   2,400    Colgate Palmolive Co.              US       166,200
   2,700    ConAgra, Inc.                      US       104,287
   2,000    CPC International                  US       132,750
*  3,300    Crown Cork & Seal Co., Inc.        US       115,087
   4,700    Eastman Kodak Co.                  US       294,337
   3,100    General Mills, Inc.                US       177,862
  18,400    Gillette Co.                       US       890,100
   3,300    Heinz (H.J.) & Co.                 US       153,450
   3,000    Kellogg Co.                        US       216,750
  11,800    Pepsico, Inc.                      US       622,450
  20,200    Philip Morris Cos., Inc.           US     1,706,900
  16,000    Procter & Gamble Co.               US     1,296,000
   2,100    Ralston Purina Group               US       124,688
   5,900    Sara Lee Corp.                     US       173,313
   5,400    Tyson Foods, Inc. (Class A)        US       128,925
                                                    -----------
                                                      8,122,100
                                                    -----------

CONSUMER SERVICES - 5.2%

   9,000    Loewen Group, Inc.                 CN       360,422
   2,200    Capital Cities/ABC, Inc.           US       260,975
   2,300    CBS, Inc.                          US       185,725
* 20,600    CUC International, Inc.            US       713,275

                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)

   6,900    Disney (Walt) Co.                  US      $397,612
   8,500    Marriott International, Inc.       US       313,437
   6,800    Mattel, Inc.                       US       195,500
* 10,300    Viacom, Inc. (Class B)             US       515,000
     600    Washington Post Co. (Class B)      US       174,000
                                                    -----------
                                                      3,115,946
                                                    -----------

ENERGY - 2.8%

   3,000    Amoco Corp.                        US       191,625
   1,500    Atlantic Richfield Co.             US       160,125
   2,600    Exxon Corp.                        US       198,575
   1,700    Mobil Corp.                        US       171,275
   6,000    Schlumberger Ltd.                  US       373,500
  11,000    Union Texas Petroleum
             Holdings, Inc.                    US       198,000
  13,500    Unocal Corp.                       US       354,375
                                                    -----------
                                                      1,647,475
                                                    -----------

FINANCIAL SERVICES - 8.6%

  12,000    American Express Co.               US       487,500
  13,000    American International Group, Inc. US     1,096,875
  13,500    Citicorp                           US       875,812
   8,000    Exel Ltd.                          US       428,000
   6,500    Federal Home Loan Mortgage Corp.   US       450,125
     900    General Re Corp.                   US       130,388
  14,000    Mercury Finance Co.                US       269,500
  10,000    Mercury General Corp.              US       420,000
  10,000    MGIC Investment Corp.              US       568,750
  13,000    Norwest Corp.                      US       383,500
   1,000    Progressive Corp.                  US        41,500
                                                    -----------
                                                      5,151,950
                                                    -----------

HEALTH CARE - 16.1%

  10,700    Abbott Laboratories                US       425,325
   4,600    American Home Products Corp.       US       407,675
* 14,000    Amgen, Inc.                        US       672,000
   2,200    Becton Dickinson & Co.             US       143,000
*  2,700    Boston Scientific Corp.            US       113,737
   7,000    Bristol-Myers Squibb Co.           US       533,750
   6,100    Columbia HCA Healthcare Corp.      US       299,662
*  2,500    Forest Laboratories, Inc.
             (Class A)                         US       103,437
   7,000    HBO & Co.                          US       495,250
* 12,500    Healthsouth Rehabilitation Corp.   US       326,562
  16,800    Johnson & Johnson                  US     1,369,200
   3,900    Lilly (Eli) & Co.                  US       376,838
  13,000    Medtronic, Inc.                    US       750,750
  14,600    Merck & Co.                        US       839,500
* 15,000    Mid Atlantic Medical Services,Inc. US       298,125
  24,100    Pfizer, Inc.                       US     1,382,738
   5,400    Schering Plough Corp.              US       289,575
   6,000    Stryker Corp.                      US       270,750
  10,000    United Healthcare Corp.            US       531,250
                                                    -----------
                                                      9,629,124
                                                    -----------

                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------

MISCELLANEOUS - 3.1%

  29,100    Inefficient Market Fund, Inc.      US      $305,550
  56,500    Morgan Grenfell Small Cap Fund,Inc.US       656,813
  69,800    Royce Value Trust                  US       898,675
                                                    -----------
                                                      1,861,038
                                                    -----------

MULTI-INDUSTRY - 1.0%

   1,700    ITT Corp.                          US       208,250
   6,800    Minnesota Mining &
             Manufacturing Co.                 US       386,750
                                                    -----------
                                                        595,000
                                                    -----------

RAW MATERIALS - 1.8%

*  4,300    Alumax, Inc.                       US       126,850
   3,500    Du Pont (E.I.) de Nemours & Co.    US       218,313
   9,400    Engelhard Corp.                    US       233,825
   5,000    Monsanto Co.                       US       523,750
                                                    -----------
                                                      1,102,738
                                                    -----------

RETAIL - 3.9%

*  4,300    Federated Department Stores, Inc.  US       109,112
  21,700    Home Depot, Inc.                   US       808,325
   8,800    McDonalds Corp.                    US       360,800
*  3,700    Safeway, Inc.                      US       174,825
*  5,300    Stop & Shop Cos., Inc.             US       109,975
*  6,300    Toys R Us, Inc.                    US       137,813
  27,800    Wal Mart Stores, Inc.              US       601,175
                                                    -----------
                                                      2,302,025
                                                    -----------

SHELTER - 1.1%

   3,500    Georgia Pacific Corp.              US       288,750
   4,200    International Paper Co.            US       155,400
   2,900    Kimberly-Clark Corp.               US       210,613
                                                    -----------
                                                        654,763
                                                    -----------

TECHNOLOGY (COMPONENTS) - 12.1%

*  8,000    3Com Corp.                         US       376,000
   3,200    Amp, Inc.                          US       125,600
*  9,000    Applied Materials, Inc.            US       451,125
* 19,200    Cisco Systems, Inc.                US     1,488,000
  23,500    Intel Corp.                        US     1,642,062
*  3,000    Litton Industries, Inc.            US       118,875
* 14,000    LSI Logic Corp.                    US       659,750
   2,800    Micron Technology, Inc.            US       197,750
  16,700    Motorola, Inc.                     US     1,095,937
* 14,000    Novadigm, Inc.                     US       287,000
   3,800    Raytheon Co.                       US       165,775
   2,700    Texas Instruments, Inc.            US       184,275
*  9,000    Xilinx, Inc.                       US       414,000
                                                     ----------
                                                      7,206,149
                                                    -----------

TECHNOLOGY (EQUIPMENT) - 5.4%

* 29,900    AirTouch Communications, Inc.      US       852,150
   8,700    Boeing Co.                         US       570,938
*  3,600    Compaq Computer Corp.              US       200,700
* 13,500    DSC Communications Corp.           US       499,500
   6,900    Hewlett-Packard Co.                US       639,113
   1,800    International Business Machines    US       175,050
*  8,000    Silicon Graphics, Inc.             US       266,000
                                                     ----------
                                                      3,203,451
                                                    -----------

                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------
TECHNOLOGY (SOFTWARE) - 5.6%

   9,950    Computer Associates
             International, Inc.               US      $547,250
* 13,500    Microsoft Corp.                    US     1,350,000
* 22,100    Oracle Systems Corp.               US       964,113
*  7,000    Parametric Technology Corp.        US       468,125
                                                    -----------
                                                      3,329,488
                                                    -----------

TRANSPORTATION - 0.3%

   2,400    Union Pacific Corp.                US       156,900
                                                    -----------
                                                        156,900
                                                    -----------

UTILITIES - 4.0%

   5,000    Ameritech Corp.                    US       270,000
  13,800    AT&T Corp.                         US       883,200
   3,900    Bell Atlantic Corp.                US       248,138
   4,200    Century Telephone Enterprises      US       121,800
  15,100    Enron Corp.                        US       519,062
   6,400    Illinova Corp.                     US       181,600
   3,200    Telephone & Data Systems, Inc.     US       128,000
                                                    -----------
                                                      2,351,800
                                                    -----------

TOTAL STOCKS (Cost $47,793,575)                      56,841,277

                                          Country        Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 4.0%

2,353,577  Bankers Trust Commingled Trust Fund US     2,353,577
                                                    -----------

TOTAL SHORT TERM INVESTMENTS (Cost $2,353,577)        2,353,577
                                                    -----------

TOTAL INVESTMENTS (Cost $50,147,152), 99.3%          59,194,854
                                                    -----------

OTHER ASSETS AND LIABILITIES, NET, 0.7%                 437,565
                                                    -----------

NET ASSETS, 100.0%                                  $59,632,419
                                                    -----------

COUNTRY DIVERSIFICATION
     Country                                      % Of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------

       CN   Canada                               0.6%
       US   United States                       99.4%
                                               ------
            TOTAL                              100.0%
                                               ======

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont Bond Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
BONDS - 76.1%
MORTGAGE BACKED SECURITIES - 42.3%

          319,720   Collateralized Mortgage Obligation Trust CMO, 5-EZ ..............    9.400%        08/01/16       $ 337,405
          488,483   Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC .......    7.985%        05/01/17         501,001
          793,364   FHLMC AO1007 ....................................................    8.250%        08/01/17         820,997
        1,409,404   FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC ............................    7.000%        11/15/20       1,387,487
        1,498,834   FNMA ARM ........................................................    6.878%        11/01/23       1,535,135
          596,490   FNMA CMO, 1990-142J, REMIC ......................................    9.250%        12/25/03         600,403
        1,034,420   FNMA CMO, 1990-53G, PAC REMIC ...................................    8.000%        12/25/18       1,046,378
          200,000   FNMA CMO, 1993-11J, PAC REMIC ...................................    7.500%        02/25/08         203,031
        6,682,646   GNMA II ARM .....................................................    7.250%        09/20/24       6,749,472
        4,802,570   GNMA II ARM .....................................................    6.500%        10/20/24       4,850,596
          126,980   GNMA II ARM .....................................................    7.500%        02/20/25         129,889
        1,687,127   GNMA II ARM .....................................................    7.500%        03/20/25       1,725,779
        1,613,946   MDC Mortgage Funding Corp. CMO, P-4Z ............................    9.500%        11/20/17       1,704,408
        1,000,000   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC .........    7.000%        07/20/21         999,150
        7,338,223   Prudential Bache CMO Trust, 14-G, REMIC .........................    8.400%        03/20/21       7,652,390
          786,752   Resolution Trust Corp. CMO, 1992-M4 A1 REMIC ....................    8.000%        09/25/21         806,169
        1,552,747   Ryland Mortgage Securities Corp. CMO, 1993-8-A, REMIC ...........    7.878%        09/25/23       1,576,039
          967,849   Saxon Mortgage Securities Corp. CMO, 1992-1 A1, ARM REMIC .......    8.169%        09/25/22         987,659
        3,000,000   Securitized Asset Sales, lnc. CMO, 1993-2A9, PAC (11) REMIC .....    6.200%        07/25/08       2,907,180
                                                                                                                   ------------
               TOTAL MORTGAGE BACKED SECURITIES                                                                      36,520,568
                                                                                                                   ------------

CORPORATE BONDS - 18.2%

        1,000,000   Arkla, lnc. .....................................................    9.200%        12/18/97       1,044,150
          500,000   Cleveland Electric Co. ..........................................    9.110%        07/22/96         505,590
          260,000   CMS Energy Corp., Deferred Coupon (Callable 10/01/97 @ 101.65) ..    9.875%        10/01/99         274,300
          907,000   Delta Air Lines, Inc. (Sinking Fund Bond) .......................    9.450%        02/14/06       1,028,997
        1,825,000   Delta Air Lines, Inc. (Sinking Fund Bond) .......................    9.450%        02/26/06       2,048,002
        3,000,000   General Motors Acceptance Corp. .................................    6.700%        05/20/96       3,010,170
        2,000,000   Long Island Lighting Co. ........................................    8.750%        05/01/96       2,024,580
        1,000,000   Ohio Edison .....................................................    8.500%        05/01/96       1,009,880
        2,000,000   Time Warner, Inc. ...............................................    7.450%        02/01/98       2,041,200
          375,000   Time Warner, Inc., FRN (Callable 08/15/96 @ 101.5)...............    6.835%        08/15/00         375,900
          225,000   Time Warner, Inc. ...............................................    7.975%        08/15/04         231,140
          450,000   Time Warner, Inc. ...............................................    8.110%        08/15/06         462,884
          450,000   Time Warner, Inc. ...............................................    8.180%        08/15/07         464,283
        1,000,000   United Airlines .................................................   10.670%        05/01/04       1,161,583
                                                                                                                   ------------
               TOTAL CORPORATE BONDS                                                                                 15,682,659
                                                                                                                   ------------

FOREIGN BONDS - 9.6%

DM      6,800,000   Federal Republic of Germany .....................................    6.250%        01/04/24       4,259,205
CAN    $2,500,000   Government of Canada ............................................    8.750%        12/01/05       2,022,232
US     $3,000,000   United Mexican States (Callable Semiannually in June or December @ 100) 6.875%     12/31/19       2,002,500
                                                                                                                   ------------
               TOTAL FOREIGN BONDS                                                                                    8,283,937
                                                                                                                   ------------

U.S. GOVERNMENT & AGENCY BONDS - 4.4%

          290,000   Federal Home Loan Bank (Callable 04/29/96 @ 100).................    6.380%        04/29/03          285,151
          500,000   Federal Home Loan Mortgage Corp. (Callable 07/02/96 @ 100).......    6.390%        07/02/03          491,170
        3,000,000   U.S. Treasury Notes..............................................    5.785%        07/31/97        3,011,730
                                                                                                                    ------------
               TOTAL U.S. GOVERNMENT & AGENCY BONDS                                                                    3,788,051
                                                                                                                    ------------

                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE SECURITIES - 1.6%

        3,596,654   FHLMC Interest Only, 1587HA, PAC-1 REMIC.........................    6.500%        10/15/08         $496,788
        5,419,230   FNMA lnterest Only, 1994-27WB, PAC-1 REMIC.......................    6.500%        06/25/14          514,117
          390,998   FNMA Principal Only, G93-12B, PAC (11) REMIC..............................         02/25/23          367,902
                                                                                                                    ------------
               TOTAL STRIPPED MORTGAGE SECURITIES                                                                      1,378,807
                                                                                                                    ------------

               TOTAL BONDS (Cost $64,315,813)                                                                         65,654,022
                                                                                                                    ------------

CONVERTIBLE PREFERRED STOCK - 0.5%

           20,000   Long Island Lighting Co...................................................................           465,000
                                                                                                                    ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (Cost $486,000)                                                         465,000
                                                                                                                    ------------

SHORT TERM SECURITIES - 22.0%

        1,700,000   Abbott Laboratories, CP .........................................    5.710%        11/14/95        1,696,495
        3,000,000   AT&T Corp., CP ..................................................    5.710%        11/29/95        2,986,677
          717,851   Bankers Trust Commingled Trust Fund ......................................................           717,851
          100,000   Hewlett-Packard Co., CP .........................................    5.630%        11/21/95           99,687
        1,000,000   KFW International Finance, DN ...................................    5.700%        01/17/96          987,808
        1,500,000   Kimberly-Clark Corp., CP ........................................    5.730%        11/14/95        1,496,896
          900,000   Mexico Government Bond, Tesobono ................................   16.407%        01/18/96          884,250
        2,000,000   Minnesota Mining & Manufacturing Co., CP ........................    5.730%        11/01/95        2,000,000
        1,000,000   New South Wales Treasury, DN ....................................    5.660%        11/10/95          998,585
        3,000,000   Oesterreichische Kontrollbank, DN ...............................    5.700%        11/10/95        2,995,725
        3,500,000   Procter & Gamble, CP ............................................    5.630%        11/17/95        3,491,242
         t 10,000   U.S. Treasury Bill ..............................................    5.450%        11/16/95            9,977
        t 230,000   U.S. Treasury Bill ..............................................    5.880%        11/16/95          229,437
         t 80,000   U.S. Treasury Bill ..............................................    5.280%        02/08/96           78,830
         t 50,000   U.S. Treasury Bill ..............................................    5.300%        02/08/96           49,269
        t 190,000   U.S. Treasury Bill ..............................................    5.250%        02/15/96          187,025
        t 100,000   U.S. Treasury Bill ..............................................    5.290%        02/15/96           98,434
                                                                                                                    ------------
               TOTAL SHORT TERM SECURITIES (Cost $18,992,002)                                                         19,008,188
                                                                                                                    ------------

        Number of                                                                                                        Value
        Contracts   Description                                                                                        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS - 0.0%

               35   CBOT 30 yr. U.S. Treasury Bond Futures, Strike @106, Exp. 11/17/95........................               547
                                                                                                                    ------------

               TOTAL PUT OPTIONS (Cost $705)                                                                                 547

                                                                                                                    ------------
               TOTAL INVESTMENTS (Cost $83,794,520), 98.6%                                                            85,127,757

               TOTAL OTHER ASSETS AND LIABILITIES, NET, 1.4%                                                           1,214,914
                                                                                                                    ------------
               NET ASSETS, 100.0%                                                                                   $ 86,342,671
                                                                                                                     ===========

PORTFOLIO ABBREVIATIONS:
    ARM -Adjustable Rate Mortgage
   CBOT -Chicago Board of Trade
    CMO -Collateralized Mortgage Obligation
     CP -Commercial Paper
     DN -Discount Note
  FHLMC -Federal Home Loan Mortgage Corp.
   FNMA -Federal National Mortgage Association
    FRN -Floating Rate Note
   GNMA -Government National Mortgage Association
  REMIC -Real Estate Mortgage Investment Conduit tOn deposit with broker for initial margin on futures contracts (Note 1). The accompanying notes are an integral part of these financial statements.

Fremont Money Market Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                    Discount       Maturity         Value
         Principal      Issuer                                                        Rate           Date         (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 82.5%

        10,000,000      Abbey National North America Corp. .......................  5.660%         12/07/95     $ 9,943,400
        10,000,000      Alcatel Alsthom, Inc. ....................................  5.700%         01/17/96       9,878,083
        10,000,000      American Express Credit Corp. ............................  5.660%         12/18/95       9,926,106
        10,000,000      Ameritech Capital Funding *...............................  5.540%         03/18/96       9,787,633
        10,000,000      B.B.V. Finance (Delaware), Inc. ..........................  5.730%         11/03/95       9,996,817
        10,000,000      Bausch & Lomb, Inc. ......................................  5.670%         02/09/96       9,842,500
        10,000,000      Boral Industries, Inc. ...................................  5.780%         11/27/95       9,958,256
         5,000,000      Cadbury Schweppes Money Management PLC ...................  5.780%         11/15/95       4,988,761
        10,000,000      Cargill Financial Services Corp.* ........................  5.470%         01/12/96       9,890,600
        10,000,000      CPC International* .......................................  5.710%         01/10/96       9,888,972
         5,000,000      Ford Motor Credit Corp. ..................................  5.730%         11/14/95       4,989,654
        10,000,000      Goldman Sachs & Co. ......................................  5.680%         01/26/96       9,864,311
        10,000,000      Halifax Building Society .................................  5.690%         01/08/96       9,892,522
        10,000,000      Hanson Finance PLC (UK) ..................................  5.730%         11/13/95       9,980,900
        10,000,000      Hitachi America Ltd. .....................................  5.970%         11/03/95       9,996,683
        10,000,000      Merrill Lynch & Co., Inc. ................................  5.720%         11/08/95       9,988,878
        10,000,000      Mitsui & Co. .............................................  5.730%         12/05/95       9,945,883
        10,000,000      Rabobank Nederland .......................................  5.620%         12/06/95       9,945,361
        10,000,000      Sandoz Corp. .............................................  5.700%         01/29/96       9,859,083
        10,000,000      Sonoco Products, Inc. ....................................  5.750%         11/07/95       9,990,417
        10,000,000      Sony Capital Corp.* ......................................  5.710%         12/11/95       9,936,556
        10,000,000      Sumitomo Corp. of America ................................  5.700%         12/22/95       9,919,250
        10,000,000      Sweden, Kingdom of .......................................  5.650%         11/27/95       9,959,195
        10,000,000      Swedish Export Credit Corp. ..............................  5.670%         11/06/95       9,992,125
         8,900,000      Toshiba International Finance PLC (UK) ...................  5.750%         01/03/96       8,810,444
        10,000,000      Yale University ..........................................  5.720%         01/31/96       9,855,411
                                                                                                               ------------
                        TOTAL COMMERCIAL PAPER                                                                  247,027,801
                                                                                                               ------------


OTHER SHORT TERM SECURITIES - 19.0%

        24,778,657      Bankers Trust Commingled Trust Fund ..............................................       24,778,657
        10,000,000      Bayerische Vereinsbank AG, Yankee CD t .................     5.900%        09/12/96      10,000,000
         2,105,000      Federal Home Loan Bank, DN .............................     5.520%        12/26/95       2,087,248
        10,000,000      Federal National Mortgage Association, AN t.............     5.660%        03/15/96      10,000,000
        10,000,000      Federal National Mortgage Association, MTN t............     5.710%        06/10/96       9,994,672
                                                                                                               ------------

                        TOTAL OTHER SHORT TERM SECURITIES                                                        56,860,577
                                                                                                               ------------

                        TOTAL INVESTMENTS (Cost $303,888,378), 101.5%                                           303,888,378

                        OTHER ASSETS AND LIABILITIES, NET (1.5)%                                                 (4,576,766)
                                                                                                               ------------

                        NET ASSETS, 100.0%                                                                     $299,311,612
                                                                                                                ===========

PORTFOLIO ABBREVIATIONS:
    AN  - Agency Note
     CD - Certificate of Deposit
    DN  - Discount Note
   MTN  - Medium Term Note
*These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933. t The rate indicated for these securities is the stated coupon rate.
The accompanying notes are an integral part of these financial statements.

Fremont California Intermediate Tax-Free Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                                     Coupon           Maturity              Value
   Principal  Issuer                                                                  Rate              Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.1%

 1,000,000    California State Dept. of Veterans Affairs, Home Purchase
               Revenue 1991 Ser. A.................................................  6.450%            08/01/00         $1,047,250
 1,000,000    California State Dept. of Water Resources, Central Valley Project
               Revenue Ser. H......................................................  6.400%            12/01/00          1,099,690
              California State GO
 1,000,000     Various Purpose ....................................................  6.400%            08/01/96          1,019,120
 1,000,000     Various Purpose ....................................................  6.500%            08/01/97          1,042,630
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
              Madera County State Prison 1990 Ser. A ..............................  6.700%            09/01/97          1,046,660
 1,000,000    California State Public Works Board, Lease Revenue Refunding, Trustees of
              The California State University, 1995 Ser. B ........................  5.600%            04/01/06          1,010,170
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
              Prison D ............................................................  5.100%            06/01/06            980,740
 1,000,000    Contra Costa Transportation Authority, Sales Tax Revenue 1991 Ser. A   6.400%            03/01/01          1,093,090
 1,000,000    Contra Costa Water Authority, Revenue Refunding 1993 Ser. A
               (FGIC Insured)......................................................  5.300%            10/01/05          1,035,520
 1,000,000    Contra Costa Water District, Water Revenue Ser. F (FGIC Insured) ....  5.250%            10/01/08          1,003,840
 1,000,000    East Bay MUD, Water System Subordinated Revenue Ser. 1994 ...........  8.500%            06/01/98          1,106,370
 1,000,000    City of Irvine, Assessment District No. 89-10, Limited Obligation
              Refunding Improvement (MBIA Insured).................................  4.200%            09/02/05            922,900
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding   5.500%            09/01/07          1,025,890
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue ..........  4.700%            10/15/06            962,170
 1,000,000    Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding ....  5.625%            04/15/08          1,025,390
 1,000,000    City of Los Angeles, 1990 Solid Waste Collection Project, COP Revenue  6.400%            11/01/97          1,045,110
   750,000    Los Angeles County Sanitation District Finance Authority, 1993 Ser. A  5.250%            10/01/06            768,315
 1,000,000    Los Angeles County Transportation Authority, Sales Tax Revenue Ser. A  6.300%            07/01/01          1,086,480
 1,000,000    Metropolitan Water District of Southern California, Waterworks GO Refunding
              1993 Ser. A .........................................................  5.250%            03/01/05          1,038,420
 1,000,000    Modesto High School District, 1993 GO Refunding (FGIC Insured) ......  5.300%            08/01/04          1,042,200
 1,000,000    Modesto Irrigation District Finance Authority, Domestic Water Project Revenue
              1992 Ser. A (AMBAC Insured) .........................................  5.650%            09/01/03          1,068,000
   500,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. D
               (AMBAC Insured).....................................................  6.300%            07/01/98            521,615
 1,000,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. F ..........  5.650%            07/01/03          1,066,790
 1,000,000    Northern California Power Agency, Geothermal Project #3 Revenue Ser. A 5.600%            07/01/06          1,024,940
 1,000,000    Orange County Local Transportation Authority, Sales Tax Revenue
               First Ser. M........................................................  6.000%            02/15/06          1,036,400
 1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue Second
              Senior Ser. 1994 (FGIC Insured) .....................................  5.000%            02/15/08            974,840
   500,000    Orange County Water District, COP 1990 Project A ....................  6.500%            08/15/98            532,095
   500,000    City of Pasadena, Electric Works Revenue 1990 Series ................  6.500%            08/01/99            540,285
 1,500,000    City of Pasadena, GO Refunding Police and Jail Building 1993 ........  5.000%            06/01/07          1,529,100
 1,000,000    Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) ..  5.000%            09/01/07            993,320
 1,000,000    City of Riverside, Electric Revenue 1991 ............................  6.100%            10/01/00          1,073,700
 1,000,000    City of Riverside, Electric Revenue Refunding 1993 ..................  5.000%            10/01/06            996,210
 1,000,000    Sacramento County Sanitation District Finance Authority, Revenue
              (MBIA Insured) ......................................................  5.000%            12/01/08            981,610
 1,000,000    Sacramento MUD, Electric Revenue 1991 Ser. Y ........................  6.250%            09/01/00          1,082,630
 1,000,000    San Bernardino County Transportation Authority, Sales Tax Revenue 1992 Ser. A
              (FGIC Insured) ......................................................  6.000%            03/01/03          1,085,910
 1,000,000    City and County of San Francisco International Airport Second Series Revenue
              Issue 1 (AMBAC Insured) .............................................  6.100%            05/01/03          1,093,910
 1,000,000    City and County of San Francisco RDA, Lease Revenue Ser. 1991
              (George R. Moscone Convention Center) (AMBAC Insured)................  6.200%            10/01/00          1,084,280
 1,000,000    City and County of San Francisco, Sewer Revenue Refunding Ser. 1992
              (AMBAC Insured) .....................................................  5.800%            10/01/05          1,071,430
 1,000,000    San Francisco, CA Bay Area Rapid Transit, Sales Tax Revenue Refunding  6.400%            07/01/97          1,038,500
 1,000,000    San Jose, CA Finance Authority Revenue, Convention Center Refunding
              Project Ser. C (MBIA Insured) .......................................  5.750%            09/01/03          1,060,680

                                                                                     Coupon           Maturity              Value
   Principal  Issuer                                                                  Rate              Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)

 1,000,000    Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A 5.375%           08/01/04         $1,041,700
              Southern California Public Power Authority
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured)............  4.750%            07/01/09            923,090
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...........  4.750%            07/01/08            946,910
 1,000,000     Palo Verde Power Projects Revenue, 1993 Ser. A .....................  5.100%            07/01/06          1,004,100
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured).  6.700%            09/01/98            535,235
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured)   6.800%            09/01/99            541,025
 1,000,000    University of California, Housing System Revenue Ser. A (MBIA Insured) 5.500%            11/01/08          1,023,560
 1,000,000    West & Central Basin Financing Authority, Water Revenue West Basin
              Refunding Project (AMBAC Insured) ...................................  5.125%            08/01/06          1,012,170
 1,500,000    Yucaipa School Facilities Financing Authority, 1995 Sweetwater Refunding
              (MBIA Insured) ......................................................  6.000%            09/01/10          1,551,105
                                                                                                                      ------------

              TOTAL MUNICIPAL BONDS (Cost $46,944,424).........................................................         48,837,095
                                                                                                                      ------------

SHORT-TERM SECURITIES - 1.6%

   816,260    Provident Institutional Fund ....................................................................           816,260
                                                                                                                     ------------

              TOTAL SHORT TERM SECURITIES (Cost $816,260)......................................................           816,260

                                                                                                                     ------------
              TOTAL INVESTMENTS (Cost $47,760,684) 98.7%......................................................         49,653,355

              OTHER ASSETS AND LIABILITIES, NET 1.3%..........................................................            659,846

                                                                                                                     ------------
              NET ASSETS, 100.0%..............................................................................        $50,313,201
                                                                                                                     ============




PORTFOLIO ABBREVIATIONS:
  AMBAC -American Municipal Bond Assurance Corp.
    COP -Certificates of Participation
   FGIC -Financial Guaranty Insurance Corp.
     GO -General Obligation
   MBIA -Municipal Bond Investor Assurance Corp.
    MUD -Municipal Utility District
    RDA -Redevelopment Agency
The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
October 31, 1995
STATEMENTS OF ASSETS AND LIABILITIES
                                                                                           International               International
                                                                   Global                     Growth                     Small Cap
                                                                    Fund                       Fund                        Fund
Assets:
   Investments in securities at cost                            $435,900,719                $30,095,936                  $4,384,475
                                                                 ===========                 ==========                  ==========

   Investments in securities at value (Note 1)                   482,376,221                 32,155,472                   4,167,903
   Cash                                                                   --                         --                      80,807
   Dividends and interest receivable                               3,479,812                     57,128                      15,046
   Receivable for securities sold                                  1,109,860                         --                          --
   Receivable from sale of fund shares                                50,857                     10,545                      19,160
   Receivable for variation margin                                        --                         --                          --
   Unrealized appreciation on foreign currency contracts              30,825                         --                          --
   Prepaid expense                                                    23,113                         --                          --
   Unamortized organization costs (Note 3)                                --                         --                          --
                                                                 -----------                 ----------                  ----------

      Total assets                                               487,070,688                 32,223,145                   4,282,916
                                                                 -----------                 ----------                  ----------

Liabilities:
   Unrealized depreciation on foreign currency contracts                  --                         --                          --
   Liability for options written                                          --                         --                          --
   Variation margin payable                                           53,025                         --                          --
   Dividends payable to shareholders                                 125,057                        383                      15,458
   Payable for securities purchased                                3,182,827                     26,401                      15,640
   Payable for fund shares redeemed                                  895,038                         --                          --
   Accrued expenses:
      Investment advisory and administrative fees                    307,043                     40,348                       6,959
      Shareholder servicing fees                                       6,500                         --                          --
      Custody fees                                                    76,603                         --                          --
      Accounting fees                                                 29,822                         --                          --
      Audit and legal fees                                            31,617                         --                          --
      Other payables                                                   8,300                         --                          --
                                                                 -----------                 ----------                  ----------

      Total liabilities                                            4,715,832                     67,132                      38,057
                                                                 -----------                 ----------                  ----------

Net assets                                                      $482,354,856                $32,156,013                  $4,244,859
                                                                ============                 ==========                  ==========

Net assets consist of:
   Paid in capital                                              $416,233,588                $32,362,847                  $4,496,814
   Undistributed net investment income (loss)                      2,004,174                    170,045                       9,448
   Unrealized appreciation (depreciation) on investments          43,682,144                  2,059,536                   (216,572)
   Unrealized appreciation (depreciation) on foreign currency
    contracts and other assets and liabilities                        38,458                        661                       (946)
   Accumulated net realized gain (loss)                           20,396,492                 (2,437,076)                   (43,885)
                                                                 -----------                 ----------                  ----------

Net assets                                                      $482,354,856                $32,156,013                  $4,244,859
                                                                 ===========                 ==========                  ==========

Shares of capital stock outstanding                               33,873,265                  3,309,234                     471,446
                                                                 ===========                 ==========                  ==========

Net asset value per share                                             $14.24                      $9.72                       $9.00
                                                                 ===========                 ==========                  ==========

                                                                                                                   California
                                                                 U.S.                                      Money Intermediate
                                                            Micro-Cap        Growth         Bond          Market     Tax-Free
                                                                 Fund          Fund         Fund            Fund         Fund
Assets:
Investments in securities at cost                          $6,790,749   $50,147,152  $83,794,520    $303,888,378  $47,760,684
                                                           ==========    ==========   ==========      ==========   ==========

Investments in securities at value (Note 1)                 7,738,629    59,194,854   85,127,757     303,888,378   49,653,355
Cash                                                               --        24,470      213,341              --       76,349
Dividends and interest receivable                               4,148        50,781    1,071,726         447,148      661,237
Receivable for securities sold                                     --       545,011           --              --           --
Receivable from sale of fund shares                            61,518        21,900        1,946       1,380,490        1,650
Receivable for variation margin                                    --            --       59,813              --           --
Unrealized appreciation on foreign currency contracts              --            --           --              --           --
Prepaid expense                                                    --           429           --           3,163          627
Unamortized organization costs (Note 3)                            --         5,278        4,494              --           --
                                                           ----------    ----------   ----------      ----------   ----------

Total assets                                                7,804,295    59,842,723   86,479,077     305,719,179   50,393,218
Liabilities:

Unrealized depreciation on foreign currency contracts              --        21,767           --              --
Liability for options written                                      --         2,188           --              --
Variation margin payable                                           --            --           --              --
Dividends payable to shareholders                                  --           617       11,941          20,109       26,735
Payable for securities purchased                                   --       125,579           --              --           --
Payable for fund shares redeemed                                   --        14,265       38,295       6,283,032           --
Accrued expenses:
Investment advisory and administrative fees                    12,178        32,559       28,859          54,800       13,016
Shareholder servicing fees                                         --         2,000        1,750           2,400        2,100
Custody fees                                                   18,070        10,025        8,325           2,341
Accounting fees                                                    --         4,264        6,231          15,019        5,670
Audit and legal fees                                               --        12,530       12,000          12,230       17,280
Other payables                                                    420         3,350       11,652          12,875
                                                           ----------    ----------   ----------      ----------   ----------

Total liabilities                                              12,178       210,304      136,406       6,407,567       80,017
                                                           ----------    ----------   ----------      ----------   ----------

Net assets                                                 $7,792,117   $59,632,419  $86,342,671    $299,311,612  $50,313,201
                                                           ==========    ==========   ==========      ==========   ==========
Net assets consist of:

Paid in capital                                            $6,526,144   $47,012,251  $82,699,455    $299,311,612  $48,300,312
Undistributed net investment income (loss)                         --         9,309       86,546              --           --
Unrealized appreciation (depreciation) on investments         947,880     9,047,702    2,078,249              --    1,892,671
Unrealized appreciation (depreciation) on foreign currency
 contracts and other assets and liabilities                        --            --     (23,464)              --           --

Accumulated net realized gain (loss)                          318,093     3,563,157    1,501,885              --      120,218
                                                           ==========    ==========   ==========      ==========   ==========

Net assets                                                 $7,792,117   $59,632,419  $86,342,671    $299,311,612  $50,313,201
                                                           ----------    ----------   ----------      ----------   ----------

Shares of capital stock outstanding                           543,454     4,564,901    8,521,976     299,311,612    4,633,776
                                                           ==========    ==========   ==========      =========    ==========

Net asset value per share                                      $14.34        $13.06       $10.13           $1.00       $10.86
                                                           ==========    ==========   ==========      ==========   ==========

The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Year Ended October 31, 1995
   STATEMENTS OF OPERATIONS

                                                                                           International             International
                                                                   Global                     Growth                   Small Cap
                                                                   Fund                       Fund                      Fund
Investment income:
   Interest                                                      $12,543,616                   $165,307                   $16,001
   Dividends                                                       5,033,955                    623,022                    86,278
                                                                  ----------                 ----------                ----------

      Total income*                                               17,577,571                    788,329                   102,279
                                                                  ----------                 ----------                ----------

Expenses:
   Investment advisory and administrative fees (Note 2)            3,418,558                    439,970                    68,433
   Shareholders servicing fees                                        66,012                         --                        --
   Custody fees                                                      227,315                         --                        --
   Accounting fees                                                   160,313                         --                        --
   Audit and legal fees                                               39,967                         --                        --
   Directors' fees (Note 2)                                            1,936                         --                        --
   Registration fees                                                  25,099                         --                        --
   Other                                                              75,790                         --                        --
                                                                  ----------                 ----------                ----------

      Total expenses before reductions                             4,014,990                    439,970                    68,433
      Expenses waived by Advisor                                          --                         --                  (11,894)
                                                                  ----------                 ----------                ----------

         Total net expenses                                        4,014,990                    439,970                    56,539
                                                                  ----------                 ----------                ----------

            Net investment income (loss)                          13,562,581                    348,359                    45,740
                                                                  ----------                 ----------                ----------

Realized and unrealized gain (loss) from investments and foreign currency:

   Net realized gain (loss) from:

      Investments                                                 23,444,879                   (948,173)                 (21,568)
      Transactions in written options                                     --                         --                        --
      Foreign currency transactions                                 (435,755)                   (53,746)                 (14,440)
   Net increase (decrease) in unrealized appreciation (depreciation) on:

      Investments                                                 18,907,997                    601,879                 (203,902)
      Translation of assets and liabilities in foreign currencies    (44,605)                      (47)                   10,337
                                                                  ----------                 ----------                ----------
         Net realized and unrealized gain (loss) from investments
            and foreign currency                                  41,872,516                   (400,087)                  (229,573)
                                                                  ----------                 ----------                  ----------
            Net increase (decrease) in net assets
            resulting from operations                            $55,435,097                  $(51,728)                  $(183,833)
                                                                  ==========                 ==========                  ==========

* Net of foreign taxes withheld of $332,410 for the Global Fund, $56,603 for the International Growth Fund, $9,851 for the International Small Cap Fund, and $6,417 for the Growth Fund.

                                                                                                                        California
                                                               U.S.                                          Money    Intermediate
                                                             Micro-Cap          Growth         Bond          Market     Tax-Free
                                                               Fund              Fund          Fund           Fund        Fund
Investment income:
Interest                                                        $46,139         $146,366   $4,960,774    $17,148,782   $3,057,222
Dividends                                                         5,964          631,693       35,250             --           --
                                                              ----------      ----------   ----------     ----------   ----------

Total income*                                                    52,103          778,059    4,996,024     17,148,782    3,057,222
Expenses:

Investment advisory and administrative fees (Note 2)             94,198          254,882      377,026      1,049,432      284,195
Shareholders servicing fees                                          --           21,248       19,824         27,468       22,228
Custody fees                                                         --           44,248       19,251         31,251        9,761
Accounting fees                                                      --           20,169       31,453         86,187       31,515
Audit and legal fees                                                 --           14,841       14,978         17,912       23,437
Directors' fees (Note 2)                                             --            1,936        1,936          1,936        1,936
Registration fees                                                    --           17,115       19,596         51,707        3,309
Other                                                                --           21,380       28,830         22,361       15,514
                                                              ----------      ----------   ----------     ----------   ----------

Total expenses before reductions                                 94,198          395,819      512,894      1,288,254      391,895
Expenses waived by Advisor                                     (16,899)         (16,411)    (102,754)      (428,369)    (117,038)
                                                              ----------      ----------   ----------     ----------   ----------

Total net expenses                                               77,299          379,408      410,140        859,885      274,857
                                                              ----------      ----------   ----------     ----------   ----------

Net investment income (loss)                                   (25,196)          398,651    4,585,884     16,288,897    2,782,365
R                                                             ----------      ----------   ----------     ----------   ----------

ealized and unrealized gain (loss) from investments and foreign currency:

Net realized gain (loss) from:

Investments                                                     347,186        3,482,283    1,890,998             --      119,954
Transactions in written options                                      --               --      339,267             --           --
Foreign currency transactions                                        --               --       82,647             --           --

Net increase (decrease) in unrealized appreciation (depreciation) on:

Investments                                                     888,690        6,445,736    3,540,395             --    3,671,361
Translation of assets and liabilities in foreign currencies          --               --      (23,464)             --    --
                                                              ----------      ----------   ----------     ----------   ----------

Net realized and unrealized gain (loss) from investments
and foreign currency                                          1,235,876        9,928,019    5,829,843             --    3,791,315
                                                              ----------      ----------   ----------     ----------   ----------

Net increase (decrease) in net assets

resulting from operations                                     $1,210,680     $10,326,670  $10,415,727    $16,288,897   $6,573,680

                                                              ==========      ==========   ==========     ==========   ==========

The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
                               October 31, 1995
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                               International
                                                                                 Global                           Growth
                                                                                  Fund                             Fund

                                                                          Year             Year             Year            Period
                                                                          Ended            Ended            Ended            Ended
                                                                        10/31/95         10/31/94         10/31/95         10/31/94
Increase (decrease) in net assets from:
  Net investment income (loss)                                        $13,562,581       $7,743,896         $348,359         $91,239
  Net realized gain (loss) from investments and transactions
    in written options                                                 23,444,879        6,718,710        (948,173)     (1,334,365)
  Net realized gain (loss) from foreign currency transactions           (435,755)      (4,600,634)         (53,746)       (100,792)
  Net unrealized appreciation (depreciation) on investments            18,907,997        (813,173)          601,879       1,457,657
  Net unrealized appreciation (depreciation) on translation of
    assets and liabilities in foreign currencies                         (44,605)           83,063             (47)             708
                                                                       ----------       ----------       ----------      ----------

    Net increase (decrease) in net assets resulting from operations    55,435,097        9,131,862         (51,728)         114,447
                                                                       ----------       ----------       ----------      ----------

  Distributions to shareholders:
    From net investment income                                       (16,914,918)      (2,968,563)        (269,553)              --
    From net realized gains                                           (1,140,840)      (3,909,900)               --              --
                                                                       ----------       ----------       ----------      ----------

     Total distributions                                             (18,055,758)      (6,878,463)        (269,553)              --
                                                                       ----------       ----------       ----------      ----------

  Capital share transactions:
    Proceeds from shares sold                                         110,900,850      309,350,014        4,286,553      32,167,188
    Payments for shares redeemed                                    (136,942,988)    (51,004,535)      (1,803,707)      (2,556,349)
    Reinvested dividends                                               17,395,011        6,698,270          269,162             --
                                                                       ----------       ----------       ----------     ----------

     Total capital share transactions                                 (8,647,127)      265,043,749        2,752,008      29,610,839
                                                                       ----------       ----------       ----------     ----------

Net increase (decrease) in net assets                                  28,732,212      267,297,148        2,430,727      29,725,286

Net assets at beginning of period                                     453,622,644      186,325,496       29,725,286              --
                                                                       ----------       ----------       ----------      ----------

Net assets at end of period**                                        $482,354,856     $453,622,644      $32,156,013     $29,725,286
                                                                       ----------       ----------       ----------      ----------


Capital transactions in shares:
  Sold                                                                  8,368,781       23,760,853          433,837       3,298,539
  Redeemed                                                           (10,326,949)      (3,868,898)        (188,969)       (261,900)
  Reinvested dividends                                                  1,282,980          505,604           27,727              --
                                                                        ----------       ----------       ----------     ----------

    Net increase (decrease) in capital share transactions                (675,188)       20,397,559          272,595      3,036,639
                                                                        ==========       ==========       ==========      ==========


#Period from February 1, 1994 (commencement of operations) to October 31, 1994. tPeriod from June 30, 1994 (commencement of operations) to October 31, 1994. **Net assets at end of October 31, 1995 and October 31, 1994, respectively, include undistributed net investment income (loss) of $2,004,174 and $5,356,511 for the Global Fund, $170,045 and $91,239 for the International Growth Fund, $9,448 and $(1,256) for the International Small Cap Fund, $(25,253) and $(57) for the U.S. Micro-Cap Fund, $9,309 and $115,797 for the Growth Fund, and $86,546 and $31,900 for the Bond Fund.


                                                                              International                        U.S.
                                                                                Small Cap                          Micro-Cap
                                                                                  Fund                               Fund

                                                                          Year            Period           Year            Period
                                                                          Ended            Ended           Ended            Ended
                                                                        10/31/95         10/31/94t       10/31/95         10/31/94t
Increase (decrease) in net assets from:
  Net investment income (loss)                                             $45,740         $(1,256)        $(25,196)         $3,969
  Net realized gain (loss) from investments and
    transactions in written options                                       (21,568)              (3)          347,186        (3,840)
  Net realized gain (loss) from foreign currency transactions             (14,440)          (7,874)               --            --
  Net unrealized appreciation (depreciation) on investments              (203,902)         (12,670)          888,690         59,190
  Net unrealized appreciation (depreciation) on translation of
    assets and liabilities in foreign currencies                            10,337         (11,283)               --             --
                                                                        ----------       ----------       ----------     ----------
    Net increase (decrease) in net assets resulting from operations      (183,833)         (33,086)        1,210,680         59,319
                                                                        ----------       ----------       ----------     ----------

 Distributions to shareholders:
    From net investment income                                            (35,036)               --               --        (4,026)
    From net realized gains                                                     --               --               --             --
                                                                        ----------       ----------       ----------     ----------
      Total distributions                                                 (35,036)               --               --        (4,026)
                                                                        ----------       ----------       ----------     ----------

  Capital share transactions:
    Proceeds from shares sold                                            2,849,192        2,379,855        6,143,180      2,580,755
    Payments for shares redeemed                                         (172,610)        (579,201)      (1,614,127)      (587,625)
    Reinvested dividends                                                    19,578               --               --          3,961
                                                                        ----------       ----------       ----------     ----------
     Total capital share transactions                                    2,696,160        1,800,654        4,529,053      1,997,091
                                                                        ----------       ----------       ----------     ----------
Net increase (decrease) in net assets                                    2,477,291        1,767,568        5,739,733      2,052,384
Net assets at beginning of period                                        1,767,568               --        2,052,384             --
                                                                        ----------       ----------       ----------     ----------
Net assets at end of period**                                           $4,244,859       $1,767,568       $7,792,117      $2,052,38
                                                                        ==========       ==========       ==========     ==========
Capital transactions in shares:
  Sold                                                                     308,867          237,224          462,168        254,056
  Redeemed                                                                (18,867)         (57,953)        (117,136)       (56,017)
                                                                        ----------       ----------       ----------     ----------
  Reinvested dividends                                                       2,175               --               --            383
    Net increase (decrease) in capital share transactions                  292,175          179,271          345,032        198,422
                                                                        ==========       ==========       ==========     ==========

                                                                                 Growth                            Bond
                                                                                  Fund                             Fund

                                                                          Year             Year            Year              Year
                                                                          Ended            Ended           Ended             Ended
                                                                        10/31/95         10/31/94        10/31/95          10/31/94
Increase (decrease) in net assets from:
  Net investment income (loss)                                           $398,651         $466,106       $4,585,884      $1,724,273
  Net realized gain (loss) from investments and transactions
     in written options                                                 3,482,283        2,473,244        2,230,265       (791,756)
  Net realized gain (loss) from foreign currency transactions                --               --             82,647        (19,271)
  Net unrealized appreciation (depreciation) on investments             6,445,736       (2,336,664)       3,540,395     (1,714,573)
  Net unrealized appreciation (depreciation) on translation of
    assets and liabilities in foreign currencies                              --               --         (23,464)              --
                                                                       ----------       ----------       ----------     ----------
   Net increase (decrease) in net assets resulting from operations     10,326,670       602,686          10,415,727       (801,327)
                                                                       ----------       ----------       ----------     ----------
  Distributions to shareholders:
    From net investment income                                           (505,139)        (392,103)      (4,531,238)    (1,692,373)
    From net realized gains                                              (241,849)      (2,111,288)               --             --
                                                                        ----------       ----------       ----------     ----------
      Total distributions                                                (746,988)      (2,503,391)      (4,531,238)    (1,692,373)
                                                                        ----------       ----------       ----------     ----------

  Capital share transactions:
    Proceeds from shares sold                                           32,879,457        6,851,457       25,537,155     66,602,800
    Payments for shares redeemed                                      (10,815,329)     (22,505,837)     (13,731,939)   (13,183,239)
    Reinvested dividends                                                   744,451        2,493,398        4,408,916      1,579,670
      Total capital share transactions                                  22,808,579     (13,160,982)       16,214,132     54,999,231
                                                                        ----------       ----------       ----------     ----------
Net increase (decrease) in net assets                                   32,388,261     (15,061,687)       22,098,621     52,505,531
Net assets at beginning of period                                       27,244,158       42,305,845       64,244,050     11,738,519
                                                                        ----------       ----------       ----------     ----------
Net assets at end of period**                                          $59,632,419      $27,244,158      $86,342,671    $64,244,050
                                                                        ==========       ==========       ==========     ==========

Capital transactions in shares:
  Sold                                                                   2,872,926          618,873        2,579,889      6,969,743
  Redeemed                                                               (981,267)      (2,009,215)      (1,429,749)    (1,361,785)
                                                                        ----------       ----------       ----------    ----------
  Reinvested dividends                                                      68,568          236,032          454,805        166,041
    Net increase (decrease) in capital share transactions                1,960,227      (1,154,310)        1,604,945      5,773,999
                                                                        ==========       ==========       ==========     ==========

The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
October 31, 1995

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                California
                                                                                                               Intermediate
                                                                                  Money                          Tax-Free
                                                                                 Market                            Fund

                                                                          Year             Year            Year              Year
                                                                          Ended            Ended           Ended             Ended
                                                                        10/31/95         10/31/94        10/31/95          10/31/94


Increase (decrease) in net assets from:
  Net investment income                                                $16,288,897       $3,377,829       $2,782,365     $3,147,340
  Net realized gain from investments                                            --               --          119,954         38,458
  Net unrealized appreciation (depreciation) on investments                     --               --        3,671,361    (5,886,267)
                                                                        ----------       ----------       ----------     ----------
    Net increase (decrease) in net assets resulting from operations     16,288,897        3,377,829        6,573,680    (2,700,469)
                                                                        ----------       ----------       ----------     ----------
  Distributions to shareholders:
  From net investment income                                          (16,288,897)      (3,377,829)      (2,782,365)    (3,147,340)
  From net realized gains                                                       --               --          (4,639)      (108,666)
                                                                        ----------       ----------       ----------     ----------
      Total distributions                                             (16,288,897)      (3,377,829)      (2,787,004)    (3,256,006)
                                                                        ----------       ----------       ----------     ----------
    Capital share transactions:
    Proceeds from shares sold                                          297,387,013      260,385,003        2,822,896     15,326,306
Payments for shares redeemed                                          (238,529,846)    (63,534,667)     (17,111,368)   (13,768,196)
    Reinvested dividends                                                16,015,143        3,382,435        2,510,108      2,987,160
                                                                        ----------       ----------       ----------     ----------
     Total capital share transactions                                   74,872,310      200,232,771     (11,778,364)      4,545,270
                                                                        ----------       ----------       ----------     ----------

    Net increase (decrease) in net assets                               74,872,310      200,232,771      (7,991,688)    (1,411,205)

Net assets at beginning of period                                      224,439,302       24,206,531       58,304,889     59,716,094

Net assets at end of period**                                         $299,311,612     $224,439,302      $50,313,201    $58,304,889
                                                                        ==========       ==========       ==========     ==========
Capital transactions in shares:

  Sold                                                                 297,387,013     260,385,003           270,058      1,392,273
  Redeemed                                                            (238,529,846)    (63,534,667)      (1,629,211)    (1,297,341)
  Reinvested dividends                                                  16,015,143        3,382,435          239,479        280,888
                                                                        ----------       ----------       ----------     ----------
    Net increase (decrease) in capital share transactions               74,872,310      200,232,771      (1,119,674)        375,820
                                                                        ==========       ==========       ==========     ==========

**There was no undistributed net investment income for the Money Market Fund or the California Intermediate Tax-Free Fund at October 31, 1995 nor at October 31, 1994. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Financial Highlights - October 31, 1995
GLOBAL FUND

                                                                               Years ended October 31
                                                                  1995       1994       1993       1992       1991
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                          $13.13     $13.17      $11.52     $11.25       $9.93
                                                                 ------     ------      ------     ------      ------
   Income from Investment Operations
      Net investment income                                         .40        .26         .32        .39         .47
      Net realized and unrealized gain (loss)                      1.24       (.03)       1.67        .40        1.34
                                                                 ------     ------      ------     ------      ------
         Total investment operations                               1.64        .23        1.99       0.79        1.81
                                                                 ------     ------      ------     ------      ------
   Less Distributions
      From net investment income                                   (.50)      (.14)      (.26)      (.40)      (.45)
      From net realized gains                                      (.03)      (.13)      (.08)      (.11)      (.04)
      Return of capital                                             --         --         --        (.01)        --
                                                                 ------     ------      ------     ------      ------
         Total distributions                                       (.53)      (.27)      (.34)      (.52)      (.49)
                                                                 ------     ------      ------     ------      ------
   Net asset value, end of period                                $14.24     $13.13      $13.17     $11.52     $11.25
                                                                 ======     ======      ======     ======     ======

Total Return                                                      12.78%      1.74%     17.51%      7.10%     18.38%
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                     $482,355   $453,623   $186,325   $101,839     $74,502
   Ratio of expenses to average net assets                          .88%       .95%       .99%      1.09%      1.12%
   Ratio of net investment income to average net assets            2.98%      2.47%      2.89%      3.41%      4.34%
   Portfolio Turnover Rate                                          83%        52%        40%        50%         81%

INTERNATIONAL GROWTH FUND
                                                       Year             Period from
                                                        Ended         March 1, 1994 to
                                                  October 31, 1995    October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.79               $9.57
                                                        ------              ------
   Income from Investment Operations
      Net investment income                               .10                 .02
      Net realized and unrealized gain (loss)            (.09)                .20
                                                        ------              ------
         Total investment operations                      .01                 .22
                                                        ------              ------
   Less Distributions
      From net investment income                         (.08)                --
      From net realized gains                             --                  --
                                                        ------              ------
         Total distributions                             (.08)                --
                                                        ------              ------
   Net asset value, end of period                       $9.72               $9.79
                                                        ======              ======

Total Return                                             0.13%               3.44%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)            $32,156             $29,725
   Ratio of expenses to average net assets               1.50%               1.50%*
   Ratio of net investment income to average net assets  1.19%                .35%*
   Portfolio Turnover Rate                                 32%                 44%*

*Annualized
The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Financial Highlights - October 31, 1995
INTERNATIONAL SMALL CAPFUND
                                                        Year                 Period from
                                                        Ended             June 30, 1994 to
                                                  October 31, 1995        October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.86                  $10.00
                                                        ------                 ------
   Income from Investment Operations
      Net investment income (loss)(a)                     .10                    (.01)
      Net realized and unrealized loss                   (.88)                   (.13)
                                                        ------                 ------
         Total investment operations                     (.78)                   (.14)
                                                        ------                 ------
   Less Distributions
      From net investment income                         (.08)                     --
      From net realized gains                             --                       --
                                                        ------                 ------
         Total distributions                             (.08)                     --
                                                        ------                 ------
   Net asset value, end of period                       $9.00                   $9.86
                                                        ======                  ======

Total Return #                                          -7.96%                  -4.15%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)            $4,245                   $1,768
   Ratio of expenses to average net assets (a)           2.06%                   2.50%*
   Ratio of net investment income (loss) to average
    net assets (a)                                       1.67%                   -.28%*
   Portfolio Turnover Rate                                 96%                    --

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.
# Total return would have been lower had the advisor not waived expenses.

U.S. MICRO-CAP FUND
                                                        Year                 Period from
                                                        Ended             June 30, 1994 to
                                                  October 31, 1995        October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                $10.34                  $10.00
                                                       ------                  ------
   Income from Investment Operations
      Net investment income (loss) (a)                   (.05)                    .02
      Net realized and unrealized gain                   4.05                     .34
                                                       ------                  ------
         Total investment operations                     4.00                     .36
                                                       ------                  ------
   Less Distributions
      From net investment income                          --                     (.02)
      From net realized gains                             --                       --
                                                      ------                   ------
         Total distributions                              --                     (.02)
                                                      ------                   ------
   Net asset value, end of period                      $14.34                  $10.34
                                                       ======                  ======

Total Return #                                          38.68%                  10.69%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)           $7,792                   $2,052
   Ratio of expenses to average net assets (a)           2.04%                   2.50%*
   Ratio of net investment income (loss) to average
     net assets (a)                                      -.67%                    .68%*
   Portfolio Turnover Rate                                144%                    129%*

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been -$.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.
# Total return would have been lower had the advisor not waived expenses. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Financial Highlights - October 31, 1995
GROWTH FUND
                                                                                                              Period from
                                                                     Years ended October 31                 August 14, 1992
                                                           1995              1994              1993       to October 31, 1992
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                    $10.46            $11.25           $10.08            $ 9.92
                                                           ------            ------           ------            ------
   Income from Investment Operations
      Net investment income(a)                                .13               .21              .13               .02
      Net realized and unrealized gain (loss)                2.74              (.02)            1.16               .18
                                                           ------            ------           ------            ------
         Total investment operations                         2.87               .19             1.29               .20
                                                           ------            ------           ------            ------
   Less Distributions
      From net investment income                             (.17)             (.18)            (.12)             (.04)
      From net realized gains                                (.10)            (.80)               --               --
                                                           ------            ------           ------            ------
         Total distributions                                 (.27)             (.98)            (.12)             (.04)
                                                           ------            ------           ------            ------
   Net asset value, end of period                          $13.06            $10.46           $11.25            $10.08
                                                           ======            ======           ======            ======

Total Return #                                              28.12%             1.72%           12.80%             9.35%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $59,632           $27,244           $42,306          $32,388
   Ratio of expenses to average net assets(a)                 .97%              .94%             .87%              .94%*
   Ratio of net investment income to average net assets(a)   1.02%             1.31%            1.19%             1.08%*
   Portfolio Turnover Rate                                    108%               55%              44%               49%*

*Annualized
(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and 1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31, 1993; and $.02, 1.18% and 0.84%, respectively, for the period from August 14, 1992 to October 31, 1992. # Total return would have been lower had the advisor not waived expenses.

BOND FUND
                                                                                               Period from
                                                          Years ended October 31              April 30, 1993
                                                        1995                  1994          to October 31, 1993
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.29               $10.27                $10.04
                                                       ------               ------                ------
   Income from Investment Operations
      Net investment income(a)                            .65                  .53                   .27
      Net realized and unrealized gain (loss)             .83                 (.98)                  .24
                                                       ------               ------                ------
         Total investment operations                     1.48                 (.45)                  .51
                                                       ------               ------                ------
   Less Distributions
      From net investment income                         (.64)                (.53)                 (.27)
      From net realized gains                             --                    --                  (.01)
                                                       ------               ------                ------
         Total distributions                             (.64)                (.53)                (0.28)
                                                       ------               ------                ------
   Net asset value, end of period                      $10.13                $9.29                $10.27
                                                       ======               ======                ======

Total Return #                                          16.49%               -4.42%                10.21%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)           $86,343               $64,244               $11,738
   Ratio of expenses to average net assets(a)             .60%                 .66%                  .50%*
   Ratio of net investment income to average
     net assets(a)                                       6.69%                 5.76%                 5.35%*
   Portfolio Turnover Rate                                 21%                  205%                   13%*

*Annualized (a) Management and other expenses charged since the Fund's inception have been phased in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.64, .75% and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04%, and 5.38%, respectively, for the year ended October 30, 1994; and $.23, 1.23% and 4.62%, respectively, for the period ended October 31, 1993. # Total return would have been lower had the advisor not waived expenses. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc. Financial Highlights - October 31, 1995
MONEY MARKET FUND

                                                                        Years ended October 31
                                                        1995            1994        1993       1992        1991
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $1.00           $1.00      $1.00       $1.00       $1.00
                                                        -----           -----      -----       -----       -----
   Income from Investment Operations
      Net investment income(a)                            .06             .03        .03         .04         .06
                                                        -----           -----      -----       -----       -----
         Total investment operations                      .06             .03        .03         .04         .06
                                                        -----           -----      -----       -----       -----
   Less Distributions
      From net investment income                         (.06)           (.03)      (.03)       (.04)       (.06)
                                                        -----           -----      -----       -----       -----
         Total distributions                             (.06)           (.03)      (.03)       (.04)       (.06)
                                                        -----           -----      -----       -----       -----
   Net asset value, end of period                       $1.00           $1.00      $1.00       $1.00       $1.00
                                                        =====           =====      =====       =====       =====

Total Return #                                           5.84%           3.49%      2.66%       3.73%       6.51%
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $299,312        $224,439     $24,207     $31,832    $33,814
   Ratio of expenses to average net assets(a)             .30%            .46%       .67%        .70%        .51%
   Ratio of net investment income to average net
     assets(a)                                           5.70%      4.02%       2.62%       3.70%      6.44%

(a) Administrative fees have been voluntarily waived for the period from April 1, 1990 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.06, .45% and 5.55%, respectively, for the year ended October 31, 1995; $.03, .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992; and $.06, .66% and 6.29%, respectively, for the year ended October 31, 1991. # Total return would have been lower had the advisor not waived expenses.

CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                                                                                                   Period from
                                                                          Years ended October 31                 November 16, 1990
                                                            1995           1994           1993         1992    to October 31, 1991
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                    $10.13         $11.10        $10.55       $10.39            $10.11
                                                           ------         ------        ------       ------            ------
   Income from Investment Operations
      Net investment income(a)                                .53            .53           .55          .57               .58
      Net realized and unrealized gain (loss)                 .73           (.97)          .62          .19               .34
                                                           ------         ------        ------       ------            ------
         Total investment operations                         1.26           (.44)         1.17          .76               .92
                                                           ------         ------        ------       ------            ------
   Less Distributions
      From net investment income                             (.53)          (.53)         (.55)        (.57)             (.58)
      From net realized gains                                 --             --           (.07)        (.03)             (.06)
                                                           ------         ------        ------       ------            ------
         Total distributions                                 (.53)          (.53)         (.62)        (.60)             (.64)
                                                           ------         ------        ------       ------            ------
   Net asset value, end of period                          $10.86         $10.13        $11.10       $10.55            $10.39
                                                           ======         ======        ======       ======            ======

Total Return #                                              12.77%         -3.94%        11.37%        7.37%             9.78%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $50,313        $58,305        $59,716      $44,305           $33,572
   Ratio of expenses to average net assets(a)                 .50%           .51%          .50%         .54%              .36%*
   Ratio of net investment income to average net assets(a)   5.08%          4.94%         5.05%        5.38%             5.88%*
   Portfolio Turnover Rate                                     18%            21%            26%          18%               41%*

*Annualized (a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.51,
 .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; and $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992; and $.53, .88% and 5.36%, respectively, for the period November 16, 1990 to October 31, 1991. # Total return would have been lower had the advisor not waived expenses. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
1.   SIGNIFICANT ACCOUNTING POLICIES
     Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eight series:

     n  the FREMONTGLOBALFUND
     n  the FREMONTINTERNATIONAL GROWTHFUND
     n the FREMONTINTERNATIONAL SMALL CAP FUND n the FREMONT U.S. MICRO-CAP FUND n the FREMONTGROWTHFUND n the FREMONTBONDFUND n the FREMONTMONEYMARKETFUND n the FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
        (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

     Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

     Several funds were offered on a private placement basis to qualified investors prior to their registration for sale under the Securities Act of 1933 and subsequent offering to the general public. The funds and their respective registration dates are as follows :

                                      Registration Date Under

                           Investment Company            Securities Act
                               Act of 1940                   of 1933
 Fund
 International Growth           February 1, 1994              March 1, 1994
 Growth                             May 11, 1992            August 14, 1992
 Bond                              March 1, 1993             April 30, 1993
 California Tax-Free                July 2, 1990          November 16, 1990

      Because the dates on which the shares were offered for public sale do not coincide with the dates these funds began operations, the Financial Highlights contained in this report for these funds reflect information only from public offer date as required by the Securities and Exchange Commission.

     A.  Security Valuations
         Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

         Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

     B.  Security Transactions
         Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.  Investment Income, Expenses and Distributions
         Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund and the International Small Cap Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. Distributions to shareholders are recorded on the ex-dividend date.

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
     D.  Expense Allocation
         The Corporation accounts for the assets of each Fund separately and allocates general expenses of the Corporation to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

     E.  Income Taxes
         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of the California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both Federal and State of California income tax purposes.

         Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

         Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

         For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1995. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1995 which expire in the years indicated.

Fund                          Amount         Expires in
International Growth        $ 1,334,365         2002
                                948,173         2003
International Small Cap          21,571         2003

         Until such capital loss carryovers are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

     F.  Foreign Currency Translation
         The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the International Small Cap Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

         For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain(loss) will occur when such securities and transactions are translated into U.S. dollars. Such Funds have adopted Statement of Position (SOP) 93-4:
         Foreign Currency Accounting and Financial Statement Presentation for Investment Companies effective November 1, 1993. The key provisions of the SOP and its impact on the financial statements are summarized below.

         Certain transactions which result in realized currency gain(loss) are reported on the Statements of Operations as Realized Gain(Loss) from Foreign Currency Transactions. These are: currency gain(loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

         Realized currency gain(loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain(loss) and is included under the caption Realized Gain(Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain(loss), unrealized currency gain(loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain(loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

 Fremont Mutual Funds, Inc.
 Notes to Financial Statements - October 31, 1995
     G.  Forward Foreign Currency Contracts
         A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

         The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

         In addition, the Global Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract.

         The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset where there is appreciation or as a liability if depreciated) and not the actual underlying values. At October 31, 1995 the underlying values for open foreign currency contracts were as follows:

                                                                                     Net Unrealized
                    Settlement        To Receive          Initial        Current       Appreciation
                       Date          (To Deliver)          Value          Value       (Depreciation)
Global Fund          11/16/95       NLG5,036,938        $3,164,899      $3,188,944          $ 24,045
                     11/01/95        DM(1,562,850)      (1,116,640)    (1,109,860)             6,780
                                                                                          ----------
                                                                                              30,825
                                                                                          ==========

Bond Fund            11/30/95        DM(6,116,000)     $(4,331,123)   $(4,348,692)         $ (17,569)
                     12/08/95        DM    (591,840)      (416,789)      (420,987)            (4,198)
                                                                                          ----------
                                                                                           $ (21,767)
                                                                                          ==========

 DM - Deutschemark, NLG - Netherlands Gilder

     H.  Futures
         A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds use futures contracts to hedge foreign currency and interest rate risks.

         At October 31, 1995, the following Funds had futures contracts outstanding:

                                                                                                          Net
                                        Contracts                                                     Unrealized
                                         To Buy    Expiration       Initial           Current        Appreciation
                                        (To Sell)     Date           Value             Value        (Depreciation)
Global Fund
Deutschemark                              (707)      Dec 95      $ (60,111,967)   $ (62,905,325)     $ (2,793,358)
                                                                                                        =========

Bond Fund
5 yr. U.S. Treasury Note                   100       Dec 95       $ 10,720,156     $ 10,832,812         $ 112,656
10 yr. U.S. Treasury Note                  175       Dec 95         19,288,906       19,517,969           229,063
30 yr. U.S. Treasury Bond                   70       Dec 95          7,940,625        8,194,375           253,750
10 yr. Federal Republic of Germany Bond     40       Dec 95    DM    9,474,000   DM    9,663,000*         127,983
                                                                                                       ----------
                                                                                                        $ 723,452
                                                                                                       ==========

DM - Deutschemark
*The current value of these contracts in U.S. dollars is $6,862,195.

         At October 31, 1995, $2,000,000 and $660,000 par value of U.S.
Treasury Bills were held by brokers to satisfy the initial margin requirements related to these contracts for the Global Fund and the Bond Fund, respectively.

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
     I.  Securities Lending
         All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to
         33-1/3% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

         The Funds receive a portion of the income earned on the collateral. For the year ended October 31, 1995, transactions in securities lending resulted in fee income to the Global, International Growth, International Small Cap and Growth Funds of $82,438, $9,361, $244 and $1,816, respectively.

         At October 31, 1995, no Fund had securities out on loan.


2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
     Investment Advisor
     The Funds each have entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of The Fremont Group, Inc. Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                          Advisory Fee                          Administrative Fee
Global Fund                               .60% on all net assets                .15% on all net assets

International Growth Fund                1.50% on all net assets                         --

International Small Cap Fund (*)         2.50% on first $30 million                      --
                                         2.00% on next $70 million                       --
                                         1.50% on balance over $100 million              --

U.S. Micro-Cap Fund (*)                  2.50% on first $30 million                      --
                                         2.00% on next $70 million                       --
                                         1.50% on balance over $100 million              --

Growth Fund(*)                            .50% on all net assets                .15% on all net assets

Bond Fund(*)                              .40% on all net assets                .15% on all net assets

Money Market Fund(*)                      .30% on first $50 million             .15% on all net assets
                                          .20% on balance over $50 million

California Intermediate Tax-Free Fund(*)  .40% on first $25 million             .15% on all net assets
                                          .35% on next $25 million
                                          .30% on next $50 million
                                          .25% on next $50 million
                                          .20% on balance over $150 million

      (*)The Advisor has voluntarily waived some of its fees for these Funds.
         All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be changed in the future. For the International Small Cap Fund and the U.S. Micro-Cap Fund, effective February 1, 1995, the Advisor is voluntarily limiting the advisory fee to a reduced rate of 1.98% of net assets. For the Growth Fund, the Advisor waived the entire administrative fee until June 26, 1992 when it began charging a voluntarily reduced rate of 0.01% of net assets. This waiver was eliminated on April 1, 1995. For the California Intermediate Tax-Free Fund, the Advisor has waived part or all of the advisory and administrative fees at various times. Currently, the advisory and administrative fees are charged at voluntarily reduced rates of .30% and .005% of net assets, respectively. For the Bond Fund, the Advisor waived its investment advisory fee until March 1, 1994 when it began charging .25% of net assets. The advisory fee remained at .25% until June 15, 1994 when it was charged at the full rate of .40% of net assets. The administrative fee has been waived in its entirety until further notice. In addition, the Advisor had limited the other operating expenses of the Fund to 0.50% of net assets until July 14, 1994 when the Fund began bearing all of its own expenses.

         For the Money Market Fund, the Advisor has waived the administrative fee in its entirety since April 1, 1990.

     Selected per share data and operating ratios have been disclosed both before and after the impact of these various waivers and expense limitations under each Fund's Financial Highlights table.

     Under the terms of the Advisory agreements, the Advisor receives a single management fee from the International Growth Fund, the International Small Cap Fund, and the U.S. Micro-Cap Fund, and is obligated to pay all expenses of these Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

     Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1995, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

     Other Related Parties
     At October 31, 1995 The Fremont Group, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:
                                         % of Shares
                                         Outstanding

Global Fund                                  65%
International Growth Fund                    91%
International Small Cap Fund                 21%
U.S. Micro-Cap Fund                          31%
Growth Fund                                  71%
Bond Fund                                    92%
Money Market Fund                            83%
California Intermediate Tax-Free Fund        63%

     Additionally, Morgan Grenfell Capital Management, Inc., subadvisor of the U.S. Micro-Cap Fund, owned approximately 9% of the Fund. Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or The Fremont Group, Inc.

3.   ORGANIZATION COSTS
     Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES
     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1995 were as follows:

                                                                Purchases          Proceeds
Long term securities excluding US Government securities:
Global Fund                                                  $ 375,014,303       $ 327,950,059
International Growth Fund                                       12,325,575           8,485,050
International Small Cap Fund                                     5,242,125           2,353,699
U.S. Micro-Cap Fund                                              8,565,687           4,411,818
Growth Fund                                                     60,533,280          40,259,370
Bond Fund                                                       16,907,058           9,337,949
California Intermediate Tax-Free Fund                            9,455,820          19,021,435

Long term US Government securities:
Global Fund                                                   $ 20,988,232        $ 25,498,348
Bond Fund                                                       10,112,310           2,121,850

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
     Transactions in written put and call options for the year ended October 31, 1995 for the Bond Fund were as follows:

                                                          Amount of      Number of
                                                          Premiums       Contracts
     Options outstanding at October 31, 1994                $20,013         50
     Options sold                                           396,877        710
     Options cancelled in closing purchase transactions          --         --
     Options expired prior to exercise                     (345,437)      (620)
     Options exercised                                      (47,705)       (70)
                                                            -------    -------
     Options outstanding at October 31, 1995                $23,748         70
                                                            =======    =======

     The following written options were outstanding at October 31, 1995:

                                                                   Number of  Exercise   Expiration
                           Name of Issuer                          Contracts    Price       Date      Value
     Put Options:          CBOT 30 yr. U.S. Treasury Bond Futures     70         112      11/17/95  $ 2,188

      CBOT - Chicago Board of Trade

     The Bond Fund received premiums of $23,748 on these contracts and has an unrealized gain of $21,560. The total notional value underlying these contracts is $7,000,000.

5.   PORTFOLIO CONCENTRATIONS
     Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6.   UNREALIZED APPRECIATION (DEPRECIATION) - TAXBASIS
     At October 31, 1995, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:
                                                                    Gross Aggregate Unrealized
                                            Cost         Appreciation      Depreciation          Net
Global Fund                            $ 436,028,883      $ 56,758,719    $ (10,411,381)     $ 46,347,338
International Growth Fund                 30,095,936         4,381,143       (2,321,607)        2,059,536
International Small Cap Fund               4,384,475           252,366         (468,938)         (216,572)
U.S. Micro-Cap Fund                        6,795,869         1,232,783         (290,023)          942,760
Growth Fund                               50,189,029         9,921,703         (915,878)        9,005,825
Bond Fund                                 83,794,520         2,026,421         (693,184)        1,333,237
Money Market Fund                        303,888,378                --                --               --
California Intermediate Tax-Free Fund     47,760,684         2,092,397         (199,726)        1,892,671

                         FREMONT MUTUAL FUNDS, INC.


               FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND


                               1-800-548-4539


                                   Part B

                    Statement of Additional Information

This Statement of Additional Information concerning the Fremont California Intermediate Tax-Free Fund of Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus for the Fund. This Statement supplements the Prospectus for the Fund dated February 20, 1996 and should be read in conjunction with that Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

The date of this Statement of Additional Information is February 20, 1996.















caltfmf.sai
February 15, 1996

                         TABLE OF CONTENTS

                                                                Page


Investment Objective, Policies and Risk
  Considerations.................................................. 3

Investment Restrictions...........................................14
Investment Company Directors and Officers.........................16
Investment Advisory and Other Services............................19
Execution of Portfolio Transactions...............................22
How to Invest.....................................................23
Other Investment and Redemption Services..........................24
Special Tax Considerations........................................25
Taxes - Mutual Funds..............................................28
Additional Information............................................31
Investment Results............................................... 33
Appendix A: Description of Ratings...............................A-1
Appendix B: Annual Report

   INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS



   The descriptions below are intended to supplement the material in the Prospectus of the Fremont California Intermediate Tax-Free Fund (the "Fund") under "Investment Objective, Policies and Risk Considerations."

   MUNICIPAL SECURITIES

   Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations" below.

   Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

   Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

   The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

   MUNICIPAL NOTES. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

   TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

   REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

   BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

   COMMERCIAL PAPER. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

   PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL SECURITIES.

   The following describes certain risks with respect to California municipal securities in which the Fund predominantly will invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Statement of Additional Information. While the Advisor has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could have an adverse effect on the debt obligations of California issuers.

   Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

   Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. The California Constitution limits the taxing and spending powers of the State of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation, and to spend such revenues over a predetermined limit.

   Certain debt obligations held by the Fund may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property leased in proportion to such loss. Moreover, the lessee only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessee is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

   Certain debt obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care, and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

   Debt obligations payable solely from revenues of health care institutions may also be insured by the State of California pursuant to a mortgage insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations, or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. At the request of the Office, Arthur D. Little, Inc., a consulting firm, has prepared reports relating to the reserve fund. The latest report indicates that the reserve fund is under-funded. Moreover, moneys in the reserve fund may be and have been reappropriated by the California Legislature for other purposes. The Company cannot predict what, if any, impact the underfunding of the reserve fund may have on such debt obligations.

   Certain debt obligations held by the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. To limit the creditor's right to obtain a deficiency judgment, one limitation is based on the method of foreclosure, and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. Another statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. Another statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

   Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period of foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

   In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

   Certain debt obligations held by the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

   Under California law, mortgage loans secured by single-family, owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.

   INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or purchases of Futures as an offset against the effect of expected declines in interest rates. (See "Federal Tax Treatment of Interest Rate Futures Contracts," below.)

   The Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

   Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts.

   The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

   A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.

   Although Futures Contracts typically require future delivery of and payment for financial instruments, the Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Contract.

   As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   RISKS IN INTEREST RATE FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of Futures Contracts and of the securities being hedged can be only approximate.

   The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. There are, for example, numerous such differences between municipal securities and U.S. Treasury Bills. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

   Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   FEDERAL TAX TREATMENT OF INTEREST RATE FUTURES CONTRACTS. Except for transactions identified as hedging transactions, the Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Identified hedging transactions would not be subject to the mark to market rules and would result in the recognition of ordinary gain or loss. Otherwise, unless transactions in Futures Contracts are classified as part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Contract. In the case of a Futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

   Sales of Futures Contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of Futures Contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Futures Contracts, which have been open for less than three months as of the end of the Investment Company's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

   The Fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Investment Company's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

   FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS. The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Advisor, be equivalent to the quality standards prescribed for the Fund.

   The Fund may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

   LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice.

   REDUCTION IN BOND RATING. The Fund may invest in debt securities rated at least BBB or Baa. In the event that the rating for any security held by the Fund drops below the minimum acceptable rating applicable to the Fund, the Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market value of junk bonds tends to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

   INVESTMENT RESTRICTIONS

   The Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to the Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the Investment Company Act of 1940 (the "1940 Act") to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

   1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, or to tax exempt securities issued by state governments or political subdivisions thereof.

   2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts and related options generally as described in the Prospectus and Statement of Additional Information.

   3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

   4. Make loans, except that the Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

   5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding.

   6.    Change its status as a non-diversified investment company.

   7. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and except that the Investment Company and the Fund may issue shares of common stock in multiple series or classes.

   8. Notwithstanding any other fundamental investment restriction or policy, the Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

   Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. The Fund may not:

   9. Invest in companies for the purpose of exercising control or management.

   10. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

   11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

   12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

   13. Purchase or retain the securities of any issuer, if those individual officers and directors of the Investment Company, its investment advisor, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

   14. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

   15. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

   16. Acquire securities or assets for which there is no readily available market, or which are illiquid, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets.

   17. Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

   18. Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

   19. Acquire more than 3% of the outstanding voting securities of any one investment company.

   INVESTMENT COMPANY DIRECTORS AND OFFICERS

   The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company which established the Fund, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. There are presently seven directors, each of whom has been elected by the shareholders of the Investment Company for an indefinite term of office. A majority of remaining directors may fill director vacancies caused by resignation, death or expansion of the Board of Directors. Any director may be removed by vote of holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

                                                                                        PRINCIPAL OCCUPATIONS
                                                                                        AND BUSINESS EXPERIENCE
   NAME AND ADDRESS                   AGE            POSITIONS HELD                     FOR PAST FIVE YEARS
   David L. Redo (1)(2)(4)            58             President, Chief Executive         President and Director, Fremont
   Fremont Investment                                Officer and Director               Investment Advisors, Inc.;
   Advisors, Inc.                                                                       Managing Director, Fremont
   50 Beale St., Suite 100                                                              Group, Inc.; Director, Sequoia
   San Francisco, CA 94105                                                              Ventures, Sit/Kim International
                                                                                        Investment Associates and J.P.
                                                                                        Morgan Securities Asia.

   Vincent P. Kuhn, Jr.(1)(2)(4)      63             Executive Vice President,          Executive Vice President and
   Fremont Investment                                Chief Compliance Officer           Director, Fremont Investment
   Advisors, Inc.                                    and Director                       Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105

   Albert W. Kirschbaum(1)(2)(4)      57             Senior Vice President,             Senior Vice President and
   Fremont Investment                                Secretary and Director             Director, Fremont Investment
   Advisors, Inc.                                                                       Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105

   Richard E. Holmes(3)               52             Director                           Vice President and Director,
   P.O. Box 479                                                                         BelMar Advisors, Inc.
   Sanibel, FL 33957                                                                    (marketing firm)

   William W. Jahnke(3)               52             Director                           3/93 - Present
   Jahnke & Associates                                                                  Principal, Jahnke & Associates
   58 Camino del Diablo                                                                 (Consultants)
   Orinda, CA 94563
                                                                                        6/83 - 3/93
                                                                                        Chairman, Board of Directors,
                                                                                        Vestek Systems, Inc.

   Donald C. Luchessa(3)              66             Director                           Principal, DCL Advisory
   DCL Advisory                                                                         (marketer for investment
   345 California Street, 10th Fl                                                       advisors)
   San Francisco, CA 94104

   David L. Egan(3)                   61             Director                           President, Fairfield Capital
   Fairfield Capital Associates, Inc.                                                            Associates, Inc.  (an investment
   44 Montgomery St., Suite 3085                                                                 advisor) and Fairfield Capital
   San Francisco, CA 94104                                                              Funding, Inc. (a broker-dealer)

                                                                22








   Peter F. Landini(4)                44             Senior Vice President              Senior Vice President and
   Fremont Investment                                and Treasurer                      Director, Fremont Investment
   Advisors, Inc.                                                                       Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105

   William M. Feeney                  39             Vice President                     Vice President, Fremont
   Fremont Investment                                                                   Investment Advisors, Inc.
   Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105

   Marycatherine Dwyer                32             Vice President, Asst.              10/91 - Present
   Fremont Investment                                Compliance Officer                 Vice President, Fremont
   Advisors, Inc.                                    and Asst. Secretary                Investment Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105                                                              6/90 - 10/91
                                                                                        Registered Representative,
                                                                                        Liberty Securities

   Norman Gee                         45             Vice President                     Vice President, Fremont
   Fremont Investment                                                                   Investment Advisors, Inc.
   Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105

   Alexandra W. Kinchen(4)            50             Vice President                     Vice President, Fremont
   Fremont Investment                                                                   Investment Advisors, Inc.
   Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105

   Andrew L. Pang(4)                  46             Vice President                     Vice President, Fremont
   Fremont Investment                                                                   Investment Advisors, Inc.
   Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105

   Robert J. Haddick(4)               36             Vice President                     Vice President, Fremont
   Fremont Investment                                                                   Investment Advisors, Inc.
   Advisors, Inc.
   50 Fremont St., Suite 3600
   San Francisco, CA 94105



                                                                23








   Ian R. Stone                       31             Vice President, Asst. Secretary     Vice President, Fremont
   Fremont Investment                                and Asst. Treasurer                 Investment Advisors, Inc.
   Advisors, Inc.
   50 Beale St., Suite 100
   San Francisco, CA 94105

   Richard G. Thomas                  38             Vice President                      11/91 - Present
   Fremont Investment                                                                    Vice President, Fremont
   Advisors, Inc.                                                                        Investment Advisors, Inc.
   50 Fremont St., Suite 3500
   San Francisco, CA 94105                                                               1/88 - 11/91
                                                                                         Institutional Sales, Charles
                                                                                         Schwab & Co.

   Chantal Gaiddon                    39             Vice President                      Controller and Asst. Treasurer,
   Fremont Investment                                and Controller                      Fremont Investment Advisors,
   Advisors, Inc.                                                                        Inc.
   50 Beale St., Suite 100
   San Francisco, CA 94105


   (1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
   (2)     Member of the Executive Committee.
   (3)     Member of the Audit Committee and the Contracts Committee.
   (4)     Member of the Fremont Investment Committee.

   During the fiscal year ended October 31, 1995, Richard E. Holmes received $3,000 and William W. Jahnke and Donald C. Luchessa each received $4,500 for serving as directors of the Investment Company.

   As of January 8, 1996 the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.

                  INVESTMENT ADVISORY AND OTHER SERVICES

   MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

   The Fund will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration of qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

   The allocation of general Investment Company expenses among the series of the Investment Company, including the Fund, is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.

   The directors of the Advisor are David L. Redo, Vincent P. Kuhn, Jr., Jon S. Higgins, Peter F. Landini and Albert W. Kirschbaum.

   Under the Investment Advisory and Administration Agreement (the "Advisory Agreement"), the Advisor has agreed to reimburse the Fund if its annual ordinary expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Expenses which are not subject to this limitation are interest, taxes, the amortization of organizational expenses, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. As of March 1, 1992, the Advisor is limiting the management fee to 0.30% per annum until further notice. Once waived, fees will not be recouped in the future.

   The Advisory Agreement may be renewed annually provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

   For the fiscal years ended October 31, 1995, 1994 and 1993, the advisory fees (net of voluntary waivers) paid by the Fund to the Advisor were $164,416, $190,766 and $158,328, respectively.

   The Advisory Agreement also provides for the payment of an administrative fee to the Advisor at the annual rate of .15% of average net assets. The Advisor is limiting the administrative fee to .005% until further notice. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid to the Advisor administrative fees (net of voluntary waivers) of $2,741, $3,173 and $2,648, respectively.

   The Advisor's employees may engage in personal securities transactions. However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to personally purchase or sell a security. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the
   Advisor quarterly reports of their securities transactions.     PRINCIPAL
   UNDERWRITER. As of May 5, 1995, the Fund's principal underwriter is Funds Distributor, Inc., One Exchange Place, Tenth Floor, Boston, Massachusetts (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor received compensation of $52,018 with respect to the fiscal year ended October 31, 1995.

   TRANSFER AGENT. The Fund's transfer agent, MGF Service Corp., 312 Walnut Street, Cincinnati, Ohio (the "Transfer Agent"), maintains the records of each shareholder's account, answers shareholders' inquiries, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.

   In addition, the Transfer Agent has been retained by the Advisor to assist in providing administrative services to the Investment Company. In this capacity, the Transfer Agent supplies non-investment related regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. The Advisor (not the Investment Company) pays the Transfer Agent a monthly fee of $6,000 for these administrative services. For the fiscal year ended October 31, 1995, the Advisor paid the Transfer Agent $72,000 for administrative services on behalf of all series of the Investment Company.

                  EXECUTION OF PORTFOLIO TRANSACTIONS

   There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the accounts served by the Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Fund.

   No brokerage commissions have been paid by the Fund during the last three fiscal years.

   Subject to the requirement of seeking the best available prices and executions, the Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor for the benefit of the Fund and/or of other accounts served by the Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing the Fund's portfolio.

   HOW TO INVEST

   PRICE OF SHARES. The price to be paid by an investor for shares of the Fund, the public offering price, is based on the net asset value per share calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.



   The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed ar par.

   Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value pursuant to methods approved by the Board of Directors

   The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

   OTHER INVESTMENT AND REDEMPTION SERVICES

   THE OPEN ACCOUNT. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

   PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

   As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be subject to a $20 charge and will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of the Fund on the date of purchase and the net asset value on the date of cancellation of the purchase.

   Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

   The Investment Company reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Investment Company until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Investment Company, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Investment Company reserves the right to reject any offer for a purchase of shares by any individual.

   REDEMPTION IN KIND. The Investment Company may elect to redeem shares in assets other than cash but must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

   SUSPENSION OF REDEMPTION PRIVILEGES. The Investment Company may suspend redemption privileges with respect to the Fund or postpone the date of payment for more than seven days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or
   (3) as the SEC may otherwise permit.

   SPECIAL TAX CONSIDERATIONS

   The percentage of total dividends paid by the Fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's assets must consist of tax-exempt securities. In addition, the Fund must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Fund during the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Internal Revenue Code (the "Code") received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

   The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an Alternative Minimum Tax on individuals at a rate of 26% on AMT income up to $175,000 over the exemption amount, and 28% thereafter, and on corporations at a rate of 20%. Further, under the Code corporate shareholders must include all federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

   Substantially all "investment company taxable income" earned by the Fund will be distributed to shareholders. In general, the Fund's investment company taxable income will be its taxable income (for example, its interest income on taxable securities and any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund would be taxed on any undistributed investment company taxable income. Since it is intended that any such income will be distributed, it will be taxable to shareholders as ordinary income. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

   Generally, taxable dividends are taxable to shareholders at the time they are paid. However, such dividends declared in October, November, and December by a Fund and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year. Each January, stockholders will receive full information, with respect to the previous year on dividends and capital gain distributions for tax purposes, including information such as the portion taxable as ordinary income, the portion taxable as capital gains, and the amount of dividends eligible for the dividends-received deduction for corporate taxpayers.

   The Fund is subject to tax in California on the same basis as under Subchapter M of the Code as described above. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Exempt Securities") or the laws of the United States, the Fund will be qualified to pay dividends exempt from California corporate or personal income tax to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of the Fund's dividends will be exempt from California corporate or personal income tax. Even if the Fund pays California exempt-interest dividends, those dividends will nevertheless be subject to franchise taxes in California.

   Not later than 60 days after the close of its taxable year, the Fund will notify each of its shareholders of the portion of the dividends exempt from California corporate or personal income tax paid by the Fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest earned by the Fund during such year on California Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund) that are deemed to have been paid from such interest.

   Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California municipal securities for such year in the same ratio as such interest from California Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Securities received by the Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

   In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

   Long-term and/or short-term capital gain distributions do not constitute California exempt-interest dividends and will be taxable. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares is not deductible for California corporate or personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

   TAXES -- MUTUAL FUNDS

   STATUS AS A "REGULATED INVESTMENT COMPANY." The Fund will be treated under the Code as a separate entity, and the Fund intends to qualify as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a "regulated investment company" under the Code, the Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other dispositions of securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and
   (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

   Even though the Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements.
   Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

   If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

   Fund shareholders are required by the Code to report to the Internal Revenue Service all exempt-interest dividends, and all other tax-exempt interest received during tax years beginning on or after January 1, 1987.

   DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from taxable net investment income (including net short-term capital gains, if any) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Fund in the same manner whether such dividends are received as shares or in cash. While the Fund does not anticipate receiving any dividend income from U.S. corporations, to the extent that it did receive dividends that would qualify for the dividends-received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment.

   NET CAPITAL GAINS. Any distributions designated as being made from the Fund's net capital gains will be taxable as long-term capital gains, regardless of the holding period of the shareholders of the Fund's shares. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

   NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

   OTHER INFORMATION. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
   Section 401 of the Code, H.R. 10 plans and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of the Fund's dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

   Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to shares of the Fund and such shares are held for six months or less, any loss on the sale or exchange of such shares will be disallowed to the extent of the amount of such exempt-interest dividend.

   Any loss realized on redemption or exchange of the Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.

   The foregoing is a general abbreviated summary of present federal income taxes and California franchise and income taxes on dividends and distribution by the Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

   ADDITIONAL INFORMATION

   CUSTODIAN. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian for the Investment Company's assets, and as such safekeeps the Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request and maintains records in connection with its duties.

   INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditors are Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Fund as of October 31, 1995 included herein are audited. Such financial statements are included herein in reliance on the opinion of Coopers & Lybrand L.L.P. given on the authority of said firm as experts in auditing and accounting.

   LEGAL OPINIONS. The validity of the shares offered by the Prospectus has been passed upon by Morrison & Foerster, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Morrison & Foerster have acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

   USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

   SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in eight series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

   LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

   CERTAIN SHAREHOLDERS. As of January 8, 1996, the following shareholders are the record owners of more than 5% of the outstanding shares of common stock of the Fund:

   BF Fund Limited                                   62.27%
   50 Fremont Street, #3600
   San Francisco, CA 94105

   Willis S. & Marian B. Slusser                      6.35%
   200 Deer Valley Road
   San Rafael, CA 94903

   Charles Schwab & Co., Inc.                         7.78%
   101 Montgomery Street
   San Francisco, CA 94104

   OTHER INVESTMENT INFORMATION. The Fund will generally have lower price volatility than that of mutual funds which invest in longer-term California municipal bonds, and it provides immediate diversification and liquidity in thinly traded municipal bond markets. Hypothetical current yields may be used to calculate hypothetical tax-equivalent yields based on various combined marginal federal and state tax rates for given tax brackets of single and joint filers. The formula used will be as follows: tax equivalent yield = (current yield)/(1-tax rate). The State of California has one of the highest personal income tax rates in the United States.

   The Advisor's investment philosophy is to apply a long-term approach to investing that balances risk and return potential.

   INVESTMENT RESULTS

   The Investment Company may from time to time include information on the investment results (yield, tax-equivalent yield or total return) of the Fund in advertisements or in reports furnished to current or prospective shareholders.

   The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period
   ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the
   SEC:

                                    P(1+T)n = ERV

   The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one, five and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, the Fund will provide lifetime annual average annual total return figures.

   The average annual total return for the Fund for the one-year period ending October 31, 1995 was 12.77%, and for the three year period ending October 31, 1995 was 6.46%. The lifetime average annual total return for the Fund as of October 31, 1995 was 7.28%. The Fund will also calculate this return as of the end of each calendar quarter.

   The Fund may quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD = 2[((a-b)/cd + 1)6 - 1]

   Where:  a =      dividends and interest earned during the period
           b =      expenses accrued for the period (net of reimbursements)
           c =      the average daily number of shares outstanding during
                    the period that were entitled to receive dividends
           d =      the maximum offering price per share on the last day of
                    the period

   The Fund may also calculate a tax-equivalent yield based on a 30-day period, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated personal income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

   The Fund's 30-day yield as of October 31, 1995 was 4.35%. The Fund's tax-equivalent 30-day yield as of October 31, 1995, using a combined marginal effective federal and state personal income tax rate of 46.24%, was 8.09%.

   The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that current or past yield or total return should not be considered representations of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

   The Investment Company may from time to time compare the investment results of the Fund with the following:

         (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

         (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

         (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

         (4) Lipper California Short-Term Municipal Funds Average, which is an average of municipal mutual funds concentrating their investments in securities which are exempt from California state income taxes. This average is compiled from the Lipper Short-Term Municipal Bond Funds average which restricts inclusion to those funds with an average weighted maturity of no more than 90 days. Most funds restrict their longest maturity to thirteen months.

         (5) Lipper Intermediate Municipal Average, which is an average of municipal mutual funds which restricts their holdings to bonds with maturities between 3 and 10 years.

         (6) Lehman Brothers Municipal Bond Index, which is a widely used index composed of investment quality state and municipal fixed income securities.

         (7) Lehman Brothers Five Year State General Obligation Index, which is a composite measure of total return performance of five year state general obligation bonds. It is a component of the Lehman Brothers Municipal Bond Index.

         (8) Lipper Municipal/California Intermediate Bond Index compiled by Lipper Analytical Services, which is an average of bond funds which are exempt from California state income taxes.

         (9) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

         (10) 90-day U.S. Treasury Bills Index which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

         (11) Donoghue First Tier Money Fund Average which is an average of the 30-day yield of approximately 250 major domestic money market funds.

         (12) Donoghue Tax-Exempt California Money Fund Average, which is an average of municipal money market funds which concentrate their investments in securities which are exempt from California state income taxes.

   Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan, Stanley; Bear Stearns & Co., Inc.; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board.

   Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, and BARRON'S may also be used.

                      APPENDIX A: DESCRIPTION OF RATINGS

   DESCRIPTION OF COMMERCIAL PAPER RATINGS

   MOODY'S INVESTORS SERVICE, INC. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment.

   Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

   Issues rated Prime-2 "have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

   Issuers rated Prime-3 "have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained."

   STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. "A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety."

   A-1 -- "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

   A-2 -- "Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

   A-3 -- "Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation."

   B -- "Issues rated B are regarded as having only an adequate capacity for timely repayment. However, such capacity may be damaged by changing conditions of short-term adversities."

   C -- "This rating is assigned to short-term debt obligations with a doubtful capacity for repayment."

   D -- "This rating indicates that the issue is either in default or is expected to be in default upon maturity."

   DESCRIPTION OF BOND RATINGS

   MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

   AAA -- Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

   AA -- High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

   A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

   BAA -- Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

   BA -- "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

   B -- "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

   CAA -- "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest."

   CA -- "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

   C -- "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

   STANDARD & POOR'S RATINGS GROUP'S rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

   AAA -- Highest rating. "Capacity to pay interest and repay principal is extremely strong."

   AA -- High grade. "Very strong capacity to pay interest and repay principal."

   A -- "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

   BBB -- "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

   BB, B, CCC, CC -- "Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

   C -- "This rating is reserved for income bonds on which no interest is being paid."

   D -- "Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears."

   DESCRIPTION OF RATINGS OF NOTES

   MOODY'S INVESTORS SERVICE, INC. ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

   MIG1/VMIG1 -- Notes bearing this description are of the best quality enjoying strong protection from established cash flow of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

   MIG2/VMIG2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

   MIG3/VMIG3 -- Notes bearing this designation are of favorable quality, with all security elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

   STANDARD & POOR'S RATINGS GROUP'S ratings for state and municipal notes are graded into three categories:

   SP-1 -- Notes bearing this designation have a very strong or strong capacity to pay principal and interest.

   SP-2 -- Notes bearing this designation have a satisfactory capacity to pay principal and interest.

   SP-3 -- Notes bearing this designation have a speculative capacity to pay principal and interest.

                          APPENDIX B
Fremont

Mutual
Funds
Annual Report
October 31, 1995
LOGO:Fremont Funds
A message from David L. Redo - President and CEO of
Fremont Investment Advisors, Inc.

Dear Fellow Shareholder:

     We are pleased to send you this report discussing our eight Fremont Mutual Funds for the one year period ended October 31, 1995.

     The Fremont Funds had an excellent year. Some of the highlights include:

     * The Fremont U.S. Micro-Cap Fund produced a total return of 38.68% during the period, beating the Russell 2000 Index by 20.36%.

     * The Fremont Global Fund, with a 12.78% return for the year, outperformed the average mutual fund in the Lipper Global Flexible investment category by 3.5%.

     * The Fremont Growth Fund outperformed the S&P 500 by nearly 2%. It also beat the average growth stock fund by nearly 6% for the year.

     * The Fremont Money Market Fund remained in the top five percent of all taxable Money Market Mutual Funds in the country this year.

     Assets under management are steadily growing. On September 13, the Fremont Funds passed the $1 billion mark. I would like to thank each and every investor who helped us reach this milestone.

     Please review the discussion of each of our funds on the following pages. If you have any questions about the information presented, please call us at 1-800-548-4539 (press 1). We look forward to continuing to serve your investment needs, and wish you and your family a very prosperous 1996.

Sincerely,

/s/ David L. Redo

David L. Redo
President and CEO

Table of Contents

Global Fund........................................... 5
International Growth Fund............................. 8
International Small Cap Fund......................... 10
U.S. Micro-Cap Fund.................................. 12
Growth Fund.......................................... 14
Bond Fund............................................ 15
Money Market Fund.................................... 16
California Intermediate Tax-Free Fund................ 17
Report of Independent Accountants.................... 18

Statements of Investments
Global Fund.......................................... 19
International Growth Fund............................ 24
International Small Cap Fund......................... 26
U.S. Micro-Cap Fund.................................. 29
Growth Fund.......................................... 30
Bond Fund............................................ 32
Money Market Fund.................................... 34
California Intermediate Tax-Free Fund................ 35

Combined Financial Statements
Statements of Assets and Liabilities................. 38
Statements of Operations............................. 40
Statements of Changes in Net Assets.................. 42

 Financial Highlights................................ 46

Notes To Financial Statements........................ 51

Questions& ANSWERS
The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn

Q: How did the Fremont Global Fund perform for the fiscal year ended October 31, 1995?
A:The Fremont Global Fund produced a total return of 12.78% for fiscal 1995, on the strength of dramatic U.S. stock and bond performance during the second half of the fiscal year.

Q: How does this performance compare to other global flexible funds?
A:The Fund's performance was excellent within its peer group. The average return for the funds making up the Lipper Global Flexible category was 9.27% for the same period -- 3.51% below the Fremont Global Fund. This difference can be attributed to smart asset allocation decisions and security selections made by the Fund over the course of the year.

Q: What worked well for the Fund during this period?
A:The Global Fund was fully invested in global stocks and bonds for most of the fiscal year while cash reserves were at a minimum. This strategy proved very effective, since U.S. stocks and bonds were particularly strong. Q: What strategies were less successful? A:The Fremont Global Fund maintained a slight overweighting in international stocks during fiscal 1995. Although international stocks as a group increased in value, they did not perform as well as U.S. stocks. We also favored Southeast Asian stocks, based on expectations that good earnings growth in this region, combined with lower U.S. interest rates, would boost these stock markets. To date, this has not occurred, although we remain confident that this strategy will pay off in the months ahead.

Questions & ANSWERS
The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn
Fremont Global Fund (cont'd.)

Q: What impact did economic developments have upon the Fund this year?
A: The "soft landing" of the U.S. economy during 1995 contributed significantly to the Fund's results. The rapid economic growth in 1994 created inflation concerns, driving interest rates upward and pushing the prices of financial assets downward. In early 1995, however, the U.S. economy decelerated to a slow, sustainable pace, quieting fears of higher inflation. Interest rates in most countries fell, while corporate profits continued to expand. The resulting economic environment has proven very positive for financial assets.

Q: What is the Fund's latest asset mix?

A: The Fund's asset mix as of October 31, 1995 is shown in the table on the right. The Fund remains fully invested, with roughly 70% in global stocks and an underweighting in global bonds. This asset allocation strategy reflects our expectation that the global economic environment in the period ahead will be rewarding.

Fremont Global Fund Asset Mix
               Asset Mix      Asset Mix   "Neutral"    Long-Term
Asset Class    10/31/95        4/30/95       Mix    Asset Mix Ranges

Stocks
 U.S.             35%            27%        32.5%
 Foreign          35%            32%        32.5%
Total Stocks      70%            59%        65%        40% - 75%

Bonds
 U.S.             10%            20%        13%
 Foreign          15%            11%        17%
Total Bonds       25%            31%        30%        12% - 55%
--------------------------------------------------------------------------------
Cash Reserves      5%            10%         5%        2% - 48%
--------------------------------------------------------------------------------
TOTAL            100%           100%       100%

               Geographic Diversification as of October 31, 1995
MAP
United States/Canada 53.3%
Emerging Markets: Latin America 2.3%
United Kingdom 2.5%
 Continental Europe 21.4%
Hong Kong/Singapore/Malaysia 6.0%
Australia/New Zealand 1.7%
Japan 5.1%
Other Emerging Markets: Including Thailand, Indonesia, The Philippines, South Korea and Others 7.7%

Questions & ANSWERS
The Fremont Asset Allocation Committee:
Dave Redo, Pete Landini, Bob Haddick, Vince Kuhn
Fremont Global Fund (cont'd.)

Q: What is your current outlook for the Fund?
A: We anticipate slow economic growth, stable inflation, declining interest rates, and steady corporate earnings in the coming months -- all of which should have a positive impact on global financial assets. We believe that stocks in Southeast Asia and some European markets show the most potential over the next several months. Southeast Asian markets should eventually respond to lower U.S. interest rates and rising corporate earnings. In Europe, corporate earnings should be quite solid and interest rates could continue to decline. In addition, a degree of pessimism pervades all of these markets, a factor that indicates that some very good values exist.

      Sincerely,

      The Fremont Asset Allocation Committee
      Dave Redo   Vince Kuhn
      Pete Landini         Bob Haddick

APPENDIX

A representation of the graphic material contained in Fremont Mutual Funds, Inc.'s October 31, 1995 Annual Report is set forth below.

1. FREMONT GLOBAL FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, November 18, 1988.

                                                                                   Lehman Bros. Intermediate
                       Fremont Global Fund               S&P 500 Index             Govt./Corp. Bond Index )
                       Qtrly                         Qtrly                         Qtrly
                       Return        Balance         Return        Balance         Return       Balance

18-Nov-88                            $10,000                       $10,000                      $10,000
30-Nov-88              0.40%         $10,040         2.81%         $10,281         -0.34%       $9,966
31-Dec-88              0.83%         $10,123         1.81%         $10,467         0.09%        $9,975
31-Jan-89              2.88%         $10,415         7.22%         $11,223         1.05%        $10,080
28-Feb-89              -0.87%        $10,325         -2.48%        $10,944         -0.42%       $10,037
31-Mar-89              1.75%         $10,506         2.34%         $11,201         0.43%        $10,081
30-Apr-89              1.63%         $10,677         5.15%         $11,777         2.00%        $10,282
31-May-89              1.41%         $10,828         4.05%         $12,254         1.98%        $10,486
30-Jun-89              0.46%         $10,878         -0.55%        $12,187         2.52%        $10,750
31-Jul-89              4.72%         $11,391         8.98%         $13,281         2.05%        $10,970
31-Aug-89              1.06%         $11,512         1.93%         $13,538         -1.29%       $10,829
30-Sep-89              -0.44%        $11,462         -0.39%        $13,485         0.47%        $10,880
31-Oct-89              -0.79%        $11,371         -2.36%        $13,167         2.12%        $11,110
30-Nov-89              1.30%         $11,519         2.07%         $13,439         0.95%        $11,216
31-Dec-89              1.88%         $11,735         2.37%         $13,758         0.28%        $11,247
31-Jan-90              -3.09%        $11,373         -6.71%        $12,835         -0.64%       $11,175
28-Feb-90              -0.37%        $11,331         1.29%         $13,000         0.37%        $11,217
31-Mar-90              0.38%         $11,373         2.62%         $13,341         0.13%        $11,231
30-Apr-90              -1.50%        $11,203         -2.48%        $13,010         -0.35%       $11,192
31-May-90              5.42%         $11,810         9.75%         $14,278         2.20%        $11,438
30-Jun-90              0.27%         $11,842         -0.69%        $14,180         1.34%        $11,591
31-Jul-90              0.72%         $11,927         -0.32%        $14,134         1.39%        $11,753
31-Aug-90              -4.91%        $11,341         -9.04%        $12,857         -0.41%       $11,704
30-Sep-90              -4.13%        $10,873         -4.92%        $12,224         0.77%        $11,795
31-Oct-90              1.82%         $11,070         -0.37%        $12,179         1.16%        $11,931
30-Nov-90              2.52%         $11,349         6.43%         $12,961         1.52%        $12,112
31-Dec-90              1.57%         $11,527         2.75%         $13,318         1.37%        $12,278
31-Jan-91              2.34%         $11,797         4.42%         $13,907         1.02%        $12,403
28-Feb-91              4.00%         $12,270         7.16%         $14,902         0.80%        $12,501
31-Mar-91              0.37%         $12,315         2.37%         $15,255         0.68%        $12,586
30-Apr-91              0.46%         $12,371         0.28%         $15,297         1.09%        $12,724
31-May-91              1.91%         $12,607         4.30%         $15,955         0.61%        $12,802
30-Jun-91              -2.77%        $12,258         -4.56%        $15,228         0.07%        $12,811
31-Jul-91              2.75%         $12,596         4.68%         $15,940         1.12%        $12,954
31-Aug-91              1.70%         $12,810         2.35%         $16,315         1.91%        $13,202
30-Sep-91              0.79%         $12,911         -1.65%        $16,046         1.72%        $13,429
31-Oct-91              1.50%         $13,105         1.33%         $16,259         1.14%        $13,582
30-Nov-91              -1.78%        $12,872         -4.03%        $15,604         1.15%        $13,738
31-Dec-91              6.24%         $13,676         11.42%        $17,386         2.44%        $14,073
31-Jan-92              -0.59%        $13,595         -1.85%        $17,064         -0.91%       $13,946
29-Feb-92              1.12%         $13,747         1.28%         $17,282         0.39%        $14,001
31-Mar-92              -2.04%        $13,466         -1.95%        $16,945         -0.39%       $13,946
30-Apr-92              0.26%         $13,501         2.92%         $17,440         0.88%        $14,068
31-May-92              2.01%         $13,773         0.53%         $17,533         1.55%        $14,286
30-Jun-92              -0.86%        $13,655         -1.46%        $17,277         1.48%        $14,498
31-Jul-92              1.13%         $13,808         4.04%         $17,975         1.99%        $14,786
31-Aug-92              0.26%         $13,844         -2.02%        $17,612         1.00%        $14,934
30-Sep-92              0.86%         $13,964         1.15%         $17,815         1.36%        $15,138
31-Oct-92              0.51%         $14,035         0.36%         $17,879         -1.30%       $14,941
30-Nov-92              1.30%         $14,218         3.37%         $18,482         -0.38%       $14,884
31-Dec-92              1.20%         $14,389         1.30%         $18,722         1.34%        $15,083
31-Jan-93              0.43%         $14,450         0.73%         $18,858         1.94%        $15,375
28-Feb-93              1.10%         $14,609         1.36%         $19,115         1.58%        $15,618
31-Mar-93              2.10%         $14,916         2.15%         $19,527         0.40%        $15,681
30-Apr-93              0.16%         $14,940         -2.45%        $19,049         0.80%        $15,806
31-May-93              0.99%         $15,089         2.67%         $19,558         -0.22%       $15,771
30-Jun-93              0.82%         $15,212         0.33%         $19,623         1.57%        $16,019
31-Jul-93              1.38%         $15,423         -0.49%        $19,526         0.24%        $16,058
31-Aug-93              3.07%         $15,896         3.78%         $20,263         1.59%        $16,313
30-Sep-93              1.25%         $16,095         -0.74%        $20,114         0.41%        $16,381
31-Oct-93              2.47%         $16,493         2.05%         $20,527         0.27%        $16,425
30-Nov-93              -0.99%        $16,330         -0.90%        $20,342         -0.56%       $16,333
31-Dec-93              5.38%         $17,209         1.23%         $20,592         0.46%        $16,408
31-Jan-94              1.32%         $17,436         3.36%         $21,284         1.11%        $16,590
28-Feb-94              -2.83%        $16,944         -2.71%        $20,707         -1.48%       $16,344
31-Mar-94              -4.10%        $16,249         -4.34%        $19,808         -1.65%       $16,075
30-Apr-94              0.39%         $16,312         1.29%         $20,064         -0.68%       $15,965
31-May-94              0.39%         $16,375         1.63%         $20,392         0.07%        $15,976
30-Jun-94              -1.08%        $16,198         -2.47%        $19,887         0.01%        $15,978
31-Jul-94              1.95%         $16,514         3.31%         $20,545         1.44%        $16,208
31-Aug-94              2.83%         $16,982         4.07%         $21,381         0.31%        $16,259
30-Sep-94              -2.16%        $16,615         -2.42%        $20,864         -0.92%       $16,109
31-Oct-94              0.99%         $16,780         2.30%         $21,344         -0.01%       $16,108
30-Nov-94              -1.98%        $16,447         -3.67%        $20,560         -0.45%       $16,035
31-Dec-94              0.26%         $16,491         1.47%         $20,862         0.35%        $16,091
31-Jan-95              -1.09%        $16,310         2.59%         $21,403         1.68%        $16,362
28-Feb-95              1.26%         $16,516         3.87%         $22,231         2.07%        $16,700
31-Mar-95              2.19%         $16,877         2.96%         $22,889         0.57%        $16,795
30-Apr-95              2.14%         $17,238         2.95%         $23,564         1.24%        $17,004
31-May-95              3.56%         $17,851         3.96%         $24,498         3.02%        $17,517
30-Jun-95              1.17%         $18,060         2.35%         $25,073         0.67%        $17,635
31-Jul-95              3.03%         $18,608         3.33%         $25,908         0.01%        $17,636
31-Aug-95              -0.21%        $18,568         0.23%         $25,968         0.91%        $17,797
30-Sep-95              1.56%         $18,858         4.17%         $27,051         0.72%        $17,925
31-Oct-95              0.35%         $18,924         -0.28%        $26,975         1.11%        $18,124

                                                                                       Salomon Non-U.S.
                                                                                   Govt. Bond Index
                       Fremont Global Fund                    EAFE Index            (Currency Hedged)
                       Qtrly                         Qtrly                         Qtrly
                       Return        Balance         Return        Balance         Return       Balance
18-Nov-88                            $10,000                       $10,000                      $10,000
30-Nov-88              0.40%         $10,040         1.61%         $10,161         0.11%        $10,011
31-Dec-88              0.83%         $10,123         0.56%         $10,218         0.80%        $10,091
31-Jan-89              2.88%         $10,415         1.76%         $10,398         0.56%        $10,148
28-Feb-89              -0.87%        $10,325         0.51%         $10,451         -0.84%       $10,062
31-Mar-89              1.75%         $10,506         -1.96%        $10,246         0.69%        $10,132
30-Apr-89              1.63%         $10,677         0.93%         $10,341         0.97%        $10,230
31-May-89              1.41%         $10,828         -5.44%        $9,779          0.05%        $10,235
30-Jun-89              0.46%         $10,878         -1.68%        $9,614          0.87%        $10,324
31-Jul-89              4.72%         $11,391         12.56%        $10,822         2.18%        $10,549
31-Aug-89              1.06%         $11,512         -4.50%        $10,335         0.09%        $10,559
30-Sep-89              -0.44%        $11,462         4.56%         $10,806         -0.53%       $10,503
31-Oct-89              -0.79%        $11,371         -4.02%        $10,371         -0.06%       $10,497
30-Nov-89              1.30%         $11,519         5.03%         $10,893         -0.23%       $10,472
31-Dec-89              1.88%         $11,735         3.69%         $11,295         0.33%        $10,507
31-Jan-90              -3.09%        $11,373         -3.73%        $10,874         -1.98%       $10,299
28-Feb-90              -0.37%        $11,331         -6.97%        $10,116         -1.49%       $10,145
31-Mar-90              0.38%         $11,373         -10.42%       $9,062          -0.05%       $10,140
30-Apr-90              -1.50%        $11,203         -0.79%        $8,990          -0.08%       $10,132
31-May-90              5.42%         $11,810         11.41%        $10,016         2.48%        $10,384
30-Jun-90              0.27%         $11,842         -0.88%        $9,928          0.52%        $10,438
31-Jul-90              0.72%         $11,927         1.41%         $10,068         0.39%        $10,478
31-Aug-90              -4.91%        $11,341         -9.71%        $9,090          -1.35%       $10,337
30-Sep-90              -4.13%        $10,873         -13.94%       $7,823          -0.56%       $10,279
31-Oct-90              1.82%         $11,070         15.59%        $9,042          2.87%        $10,574
30-Nov-90              2.52%         $11,349         -5.90%        $8,509          1.64%        $10,747
31-Dec-90              1.57%         $11,527         1.62%         $8,647          1.00%        $10,855
31-Jan-91              2.34%         $11,797         3.23%         $8,926          1.90%        $11,061
28-Feb-91              4.00%         $12,270         10.72%        $9,883          1.47%        $11,224
31-Mar-91              0.37%         $12,315         -6.00%        $9,290          0.05%        $11,229
30-Apr-91              0.46%         $12,371         0.98%         $9,381          0.49%        $11,284
31-May-91              1.91%         $12,607         1.04%         $9,479          0.59%        $11,351
30-Jun-91              -2.77%        $12,258         -7.35%        $8,782          -0.54%       $11,290
31-Jul-91              2.75%         $12,596         4.91%         $9,213          0.91%        $11,392
31-Aug-91              1.70%         $12,810         -2.03%        $9,026          1.29%        $11,539
30-Sep-91              0.79%         $12,911         5.64%         $9,535          1.63%        $11,727
31-Oct-91              1.50%         $13,105         1.42%         $9,671          0.71%        $11,811
30-Nov-91              -1.78%        $12,872         -4.67%        $9,219          0.32%        $11,848
31-Dec-91              6.24%         $13,676         5.16%         $9,695          1.78%        $12,059
31-Jan-92              -0.59%        $13,595         -2.14%        $9,488          0.84%        $12,161
29-Feb-92              1.12%         $13,747         -3.58%        $9,148          0.33%        $12,201
31-Mar-92              -2.04%        $13,466         -6.60%        $8,544          -0.57%       $12,131
30-Apr-92              0.26%         $13,501         0.48%         $8,585          0.31%        $12,169
31-May-92              2.01%         $13,773         6.69%         $9,160          1.08%        $12,300
30-Jun-92              -0.86%        $13,655         -4.74%        $8,726          0.41%        $12,351
31-Jul-92              1.13%         $13,808         -2.56%        $8,502          0.70%        $12,437
31-Aug-92              0.26%         $13,844         6.27%         $9,035          0.32%        $12,477
30-Sep-92              0.86%         $13,964         -1.98%        $8,856          1.64%        $12,682
31-Oct-92              0.51%         $14,035         -5.25%        $8,392          1.71%        $12,898
30-Nov-92              1.30%         $14,218         0.94%         $8,471          0.04%        $12,904
31-Dec-92              1.20%         $14,389         0.52%         $8,515          0.95%        $13,026
31-Jan-93              0.43%         $14,450         -0.01%        $8,514          1.05%        $13,163
28-Feb-93              1.10%         $14,609         3.02%         $8,771          1.83%        $13,405
31-Mar-93              2.10%         $14,916         8.72%         $9,536          -0.28%       $13,367
30-Apr-93              0.16%         $14,940         9.49%         $10,441         -0.05%       $13,360
31-May-93              0.99%         $15,089         2.11%         $10,662         0.48%        $13,425
30-Jun-93              0.82%         $15,212         -1.56%        $10,495         1.86%        $13,675
31-Jul-93              1.38%         $15,423         3.50%         $10,863         1.12%        $13,829
31-Aug-93              3.07%         $15,896         5.40%         $11,449         1.97%        $14,101
30-Sep-93              1.25%         $16,095         -2.25%        $11,192         0.67%        $14,195
31-Oct-93              2.47%         $16,493         3.08%         $11,536         1.30%        $14,380
30-Nov-93              -0.99%        $16,330         -8.74%        $10,528         0.84%        $14,500
31-Dec-93              5.38%         $17,209         7.22%         $11,288         1.88%        $14,774
31-Jan-94              1.32%         $17,436         8.45%         $12,242         -0.77%       $14,660
28-Feb-94              -2.83%        $16,944         -0.28%        $12,208         -1.96%       $14,372
31-Mar-94              -4.10%        $16,249         -4.31%        $11,683         -0.62%       $14,283
30-Apr-94              0.39%         $16,312         4.24%         $12,178         -0.55%       $14,204
31-May-94              0.39%         $16,375         -0.57%        $12,108         -0.77%       $14,094
30-Jun-94              -1.08%        $16,198         1.41%         $12,279         -1.09%       $13,940
31-Jul-94              1.95%         $16,514         0.96%         $12,397         0.69%        $14,036
31-Aug-94              2.83%         $16,982         2.37%         $12,691         -0.95%       $13,902
30-Sep-94              -2.16%        $16,615         -3.15%        $12,291         0.30%        $13,944
31-Oct-94              0.99%         $16,780         3.33%         $12,700         0.34%        $13,991
30-Nov-94              -1.98%        $16,447         -4.81%        $12,089         1.30%        $14,173
31-Dec-94              0.26%         $16,491         0.63%         $12,166         0.04%        $14,179
31-Jan-95              -1.09%        $16,310         -3.84%        $11,699         1.06%        $14,329
28-Feb-95              1.26%         $16,516         -0.29%        $11,665         1.27%        $14,511
31-Mar-95              2.19%         $16,877         6.24%         $12,392         2.21%        $14,832
30-Apr-95              2.14%         $17,238         3.76%         $12,858         1.60%        $15,069
31-May-95              3.56%         $17,851         -1.19%        $12,705         3.20%        $15,551
30-Jun-95              1.17%         $18,060         -1.75%        $12,483         -0.15%       $15,528
31-Jul-95              3.03%         $18,608         6.23%         $13,261         1.19%        $15,713
31-Aug-95              -0.21%        $18,568         -3.81%        $12,756         0.71%        $15,824
30-Sep-95              1.56%         $18,858         1.95%         $13,004         1.64%        $16,084
31-Oct-95              0.35%         $18,924         -2.69%        $12,654         1.04%        $16,251

Average Annual Returns for Periods Ended 10/31/95
1 Year                               12.78%
2 Years                              7.12%
3 Years                              10.48%
4 Years                              9.62%
5 Years                              11.32%
Since Inception (11/18/88)           9.61%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Morgan Stanley Capital International EAFE Index, the Salomon Non-U.S. Government Bond Index, or the Lehman Bros. Intermediate Government/Corporate Index.

Questions & ANSWERS
Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.
Fremont International Growth Fund

Q: How did the Fremont International Growth Fund perform for the fiscal year ended October 31, 1995?

A:    In a difficult year for international markets, the Fremont International
Growth Fund produced a total return of 0.13% for the period ended
October 31, 1995. This performance compares favorably both with the performance of other international funds and that of the Europe, Australia, & Far East (EAFE) Index.

      During the same period, the average total return for the funds comprising the Lipper International category was -1.09%, while the EAFE Index of international stocks returned -0.36%.

Q: What worked well during this period?

A:    A number of profitable stock selections helped the Fund's performance.
Roche Holdings AG of Switzerland did very well during the past twelve months, posting a total return of 65%, and Autoliv AB of Sweden was up
64%. Not far behind was Finland's Nokia AB, with a total return of 55% for the year ended October 31, 1995. In addition, we reduced the Fund's cash position by roughly 6% in early April, allowing the Fund to participate fully in the recoveries of many international stock markets.

Q: What was less successful?

A: The Fund's exposure to the developing markets in Latin America and Asia added little to performance this past year. Southeast Asian markets rallied sharply in the spring, only to slip back in the summer and fall.

Our current overweighting in emerging markets is one of the key strategies used in managing the International Growth Fund. Although the portfolio will go through cyclical phases as a result of its high emerging market content, we believe that these markets will produce superior growth that will drive stock prices much higher in the years ahead.

Q: What is your current strategy?

A:    Our current allocations by region include 21% in Japan, 36% in other
Asian markets, 35% in Europe, 3% in Latin America and 5% in cash.
Compared to the EAFE Index, which does not include the emerging markets, we are continuing to underweight the Japanese and European markets and overweight the emerging markets of Southeast Asia. We are especially enthusiastic about the potential for the Southeast Asian markets where we are forecasting a long-term growth rate of 6 to 7% -- well beyond the 2 to 3% expected growth rate for the major industrialized countries.


2. FREMONT INTERNATIONAL GROWTH FUND - Growth of $10,000* * Assumes initial investment of $10,000 on inception date, March 1, 1994.

                                      Fremont International
                                             Growth Fund                                   EAFE Index
                              Qtrly                                          Qtrly
                              Return            Balance                     Return                   Balance
01-Mar-94                                       $10,000                                              $10,000
31-Mar-94                     -3.66%             $9,634                      -4.31%                   $9,569
30-Apr-94                     0.33%              $9,666                      4.24%                    $9,975
31-May-94                     0.11%              $9,767                      -0.57%                   $9,918
30-Jun-94                     -1.94%             $9,488                      1.41%                   $10,058
31-Jul-94                     2.42%              $9,718                      0.96%                   $10,155
31-Aug-94                     4.73%             $10,178                      2.37%                   $10,395
30-Sep-94                     -1.44%            $10,031                      -3.15%                  $10,068
31-Oct-94                     1.98%             $10,230                      3.33%                   $10,403
30-Nov-94                     -4.80%             $9,739                      -4.81%                   $9,903
31-Dec-94                     -0.51%             $9,689                      0.63%                    $9,965
31-Jan-95                     -6.90%             $9,020                      -3.84%                   $9,582
28-Feb-95                     1.97%              $9,198                      -0.29%                   $9,555
31-Mar-95                     2.05%              $9,386                      6.24%                   $10,151
30-Apr-95                     3.34%              $9,699                      3.76%                   $10,533
31-May-95                     2.59%              $9,950                      -1.19%                  $10,407
30-Jun-95                     2.10%             $10,159                      -1.75%                  $10,225
31-Jul-95                     5.66%             $10,734                      6.23%                   $10,862
31-Aug-95                     -2.43%            $10,473                      -3.81%                  $10,448
30-Sep-95                     0.70%             $10,546                      1.95%                   $10,652
31-Oct-95                     -2.87%            $10,243                      -2.69%                  $10,366

Average Annual Returns for Periods Ended 10/31/95
1 Year                                               0.13%
Since Inception (3/1/94)                             1.45%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

Questions & ANSWERS
Andrew L. Pang, Portfolio Manager
Fremont Investment Advisors, Inc.
Fremont International Growth Fund (cont'd.)



Q: What is your current outlook for the Fund?

A:    In 1995, interest rates in most countries fell and corporate profits continued to expand. Slow, non-inflationary growth in the global economy continues to be a positive market force. As we enter fiscal 1996, we anticipate a more favorable environment for international financial assets, and continue to believe that the greatest potential will be found in Southeast Asian stocks, as well as in some European markets.

While they have been slow to respond to declining U.S. interest rates and rising international corporate earnings, the markets of Southeast Asia should eventually react positively. In Europe, solid corporate earnings and declining interest rates should continue. Finally, we plan to invest in a number of well-priced stocks as many investors remain on the sidelines waiting for the markets to rebound.

Sincerely,

Andrew L. Pang
Portfolio Manager
NOTE:
On September 1, 1995, Fremont Investment Advisors replaced Sit/Kim International Investment Associates, Inc. as the advisor for the Fremont International Growth Fund.
The Fremont International Growth Fund's
Geographic
Diversification as of October 31, 1995
MAP
United States 5.1% (cash)
Emerging Markets: Latin America 3.4%
United Kingdom 5.0%
Continental Europe 29.7%
Hong Kong/Singapore/Malaysia 14.2%
Australia/New Zealand 3.4%
Japan 21.4%
Other Emerging Markets: Including Thailand, The Philippines, Indonesia, Taiwan and Others 17.8%

Questions & ANSWERS
Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.
Fremont International Small Cap Fund

Q: How did the Fremont International Small Cap Fund perform for the fiscal year ended October 31, 1995?

A:    The Fremont International Small Cap Fund produced a total return of
-7.96% for the fiscal year. During the same twelve months, the Salomon Brothers Extended Market Index of the Europe and Pacific countries (EMI) recorded a return of -4.70%. The average for funds comprising the Lipper International Small Company category was -2.75%.

Q: What worked well for the Fund during this period?

A:    The Fund's Japanese investments were limited during the entire period, which protected investors from the effects of a volatile year. At the same time, the vast depth and breadth of the Japanese market made it possible to buy a number of stocks that performed extremely well. Stock selection also contributed positively to portfolio performance in the U.K., as this market reached all-time highs and smaller, value-oriented stocks did well. A relatively strong presence in the Australia and New Zealand markets, as well as the emerging markets of Turkey, Greece and Thailand, also contributed to returns.

Q: What strategies were less successful?

A:    The weak dollar and Mexican economic crisis shook investor confidence and resulted in volatile international markets during the first half of the fiscal year. This hurt the returns of smaller, value-oriented stocks as investors moved towards larger, growth-oriented stocks. Extremely small "micro-cap" foreign stocks, like many of those held by the Fund, proved particularly vulnerable. While this trend reversed itself in the third quarter, it nevertheless had a substantial negative impact on the Fund's performance.

In terms of specific portfolio selections, the Fund's relatively strong presence in France had a mixed effect, adding value in the first half but detracting from returns later on. Our comparatively light participation in the German market had a negative effect during the first three quarters, but has recently begun to pay off. In addition, some emerging markets investments dampened performance, particularly during the first half of the year.

3. FREMONT INTERNATIONAL SMALL CAP FUND - Growth of $10,000* * Assumes initial investment of $10,000 on inception date, June 30, 1994.

                                     Fremont International                         Salomon Brothers
                                         Small Cap Fund                                   EMI Index
                             Qtrly                                       Qtrly
                             Return               Balance                Return                 Balance
30-Jun-94                                         $10,000                                       $10,000
31-Jul-94                    1.30%                $10,130                1.14%                  $10,114
31-Aug-94                    2.37%                $10,370                1.06%                  $10,221
30-Sep-94                    -4.34%               $9,920                 -2.86%                 $9,929
31-Oct-94                    -0.60%               $9,860                 1.81%                  $10,109
30-Nov-94                    -5.58%               $9,310                 -6.24%                 $9,478
31-Dec-94                    -3.11%               $9,020                 1.34%                  $9,605
31-Jan-95                    -5.32%               $8,540                 -3.25%                 $9,293
28-Feb-95                    -0.94%               $8,460                 -1.46%                 $9,157
31-Mar-95                    2.25%                $8,650                 4.25%                  $9,546
30-Apr-95                    3.47%                $8,950                 3.00%                  $9,833
31-May-95                    2.57%                $9,180                 -1.75%                 $9,660
30-Jun-95                    -0.98%               $9,090                 -1.23%                 $9,542
31-Jul-95                    5.61%                $9,600                 5.83%                  $10,098
31-Aug-95                    -2.19%               $9,390                 -2.53%                 $9,842
30-Sep-95                    0.43%                $9,430                 0.78%                  $9,919
31-Oct-95                    -3.76%               $9,075                 -2.88%                 $9,634

Average Annual Returns for Periods Ended 10/31/95
1 Year                                    -7.96%
Since Inception (6/30/94)                 -7.01%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Salomon Brothers Extended Market Index.

Questions & ANSWERS
Dr. Gary L. Bergstrom, Portfolio Manager
Acadian Asset Management, Inc.
Fremont International Small Cap Fund (cont'd.)


Q: What changes were made to the country allocations during the year?

A: During the first six months, the most significant changes to the portfolio involved an increased allocation to emerging markets, which started at roughly 7% of the portfolio and grew to 28%. In the developed markets, we reduced our emphasis on Japan during the first half of the year, but recently increased it again. Allocations in France and Germany remained fairly steady throughout the year.

Q: What is the Fund's current strategy?

A: While small cap stocks have recently underperformed larger stocks, this trend may be reversing. Over the long term, smaller cap stocks have significantly outperformed other sectors, and we believe they will do so in the future. Based on this belief, the portfolio continues to emphasize smaller micro-cap stocks, and companies that tend to be either cyclical or sensitive to economic changes.

         The portfolio currently emphasizes a range of attractive developed markets, such as France, Canada, Hong Kong, the Netherlands and Australia, as well as relatively liquid markets in expanding economies, such as those of Brazil, Thailand, and Greece.

      Overall, it is our view that a value-oriented small cap approach will prosper in the coming months. More importantly, we believe the Fund's investment process, which combines a fundamental value approach with earnings growth trends and other important data, will be successful in identifying high-performance small cap companies for the Fund's portfolio.

      Sincerely,

      Dr. Gary L. Bergstrom
      Portfolio Manager
ABOUT THE SUB-ADVISOR:
Acadian Asset Management Inc. manages over $2 billion in international small cap portfolios.

                  The Fremont International Small Cap Fund's
               Geographic Diversification as of October 31, 1995
MAP
United States/Canada 3.6%
Emerging Markets: Latin America 11.0%
United Kingdom 5.7%
Continental Europe 28.2%
Hong Kong/Singapore/Malaysia 12.3%
Australia/New Zealand 7.9%
Japan 14.6%
Other Emerging Markets: Including Greece, Thailand, South Africa,
Czech Republic, Turkey and Others 16.7%

Questions & ANSWERS
Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.
Fremont U.S. Micro-Cap Fund

Q: How did the Fremont U.S. Micro-Cap Fund perform for the fiscal year ended October 31, 1995?

A: For the year, the U.S. Micro-Cap Fund posted an impressive return of 38.68%, outperforming the Russell 2000 Index by more than a two-to-one margin. The Russell 2000 Index, a widely-used gauge of small company performance, rose a much lower 18.32% over the same period.

Q: Why did the fund perform so well?

A:    The overall investment environment for stocks was very favorable throughout fiscal 1995. A combination of relatively low inflation, declining interest rates and strong growth in corporate earnings produced excellent stock market performance. In general, however, larger company stocks tended to outperform smaller companies, as evidenced by the 26.39% increase in the S&P 500 Index. The fact that the performance of the U.S. Micro-Cap Fund outpaced even this figure indicates that superior stock selection was at the heart of the Fund's success.

Q: How does the Fund's performance compare with that of other micro-cap funds?

A:    The Fund's strategy of searching out successful micro-cap companies that have the potential to develop into tomorrow's small cap, medium cap and, in some cases, large cap companies proved extremely successful during the fiscal year. Reliance on this strategy allowed the Fund to outperform most other micro-cap funds.

Q: What strategies worked well for the Fund?

A:    Investments in early-stage emerging growth companies had a dramatic impact on the Fund's overall success. This was especially true of technology stocks, which led the market throughout most of the year. Verity Inc., Garden Ridge Corp., Veritas Software, Delta and Pine Land, and PRI Automation provided the most substantial gains for the Fund.

Equally important to the Fund's overall success was our ability to minimize losses. Over the course of the year, gains were roughly three times greater than losses.

4.  FREMONT U.S. MICRO-CAP  FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, June 30, 1994.

                                           Fremont U.S.
                                        Micro-Cap Fund                             Russell 2000 Index
                             Qtrly                                        Qtrly
                             Return                Balance                Return                 Balance
30-Jun-94                                          $10,000                                       $10,000
31-Jul-94                    2.20%                 $10,220                1.64%                  $10,164
31-Aug-94                    0.98%                 $10,320                5.57%                  $10,730
30-Sep-94                    1.45%                 $10,470                -0.34%                 $10,694
31-Oct-94                    -1.05%                $10,360                -0.40%                 $10,651
30-Nov-94                    -3.48%                $10,000                -4.04%                 $10,221
31-Dec-94                    1.50%                 $10,150                2.68%                  $10,494
31-Jan-95                    1.97%                 $10,350                -1.26%                 $10,362
28-Feb-95                    3.10%                 $10,671                4.16%                  $10,793
31-Mar-95                    4.23%                 $11,122                1.71%                  $10,978
30-Apr-95                    2.43%                 $11,392                2.22%                  $11,222
31-May-95                    4.57%                 $11,913                1.72%                  $11,415
30-Jun-95                    4.88%                 $12,495                5.19%                  $12,007
31-Jul-95                    6.82%                 $13,346                5.76%                  $12,699
31-Aug-95                    6.31%                 $14,188                2.07%                  $12,961
30-Sep-95                    2.54%                 $14,549                1.79%                  $13,193
31-Oct-95                    -1.24%                $14,368                -4.48%                 $12,602

Average Annual Returns for Periods Ended 10/31/95
1 Year                                             38.68%
Since Inception (6/30/94)                  31.16%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

Questions & ANSWERS
Robert E. Kern, Portfolio Manager
Morgan Grenfell Capital Management, Inc.
Fremont U.S. Micro-Cap Fund (cont'd.)

Q: What aspects were less successful?

A:    While successful stock selections far outweighed unsuccessful ones, several disappointing investments prevented the Fund from reaching even higher levels of performance. The largest loss resulted from an investment in Vmark Software which experienced problems integrating an acquisition.

Q: What is your current outlook for U.S. micro-cap stocks?

A:    Micro-cap stocks are becoming more widely recognized as a separate asset class. During the past year, more investment advisers and institutional investors have recognized the benefits of micro-cap investing -- the potential of higher long-term rates of return and better diversification
-- as well as the importance of specialized micro-cap investment management. The result has been an increase in cash flows into the micro-cap sector of the market.

We expect the trend toward micro-cap investing to accelerate. With roughly 4,000 publicly-traded companies having market capitalizations between $10 million and $225 million, there is a huge opportunity to find successful micro-cap companies before they become widely recognized by other investors.

Stock selection is the "key to success" in micro-cap investing, and we believe that our fundamental approach to investment research -- financial analysis combined with company visits and the discussion of overall strategies with top management -- provides the Fund with the opportunity for continued exceptional performance.

As we enter fiscal 1996, we are optimistic that well-selected micro-cap companies will provide excellent returns to investors in the Fremont U.S. Micro-Cap Fund.

Sincerely,

Robert E. Kern
Portfolio Manager


ABOUT THE SUB-ADVISOR:
Morgan Grenfell Capital Management, Inc. manages over $500 million in small- and micro-cap stocks.

Questions & ANSWERS
Andrew L. Pang, Fremont Investment Advisors, Inc.
Eugene C. Sit, Sit Investment Associates, Inc.
Fremont Growth Fund

Q: How did the Fremont Growth Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont Growth Fund produced a total return of 28.12% for the fiscal year ended October 31, 1995. This compares favorably both with the 26.39% return posted by the S&P 500 Index and the 18.32% return of the Russell 2000 Index.

The Fund also outpaced other growth funds. The average return for the funds in the Lipper Growth category was 22.14% -- approximately 6% less than that of the Fremont Growth Fund.

Q: What worked well during this period?

A:    Larger companies significantly outperformed smaller companies for the
Fund, during the twelve-month period. Two of the Fund's most heavily weighted industry groups, technology and health care, performed very well. Among the top performers were Micron Technology (253%), Cisco
Systems (157%) and Xilinx (137%).

Q: What strategies were less successful?

A: The retail sector was weak throughout the year. Even with only 4% of the Fund's assets invested in the retail sector, poor performance by such well-known companies as Toys R Us, Home Depot and Wal-Mart had a negative impact on overall performance.

Q: What is the Fund's current strategy?

A:    Throughout the past year, we slowly moved the Fund toward a more growth-oriented stance. The fund was fully invested with cash reserves of only 4% on October 31, 1995. We continue to emphasize technology stocks (23% of the Fund's portfolio) and health care stocks (16%) based upon our projections of continued strong earnings growth in these sectors.

Q: What is your current outlook for the Fund?

A:    The Federal Reserve appears to have pulled off the "soft landing" it was striving for, creating an outstanding environment for stock market investing. As long as the economy continues to grow at a modest pace and inflation remains under control, the Fremont Growth Fund should continue to perform well.

Sincerely,

Andrew L. Pang
Eugene C. Sit
Portfolio Managers

5.  FREMONT GROWTH FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, August 14, 1992.

                                  Fremont Growth Fund                                   S&P 500 Index
                             Qtrly                                        Qtrly
                             Return                Balance                Return                 Balance
14-Aug-92                                          $10,000                                       $10,000
31-Aug-92                    -1.01%                $9,899                 -1.27%                 $9,873
30- Sep-92                   1.93%                 $10,091                1.15%                  $9,987
31-Jan-00                    1.08%                 $10,200                0.36%                  $10,023
01-Mar-00                    4.46%                 $10,655                3.37%                  $10,361
01-Apr-00                    1.57%                 $10,822                1.30%                  $10,495
02-May-00                    1.22%                 $10,954                0.73%                  $10,572
30-May-00                    -1.02%                $10,843                1.36%                  $10,716
30-Jun-00                    1.50%                 $11,005                2.15%                  $10,947
30-Apr-93                    -3.60%                $10,609                -2.45%                 $10,679
31-May-93                    2.40%                 $10,863                2.67%                  $10,964
30-Jun-93                    0.75%                 $10,945                0.33%                  $11,000
31-Jul-93                    -0.09%                $10,935                -0.49%                 $10,946
31-Aug-93                    3.36%                 $11,302                3.78%                  $11,359
30-Sep-93                    0.99%                 $11,414                -0.74%                 $11,276
31-Oct-93                    0.80%                 $11,506                2.05%                  $11,507
30-Nov-93                    -2.04%                $11,270                -0.90%                 $11,404
31-Dec-93                    2.18%                 $11,516                1.23%                  $11,544
31-Jan-94                    3.40%                 $11,907                3.36%                  $11,932
28-Feb-94                    -3.11%                $11,536                -2.71%                 $11,608
31-Mar-94                    -5.27%                $10,929                -4.34%                 $11,104
30-Apr-94                    1.13%                 $11,052                1.29%                  $11,248
31-May-94                    0.37%                 $11,093                1.63%                  $11,432
30-Jun-94                    -3.35%                $10,722                -2.47%                 $11,149
31-Jul-94                    4.04%                 $11,155                3.31%                  $11,518
31-Aug-94                    5.10%                 $11,724                4.07%                  $11,986
30-Sep-94                    -2.12%                $11,476                -2.42%                 $11,696
31-Oct-94                    1.98%                 $11,704                2.30%                  $11,965
30-Nov-94                    -3.15%                $11,335                -3.67%                 $11,526
31-Dec-94                    2.02%                 $11,563                1.47%                  $11,695
31-Jan-95                    0.40%                 $11,609                2.59%                  $11,998
28-Feb-95                    3.25%                 $11,897                3.87%                  $12,463
31-Mar-95                    2.67%                 $12,307                2.96%                  $12,832
30-Apr-95                    2.14%                 $12,570                2.95%                  $13,210
31-May-95                    3.28%                 $12,982                3.96%                  $13,733
30-Jun-95                    4.93%                 $13,622                2.35%                  $14,056
31-Jul-95                    4.45%                 $14,228                3.33%                  $14,524
31-Aug-95                    1.37%                 $14,423                0.23%                  $14,557
30-Sep-95                    3.89%                 $14,983                4.17%                  $15,164
31-Oct-95                    0.08%                 $14,995                -0.28%                 $15,122

Average Annual Returns for Periods Ended 10/31/95
1 Year                                             28.12%
2 Years                                            14.17%
3 Years                                            13.72%
Since Inception (08/14/92)                         13.44%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

Questions & ANSWERS
Bill Gross, Portfolio Manager
Pacific Investment Management Company
Fremont Bond Fund

Q: How did the Fremont Bond Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont Bond Fund returned 16.49% for the fiscal year, outpacing the 15.65% performance of the Lehman Brothers Aggregate Bond Index during the same period.

Q: What strategies worked well for the Fund during this period?

A:    Federal Reserve policy played a major role in the bond market and our portfolio strategy. Early in the year, the Fed raised rates to slow the rapid economic growth to a more modest pace. The Fed then cut rates in July. While this environment created turbulence in bond prices, it also presented opportunities that the Fund was able to capitalize upon.

For much of the year, we maintained relatively long average maturities within the Fund's portfolio, allowing the Fund to capture more capital appreciation, which in turn boosted returns. In addition, the Fund benefitted as we adjusted exposures to emphasize the most attractive portion of the yield curve. Our allocation to currency-hedged German bonds was another plus, as these securities outperformed U.S. bonds.

Q: What strategies were less successful?

A:    Over most of the year, we de-emphasized corporate bonds, feeling that their added risk did not justify the additional yields they offered relative to Treas-ury securities. As it turned out, corporate bonds were the top performers in the U.S. market, with lower-quality issues posting the strongest gains.

Q: What is your current strategy for the Fund?

A:    We expect interest rates to continue downward over the next several quarters and will maintain a higher average maturity to take advantage of capital gains. We will also continue to limit emphasis on intermediate and long corporate bonds. Within the mortgage sector, we expect to selectively reduce prepayment exposure. Finally, we will continue to invest in international bonds, focusing on the core European markets.

Sincerely,

Bill Gross
Portfolio Manager
ABOUT THE SUB-ADVISOR:
Pacific Investment Management Co. (PIMCO) manages over $50 billion for institutions and is the sub-advisor for the Bond Fund.


6.  FREMONT BOND FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, April 30, 1993.

                                                                                      Lehman Bros.
                                       Fremont Bond Fund                      Aggregate Bond Index
                             Qtrly                                        Qtrly
                             Return                Balance                Return                 Balance
30-Apr-93                                          $10,000                                       $10,000
31-May-93                    -0.37%                $9,963                 0.13%                  $10,013
30-Jun-93                    2.20%                 $10,182                1.81%                  $10,194
31-Jul-93                    0.16%                 $10,198                0.57%                  $10,252
31-Aug-93                    2.12%                 $10,415                1.75%                  $10,432
30-Sep-93                    0.63%                 $10,481                0.27%                  $10,460
31-Oct-93                    0.32%                 $10,515                0.37%                  $10,499
30-Nov-93                    -1.41%                $10,366                -0.85%                 $10,410
31-Dec-93                    0.68%                 $10,437                0.54%                  $10,466
31-Jan-94                    1.42%                 $10,585                1.35%                  $10,607
28-Feb-94                    -1.86%                $10,388                -1.74%                 $10,423
31-Mar-94                    -2.32%                $10,147                -2.47%                 $10,166
30-Apr-94                    -0.97%                $10,049                -0.80%                 $10,085
31-May-94                    -0.89%                $9,959                 -0.01%                 $10,083
30-Jun-94                    0.66%                 $10,025                -0.22%                 $10,061
31-Jul-94                    1.79%                 $10,205                1.99%                  $10,261
31-Aug-94                    0.25%                 $10,230                0.12%                  $10,274
30-Sep-94                    -1.21%                $10,106                -1.47%                 $10,123
31-Oct-94                    -0.55%                $10,050                -0.09%                 $10,114
30-Nov-94                    -0.30%                $10,020                -0.22%                 $10,091
31-Dec-94                    -0.02%                $10,018                0.69%                  $10,161
31-Jan-95                    2.23%                 $10,242                1.98%                  $10,362
28-Feb-95                    2.74%                 $10,522                2.38%                  $10,609
31-Mar-95                    0.94%                 $10,621                0.61%                  $10,674
30-Apr-95!                   1.90%                 $10,823                1.40%                  $10,823
31-May-95                    3.74%                 $11,228                3.87%                  $11,242
30-Jun-95                    0.63%                 $11,299                0.73%                  $11,324
31-Jul-95!                   -0.32%                $11,263                -0.22%                 $11,299
31-Aug-95                    1.19%                 $11,397                1.21%                  $11,436
30-Sep-95                    1.16%                 $11,530                0.97%                  $11,547
31-Oct-95                    1.54%                 $11,707                1.30%                  $11,697

Average Annual Returns for Periods Ended 10/31/95
1 Year                                             16.49%
2 Years                                            5.52%
Since Inception (4/30/93)                          6.50%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

Questions & ANSWERS
Norman Gee, Portfolio Manager
Fremont Investment Advisors, Inc.
Fremont Money Market Fund

Q: How did the Fremont Money Market Fund perform for the fiscal year ended October 31, 1995?

A: The Money Market Fund produced a total return of 5.84% for the twelve months ending October 31, 1995, ranking the Fund among the top 5% of taxable money market funds for the entire year.

During the fiscal year, the Donoghue First Tier Taxable Average posted a return of 5.24%.

Q: What worked well for the Fund during this period?

A:    We maintained a conservative strategy over the first few months of the fiscal year, waiting for a clearer picture of which direction the Federal Reserve would take in adjusting interest rates. Throughout this period, we kept the Fund's average maturity close to the average of the money market funds tracked in the Donoghue First Tier Money Market Fund universe. After rates were lowered in February, we lengthened the average maturity.

Q: What strategies were less successful?

A: The strength of the U.S. economy was extremely difficult to predict during fiscal 1995. In hindsight, the Fund would have done better if we had begun lengthening the average maturity a few weeks earlier.

Q: What is your current strategy?

A: We believe the Federal Reserve has reached its goal of slowing economic growth to a sustainable rate. As a result, we expect short-term interest rates to continue downward.

Because the Fund invests in securities with maturities of one year or less, our current strategy is to keep the Fund's average maturity considerably longer than that of the Donoghue universe average. This will allow us to maximize the yields of the Fund.

      Sincerely,

      Norman Gee
      Portfolio Manager

7. FREMONT MONEY MARKET FUND - Growth of $10,000*
* Assumes initial investment of $10,000 on inception date, November 18, 1988.

                                                                                  U.S. 91-Day                 Donoghue First Tier
                          Fremont Money Market Fund                                T-Bill Index                  Taxable Average
                          Qtrly                                    Qtrly                                   Qtrly
                          Return               Balance             Return              Balance             Return        Balance
18-Nov-88                                      $10,000                                 $10,000                           $10,000
30-Nov-88                 0.27%                $10,027             0.26%               $10,026             0.25%         $10,025
31-Dec-88                 0.68%                $10,096             0.67%               $10,093             0.65%         $10,090
31-Jan-89                 0.74%                $10,170             0.69%               $10,163             0.68%         $10,159
28-Feb-89                 0.65%                $10,237             0.72%               $10,236             0.68%         $10,228
31-Mar-89                 0.77%                $10,315             0.73%               $10,311             0.71%         $10,300
30-Apr-89                 0.72%                $10,389             0.70%               $10,383             0.74%         $10,377
31-May-89                 0.83%                $10,475             0.71%               $10,457             0.73%         $10,452
30-Jun-89                 0.74%                $10,552             0.66%               $10,526             0.72%         $10,528
31-Jul-89                 0.73%                $10,630             0.63%               $10,592             0.69%         $10,600
31-Aug-89                 0.71%                $10,705             0.65%               $10,661             0.66%         $10,670
30-Sep-89                 0.65%                $10,775             0.66%               $10,731             0.66%         $10,741
31-Oct-89                 0.72%                $10,852             0.76%               $10,813             0.66%         $10,812
30-Nov-89                 0.66%                $10,924             0.69%               $10,887             0.64%         $10,881
31-Dec-89                 0.63%                $10,993             0.62%               $10,955             0.63%         $10,949
31-Jan-90                 0.67%                $11,067             0.66%               $11,027             0.62%         $11,017
28-Feb-90                 0.59%                $11,132             0.60%               $11,093             0.61%         $11,084
31-Mar-90                 0.63%                $11,202             0.67%               $11,168             0.61%         $11,152
30-Apr-90                 0.66%                $11,276             0.65%               $11,240             0.62%         $11,221
31-May-90                 0.66%                $11,350             0.68%               $11,317             0.62%         $11,291
30-Jun-90                 0.62%                $11,420             0.65%               $11,390             0.61%         $11,360
31-Jul-90                 0.68%                $11,498             0.66%               $11,465             0.61%         $11,429
31-Aug-90                 0.65%                $11,573             0.65%               $11,540             0.60%         $11,498
30-Sep-90                 0.58%                $11,640             0.61%               $11,610             0.60%         $11,567
31-Oct-90                 0.68%                $11,719             0.62%               $11,682             0.60%         $11,636
30-Nov-90                 0.62%                $11,792             0.59%               $11,751             0.59%         $11,704
31-Dec-90                 0.64%                $11,867             0.59%               $11,821             0.59%         $11,773
31-Jan-91                 0.62%                $11,941             0.57%               $11,888             0.56%         $11,839
28-Feb-91                 0.53%                $12,005             0.49%               $11,946             0.52%         $11,901
31-Mar-91                 0.50%                $12,065             0.52%               $12,008             0.49%         $11,959
30-Apr-91                 0.57%                $12,134             0.48%               $12,066             0.47%         $12,015
31-May-91                 0.50%                $12,195             0.48%               $12,124             0.44%         $12,068
30-Jun-91                 0.44%                $12,249             0.46%               $12,180             0.44%         $12,121
31-Jul-91                 0.52%                $12,312             0.48%               $12,238             0.44%         $12,174
31-Aug-91                 0.46%                $12,369             0.47%               $12,296             0.43%         $12,227
30-Sep-91                 0.47%                $12,427             0.44%               $12,350             0.42%         $12,278
31-Oct-91                 0.44%                $12,482             0.44%               $12,404             0.41%         $12,328
30-Nov-91                 0.39%                $12,531             0.40%               $12,454             0.39%         $12,375
31-Dec-91                 0.42%                $12,584             0.37%               $12,500             0.38%         $12,422
31-Jan-92                 0.37%                $12,630             0.35%               $12,543             0.34%         $12,464
29-Feb-92                 0.30%                $12,668             0.31%               $12,582             0.31%         $12,502
31-Mar-92                 0.31%                $12,708             0.34%               $12,625             0.30%         $12,540
30-Apr-92                 0.29%                $12,744             0.32%               $12,666             0.29%         $12,576
31-May-92                 0.27%                $12,779             0.33%               $12,707             0.28%         $12,612
30-Jun-92                 0.30%                $12,817             0.30%               $12,745             0.28%         $12,647
31-Jul-92                 0.27%                $12,852             0.30%               $12,784             0.26%         $12,680
31-Aug-92                 0.26%                $12,885             0.28%               $12,819             0.25%         $12,711
30-Sep-92                 0.24%                $12,917             0.25%               $12,852             0.24%         $12,741
31-Oct-92                 0.24%                $12,947             0.25%               $12,884             0.22%         $12,769
30-Nov-92                 0.24%                $12,978             0.25%               $12,916             0.22%         $12,798
31-Dec-92                 0.23%                $13,008             0.27%               $12,951             0.23%         $12,828
31-Jan-93                 0.21%                $13,036             0.27%               $12,986             0.23%         $12,857
28-Feb-93                 0.20%                $13,062             0.23%               $13,016             0.22%         $12,885
31-Mar-93                 0.24%                $13,093             0.25%               $13,048             0.21%         $12,912
30-Apr-93                 0.22%                $13,122             0.24%               $13,080             0.21%         $12,939
31-May-93                 0.20%                $13,148             0.25%               $13,113             0.21%         $12,967
30-Jun-93                 0.23%                $13,178             0.25%               $13,147             0.21%         $12,994
31-Jul-93                 0.22%                $13,208             0.26%               $13,181             0.21%         $13,021
31-Aug-93                 0.21%                $13,235             0.26%               $13,215             0.21%         $13,049
30-Sep-93                 0.21%                $13,263             0.25%               $13,248             0.21%         $13,076
31-Oct-93                 0.22%                $13,291             0.26%               $13,282             0.21%         $13,104
30-Nov-93                 0.21%                $13,320             0.25%               $13,315             0.21%         $13,132
31-Dec-93                 0.24%                $13,351             0.26%               $13,351             0.22%         $13,161
31-Jan-94                 0.21%                $13,379             0.26%               $13,385             0.22%         $13,189
28-Feb-94                 0.20%                $13,406             0.24%               $13,418             0.22%         $13,218
31-Mar-94                 0.23%                $13,437             0.28%               $13,455             0.23%         $13,248
30-Apr-94                 0.25%                $13,470             0.30%               $13,496             0.25%         $13,281
31-May-94                 0.31%                $13,512             0.33%               $13,540             0.27%         $13,317
30-Jun-94                 0.32%                $13,555             0.34%               $13,586             0.29%         $13,356
31-Jul-94                 0.35%                $13,603             0.36%               $13,636             0.31%         $13,397
31-Aug-94                 0.36%                $13,651             0.37%               $13,687             0.32%         $13,439
30-Sep-94                 0.36%                $13,701             0.37%               $13,737             0.34%         $13,485
31-Oct-94                 0.40%                $13,755             0.41%               $13,794             0.35%         $13,532
30-Nov-94                 0.41%                $13,812             0.42%               $13,852             0.37%         $13,582
31-Dec-94                 0.50%                $13,880             0.46%               $13,915             0.40%         $13,636
31-Jan-95                 0.45%                $13,943             0.46%               $13,979             0.42%         $13,694
28-Feb-95                 0.45%                $14,006             0.44%               $14,041             0.44%         $13,754
31-Mar-95                 0.54%                $14,081             0.49%               $14,110             0.45%         $13,816
30-Apr-95                 0.46%                $14,145             0.48%               $14,177             0.45%         $13,877
31-May-95                 0.50%                $14,216             0.49%               $14,247             0.44%         $13,939
30-Jun-95                 0.51%                $14,289             0.47%               $14,314             0.44%         $14,000
31-Jul-95                 0.46%                $14,355             0.49%               $14,384             0.43%         $14,060
31-Aug-95                 0.48%                $14,423             0.47%               $14,452             0.43%         $14,120
30-Sep-95                 0.47%                $14,492             0.45%               $14,517             0.42%         $14,180
31-Oct-95                 0.46%                $14,558             0.46%               $14,583             0.42%         $14,239

Average Annual Returns for Periods Ended 10/31/95
1 Year                                         5.84%
2 Years                                        4.66%
3 Years                                        3.99%
4 Years                                        3.92%
5 Years                                        4.43%
Since Inception (11/18/88)                     5.55%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 91-Day T-Bill Index. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a stable $1.00 share price although there is no assurance that it will be able to do so.

Questions & ANSWERS
William M. Feeney, Portfolio Manager
Fremont Investment Advisors, Inc.

Q: How did the California Intermediate Tax-Free Fund perform for the fiscal year ended October 31, 1995?

A: The Fremont California Intermediate Tax-Free Fund returned 12.77% for the one-year period ended October 31, 1995, performing significantly better than the Lehman Brothers 5-Year State Government Obligation (G.O.) Index, which rose 10.37% during the fiscal year.

Q: Why did the fund perform so well?

A:    The Fund maintained an average maturity in excess of eight years throughout the 12-month period. This strategy was designed to take advantage of two important market predictions. First, we forecasted that a decrease in interest rates was likely to take place in 1995, which typically boosts the performance of a portfolio with a longer average maturity. Second, we anticipated that the California municipal bond market would be under-supplied, keeping demand and prices at a high level. In both cases, our predictions were correct.

Q: What impact did economic conditions have upon the Fund's performance?

A:    The Fund benefited from the end of the California recession and the compromise struck in the Orange County bankruptcy. As the state recovered from the longest recession in its history, investors regained confidence in California municipal bonds. While the Orange County bankruptcy had no direct impact on the Fund, its ultimate outcome had a settling effect on the California municipal bond market.

Q: What is your current strategy for the Fund?

A:    Based on current projections, we will continue to maintain an average maturity of eight years for the remainder of 1995. As the California economy gains momentum, we expect to move into more general obligation bonds, and perhaps to a limited number of lower-rated bonds. With a continued scarcity of new bonds and a strong economy leading the way, the outlook for the California municipal bond market is very good.

Sincerely,

William M. Feeney
Portfolio Manager

8. FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND - Growth of $10,000 * Assumes initial investment of $10,000 on inception date, November 16, 1990.

                                   Fremont California                                   Lehman Bros.
                                Intermediate Tax-Free Fund                        5 -Year State G.O. Index
                             Qtrly                                            Qtrly
                             Return                  Balance                  Return                  Balance
16-Nov-90                                            $10,000                                          $10,000
30-Nov-90                    0.64%                   $10,064                  0.67%                   $10,067
31-Dec-90                    0.40%                   $10,105                  0.35%                   $10,102
31-Jan-91                    1.67%                   $10,273                  1.46%                   $10,250
28-Feb-91                    0.88%                   $10,364                  0.88%                   $10,340
31-Mar-91                    0.06%                   $10,370                  -0.26%                  $10,313
30-Apr-91                    0.93%                   $10,467                  1.39%                   $10,456
31-May-91                    0.60%                   $10,530                  0.49%                   $10,508
30-Jun-91                    -0.33%                  $10,496                  -0.14%                  $10,493
31-Jul-91                    1.02%                   $10,603                  1.00%                   $10,598
31-Aug-91                    1.26%                   $10,737                  1.26%                   $10,731
30-Sep-91                    1.34%                   $10,881                  1.20%                   $10,860
31-Oct-91                    0.50%                   $10,936                  0.78%                   $10,945
30-Nov-91                    0.16%                   $10,953                  0.31%                   $10,979
31-Dec-91                    2.14%                   $11,187                  2.25%                   $11,226
31-Jan-92                    0.27%                   $11,218                  0.18%                   $11,246
29-Feb-92                    0.04%                   $11,222                  0.06%                   $11,253
31-Mar-92                    -0.30%                  $11,188                  -0.37%                  $11,211
30-Apr-92                    0.73%                   $11,270                  0.85%                   $11,306
31-May-92                    0.91%                   $11,373                  0.94%                   $11,413
30-Jun-92                    1.43%                   $11,535                  1.40%                   $11,572
31-Jul-92                    2.91%                   $11,871                  2.62%                   $11,876
31-Aug-92                    -1.04%                  $11,747                  -0.75%                  $11,787
30-Sep-92                    0.71%                   $11,831                  0.64%                   $11,862
31-Oct-92                    -0.75%                  $11,741                  -0.34%                  $11,821
30-Nov-92                    1.40%                   $11,906                  1.19%                   $11,962
31-Dec-92                    0.82%                   $12,004                  0.73%                   $12,049
31-Jan-93                    1.26%                   $12,155                  1.09%                   $12,180
28-Feb-93                    2.99%                   $12,518                  2.58%                   $12,495
31-Mar-93                    -1.55%                  $12,325                  -1.10%                  $12,357
30-Apr-93                    0.89%                   $12,434                  0.60%                   $12,432
31-May-93                    0.21%                   $12,460                  0.35%                   $12,475
30-Jun-93                    1.66%                   $12,666                  1.33%                   $12,641
31-Jul-93                    -0.30%                  $12,629                  0.01%                   $12,642
31-Aug-93                    2.06%                   $12,889                  1.38%                   $12,817
30-Sep-93                    1.40%                   $13,069                  0.76%                   $12,915
31-Oct-93                    0.06%                   $13,076                  0.12%                   $12,930
30-Nov-93                    -0.86%                  $12,964                  -0.24%                  $12,899
31-Dec-93                    1.81%                   $13,198                  1.39%                   $13,078
31-Jan-94                    1.18%                   $13,354                  0.95%                   $13,202
28-Feb-94                    -2.60%                  $13,007                  -1.97%                  $12,943
31-Mar-94                    -2.63%                  $12,664                  -2.24%                  $12,653
30-Apr-94                    0.41%                   $12,717                  1.00%                   $12,779
31-May-94                    0.62%                   $12,795                  0.58%                   $12,854
30-Jun-94                    -0.63%                  $12,714                  -0.26%                  $12,820
31-Jul-94                    1.58%                   $12,915                  1.04%                   $12,954
31-Aug-94                    0.23%                   $12,945                  0.48%                   $13,016
30-Sep-94                    -1.39%                  $12,765                  -0.74%                  $12,920
31-Oct-94                    -1.60%                  $12,561                  -0.56%                  $12,847
30-Nov-94                    -1.65%                  $12,354                  -0.76%                  $12,750
31-Dec-94                    1.60%                   $12,552                  0.91%                   $12,866
31-Jan-95                    2.22%                   $12,830                  1.05%                   $13,001
28-Feb-95                    2.94%                   $13,208                  1.49%                   $13,195
31-Mar-95                    1.12%                   $13,356                  0.97%                   $13,323
30-Apr-95!                   0.20%                   $13,382                  0.25%                   $13,356
31-May-95                    2.71%                   $13,745                  2.17%                   $13,646
30-Jun-95                    -0.68%                  $13,652                  0.14%                   $13,665
31-Jul-95                    0.87%                   $13,771                  1.40%                   $13,856
31-Aug-95                    1.08%                   $13,920                  0.88%                   $13,979
30-Sep-95                    0.42%                   $13,978                  0.32%                   $14,023
31-Odt-95                    1.34%                   $14,165                  0.41%                   $14,081

Average Annual Returns for Periods Ended 10/31/95
1 Year                                               12.77%
2 Years                                              4.08%
3 Years                                              6.46%
4 Years                                              6.68%
Since Inception (11/16/90)                           7.28%

Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

 To the Shareholders and Board of Directors of the Fremont Mutual Funds:

     We have audited the accompanying statements of assets and liabilities of the various funds comprising the Fremont Mutual Funds (the Funds) including each Fund's statement of investments in securities and net assets as of October 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the various funds comprising the Fremont Mutual Funds as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated thereon in conformity with generally accepted accounting principles.
/s/ Coopers Lybrand L.L.P.
San Francisco, California December 1, 1995
Global Fund

October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 70.0%
BUSINESS EQUIPMENT & SERVICES - 2.7%

   6,000   Legrand                             FR    $1,004,955
 500,000   Wharf Holdings                      HK     1,687,944
 143,400   Kyowa Exeo Corp.                    JP     1,249,581
  10,000   Securitas AB "B" Free               SW       387,486
  20,000   Reuters Holdings PLC, ADR           UK     1,110,000
  13,100   Automatic Data Processing, Inc.     US       936,650
  20,300   Dun & Bradstreet Corp.              US     1,212,925
* 12,900   Federal Express Corp.               US     1,059,413
  36,531   First Data Corp.                    US     2,415,658
* 19,200   Office Depot, Inc.                  US       549,600
  52,200   WMX Technologies, Inc.              US     1,468,125
                                                    -----------
                                                     13,082,337
                                                    -----------
CAPITAL GOODS - 4.1%

   8,044   Lafarge Coppee                      FR       533,818
   1,100   Heidelberger Zement AG              GM       476,512
   3,000   Mannesmann AG                       GM       984,270
   2,000   Siemens AG                          GM     1,043,923
1,021,000  PT Dynaplast (Foreign Registered)   ID       899,163
   8,400   Kyocera Corp., ADR                  JP     1,390,200
 206,000   Mitsubishi Heavy Industries         JP     1,591,364
  60,000   Cemex SA (Class B), ADR             MX       385,710
 954,000   IJM Corp. Berhad                    MY     1,569,969
 160,000   Steel & Tube Holdings Ltd.          NZ       760,262
  30,000   Cementos Lima, ADR                  PE       417,120
      19   Zardoya-Otis                        SP         1,856
  40,000   Autoliv AB                          SW     2,297,776
  14,400   Caterpillar, Inc.                   US       808,200
  24,300   Emerson Electric Co.                US     1,731,375
  79,900   General Electric Co.                US     5,053,675
                                                    -----------
                                                     19,945,193
                                                    -----------
CONSUMER DURABLES - 1.3%

   3,160   Daimler-Benz AG                     GM     1,504,655
  28,600   Ek Chor China Motorcycle Co. Ltd.   HK       400,400
  31,000   Fukoku Co. Ltd.                     JP       549,371
  33,000   Murata Manufacturing Co. Ltd.       JP     1,159,935
  33,000   Sony Corp., ADR                     JP     1,509,750
 112,000   Suzuki Motor Co. Ltd.               JP     1,129,485
                                                    -----------
                                                      6,253,596
                                                    -----------
CONSUMER NON-DURABLES - 9.5%

  12,000   BIC                                 FR     1,140,096
   6,000   Groupe Danone                       FR       959,499
  10,760   LVMH                                FR     2,143,716
     440   LVMH, ADR                           FR        17,545
2,880,000  Pacific Andes International
             Holdings Ltd.                     HK       681,696
 928,280   PT Mayora Indah (Foreign Registered)ID       664,225
  20,000   Coca-Cola Femsa SA de CV ADR        MX       360,000
  35,000   PanAmerican Beverages, Inc.
             (Class A)                         MX       958,125
  10,600   Unilever NV (New York Shares)       NL     1,388,600
 250,000   Cervecer Backus & Johnston          PE       453,944
 268,450   San Miguel Corp. (Class B)          PH       887,609
  90,000   Fraser & Neave Ltd.                 SG     1,063,318
     600   Nestle SA (Registered Shares)       SZ       628,521

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)

 100,000   Srithai Superware Co. Ltd.
           (Foreign Registered)                TH      $675,541
*137,619   President Enterprises, GDR          TW     1,513,812
  23,700   Anheuser Busch Cos., Inc.           US     1,564,200
  51,238   Archer Daniels Midland Co.          US       826,213
  20,800   Campbell Soup Co.                   US     1,089,400
  73,700   Coca-Cola Co.                       US     5,297,188
  14,700   Colgate Palmolive Co.               US     1,017,975
  11,700   CPC International                   US       776,588
* 20,900   Crown Cork & Seal Co., Inc.         US       728,888
  28,700   Eastman Kodak Co.                   US     1,797,338
  36,900   Gillette Co.                        US     1,785,037
  21,200   Heinz (H.J.) & Co.                  US       985,800
  18,700   Kellogg Co.                         US     1,351,075
  70,600   Pepsico, Inc.                       US     3,724,150
  63,100   Philip Morris Cos., Inc.            US     5,331,950
  51,800   Procter & Gamble Co.                US     4,195,800
  33,900   Sara Lee Corp.                      US       995,812
  35,600   Tyson Foods, Inc. (Class A)         US       849,950
                                                    -----------
                                                     45,853,611
                                                    -----------
CONSUMER SERVICES - 5.5%

  22,000   News Corp. Ltd., ADR                AU       437,250
 185,400   Village Roadshow Ltd. (Preferred)   AU       530,845
  14,000   Societe Television Francaise 1      FR     1,447,643
 220,000   PT Modern Photo Film Co.
           (Foreign Registered)                ID     1,336,856
   3,300   H.I.S. Co. Ltd.                     JP       127,625
  35,000   Secom Co.                           JP     2,282,273
  20,000   Sega Enterprises Ltd.               JP     1,061,340
  10,000   Sega Enterprises Ltd., ADR          JP       132,524
 145,000   Genting Berhad                      MY     1,250,197
 140,600   Elsevier NV                         NL     1,815,916
   7,813   Wolters Kluwer NV                   NL       710,318
  27,840   Wolters Kluwer NV, ADR              NL     2,530,046
 280,000   Helicopter Line Ltd. (The)          NZ       813,058
 110,000   Pearson PLC                         UK     1,095,278
  20,400   Capital Cities/ABC, Inc.            US     2,419,950
  10,580   CBS, Inc.                           US       854,335
* 30,300   CUC International, Inc.             US     1,049,138
  40,700   Disney (Walt) Co.                   US     2,345,338
  23,600   Mattel, Inc.                        US       678,500
   9,500   Tribune Co.                         US       599,688
* 27,500   Viacom, Inc. (Class B)              US     1,375,000
   5,000   Washington Post Co. (Class B)       US     1,450,000
                                                    -----------
                                                     26,343,118
                                                    -----------
ENERGY - 1.4%

  50,000   YPF Sociedad, ADR                   AR       856,250
*     15   Petrofina SA (Warrants 06/03/97)    BE           198
   6,787   Societe Nationale Elf Aquintaine SA FR       462,769
  17,300   Amoco Corp.                         US     1,105,037
  12,100   Atlantic Richfield Co.              US     1,291,675
  16,100   Chevron Corp.                       US       752,675
  15,600   Exxon Corp.                         US     1,191,450
  11,400   Mobil Corp.                         US     1,148,550
                                                    -----------
                                                      6,808,604
                                                    -----------

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 8.2%

  60,000   Lend Lease Corp. Ltd.               AU      $834,299
 200,000   Westpac Banking Corp. Ltd.          AU       820,897
   7,566   Cetelem                             FR     1,208,379
   8,000   Societe Generale Paris              FR       917,318
  23,472   Union des Assurances de Paris       FR       610,374
   4,000   Union des Assurances Federales      FR       425,898
     228   Allianz AG Holdings                 GM       419,035
   2,200   Commerzbank AG                      GM       508,227
  20,000   Deutsche Bank AG                    GM       901,893
 760,000   Amoy Properties Ltd.                HK       732,348
 380,000   Cheung Kong (Holdings) Ltd.         HK     2,142,977
1,398,000  JCG Holdings Ltd.                   HK     1,021,652
*495,000   Tian An China Investments Ltd.
           (Warrants 01/25/96)                 HK           832
 968,500   PT Lippo Bank (Foreign Registered)  ID     1,961,735
 150,000   Arab Malaysian Finance Berhad
           (Foreign Registered)                MY       525,591
 200,000   Commerce Asset Holding Berhad       MY       992,126
  32,467   Aegon NV, ADR                       NL     1,237,804
 289,000   City Developments                   SG     1,788,999
  91,250   Development Bank of Singapore
           (Foreign Registered)                SG     1,045,808
  95,833   Oversea-Chinese Banking Corp. Ltd.
           (Foreign Registered)                SG     1,125,453
 129,899   United Overseas Bank Ltd.
           (Foreign Registered)                SG     1,139,547
     808   Union Bank of Switzerland           SZ       874,859
 220,900   Bangkok Bank Ltd.
            (Foreign Registered)               TH     2,282,297
 415,000   Bank of Ayudhya Ltd.
            (Foreign Registered)               TH     2,391,218
 600,000   Krung Thai Bank Co. Ltd.
           (Foreign Registered)                TH     2,372,343
 500,000   Siam City Bank Ltd.
            (Foreign Registered)               TH       531,492
 160,000   Siam Commercial Bank
           (Foreign Registered)                TH     1,869,263
 244,280   Thai Farmers Bank Co. Ltd.
           (Foreign Registered)                TH     2,019,084
 155,801   HSBC Holdings PLC
            (Hong Kong Shares)                 UK     2,267,098
  44,850   American International Group, Inc.  US     3,784,219
   6,100   General Re Corp.                    US       883,737
                                                    -----------
                                                     39,636,802
                                                    -----------
HEALTH CARE - 8.0%

   3,000   Gehe AG                             GM     1,472,144
*    749   Gehe AG, New                        GM       355,843
* 26,000   Merck KGaA                          GM     1,085,680
 400,250   PT Dankos Laboratories
           (Foreign Registered)                ID     1,127,961
  20,000   Towa Pharmaceutical Co. Ltd.        JP       939,932
  28,000   Kimberly-Clark de Mexico SA         MX       368,181
   8,000   Astra AB "A" Free                   SW       294,308
  74,000   Astra AB "B" Free                   SW     2,677,723
     360   Roche Holding AG                    SZ     2,614,437
  61,000   Abbott Laboratories                 US     2,424,750
  23,600   American Home Products Corp.        US     2,091,550
  38,400   Bristol-Myers Squibb Co.            US     2,928,000
  13,300   Cardinal Health, Inc.               US       683,288
  38,000   Columbia HCA Healthcare Corp.       US     1,866,750
* 17,000   Forest Laboratories, Inc. (Class A) US       703,375
  50,100   Johnson & Johnson                   US     4,083,150
  22,100   Lilly (Eli) & Co.                   US     2,135,413
  21,800   Medtronic, Inc.                     US     1,258,950

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

  89,800   Merck & Co.                         US    $5,163,500
  46,200   Pfizer, Inc.                        US     2,650,725
  29,200   Schering Plough Corp.               US     1,565,850
                                                    -----------
                                                     38,491,510
                                                    -----------
MISCELLANEOUS - 1.8%

*147,000   India Fund (Class A)
           (United Kingdom Shares)             IN       693,449
*100,900   BZW Taiwan Index Fund Ltd.          TW       949,873
  74,600   Inefficient Market Fund, Inc.       US       783,300
 299,528   Morgan Grenfell Small Cap Fund, Inc.US     3,482,013
 122,000   Royce OTC Micro-Cap Trust, Inc.     US       945,500
 158,857   Royce Value Trust                   US     2,045,284
                                                    -----------
                                                      8,899,419
                                                    -----------
MULTI-INDUSTRY - 2.7%

  35,000   Rhodia-Ster SA, GDR                 BR       458,500
  24,000   Douglas Holding AG                  GM       864,112
   4,800   Viag AG                             GM     1,942,975
 410,000   Hutchison Whampoa                   HK     2,259,128
3,896,000  Yue Yuen Industrial Holdings        HK     1,020,449
 540,000   Renong Berhad                       MY       824,882
1,326,000  JG Summit Holdings - B              PH       372,157
 963,000   Comfort Group Ltd.                  SG       803,919
 110,000   Cycle & Carriage Ltd.               SG       980,545
  10,900   ITT Corp.                           US     1,335,250
  41,000   Minnesota Mining & ManufacturingCo. US      2,331,875
                                                    -----------
                                                     13,193,792
                                                    -----------
RAW MATERIALS - 2.3%

  18,900   Broken Hill Proprietary Co.
             Ltd., ADR                         AU     1,022,963
* 20,000   Companhia Siderurgica Tubarao, ADR  BR       461,640
   4,500   Compagnie de Saint-Gobain SA        FR       537,184
   2,000   Bayer AG                            GM       528,353
 776,000   Asiatic Development Berhad          MY       763,780
* 32,109   Hansol Paper Ltd., GDR              SK       658,235
*  4,333   Hansol Paper Ltd., GDR              SK        88,826
     670   Sandoz AG (Registered Shares)       SZ       552,632
  14,200   Du Pont (E.I.) de Nemours & Co.     US       885,725
  61,500   Engelhard Corp.                     US     1,529,812
  15,100   FMC Corp.                           US     1,081,537
  11,800   Great Lakes Chemical Corp.          US       792,075
   7,100   Monsanto Co.                        US       743,725
  18,900   Morton International, Inc.          US       576,450
  14,500   Nucor Corp.                         US       697,813
                                                    -----------
                                                     10,920,750
                                                    -----------
RETAIL - 4.5%

* 55,000   Makro Atacadista                    BR       508,915
   2,100   Carrefour Supermarche               FR     1,234,940
  12,230   Castorama Dubois                    FR     1,985,829
   1,500   AVA AG                              GM       562,440
 300,000   PT Hero Supermarket
             (Foreign Registered)              ID       614,267
  29,000   Ito-Yokado Co. Ltd.                 JP     1,587,213
  41,000   Seven Eleven Japan                  JP     2,737,749
 200,000   Cifra SA de CV                      MX       209,483
 335,000   Cifra SA de CV, ADR                 MX       358,450
  45,642   Ceteco Holdings NV                  NL     1,488,169
  43,200   Home Depot, Inc.                    US     1,609,200
  58,400   McDonalds Corp.                     US     2,394,400

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
RETAIL (CONTINUED)

* 23,300   Safeway, Inc.                       US    $1,100,925
* 32,700   Stop & Shop Cos., Inc.              US       678,525
* 23,400   Toys R Us, Inc.                     US       511,875
 181,000   Wal Mart Stores, Inc.               US     3,914,125
                                                    -----------
                                                     21,496,505
                                                    -----------
SHELTER - 2.1%

 270,000   Sun Hung Kai Properties Ltd.        HK     2,156,494
 522,000   PT Jaya Real Property
             (Foreign Registered)              ID     1,488,309
  45,000   Empresas ICA Sociedad Controladora
           SA de CV, ADR                       MX       427,500
 750,000   Ayala Land, Inc.                    PH       865,052
*3,200,000 C & P Homes, Inc.                   PH     2,060,746
*1,875,000 Filinvest Land, Inc.                PH       504,614
  17,600   International Paper Co.             US       651,200
  16,300   Kimberly-Clark Corp.                US     1,183,787
  14,200   Scott Paper Co.                     US       756,150
                                                    -----------
                                                     10,093,852
                                                    -----------
TECHNOLOGY - 9.2%

   6,500   SAP AG (Preferred)                  GM       997,053
*1,020,000 Telecom Italia Mobile SPA           IT     1,714,151
 110,000   Canon, Inc.                         JP     1,884,760
  18,900   Hirose Electronics                  JP     1,208,371
  40,000   Hoya Corp.                          JP     1,174,916
     255   Nippon Telegraph & Telephone        JP     2,094,728
  14,000   TDK Corp.                           JP       722,377
 250,000   Fisher & Paykel Industries Ltd.     NZ       816,688
 250,000   CPT Telefonica del Peru SA          PE       446,232
*545,486   Tele 2000                           PE       536,110
  26,000   Samsung Electronics Ltd.,
             GDS (1/2 Non-Voting)              SK     1,696,500
*  2,392   Samsung Electronics Ltd.,
             GDS (1/2 Voting)                  SK       274,195
   5,145   Samsung Electronics Ltd., New GDS
            (1/2 Non-Voting)                   SK       268,569
*    821   Samsung Electronics Ltd., New
             GDS (1/2 Voting)                  SK        94,111
  47,250   Advanced Information Services
           (Foreign Registered)                TH       751,043
* 73,800   AirTouch Communications, Inc.       US     2,103,300
  23,400   Amp, Inc.                           US       918,450
* 15,800   Applied Materials, Inc.             US       791,975
* 20,900   Cisco Systems, Inc.                 US     1,619,750
* 21,700   Compaq Computer Corp.               US     1,209,775
  18,500   Computer Associates
            International, Inc.                US     1,017,500
  40,500   Hewlett-Packard Co.                 US     3,751,313
  62,800   Intel Corp.                         US     4,388,150
  11,500   International Business Machines     US     1,118,375
* 25,400   Litton Industries, Inc.             US     1,006,475
  15,700   Micron Technology, Inc.             US     1,108,812
* 44,100   Microsoft Corp.                     US     4,410,000
  46,400   Motorola, Inc.                      US     3,045,000
* 34,200   Oracle Systems Corp.                US     1,491,975
  15,000   Texas Instruments, Inc.             US     1,023,750
   8,100   United Technologies Corp.           US       718,875
                                                    -----------
                                                     44,403,279
                                                    -----------
TRANSPORTATION - 0.5%

  32,000   Grupo Casa Autrey SP, ADR           MX       408,000
 125,000   Keppel Corp.                        SG     1,025,822
   8,500   Keppel Corp.(Convertible Loan Stock)SG        13,109
*  8,500   Keppel Corp. (Warrants 06/30/97)    SG        34,277

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

  11,200   CSX Corp.                           US      $938,000
                                                    -----------
                                                      2,419,208
                                                    -----------
UTILITIES - 6.2%

  10,000   Telecom de Argentina, ADR           AR       383,750
   8,900   Telefonica de Argentina SA, ADR     AR       184,675
   7,000   Compania Telecomunicacion
             Chile, ADR                        CL       504,000
  50,000   Enersis SA, ADR                     CL     1,256,250
   4,000   RWE AG                              GM     1,428,825
 420,480   Hong Kong & China Gas Co.           HK       682,553
* 19,200   Hong Kong & China Gas Co.
           (Warrants 12/31/95)                 HK           969
 400,000   Hong Kong Telecommunications        HK       698,460
  37,500   Hong Kong Telecommunications , ADR  HK       651,562
  28,400   PT Indonesia Satellite, ADR         ID       940,750
  40,000   Telefonos de Mexico SA
             (Class L), ADR                    MX     1,100,000
  27,100   Telecom of New Zealand, ADR         NZ     1,798,763
 235,365   Manila Electric Co. (Class B)       PH     1,755,510
  14,900   Philippine Long Distance
             Telephone Co.                     PH       830,642
  70,000   Korea Electric Power Corp., ADR     SK     1,732,500
  30,300   Empresa Nacional de
             Electricidad, ADR                 SP     1,522,575
  15,457   British Telecommunications PLC, ADR UK       919,692
 100,138   Northern Electric PLC               UK     1,407,644
*113,200   Northern Electric PLC (Preferred)   UK       177,404
  91,807   Powergen PLC                        UK       825,477
  34,000   Powergen PLC, ADR                   UK     1,262,250
  26,000   Ameritech Corp.                     US     1,404,000
  85,300   AT&T Corp.                          US     5,459,200
  17,300   Bell Atlantic Corp.                 US     1,100,713
  14,600   Bellsouth Corp.                     US     1,116,900
  30,000   Frontier Corp.                      US       810,000
                                                    -----------
                                                     29,955,064
                                                    -----------

TOTAL STOCKS (Cost $297,936,613)                    337,796,640
                                                    -----------
                                                         Value
Face Amount/Issuer/Coupon Rate/Stated Maturity         (Note 1)
--------------------------------------------------------------------------------
BONDS - 24.5%
CORPORATE BONDS - 5.5%

2,000,000  BankAmerica Corp., 8.125%, 08/15/04
           (Callable 08/15/99 @ 100)                  2,107,178
1,600,000  Chrysler Corp., 10.400%, 08/01/99
           (Callable 08/01/97 @ 100)                  1,706,784
2,000,000  Costco Wholesale, Inc., 5.750%, 05/15/02
           (Convertible Bond)                         1,870,000
2,500,000  General Electric Capital Corp., 8.850%, 03/01/07
           (Puttable 03/01/97 @ 100)                  2,963,400
3,000,000  General Motors Acceptance Corp.,
           7.500%, 07/24/00                           3,130,680
2,000,000  Great Western Bank, 9.875%, 06/15/01       2,288,300
2,000,000  Inter-American Development Bank,
           7.000%, 06/15/25                           2,022,060
2,000,000  Pohang Iron & Steel Co., Ltd., 7.375%,
           05/15/05                                   2,070,680
2,000,000  Potomac Electric Power, 5.000%,
           09/01/02 (Convertible Bond)                1,820,000
3,000,000  Societe Generale NY, 9.875%, 07/15/03      3,572,820
2,500,000  W.R. Grace, 7.400%, 02/01/00               2,563,975
 249,883   Zions Auto Trust, 5.650%, 06/15/99           248,203
                                                    -----------
                                                     26,364,080
                                                    -----------

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                                                         Value
Face Amount/Issuer/Coupon Rate/Stated Maturity         (Note 1)
--------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 0.4%

2,020,139  FNMA CMO, 1992-137BA REMIC,
           3.500%, 01/25/17                          $1,906,506
                                                    -----------
                                                      1,906,506
                                                    -----------

U.S. GOVERNMENT & AGENCY BONDS - 4.0%

           Federal Home Loan Mortgage Corp.
3,500,000 6.390%, 07/02/03 (Callable 07/02/96 @ 100)  3,438,190
3,000,000 8.375%, 03/15/10 (Callable 03/15/00 @ 100)  3,207,660
          Federal National Mortgage Association
2,000,000 7.700%, 08/10/04 (Callable 08/10/99 @ 100)  2,090,320
3,000,000 8.400%, 10/25/04 (Callable 10/25/99 @ 100)  3,231,570
           U.S. Treasury Notes
3,000,000   7.125%, 02/29/00                          3,148,110
4,000,000   7.500%, 02/15/05                          4,411,240
                                                    -----------
                                                     19,527,090
                                                    -----------
FOREIGN BONDS - 14.6%

                  European Investment Bank
CAN  $2,000,000    6.625%, 09/15/00                  1,436,824
      4,000,000    7.750%, 04/22/03                  2,937,011
                  Oesterreichische Kontrollbank
CAN  $2,000,000    9.000%, 06/19/02                  1,564,480
                  Japan Highway Public Corp.
CAN  $2,000,000    7.875%, 09/27/02                  1,482,482
                  Toyko Electric Power
CAN  $2,000,000    10.500%, 06/14/01                 1,651,137
                  Republic of Finland
CAN  $2,000,000    9.500, 09/15/04                   1,596,161
                  Kingdom of Denmark
DKK  13,000,000    9.000%, 11/15/00                  2,578,579
     20,000,000    8.000%, 11/15/01                  3,797,144
     20,000,000    7.000%, 12/15/04                  3,476,382
     20,000,000    8.000%, 03/15/06                  3,683,632
                  Government of France
FF   10,000,000    8.500%, 11/25/02                  2,216,512
     15,000,000    8.500%, 04/25/03                  3,318,011
     10,500,000    6.750%, 10/25/03                  2,102,451
     10,000,000    7.750%, 10/25/05                  2,112,085
                  Federal Republic of Germany
DM    3,000,000    8.500%, 08/21/00                  2,387,388
      3,000,000    8.250%, 09/20/01                  2,373,966
      3,000,000    7.250%, 10/21/02                  2,263,182
      3,000,000    6.750%, 04/22/03                  2,189,042
      4,500,000    6.875%, 05/12/05                  3,281,327
                  Treuhandanstalt
DM    3,000,000    7.750%, 10/01/02                  2,314,739
      4,000,000    6.500%, 04/23/03                  2,872,989
                  World Bank
DM    3,000,000    6.125%, 09/27/02                  2,125,129
                  Government of Netherlands
NLG   6,000,000    6.500%, 04/15/03                  3,867,047
      5,000,000    6.750%, 11/15/05                  3,216,208
                  European Investment Bank
(pound)2,000,000    8.000%, 06/10/03                  3,132,361

                                                         Value
Face Amount/Issuer/Coupon Rate/Stated Maturity         (Note 1)
FOREIGN BONDS (CONTINUED)
                  Republic of Argentina
US   $4,000,000    5.000%, 03/31/23 (Callable Semiannually
                   in May or November @ 100)        $1,892,500
                  Republic of South Africa
US   $2,000,000    9.625%, 12/15/99                  2,122,500
                  United Mexican States
US   $4,000,000    6.250%, 12/31/19
                  (Callable at any time @ 100)       2,340,000
                                                    -----------
                                                     70,331,269
                                                    -----------

TOTAL BONDS (Cost $111,513,470)                     118,128,945
                                                    -----------

                                                           Value
Face Amount/Issuer/Discount Rate/Stated Maturity        (Note 1)
--------------------------------------------------------------------------------
SHORT TERM SECURITIES - 5.5%

  24,463,225  Bankers Trust Commingled Trust Fund    24,463,225
t  2,000,000  U.S. Treasury Bill, 5.270%, 12/14/95    1,987,411
                                                    -----------

TOTAL SHORT TERM SECURITIES (Cost $26,450,636)       26,450,636

                                                    -----------
TOTAL INVESTMENTS (Cost $435,900,719), 100.0%       482,376,221

OTHER ASSETS AND LIABILITIES, NET, (0.0)%              (21,365)
                                                    -----------
NET ASSETS, 100.0%                                 $482,354,856
                                                   ============

PORTFOLIO ABBREVIATIONS:
    ADR  - American Depository Receipt
    CMO  - Collateralized Mortgage Obligation
   FNMA  - Federal National Mortgage Association
    GDR  - Global Depository Receipt
    GDS  - Global Depository Share
  REMIC  - Real Estate Mortgage Investment Conduit

CURRENCY ABBREVIATIONS:
    CAN  $-Canadian Dollar
    DKK  - Danish Kroner
     DM  - German Deutschemark
     FF  - French Franc
    NLG  - Netherlands Guilder
      (pound)  - British Pound
     US  $- US Dollar

COUNTRY DIVERSIFICATION

     Country                                      % Of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------
       AR         Argentina                       0.3%
       AU         Australia                       0.8%
       BE         Belgium                         0.0%
       BR         Brazil                          0.3%
       CL         Chile                           0.4%
       CN         Canada                          2.2%
       DK         Denmark                         2.8%
       FR         France                          5.1%
       GM         Germany                         7.2%
       HK         Hong Kong                       2.9%
       ID         Indonesia                       1.9%
       IN         India                           0.1%
       IT         Italy                           0.4%
       JP         Japan                           5.1%
       MX         Mexico                          0.9%
       MY         Malaysia                        1.2%
       NL         Netherlands                     3.4%
       NZ         New Zealand                     0.9%
       PE         Peru                            0.4%
       PH         Philippines                     1.5%
       SG         Singapore                       1.9%
       SK         South Korea                     1.0%
       SP         Spain                           0.3%
       SW         Sweden                          1.2%
       SZ         Switzerland                     1.0%
       TH         Thailand                        2.7%
       TW         Taiwan                          0.5%
       UK         United Kingdom                  2.5%
       US         United States                  51.1%
                                                ------
                  TOTAL                         100.0%
                                                ======

t On deposit with broker for initial margin on futures contract (Note 1). The accompanying notes are an integral part of these financial statements.

Fremont International Growth Fund
 October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 93.8%
BUSINESS EQUIPMENT & SERVICES - 2.5%

  41,000    Kyowa Exeo Corp.                   JP     $ 357,272
   8,000    Reuters Holdings PLC, ADR          UK       444,000
                                                    -----------
                                                        801,272
                                                    -----------

CAPITAL GOODS - 10.8%

   9,000    Kyocera Corp.                      JP       738,435
   6,000    Mabuchi Motors Co.                 JP       363,636
  16,000    Raito Kogyo Co.                    JP       328,976
 148,000    IJM Corp. Berhad                   MY       243,559
 158,333    Leader Universal Holdings Berhad   MY       427,001
  17,000    IHC Caland                         NL       483,254
  15,300    Autoliv AB                         SW       878,899
                                                    -----------
                                                      3,463,760
                                                    -----------

CONSUMER DURABLES - 3.3%

  15,000    Matsushita-Kotobuki Electronics    JP       304,009
  10,000    Murata Manufacturing Co. Ltd.      JP       351,495
  17,600    Rinnai Corp.                       JP       389,445
                                                    -----------
                                                      1,044,949
                                                    -----------

CONSUMER NON-DURABLES - 3.4%

  83,550    PT Indofood Sukses Makmur
            (Foreign Registered)               ID       386,294
  11,600    PanAmerican Beverages, Inc.
             (Class A)                         MX       317,550
* 34,245    President Enterprises, GDR         TW       376,691
                                                    -----------
                                                      1,080,535
                                                    -----------

CONSUMER SERVICES - 10.8%

  50,226    News Corp. Ltd.                    AU       253,196
  25,225    News Corp. Ltd. (Preferred)        AU       115,253
  41,800    Village Roadshow Ltd. (Preferred)  AU       119,683
 286,000    Shaw Brothers Ltd.                 HK       360,677
  55,000    PT Modern Photo Film Co.
            (Foreign Registered)               ID       334,214
   8,000    Secom Co.                          JP       521,663
  66,000    Genting Berhad                     MY       569,055
   7,574    Wolters Kluwer NV                  NL       688,589
 105,000    Rentokil Group PLC                 UK       523,577
                                                    -----------
                                                      3,485,907
                                                    -----------

FINANCIAL SERVICES - 8.7%

  90,000    Cheung Kong (Holdings) Ltd.        HK       507,547
  21,855    Aegon NV, ADR                      NL       833,222
  46,000    Development Bank of Singapore
            (Foreign Registered)               SG       527,202
  42,600    Bangkok Bank Ltd.
             (Foreign Registered)              TH       440,135
  86,000    Bank of Ayudhya Ltd.
            (Foreign Registered)               TH       495,530
                                                    -----------
                                                      2,803,636
                                                    -----------

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
HEALTH CARE - 11.4%

   1,050    Gehe AG                            GM     $ 515,251
*    262    Gehe AG, New                       GM       124,474
 200,000    PT Dankos Laboratories
            (Foreign Registered)               ID       563,628
  40,000    Banyu Pharmaceutical Co.           JP       422,970
  32,000    Santen Pharmaceutical Co.          JP       758,212
  20,800    Astra AB "B" Free                  SW       752,657
      73    Roche Holding AG                   SZ       530,150
                                                    -----------
                                                      3,667,342
                                                    -----------

MISCELLANEOUS - 0.4%

* 80,187    India Fund (Class B)
            (United Kingdom Shares)            IN       133,283
                                                    -----------
                                                        133,283
                                                    -----------

MULTI-INDUSTRY - 4.8%

  98,000    Hutchison Whampoa                  HK       539,987
 1,700,000  Yue Yuen Industrial Holdings       HK       445,268
 260,000    Renong Berhad                      MY       397,165
 494,000    International UNP Holdings
            (Canadian Shares)                  PO       176,757
                                                    -----------
                                                      1,559,177
                                                    -----------

RAW MATERIALS - 1.5%

* 20,400    Concordia Paper Holdings, Ltd.,ADR HK       183,600
* 15,355    Hansol Paper Ltd., GDR             SK       314,778
                                                    -----------
                                                        498,378
                                                    -----------

RETAIL - 9.1%

*  7,600    Santa Isabel SA, ADR               CL       171,950
     880    Carrefour Supermarche              FR       517,499
     460    Hornbach Holding AG (Preferred)    GM       462,238
   3,600    Autobacs Seven                     JP       340,138
   2,200    Ito Yokado Co. Ltd., ADR           JP       475,475
   6,000    Seven Eleven Japan                 JP       400,646
  16,989    Ceteco Holdings, ADS               NL       554,521
                                                    -----------
                                                      2,922,467
                                                    -----------

SHELTER - 1.4%

* 700,000   C & P Homes, Inc.                  PH       450,788
                                                    -----------
                                                        450,788
                                                    -----------

TECHNOLOGY - 14.1%

  11,600    Nokia AB "A" Series                FI       663,942
   5,500    SAP AG (Preferred)                 GM       843,660
* 220,000   Telecom Italia Mobile SPA          IT       244,636
   8,100    Canon, Inc., ADR                   JP       690,525
      51    Nippon Telegraph & Telephone       JP       418,946
 165,000    CPT Telefonica del Peru SA         PE       294,513
* 140,303   Tele 2000                          PE       137,892
*  4,348    Samsung Electronics Ltd., GDS
             (1/2 Non-Voting)                  SK       283,707

                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

*     65    Samsung Electronics Ltd., New GDS
             (1/2 Voting)                      SK       $ 7,451
  21,560    Ericsson (L.M.) Telephone Co., ADR SW       460,509
  30,900    Advanced Information Services
            (Foreign Registered)               TH       491,158
                                                    -----------
                                                      4,536,939
                                                    -----------

UTILITIES - 11.6%

   8,541    Companhia Energetica de
            Minas Gerais, ADR                  BR       180,428
  13,000    VEBA AG                            GM       533,516
  22,000    Hong Kong Telecommunications , ADR HK       382,250
   9,200    Telecom of New Zealand, ADR        NZ       610,650
  69,750    Manila Electric Co. (Class B)      PH       520,242
   7,100    Philippine Long Distance
             Telephone Co.                     PH       395,809
   9,000    Empresa Nacional de
             Electricidad, ADR                 SP       452,250
  71,405    Powergen PLC                       UK       642,034
                                                    -----------
                                                      3,717,179
                                                    -----------

TOTAL STOCKS (Cost $28,032,103)                      30,165,612
                                                    -----------

                                            Country      Value
Face Amount/Issuer/Coupon Rate/Stated MaturityCode     (Note 1)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.1%

  250,000  United Micro Electronics,
           1.250%, 06/08/04                    TW       337,500
                                                    -----------

TOTAL CONVERTIBLE BONDS (Cost $411,473)                 337,500
                                                    -----------

                                            Country      Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.1%

1,652,360  Bankers Trust Commingled Trust Fund US     1,652,360
                                                    -----------
TOTAL SHORT TERM INVESTMENTS (Cost $1,652,360)        1,652,360
                                                    -----------

TOTAL INVESTMENTS (Cost $30,095,936), 100.0%         32,155,472
                                                    -----------

OTHER ASSETS AND LIABILITIES, NET, 0.0%                     541
                                                    -----------

NET ASSETS, 100.0%                                 $ 32,156,013
                                                   ============

PORTFOLIO ABBREVIATIONS:
    ADR -American Depository Receipt
    ADS -American Depository Shares
    GDR -Global Depository Receipt
    GDS -Global Depository Shares

COUNTRY DIVERSIFICATION
     Country                                      % Of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------
      AU          Australia                      1.5%
      BR          Brazil                         0.6%
      CL          Chile                          0.5%
      FI          Finland                        2.1%
      FR          France                         1.6%
      GM          Germany                        7.7%
      HK          Hong Kong                      7.5%
      IN          India                          0.4%
      ID          Indonesia                      4.0%
      IT          Italy                          0.8%
      JP          Japan                         21.4%
      MY          Malaysia                       5.1%
      MX          Mexico                         1.0%
      NL          Netherlands                    8.0%
      NZ          New Zealand                    1.9%
      PE          Peru                           1.3%
      PH          Philippines                    4.3%
      PO          Poland                         0.5%
      SG          Singapore                      1.6%
      SK          South Korea                    1.9%
      SP          Spain                          1.4%
      SW          Sweden                         6.5%
      SZ          Switzerland                    1.6%
      TW          Taiwan                         2.3%
      TH          Thailand                       4.4%
      UK          United Kingdom                 5.0%
      US          United States                  5.1%
                                               ------
                  TOTAL                        100.0%
                                               ======

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont International Small Cap Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                             Country     Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
STOCKS - 98.0%
BUSINESS EQUIPMENT & SERVICES - 1.6%

   2,000    Aida Engineering                   JP       $14,060
   1,000    Dai-Dan Co. Ltd.                   JP        11,358
     100    Polynorm NV                        NL        10,516
   6,700    Cowie Group PLC                    UK        31,500
                                                    -----------
                                                         67,434
                                                    -----------
CAPITAL GOODS - 8.2%

7,600,000   CIA Acos Especiais Itabira         BR        56,118
     356    Skoda Koncern Plzen AS             CZ         7,488
     400    Labinal SA                         FR        43,655
*  1,800    Bremer Vulkan Verbund AG           GM        55,221
  10,000    Bunka Shutter Co.                  JP        70,299
   3,000    Marufuji Sheet Piling              JP        18,799
   3,000    Seirei Industry                    JP        12,542
   6,700    Steel & Tube Holdings Ltd.         NZ        31,836
   2,700    Celsius Industrier AB "B"          SW        51,089
                                                    -----------
                                                        347,047
                                                    -----------
CONSUMER DURABLES - 1.9%

*  8,799    CIA Interamericana de Automotive   AR        32,995
   3,000    Tachi-S                            JP        22,617
  58,658    Arcelik AS                         TU         9,714
   6,100    Adwest Group                       UK        13,712
                                                    -----------
                                                         79,038
                                                    -----------
CONSUMER NON-DURABLES - 11.0%

  21,400    Pacific Magazines & Printing Ltd.  AU        45,955
*9,800,000  Perdigao SA                        BR        17,836
 100,000    Sao Paulo Alpargatas SA            BR        13,676
*    107    Cokoladovny AS                     CZ         9,452
     100    Holsten-Brauerei AG                GM        22,015
   1,100    Hellenic Sugar Industry SA         GR        13,845
   7,000    Lai Sun Garment International Ltd. HK         7,379
   8,000    PT Chareon Pokphand Indonesia
            (Foreign Registered)               ID        16,997
  17,000    PT Japfa Comfeed Indonesia
            (Foreign Registered)               ID         8,421
   4,000    Daito Gyorui                       JP        12,297
   9,000    Kanematsu Corp.                    JP        30,753
  11,000    Prima Meat Packers                 JP        37,695
  15,000    Rhythm Watch Co.                   JP        48,465
  53,000    Grupo Industrial Maseca SA de CV
            Series B                           MX        34,958
   2,000    Dutch Baby Milk Industries Berhad  MY        11,024
   8,000    Nanyang Press Berhad               MY        16,378
  14,000    Lion Nathan Ltd.                   NZ        31,783
  11,000    GP Batteries International Ltd.    SG        26,840
  10,000    Times Publishing Ltd.              SG        23,205
     900    American Standard Sanitaryware Ltd.
            (Foreign Registered)               TH        15,379
   2,600    Karat Sanitaryware Co. Ltd.
            (Foreign Registered)               TH        10,228
   8,000    Tat Konserve Sanayii AS            TU         5,378
   3,600    Alexandra Workwear                 UK         9,517
                                                    -----------
                                                        469,476
                                                    -----------

             Country Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
CONSUMER SERVICES - 2.8%

     450    Gaumont                            FR       $27,182
   1,100    Delta Dairy SA                     GR        20,127
*  8,600    Vard AS                            NO        11,323
     400    Unicer-Uniao Cervejeira SA
            (Registered Shares)                PT         6,491
   2,200    Sun International
             Bophuthatswana Ltd.               SA        14,175
   6,000    Hotel Properties                   SG         9,084
   6,200    Airtours PLC                       UK        32,290
                                                    -----------
                                                        120,672
                                                    -----------
ENERGY - 5.4%

   4,700    CIA Naviera Perez Co. (Class B)    AR        20,585
  11,400    Caltex Australia Ltd.              AU        36,808
  30,000    Uniao de Industrias
             Petroquimicas SA                  BR        33,384
   1,400    TransCanada Pipelines Ltd.         CN        18,654
     100    Elf Gabon                          FR        14,743
   2,000    Itochu Fuel Corp.                  JP        16,684
   2,000    Kamei Corp.                        JP        22,323
*  5,300    Engen Ltd.                         SA        33,059
  74,000    Petrol Ofisi AS                    TU        17,302
  59,000    Turcas Petroculuk AS               TU        15,231
                                                    -----------
                                                        228,773
                                                    -----------
FINANCIAL SERVICES (BANKS) - 12.3%

   7,400    Advance Bank of Australia Ltd.     AU        54,660
   6,600    Bank of Melbourne Ltd.             AU        33,472
     900    Parisienne de Reescompt            FR        69,290
   1,100    Credit Bank of Athens
            (Registered Shares)                GR        66,142
   1,300    National Bank of Greece
            (Registered Shares)                GR        64,888
   2,000    Chuo Trust & Banking Co. Ltd.      JP        17,526
  21,000    Affin Holdings Berhad              MY        39,685
  12,000    MBF Capital Berhad                 MY        11,339
     300    KAS Associatie NV                  NL        10,161
* 20,580    Union Bank of the Philippines      PH        23,341
   2,100    Banco Totta & Acores
            (Registered Shares)                PT        36,412
      30    Verwalt & Privat-Bank AG           SZ        42,254
  27,600    First Bangkok City Bank Ltd.
            (Foreign Registered)               TH        24,129
 418,000    Yapi Ve Kredi Bankasi SA           TU        28,912
                                                    -----------
                                                        522,211
                                                    -----------
FINANCIAL SERVICES (OTHER) - 12.4%

*    600    Terca Brick Industries             BE        29,002
     350    Societe Financiere Interbail SA    FR        22,288
     500    Sovac                              FR        62,247
 212,400    Century City International
             Holdings Ltd.                     HK        46,154
  42,000    Peregrine Investment Holdings Ltd. HK        53,510
  27,500    Tai Cheung Holdings                HK        23,120
   1,600    La Previdente                      IT        11,027
   3,000    Life Co. Ltd.                      JP         9,370
  10,000    Nippon Shinpan Co.                 JP        62,564
  19,000    Rashid Hussein Berhad              MY        47,126
   2,100    Assurantieconcern Stad Rotterdam   NL        57,835
   7,600    BNZ Finance Co. Ltd.               NZ         8,426
     110    Swiss Life Insurance & Pension     SZ        42,315
   2,800    Phatra Thanakit Co. Ltd.
            (Foreign Registered)               TH        20,250
   8,400    Guardian Royal Exchange PLC        UK        30,451
                                                    -----------
                                                        525,685
                                                    -----------

             Country Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
HEALTH CARE - 0.7%

      90    Galenica Holdings AG
            (Registered Shares)                SZ       $28,125
                                                    -----------
                                                         28,125
                                                    -----------
MULTI-INDUSTRY - 6.8%

*  1,700    Acklands Ltd.                      CN        15,524
     300    Compagnie Generale d'Industrie     FR        56,821
     800    Marine-Wendel                      FR        64,704
   2,500    Industrie Zignago S. MargheritaSPA IT        11,779
   4,000    Yamato International, Inc.         JP        15,470
  19,000    Bandar Raya Developments Berhad    MY        28,425
  32,000    Berjaya Group Berhad               MY        20,283
     600    Internatio-Muller NV               NL        42,925
   8,900    Goode Durrant PLC                  UK        34,095
                                                    -----------
                                                        290,026
                                                    -----------
RAW MATERIALS - 15.8%

*  5,600    Aluar Aluminio Argentina SA
             (Class B)                         AR        37,518
  18,000    Alcan Australia Ltd.               AU        41,121
     100    Tessenderlo Chemie                 BE        34,492
1,400,000   CIA Petroquimica Sul-Copesul       BR        59,113
9,300,000   Fertilizantes Fosfatdos
             (Preferred)                       BR        28,048
   2,400    Donohue, Inc. (Class A)            CN        33,545
*    116    Sepap AS                           CZ         8,317
*    221    Synthesia AS                       CZ         6,592
     400    Nord Est                           FR         9,050
     150    Saint Louis                        FR        43,184
     100    Sommer Allibert                    FR        26,475
     400    Hellas Can SA                      GR         8,362
   9,000    Chugoku Marine Paints              JP        38,772
   9,000    Nippon Metal Industry              JP        33,133
   9,000    Apasco SA de CV                    MX        33,631
*  6,000    Empaques Ponderosa SA Series B     MX        12,739
     400    DSM NV                             NL        29,934
   1,800    European Vinyls Corp.
             International NV                  NL        56,410
   8,900    Hartebeesfontein Gold Mining
               Co. Ltd.                        SA        22,328
   3,000    Randfontein Estates Gold Mining Co.
            Witwatersrand Ltd.                 SA        16,656
     500    Western Deep Levels Ltd.           SA        13,983
   3,600    SSAB Svenskt Stal AB "B"           SW        36,095
   4,500    National Petrochemical Co.         TH        10,640
  15,000    Cimentas                           TU         9,060
   2,300    Smith (David S.) Holdings PLC      UK        21,044
                                                    -----------
                                                        670,242
                                                    -----------
RETAIL - 2.6%

   2,000    Oak & Co.                          JP        11,534
  20,400    Acma Ltd.                          SG        66,388
  12,700    East Asiatic Co. Ltd.              TH        16,654
   9,100    Saha Pathana Inter-Holding Ltd.
            (Foreign Registered)               TH        16,815
                                                    -----------
                                                        111,391
                                                    -----------
SHELTER - 9.0%

     700    Bau Holding AG                     AS        32,468
  10,400    Leighton Holdings Ltd.             AU        23,996
  10,900    Pioneer International Ltd.         AU        26,727
*  5,000    Brasilit SA                        BR         9,308
*     56    Inzenyrske a Prumslove Stavby AS   CZ         4,711
     325    GTM Entrepose SA                   FR        21,095
     450    Societe Generale d'Enterprises SA  FR         9,214

                                               Country    Value
   Shares   Security Description              Code     (Note 1)
--------------------------------------------------------------------------------
SHELTER (CONTINUED)

  67,000    Kumagai Gumi                       HK       $50,697
   5,000    Daikyo, Inc.                       JP        33,436
   5,000    Daito Trust Construction           JP        44,059
   9,000    Tokyu Construction Co.             JP        40,094
   4,800    Vitro SA                           MX        10,531
   7,000    Land & General Berhad              MY        16,260
   4,400    Boskalis Westminster               NL        52,928
  12,200    Crest Nicholson PLC                UK         8,884
                                                    -----------
                                                        384,408
                                                    -----------
TECHNOLOGY - 1.1%

*    322    SPT Telecom AS                     CZ        31,831
   1,100    Alphatec Electronics Public
             Co. Ltd.                          TH        13,900
                                                         45,731
TRANSPORTATION - 0.9%

   1,500    Koninklijke Nedlloyd Groep NV      NL        38,082
                                                    -----------
                                                         38,082
                                                    -----------
UTILITIES - 5.5%

   3,100    Telecom Argentina SA (Class B)     AR        11,903
2,500,000   Companhia Energetica de
             Minas Gerais                      BR        54,079
*    741    Ceske Energeticke Zavody AS        CZ        28,903
  10,000    Boustead Holdings Berhad           MY        20,079
   1,200    Electra De Viesgo SA               SP        23,849
      50    Aare-Tessin AG
            (Registered Shares)                SZ        33,671
   3,800    Northumbrian Water Group PLC       UK        59,913
                                                    -----------
                                                        232,397
                                                    -----------

TOTAL STOCKS (Cost $4,377,310)                        4,160,738
                                                    -----------

                                            Country      Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.2%

    7,165   Bankers Trust Commingled Trust FundUS         7,165
                                                    -----------

TOTAL SHORT TERM INVESTMENTS (Cost $7,165)                7,165
                                                    -----------

TOTAL INVESTMENTS (Cost $4,384,475), 98.2%            4,167,903

OTHER ASSETS AND LIABILITIES, NET, 1.8%                  76,956
                                                    -----------

TOTAL NET ASSETS, 100.0%                            $ 4,244,859
                                                    ===========

COUNTRY DIVERSIFICATION

    Country                                     % Of
     Code      Country Name                  Net Assets
--------------------------------------------------------------------------------

       AR      Argentina                         2.4%
       AS      Austria                           0.8%
       AU      Australia                         6.2%
       BE      Belgium                           1.5%
       BR      Brazil                            6.4%
       CN      Canada                            1.6%
       CZ      Czech Republic                    2.3%
       FR      France                           11.0%
       GM      Germany                           1.8%
       GR      Greece                            4.1%
       HK      Hong Kong                         4.3%
       ID      Indonesia                         0.6%
       IT      Italy                             0.5%
       JP      Japan                            14.6%
       MX      Mexico                            2.2%
       MY      Malaysia                          5.0%
       NL      Netherlands                       7.0%
       NO      Norway                            0.3%
       NZ      New Zealand                       1.7%
       PH      Philippines                       0.5%
       PT      Portugal                          1.0%
       SG      Singapore                         3.0%
       SA      South Africa                      2.4%
       SP      Spain                             0.6%
       SW      Sweden                            2.1%
       SZ      Switzerland                       3.4%
       TH      Thailand                          3.0%
       TU      Turkey                            2.0%
       UK      United Kingdom                    5.7%
       US      United States                     2.0%
                                               ------
               TOTAL                           100.0%
                                               ======

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont U.S. Micro-Cap Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                                        Value
   Shares   Security Description                      (Note 1)
--------------------------------------------------------------------------------
STOCKS - 88.2%
CONSUMER DURABLES - 5.1%

* 14,550    Leslie's Poolmart                        $210,975
*  3,000    SCP Pool Corp.                             30,375
*  5,200    West Marine, Inc.                         158,600
                                                  -----------
                                                      399,950
                                                  -----------

CONSUMER NON-DURABLES - 1.2%

*  2,400    Longhorn Steaks, Inc.                      40,200
* 10,000    Mountasia Entertainment International, Inc.56,250
                                                  -----------
                                                       96,450
                                                  -----------

CONSUMER SERVICES - 12.9%

  13,600    Barefoot, Inc.                            164,900
*  5,600    Damark International, Inc. (Class A)       33,600
* 12,100    Garden Ridge Corp.                        432,575
*  4,200    Logan's Roadhouse, Inc.                    63,000
*  6,250    Saga Communications, Inc. (Class A)        98,438
* 21,600    Video Sentry Corp.                        216,000
                                                  -----------
                                                    1,008,513
                                                  -----------

ENERGY - 7.9%

* 23,500    Core Laboratories NV                      240,875
* 14,000    Cairn Energy USA, Inc.                    168,000
* 11,000    Lomak Petroleum, Inc.                      85,250
*  8,500    Numar Corp.                                89,250
*  7,500    Tipperary Corp.                            30,000
                                                  -----------
                                                      613,375
                                                  -----------

FINANCIAL SERVICES - 7.7%

*  4,200    Calumet Bancorp, Inc.                     114,450
   4,500    ISB Financial Corp.                        75,375
*  4,500    Imperial Thrift & Loan Association         51,750
   4,500    Life Bancorp, Inc.                         69,750
* 10,000    PennFed Financial Services, Inc.          145,000
   8,000    Sirrom Capital Corp.                      141,000
                                                  -----------
                                                      597,325
                                                  -----------

HEALTH CARE - 12.7%

* 14,700    Cytel Corp.                                75,338
*  4,500    Enterprise Systems, Inc.                  105,187
* 39,000    Gensia, Inc.                              165,750
*  9,900    Health Payment Review, Inc.               257,400
*  2,700    Liposome Co., Inc.                         41,512
* 15,800    Penederm, Inc.                            156,025
* 11,300    Summit Medical Systems, Inc.              186,450
                                                  -----------
                                                      987,662
                                                  -----------

                                                        Value
   Shares   Security Description                      (Note 1)
--------------------------------------------------------------------------------
RAW MATERIALS - 4.2%

   8,500    Delta & Pine Land Co.                    $329,375
                                                  -----------
                                                      329,375
                                                  -----------
SHELTER - 3.5%

* 21,000    D.R. Horton, Inc.                         233,625
   4,000    Engle Homes, Inc.                          35,000
                                                  -----------
                                                      268,625
                                                  -----------

TECHNOLOGY (EQUIPMENT) - 18.5%

* 12,000    Ade Corp.                                 180,000
* 24,000    Applied Signal Technology, Inc.           114,000
* 16,000    CEM Corp.                                 210,000
*  4,000    Computer Management Sciences, Inc.         82,000
*  9,000    Elantec Semiconductor, Inc.                65,250
* 10,300    Hologic, Inc.                             267,800
* 10,000    Micrel, Inc.                              227,500
*  8,000    PRI Automation, Inc.                      296,000
                                                  -----------
                                                    1,442,550
                                                  -----------

TECHNOLOGY (SOFTWARE) - 13.2%

* 12,000    Speedfam International, Inc.              196,500
* 23,700    State of the Art, Inc.                    254,775
* 12,700    Truevision                                 98,425
*  9,000    Verity, Inc.                              330,750
*  4,500    Veritas Software Corp.                    145,125
                                                  -----------
                                                    1,025,575
                                                  -----------

TRANSPORTATION - 1.3%

*  5,000    RailTex, Inc.                             103,750
                                                  -----------
                                                      103,750
                                                  -----------

TOTAL STOCKS (Cost $5,925,270)                      6,873,150
                                                  -----------

                                                         Value
Face Amount/Issuer/Discount Rate/Stated Maturity       (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS- 11.1%

 365,479    Bankers Trust Commingled Trust Fund       365,479
 500,000    Federal Home Loan Mortgage Corp.,
            Discount Note, 5.600%, 11/01/95           500,000
                                                  -----------

TOTAL SHORT TERM INVESTMENTS (Cost $865,479)          865,479
                                                  -----------

TOTAL INVESTMENTS (Cost $6,790,749), 99.3%          7,738,629
                                                  -----------

OTHER ASSETS AND LIABILITIES, NET, 0.7%                53,488
                                                  -----------

TOTAL NET ASSETS, 100.0%                          $ 7,792,117
                                                  ===========

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont Growth Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS
                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------
STOCKS - 95.3%
BUSINESS EQUIPMENT & SERVICES - 6.3%

   3,600    Automatic Data Processing, Inc.    US      $257,400
* 14,000    Ceridian Corp.                     US       609,000
   2,600    Dun & Bradstreet Corp.             US       155,350
  23,301    First Data Corp.                   US     1,540,798
   4,700    General Motors Corp. (Class E)     US       221,488
* 14,300    Office Depot, Inc.                 US       409,338
   8,250    Paychex, Inc.                      US       357,844
   8,300    WMX Technologies, Inc.             US       233,437
                                                    -----------
                                                      3,784,655
                                                    -----------

CAPITAL GOODS - 3.1%

   3,300    Emerson Electric Co.               US       235,125
  12,900    General Electric Co.               US       815,925
   3,200    Illinois Tool Works, Inc.          US       186,000
*  7,000    Owens-Corning Fiberglass Corp.     US       296,625
   3,400    PPG Industries, Inc.               US       144,500
*  5,000    Varity Corp.                       US       181,250
                                                    -----------
                                                      1,859,425
                                                    -----------

CONSUMER DURABLES - 1.3%

   4,000    Goodyear Tire & Rubber Co.         US       152,000
  23,000    Harley-Davidson, Inc.              US       615,250
                                                    -----------
                                                        767,250
                                                    -----------

CONSUMER NON-DURABLES - 13.6%

   3,500    Anheuser Busch Cos., Inc.          US       231,000
   8,300    Archer Daniels Midland Co.         US       133,838
   3,200    Campbell Soup Co.                  US       167,600
  17,900    Coca-Cola Co.                      US     1,286,563
   2,400    Colgate Palmolive Co.              US       166,200
   2,700    ConAgra, Inc.                      US       104,287
   2,000    CPC International                  US       132,750
*  3,300    Crown Cork & Seal Co., Inc.        US       115,087
   4,700    Eastman Kodak Co.                  US       294,337
   3,100    General Mills, Inc.                US       177,862
  18,400    Gillette Co.                       US       890,100
   3,300    Heinz (H.J.) & Co.                 US       153,450
   3,000    Kellogg Co.                        US       216,750
  11,800    Pepsico, Inc.                      US       622,450
  20,200    Philip Morris Cos., Inc.           US     1,706,900
  16,000    Procter & Gamble Co.               US     1,296,000
   2,100    Ralston Purina Group               US       124,688
   5,900    Sara Lee Corp.                     US       173,313
   5,400    Tyson Foods, Inc. (Class A)        US       128,925
                                                    -----------
                                                      8,122,100
                                                    -----------

CONSUMER SERVICES - 5.2%

   9,000    Loewen Group, Inc.                 CN       360,422
   2,200    Capital Cities/ABC, Inc.           US       260,975
   2,300    CBS, Inc.                          US       185,725
* 20,600    CUC International, Inc.            US       713,275

                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)

   6,900    Disney (Walt) Co.                  US      $397,612
   8,500    Marriott International, Inc.       US       313,437
   6,800    Mattel, Inc.                       US       195,500
* 10,300    Viacom, Inc. (Class B)             US       515,000
     600    Washington Post Co. (Class B)      US       174,000
                                                    -----------
                                                      3,115,946
                                                    -----------

ENERGY - 2.8%

   3,000    Amoco Corp.                        US       191,625
   1,500    Atlantic Richfield Co.             US       160,125
   2,600    Exxon Corp.                        US       198,575
   1,700    Mobil Corp.                        US       171,275
   6,000    Schlumberger Ltd.                  US       373,500
  11,000    Union Texas Petroleum
             Holdings, Inc.                    US       198,000
  13,500    Unocal Corp.                       US       354,375
                                                    -----------
                                                      1,647,475
                                                    -----------

FINANCIAL SERVICES - 8.6%

  12,000    American Express Co.               US       487,500
  13,000    American International Group, Inc. US     1,096,875
  13,500    Citicorp                           US       875,812
   8,000    Exel Ltd.                          US       428,000
   6,500    Federal Home Loan Mortgage Corp.   US       450,125
     900    General Re Corp.                   US       130,388
  14,000    Mercury Finance Co.                US       269,500
  10,000    Mercury General Corp.              US       420,000
  10,000    MGIC Investment Corp.              US       568,750
  13,000    Norwest Corp.                      US       383,500
   1,000    Progressive Corp.                  US        41,500
                                                    -----------
                                                      5,151,950
                                                    -----------

HEALTH CARE - 16.1%

  10,700    Abbott Laboratories                US       425,325
   4,600    American Home Products Corp.       US       407,675
* 14,000    Amgen, Inc.                        US       672,000
   2,200    Becton Dickinson & Co.             US       143,000
*  2,700    Boston Scientific Corp.            US       113,737
   7,000    Bristol-Myers Squibb Co.           US       533,750
   6,100    Columbia HCA Healthcare Corp.      US       299,662
*  2,500    Forest Laboratories, Inc.
             (Class A)                         US       103,437
   7,000    HBO & Co.                          US       495,250
* 12,500    Healthsouth Rehabilitation Corp.   US       326,562
  16,800    Johnson & Johnson                  US     1,369,200
   3,900    Lilly (Eli) & Co.                  US       376,838
  13,000    Medtronic, Inc.                    US       750,750
  14,600    Merck & Co.                        US       839,500
* 15,000    Mid Atlantic Medical Services,Inc. US       298,125
  24,100    Pfizer, Inc.                       US     1,382,738
   5,400    Schering Plough Corp.              US       289,575
   6,000    Stryker Corp.                      US       270,750
  10,000    United Healthcare Corp.            US       531,250
                                                    -----------
                                                      9,629,124
                                                    -----------

                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------

MISCELLANEOUS - 3.1%

  29,100    Inefficient Market Fund, Inc.      US      $305,550
  56,500    Morgan Grenfell Small Cap Fund,Inc.US       656,813
  69,800    Royce Value Trust                  US       898,675
                                                    -----------
                                                      1,861,038
                                                    -----------

MULTI-INDUSTRY - 1.0%

   1,700    ITT Corp.                          US       208,250
   6,800    Minnesota Mining &
             Manufacturing Co.                 US       386,750
                                                    -----------
                                                        595,000
                                                    -----------

RAW MATERIALS - 1.8%

*  4,300    Alumax, Inc.                       US       126,850
   3,500    Du Pont (E.I.) de Nemours & Co.    US       218,313
   9,400    Engelhard Corp.                    US       233,825
   5,000    Monsanto Co.                       US       523,750
                                                    -----------
                                                      1,102,738
                                                    -----------

RETAIL - 3.9%

*  4,300    Federated Department Stores, Inc.  US       109,112
  21,700    Home Depot, Inc.                   US       808,325
   8,800    McDonalds Corp.                    US       360,800
*  3,700    Safeway, Inc.                      US       174,825
*  5,300    Stop & Shop Cos., Inc.             US       109,975
*  6,300    Toys R Us, Inc.                    US       137,813
  27,800    Wal Mart Stores, Inc.              US       601,175
                                                    -----------
                                                      2,302,025
                                                    -----------

SHELTER - 1.1%

   3,500    Georgia Pacific Corp.              US       288,750
   4,200    International Paper Co.            US       155,400
   2,900    Kimberly-Clark Corp.               US       210,613
                                                    -----------
                                                        654,763
                                                    -----------

TECHNOLOGY (COMPONENTS) - 12.1%

*  8,000    3Com Corp.                         US       376,000
   3,200    Amp, Inc.                          US       125,600
*  9,000    Applied Materials, Inc.            US       451,125
* 19,200    Cisco Systems, Inc.                US     1,488,000
  23,500    Intel Corp.                        US     1,642,062
*  3,000    Litton Industries, Inc.            US       118,875
* 14,000    LSI Logic Corp.                    US       659,750
   2,800    Micron Technology, Inc.            US       197,750
  16,700    Motorola, Inc.                     US     1,095,937
* 14,000    Novadigm, Inc.                     US       287,000
   3,800    Raytheon Co.                       US       165,775
   2,700    Texas Instruments, Inc.            US       184,275
*  9,000    Xilinx, Inc.                       US       414,000
                                                     ----------
                                                      7,206,149
                                                    -----------

TECHNOLOGY (EQUIPMENT) - 5.4%

* 29,900    AirTouch Communications, Inc.      US       852,150
   8,700    Boeing Co.                         US       570,938
*  3,600    Compaq Computer Corp.              US       200,700
* 13,500    DSC Communications Corp.           US       499,500
   6,900    Hewlett-Packard Co.                US       639,113
   1,800    International Business Machines    US       175,050
*  8,000    Silicon Graphics, Inc.             US       266,000
                                                     ----------
                                                      3,203,451
                                                    -----------

                                              Country    Value
   Shares   Security Description               Code    (Note 1)
--------------------------------------------------------------------------------
TECHNOLOGY (SOFTWARE) - 5.6%

   9,950    Computer Associates
             International, Inc.               US      $547,250
* 13,500    Microsoft Corp.                    US     1,350,000
* 22,100    Oracle Systems Corp.               US       964,113
*  7,000    Parametric Technology Corp.        US       468,125
                                                    -----------
                                                      3,329,488
                                                    -----------

TRANSPORTATION - 0.3%

   2,400    Union Pacific Corp.                US       156,900
                                                    -----------
                                                        156,900
                                                    -----------

UTILITIES - 4.0%

   5,000    Ameritech Corp.                    US       270,000
  13,800    AT&T Corp.                         US       883,200
   3,900    Bell Atlantic Corp.                US       248,138
   4,200    Century Telephone Enterprises      US       121,800
  15,100    Enron Corp.                        US       519,062
   6,400    Illinova Corp.                     US       181,600
   3,200    Telephone & Data Systems, Inc.     US       128,000
                                                    -----------
                                                      2,351,800
                                                    -----------

TOTAL STOCKS (Cost $47,793,575)                      56,841,277

                                          Country        Value
Face Amount/Issuer                           Code      (Note 1)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 4.0%

2,353,577  Bankers Trust Commingled Trust Fund US     2,353,577
                                                    -----------

TOTAL SHORT TERM INVESTMENTS (Cost $2,353,577)        2,353,577
                                                    -----------

TOTAL INVESTMENTS (Cost $50,147,152), 99.3%          59,194,854
                                                    -----------

OTHER ASSETS AND LIABILITIES, NET, 0.7%                 437,565
                                                    -----------

NET ASSETS, 100.0%                                  $59,632,419
                                                    -----------

COUNTRY DIVERSIFICATION
     Country                                      % Of
      Code        Country Name                 Net Assets
--------------------------------------------------------------------------------

       CN   Canada                               0.6%
       US   United States                       99.4%
                                               ------
            TOTAL                              100.0%
                                               ======

*Non-income producing securities
The accompanying notes are an integral part of these financial statements.

Fremont Bond Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
BONDS - 76.1%
MORTGAGE BACKED SECURITIES - 42.3%

          319,720   Collateralized Mortgage Obligation Trust CMO, 5-EZ ..............    9.400%        08/01/16       $ 337,405
          488,483   Collateralized Mortgage Securities Corp. CMO, J-5Z, REMIC .......    7.985%        05/01/17         501,001
          793,364   FHLMC AO1007 ....................................................    8.250%        08/01/17         820,997
        1,409,404   FHLMC CMO, 1018 0Z, PAC-1 (11) REMIC ............................    7.000%        11/15/20       1,387,487
        1,498,834   FNMA ARM ........................................................    6.878%        11/01/23       1,535,135
          596,490   FNMA CMO, 1990-142J, REMIC ......................................    9.250%        12/25/03         600,403
        1,034,420   FNMA CMO, 1990-53G, PAC REMIC ...................................    8.000%        12/25/18       1,046,378
          200,000   FNMA CMO, 1993-11J, PAC REMIC ...................................    7.500%        02/25/08         203,031
        6,682,646   GNMA II ARM .....................................................    7.250%        09/20/24       6,749,472
        4,802,570   GNMA II ARM .....................................................    6.500%        10/20/24       4,850,596
          126,980   GNMA II ARM .....................................................    7.500%        02/20/25         129,889
        1,687,127   GNMA II ARM .....................................................    7.500%        03/20/25       1,725,779
        1,613,946   MDC Mortgage Funding Corp. CMO, P-4Z ............................    9.500%        11/20/17       1,704,408
        1,000,000   Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11) REMIC .........    7.000%        07/20/21         999,150
        7,338,223   Prudential Bache CMO Trust, 14-G, REMIC .........................    8.400%        03/20/21       7,652,390
          786,752   Resolution Trust Corp. CMO, 1992-M4 A1 REMIC ....................    8.000%        09/25/21         806,169
        1,552,747   Ryland Mortgage Securities Corp. CMO, 1993-8-A, REMIC ...........    7.878%        09/25/23       1,576,039
          967,849   Saxon Mortgage Securities Corp. CMO, 1992-1 A1, ARM REMIC .......    8.169%        09/25/22         987,659
        3,000,000   Securitized Asset Sales, lnc. CMO, 1993-2A9, PAC (11) REMIC .....    6.200%        07/25/08       2,907,180
                                                                                                                   ------------
               TOTAL MORTGAGE BACKED SECURITIES                                                                      36,520,568
                                                                                                                   ------------

CORPORATE BONDS - 18.2%

        1,000,000   Arkla, lnc. .....................................................    9.200%        12/18/97       1,044,150
          500,000   Cleveland Electric Co. ..........................................    9.110%        07/22/96         505,590
          260,000   CMS Energy Corp., Deferred Coupon (Callable 10/01/97 @ 101.65) ..    9.875%        10/01/99         274,300
          907,000   Delta Air Lines, Inc. (Sinking Fund Bond) .......................    9.450%        02/14/06       1,028,997
        1,825,000   Delta Air Lines, Inc. (Sinking Fund Bond) .......................    9.450%        02/26/06       2,048,002
        3,000,000   General Motors Acceptance Corp. .................................    6.700%        05/20/96       3,010,170
        2,000,000   Long Island Lighting Co. ........................................    8.750%        05/01/96       2,024,580
        1,000,000   Ohio Edison .....................................................    8.500%        05/01/96       1,009,880
        2,000,000   Time Warner, Inc. ...............................................    7.450%        02/01/98       2,041,200
          375,000   Time Warner, Inc., FRN (Callable 08/15/96 @ 101.5)...............    6.835%        08/15/00         375,900
          225,000   Time Warner, Inc. ...............................................    7.975%        08/15/04         231,140
          450,000   Time Warner, Inc. ...............................................    8.110%        08/15/06         462,884
          450,000   Time Warner, Inc. ...............................................    8.180%        08/15/07         464,283
        1,000,000   United Airlines .................................................   10.670%        05/01/04       1,161,583
                                                                                                                   ------------
               TOTAL CORPORATE BONDS                                                                                 15,682,659
                                                                                                                   ------------

FOREIGN BONDS - 9.6%

DM      6,800,000   Federal Republic of Germany .....................................    6.250%        01/04/24       4,259,205
CAN    $2,500,000   Government of Canada ............................................    8.750%        12/01/05       2,022,232
US     $3,000,000   United Mexican States (Callable Semiannually in June or December @ 100) 6.875%     12/31/19       2,002,500
                                                                                                                   ------------
               TOTAL FOREIGN BONDS                                                                                    8,283,937
                                                                                                                   ------------

U.S. GOVERNMENT & AGENCY BONDS - 4.4%

          290,000   Federal Home Loan Bank (Callable 04/29/96 @ 100).................    6.380%        04/29/03          285,151
          500,000   Federal Home Loan Mortgage Corp. (Callable 07/02/96 @ 100).......    6.390%        07/02/03          491,170
        3,000,000   U.S. Treasury Notes..............................................    5.785%        07/31/97        3,011,730
                                                                                                                    ------------
               TOTAL U.S. GOVERNMENT & AGENCY BONDS                                                                    3,788,051
                                                                                                                    ------------

                                                                                       Coupon         Maturity           Value
         Principal  Issuer                                                              Rate            Date           (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE SECURITIES - 1.6%

        3,596,654   FHLMC Interest Only, 1587HA, PAC-1 REMIC.........................    6.500%        10/15/08         $496,788
        5,419,230   FNMA lnterest Only, 1994-27WB, PAC-1 REMIC.......................    6.500%        06/25/14          514,117
          390,998   FNMA Principal Only, G93-12B, PAC (11) REMIC..............................         02/25/23          367,902
                                                                                                                    ------------
               TOTAL STRIPPED MORTGAGE SECURITIES                                                                      1,378,807
                                                                                                                    ------------

               TOTAL BONDS (Cost $64,315,813)                                                                         65,654,022
                                                                                                                    ------------

CONVERTIBLE PREFERRED STOCK - 0.5%

           20,000   Long Island Lighting Co...................................................................           465,000
                                                                                                                    ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (Cost $486,000)                                                         465,000
                                                                                                                    ------------

SHORT TERM SECURITIES - 22.0%

        1,700,000   Abbott Laboratories, CP .........................................    5.710%        11/14/95        1,696,495
        3,000,000   AT&T Corp., CP ..................................................    5.710%        11/29/95        2,986,677
          717,851   Bankers Trust Commingled Trust Fund ......................................................           717,851
          100,000   Hewlett-Packard Co., CP .........................................    5.630%        11/21/95           99,687
        1,000,000   KFW International Finance, DN ...................................    5.700%        01/17/96          987,808
        1,500,000   Kimberly-Clark Corp., CP ........................................    5.730%        11/14/95        1,496,896
          900,000   Mexico Government Bond, Tesobono ................................   16.407%        01/18/96          884,250
        2,000,000   Minnesota Mining & Manufacturing Co., CP ........................    5.730%        11/01/95        2,000,000
        1,000,000   New South Wales Treasury, DN ....................................    5.660%        11/10/95          998,585
        3,000,000   Oesterreichische Kontrollbank, DN ...............................    5.700%        11/10/95        2,995,725
        3,500,000   Procter & Gamble, CP ............................................    5.630%        11/17/95        3,491,242
         t 10,000   U.S. Treasury Bill ..............................................    5.450%        11/16/95            9,977
        t 230,000   U.S. Treasury Bill ..............................................    5.880%        11/16/95          229,437
         t 80,000   U.S. Treasury Bill ..............................................    5.280%        02/08/96           78,830
         t 50,000   U.S. Treasury Bill ..............................................    5.300%        02/08/96           49,269
        t 190,000   U.S. Treasury Bill ..............................................    5.250%        02/15/96          187,025
        t 100,000   U.S. Treasury Bill ..............................................    5.290%        02/15/96           98,434
                                                                                                                    ------------
               TOTAL SHORT TERM SECURITIES (Cost $18,992,002)                                                         19,008,188
                                                                                                                    ------------

        Number of                                                                                                        Value
        Contracts   Description                                                                                        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS - 0.0%

               35   CBOT 30 yr. U.S. Treasury Bond Futures, Strike @106, Exp. 11/17/95........................               547
                                                                                                                    ------------

               TOTAL PUT OPTIONS (Cost $705)                                                                                 547

                                                                                                                    ------------
               TOTAL INVESTMENTS (Cost $83,794,520), 98.6%                                                            85,127,757

               TOTAL OTHER ASSETS AND LIABILITIES, NET, 1.4%                                                           1,214,914
                                                                                                                    ------------
               NET ASSETS, 100.0%                                                                                   $ 86,342,671
                                                                                                                     ===========

PORTFOLIO ABBREVIATIONS:
    ARM -Adjustable Rate Mortgage
   CBOT -Chicago Board of Trade
    CMO -Collateralized Mortgage Obligation
     CP -Commercial Paper
     DN -Discount Note
  FHLMC -Federal Home Loan Mortgage Corp.
   FNMA -Federal National Mortgage Association
    FRN -Floating Rate Note
   GNMA -Government National Mortgage Association
  REMIC -Real Estate Mortgage Investment Conduit tOn deposit with broker for initial margin on futures contracts (Note 1). The accompanying notes are an integral part of these financial statements.

Fremont Money Market Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                    Discount       Maturity         Value
         Principal      Issuer                                                        Rate           Date         (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 82.5%

        10,000,000      Abbey National North America Corp. .......................  5.660%         12/07/95     $ 9,943,400
        10,000,000      Alcatel Alsthom, Inc. ....................................  5.700%         01/17/96       9,878,083
        10,000,000      American Express Credit Corp. ............................  5.660%         12/18/95       9,926,106
        10,000,000      Ameritech Capital Funding *...............................  5.540%         03/18/96       9,787,633
        10,000,000      B.B.V. Finance (Delaware), Inc. ..........................  5.730%         11/03/95       9,996,817
        10,000,000      Bausch & Lomb, Inc. ......................................  5.670%         02/09/96       9,842,500
        10,000,000      Boral Industries, Inc. ...................................  5.780%         11/27/95       9,958,256
         5,000,000      Cadbury Schweppes Money Management PLC ...................  5.780%         11/15/95       4,988,761
        10,000,000      Cargill Financial Services Corp.* ........................  5.470%         01/12/96       9,890,600
        10,000,000      CPC International* .......................................  5.710%         01/10/96       9,888,972
         5,000,000      Ford Motor Credit Corp. ..................................  5.730%         11/14/95       4,989,654
        10,000,000      Goldman Sachs & Co. ......................................  5.680%         01/26/96       9,864,311
        10,000,000      Halifax Building Society .................................  5.690%         01/08/96       9,892,522
        10,000,000      Hanson Finance PLC (UK) ..................................  5.730%         11/13/95       9,980,900
        10,000,000      Hitachi America Ltd. .....................................  5.970%         11/03/95       9,996,683
        10,000,000      Merrill Lynch & Co., Inc. ................................  5.720%         11/08/95       9,988,878
        10,000,000      Mitsui & Co. .............................................  5.730%         12/05/95       9,945,883
        10,000,000      Rabobank Nederland .......................................  5.620%         12/06/95       9,945,361
        10,000,000      Sandoz Corp. .............................................  5.700%         01/29/96       9,859,083
        10,000,000      Sonoco Products, Inc. ....................................  5.750%         11/07/95       9,990,417
        10,000,000      Sony Capital Corp.* ......................................  5.710%         12/11/95       9,936,556
        10,000,000      Sumitomo Corp. of America ................................  5.700%         12/22/95       9,919,250
        10,000,000      Sweden, Kingdom of .......................................  5.650%         11/27/95       9,959,195
        10,000,000      Swedish Export Credit Corp. ..............................  5.670%         11/06/95       9,992,125
         8,900,000      Toshiba International Finance PLC (UK) ...................  5.750%         01/03/96       8,810,444
        10,000,000      Yale University ..........................................  5.720%         01/31/96       9,855,411
                                                                                                               ------------
                        TOTAL COMMERCIAL PAPER                                                                  247,027,801
                                                                                                               ------------


OTHER SHORT TERM SECURITIES - 19.0%

        24,778,657      Bankers Trust Commingled Trust Fund ..............................................       24,778,657
        10,000,000      Bayerische Vereinsbank AG, Yankee CD t .................     5.900%        09/12/96      10,000,000
         2,105,000      Federal Home Loan Bank, DN .............................     5.520%        12/26/95       2,087,248
        10,000,000      Federal National Mortgage Association, AN t.............     5.660%        03/15/96      10,000,000
        10,000,000      Federal National Mortgage Association, MTN t............     5.710%        06/10/96       9,994,672
                                                                                                               ------------

                        TOTAL OTHER SHORT TERM SECURITIES                                                        56,860,577
                                                                                                               ------------

                        TOTAL INVESTMENTS (Cost $303,888,378), 101.5%                                           303,888,378

                        OTHER ASSETS AND LIABILITIES, NET (1.5)%                                                 (4,576,766)
                                                                                                               ------------

                        NET ASSETS, 100.0%                                                                     $299,311,612
                                                                                                                ===========

PORTFOLIO ABBREVIATIONS:
    AN  - Agency Note
     CD - Certificate of Deposit
    DN  - Discount Note
   MTN  - Medium Term Note
*These securities are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933. t The rate indicated for these securities is the stated coupon rate.
The accompanying notes are an integral part of these financial statements.

Fremont California Intermediate Tax-Free Fund
                               October 31, 1995
STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                                     Coupon           Maturity              Value
   Principal  Issuer                                                                  Rate              Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.1%

 1,000,000    California State Dept. of Veterans Affairs, Home Purchase
               Revenue 1991 Ser. A.................................................  6.450%            08/01/00         $1,047,250
 1,000,000    California State Dept. of Water Resources, Central Valley Project
               Revenue Ser. H......................................................  6.400%            12/01/00          1,099,690
              California State GO
 1,000,000     Various Purpose ....................................................  6.400%            08/01/96          1,019,120
 1,000,000     Various Purpose ....................................................  6.500%            08/01/97          1,042,630
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
              Madera County State Prison 1990 Ser. A ..............................  6.700%            09/01/97          1,046,660
 1,000,000    California State Public Works Board, Lease Revenue Refunding, Trustees of
              The California State University, 1995 Ser. B ........................  5.600%            04/01/06          1,010,170
 1,000,000    California State Public Works Board, Lease Revenue Dept. of Corrections,
              Prison D ............................................................  5.100%            06/01/06            980,740
 1,000,000    Contra Costa Transportation Authority, Sales Tax Revenue 1991 Ser. A   6.400%            03/01/01          1,093,090
 1,000,000    Contra Costa Water Authority, Revenue Refunding 1993 Ser. A
               (FGIC Insured)......................................................  5.300%            10/01/05          1,035,520
 1,000,000    Contra Costa Water District, Water Revenue Ser. F (FGIC Insured) ....  5.250%            10/01/08          1,003,840
 1,000,000    East Bay MUD, Water System Subordinated Revenue Ser. 1994 ...........  8.500%            06/01/98          1,106,370
 1,000,000    City of Irvine, Assessment District No. 89-10, Limited Obligation
              Refunding Improvement (MBIA Insured).................................  4.200%            09/02/05            922,900
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding   5.500%            09/01/07          1,025,890
 1,000,000    Los Angeles Dept. of Water & Power, Electric Plant Revenue ..........  4.700%            10/15/06            962,170
 1,000,000    Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding ....  5.625%            04/15/08          1,025,390
 1,000,000    City of Los Angeles, 1990 Solid Waste Collection Project, COP Revenue  6.400%            11/01/97          1,045,110
   750,000    Los Angeles County Sanitation District Finance Authority, 1993 Ser. A  5.250%            10/01/06            768,315
 1,000,000    Los Angeles County Transportation Authority, Sales Tax Revenue Ser. A  6.300%            07/01/01          1,086,480
 1,000,000    Metropolitan Water District of Southern California, Waterworks GO Refunding
              1993 Ser. A .........................................................  5.250%            03/01/05          1,038,420
 1,000,000    Modesto High School District, 1993 GO Refunding (FGIC Insured) ......  5.300%            08/01/04          1,042,200
 1,000,000    Modesto Irrigation District Finance Authority, Domestic Water Project Revenue
              1992 Ser. A (AMBAC Insured) .........................................  5.650%            09/01/03          1,068,000
   500,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. D
               (AMBAC Insured).....................................................  6.300%            07/01/98            521,615
 1,000,000    M-S-R Public Power Agency, San Juan Project Revenue Ser. F ..........  5.650%            07/01/03          1,066,790
 1,000,000    Northern California Power Agency, Geothermal Project #3 Revenue Ser. A 5.600%            07/01/06          1,024,940
 1,000,000    Orange County Local Transportation Authority, Sales Tax Revenue
               First Ser. M........................................................  6.000%            02/15/06          1,036,400
 1,000,000    Orange County Transportation Authority, Measure M Sales Tax Revenue Second
              Senior Ser. 1994 (FGIC Insured) .....................................  5.000%            02/15/08            974,840
   500,000    Orange County Water District, COP 1990 Project A ....................  6.500%            08/15/98            532,095
   500,000    City of Pasadena, Electric Works Revenue 1990 Series ................  6.500%            08/01/99            540,285
 1,500,000    City of Pasadena, GO Refunding Police and Jail Building 1993 ........  5.000%            06/01/07          1,529,100
 1,000,000    Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) ..  5.000%            09/01/07            993,320
 1,000,000    City of Riverside, Electric Revenue 1991 ............................  6.100%            10/01/00          1,073,700
 1,000,000    City of Riverside, Electric Revenue Refunding 1993 ..................  5.000%            10/01/06            996,210
 1,000,000    Sacramento County Sanitation District Finance Authority, Revenue
              (MBIA Insured) ......................................................  5.000%            12/01/08            981,610
 1,000,000    Sacramento MUD, Electric Revenue 1991 Ser. Y ........................  6.250%            09/01/00          1,082,630
 1,000,000    San Bernardino County Transportation Authority, Sales Tax Revenue 1992 Ser. A
              (FGIC Insured) ......................................................  6.000%            03/01/03          1,085,910
 1,000,000    City and County of San Francisco International Airport Second Series Revenue
              Issue 1 (AMBAC Insured) .............................................  6.100%            05/01/03          1,093,910
 1,000,000    City and County of San Francisco RDA, Lease Revenue Ser. 1991
              (George R. Moscone Convention Center) (AMBAC Insured)................  6.200%            10/01/00          1,084,280
 1,000,000    City and County of San Francisco, Sewer Revenue Refunding Ser. 1992
              (AMBAC Insured) .....................................................  5.800%            10/01/05          1,071,430
 1,000,000    San Francisco, CA Bay Area Rapid Transit, Sales Tax Revenue Refunding  6.400%            07/01/97          1,038,500
 1,000,000    San Jose, CA Finance Authority Revenue, Convention Center Refunding
              Project Ser. C (MBIA Insured) .......................................  5.750%            09/01/03          1,060,680

                                                                                     Coupon           Maturity              Value
   Principal  Issuer                                                                  Rate              Date              (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)

 1,000,000    Santa Margarita/Dana Point Authority Orange County, Revenue Bond Ser. A 5.375%           08/01/04         $1,041,700
              Southern California Public Power Authority
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured)............  4.750%            07/01/09            923,090
 1,000,000     Mead-Phoenix Project Revenue 1994 Ser. A (AMBAC Insured) ...........  4.750%            07/01/08            946,910
 1,000,000     Palo Verde Power Projects Revenue, 1993 Ser. A .....................  5.100%            07/01/06          1,004,100
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured).  6.700%            09/01/98            535,235
   500,000    City of Stockton, 1990 Wastewater System Project COP (AMBAC Insured)   6.800%            09/01/99            541,025
 1,000,000    University of California, Housing System Revenue Ser. A (MBIA Insured) 5.500%            11/01/08          1,023,560
 1,000,000    West & Central Basin Financing Authority, Water Revenue West Basin
              Refunding Project (AMBAC Insured) ...................................  5.125%            08/01/06          1,012,170
 1,500,000    Yucaipa School Facilities Financing Authority, 1995 Sweetwater Refunding
              (MBIA Insured) ......................................................  6.000%            09/01/10          1,551,105
                                                                                                                      ------------

              TOTAL MUNICIPAL BONDS (Cost $46,944,424).........................................................         48,837,095
                                                                                                                      ------------

SHORT-TERM SECURITIES - 1.6%

   816,260    Provident Institutional Fund ....................................................................           816,260
                                                                                                                     ------------

              TOTAL SHORT TERM SECURITIES (Cost $816,260)......................................................           816,260

                                                                                                                     ------------
              TOTAL INVESTMENTS (Cost $47,760,684) 98.7%......................................................         49,653,355

              OTHER ASSETS AND LIABILITIES, NET 1.3%..........................................................            659,846

                                                                                                                     ------------
              NET ASSETS, 100.0%..............................................................................        $50,313,201
                                                                                                                     ============




PORTFOLIO ABBREVIATIONS:
  AMBAC -American Municipal Bond Assurance Corp.
    COP -Certificates of Participation
   FGIC -Financial Guaranty Insurance Corp.
     GO -General Obligation
   MBIA -Municipal Bond Investor Assurance Corp.
    MUD -Municipal Utility District
    RDA -Redevelopment Agency
The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
October 31, 1995
STATEMENTS OF ASSETS AND LIABILITIES
                                                                                           International               International
                                                                   Global                     Growth                     Small Cap
                                                                    Fund                       Fund                        Fund
Assets:
   Investments in securities at cost                            $435,900,719                $30,095,936                  $4,384,475
                                                                 ===========                 ==========                  ==========

   Investments in securities at value (Note 1)                   482,376,221                 32,155,472                   4,167,903
   Cash                                                                   --                         --                      80,807
   Dividends and interest receivable                               3,479,812                     57,128                      15,046
   Receivable for securities sold                                  1,109,860                         --                          --
   Receivable from sale of fund shares                                50,857                     10,545                      19,160
   Receivable for variation margin                                        --                         --                          --
   Unrealized appreciation on foreign currency contracts              30,825                         --                          --
   Prepaid expense                                                    23,113                         --                          --
   Unamortized organization costs (Note 3)                                --                         --                          --
                                                                 -----------                 ----------                  ----------

      Total assets                                               487,070,688                 32,223,145                   4,282,916
                                                                 -----------                 ----------                  ----------

Liabilities:
   Unrealized depreciation on foreign currency contracts                  --                         --                          --
   Liability for options written                                          --                         --                          --
   Variation margin payable                                           53,025                         --                          --
   Dividends payable to shareholders                                 125,057                        383                      15,458
   Payable for securities purchased                                3,182,827                     26,401                      15,640
   Payable for fund shares redeemed                                  895,038                         --                          --
   Accrued expenses:
      Investment advisory and administrative fees                    307,043                     40,348                       6,959
      Shareholder servicing fees                                       6,500                         --                          --
      Custody fees                                                    76,603                         --                          --
      Accounting fees                                                 29,822                         --                          --
      Audit and legal fees                                            31,617                         --                          --
      Other payables                                                   8,300                         --                          --
                                                                 -----------                 ----------                  ----------

      Total liabilities                                            4,715,832                     67,132                      38,057
                                                                 -----------                 ----------                  ----------

Net assets                                                      $482,354,856                $32,156,013                  $4,244,859
                                                                ============                 ==========                  ==========

Net assets consist of:
   Paid in capital                                              $416,233,588                $32,362,847                  $4,496,814
   Undistributed net investment income (loss)                      2,004,174                    170,045                       9,448
   Unrealized appreciation (depreciation) on investments          43,682,144                  2,059,536                   (216,572)
   Unrealized appreciation (depreciation) on foreign currency
    contracts and other assets and liabilities                        38,458                        661                       (946)
   Accumulated net realized gain (loss)                           20,396,492                 (2,437,076)                   (43,885)
                                                                 -----------                 ----------                  ----------

Net assets                                                      $482,354,856                $32,156,013                  $4,244,859
                                                                 ===========                 ==========                  ==========

Shares of capital stock outstanding                               33,873,265                  3,309,234                     471,446
                                                                 ===========                 ==========                  ==========

Net asset value per share                                             $14.24                      $9.72                       $9.00
                                                                 ===========                 ==========                  ==========

                                                                                                                   California
                                                                 U.S.                                      Money Intermediate
                                                            Micro-Cap        Growth         Bond          Market     Tax-Free
                                                                 Fund          Fund         Fund            Fund         Fund
Assets:
Investments in securities at cost                          $6,790,749   $50,147,152  $83,794,520    $303,888,378  $47,760,684
                                                           ==========    ==========   ==========      ==========   ==========

Investments in securities at value (Note 1)                 7,738,629    59,194,854   85,127,757     303,888,378   49,653,355
Cash                                                               --        24,470      213,341              --       76,349
Dividends and interest receivable                               4,148        50,781    1,071,726         447,148      661,237
Receivable for securities sold                                     --       545,011           --              --           --
Receivable from sale of fund shares                            61,518        21,900        1,946       1,380,490        1,650
Receivable for variation margin                                    --            --       59,813              --           --
Unrealized appreciation on foreign currency contracts              --            --           --              --           --
Prepaid expense                                                    --           429           --           3,163          627
Unamortized organization costs (Note 3)                            --         5,278        4,494              --           --
                                                           ----------    ----------   ----------      ----------   ----------

Total assets                                                7,804,295    59,842,723   86,479,077     305,719,179   50,393,218
Liabilities:

Unrealized depreciation on foreign currency contracts              --        21,767           --              --
Liability for options written                                      --         2,188           --              --
Variation margin payable                                           --            --           --              --
Dividends payable to shareholders                                  --           617       11,941          20,109       26,735
Payable for securities purchased                                   --       125,579           --              --           --
Payable for fund shares redeemed                                   --        14,265       38,295       6,283,032           --
Accrued expenses:
Investment advisory and administrative fees                    12,178        32,559       28,859          54,800       13,016
Shareholder servicing fees                                         --         2,000        1,750           2,400        2,100
Custody fees                                                   18,070        10,025        8,325           2,341
Accounting fees                                                    --         4,264        6,231          15,019        5,670
Audit and legal fees                                               --        12,530       12,000          12,230       17,280
Other payables                                                    420         3,350       11,652          12,875
                                                           ----------    ----------   ----------      ----------   ----------

Total liabilities                                              12,178       210,304      136,406       6,407,567       80,017
                                                           ----------    ----------   ----------      ----------   ----------

Net assets                                                 $7,792,117   $59,632,419  $86,342,671    $299,311,612  $50,313,201
                                                           ==========    ==========   ==========      ==========   ==========
Net assets consist of:

Paid in capital                                            $6,526,144   $47,012,251  $82,699,455    $299,311,612  $48,300,312
Undistributed net investment income (loss)                         --         9,309       86,546              --           --
Unrealized appreciation (depreciation) on investments         947,880     9,047,702    2,078,249              --    1,892,671
Unrealized appreciation (depreciation) on foreign currency
 contracts and other assets and liabilities                        --            --     (23,464)              --           --

Accumulated net realized gain (loss)                          318,093     3,563,157    1,501,885              --      120,218
                                                           ==========    ==========   ==========      ==========   ==========

Net assets                                                 $7,792,117   $59,632,419  $86,342,671    $299,311,612  $50,313,201
                                                           ----------    ----------   ----------      ----------   ----------

Shares of capital stock outstanding                           543,454     4,564,901    8,521,976     299,311,612    4,633,776
                                                           ==========    ==========   ==========      =========    ==========

Net asset value per share                                      $14.34        $13.06       $10.13           $1.00       $10.86
                                                           ==========    ==========   ==========      ==========   ==========

The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Year Ended October 31, 1995
   STATEMENTS OF OPERATIONS

                                                                                           International             International
                                                                   Global                     Growth                   Small Cap
                                                                   Fund                       Fund                      Fund
Investment income:
   Interest                                                      $12,543,616                   $165,307                   $16,001
   Dividends                                                       5,033,955                    623,022                    86,278
                                                                  ----------                 ----------                ----------

      Total income*                                               17,577,571                    788,329                   102,279
                                                                  ----------                 ----------                ----------

Expenses:
   Investment advisory and administrative fees (Note 2)            3,418,558                    439,970                    68,433
   Shareholders servicing fees                                        66,012                         --                        --
   Custody fees                                                      227,315                         --                        --
   Accounting fees                                                   160,313                         --                        --
   Audit and legal fees                                               39,967                         --                        --
   Directors' fees (Note 2)                                            1,936                         --                        --
   Registration fees                                                  25,099                         --                        --
   Other                                                              75,790                         --                        --
                                                                  ----------                 ----------                ----------

      Total expenses before reductions                             4,014,990                    439,970                    68,433
      Expenses waived by Advisor                                          --                         --                  (11,894)
                                                                  ----------                 ----------                ----------

         Total net expenses                                        4,014,990                    439,970                    56,539
                                                                  ----------                 ----------                ----------

            Net investment income (loss)                          13,562,581                    348,359                    45,740
                                                                  ----------                 ----------                ----------

Realized and unrealized gain (loss) from investments and foreign currency:

   Net realized gain (loss) from:

      Investments                                                 23,444,879                   (948,173)                 (21,568)
      Transactions in written options                                     --                         --                        --
      Foreign currency transactions                                 (435,755)                   (53,746)                 (14,440)
   Net increase (decrease) in unrealized appreciation (depreciation) on:

      Investments                                                 18,907,997                    601,879                 (203,902)
      Translation of assets and liabilities in foreign currencies    (44,605)                      (47)                   10,337
                                                                  ----------                 ----------                ----------
         Net realized and unrealized gain (loss) from investments
            and foreign currency                                  41,872,516                   (400,087)                  (229,573)
                                                                  ----------                 ----------                  ----------
            Net increase (decrease) in net assets
            resulting from operations                            $55,435,097                  $(51,728)                  $(183,833)
                                                                  ==========                 ==========                  ==========

* Net of foreign taxes withheld of $332,410 for the Global Fund, $56,603 for the International Growth Fund, $9,851 for the International Small Cap Fund, and $6,417 for the Growth Fund.

                                                                                                                        California
                                                               U.S.                                          Money    Intermediate
                                                             Micro-Cap          Growth         Bond          Market     Tax-Free
                                                               Fund              Fund          Fund           Fund        Fund
Investment income:
Interest                                                        $46,139         $146,366   $4,960,774    $17,148,782   $3,057,222
Dividends                                                         5,964          631,693       35,250             --           --
                                                              ----------      ----------   ----------     ----------   ----------

Total income*                                                    52,103          778,059    4,996,024     17,148,782    3,057,222
Expenses:

Investment advisory and administrative fees (Note 2)             94,198          254,882      377,026      1,049,432      284,195
Shareholders servicing fees                                          --           21,248       19,824         27,468       22,228
Custody fees                                                         --           44,248       19,251         31,251        9,761
Accounting fees                                                      --           20,169       31,453         86,187       31,515
Audit and legal fees                                                 --           14,841       14,978         17,912       23,437
Directors' fees (Note 2)                                             --            1,936        1,936          1,936        1,936
Registration fees                                                    --           17,115       19,596         51,707        3,309
Other                                                                --           21,380       28,830         22,361       15,514
                                                              ----------      ----------   ----------     ----------   ----------

Total expenses before reductions                                 94,198          395,819      512,894      1,288,254      391,895
Expenses waived by Advisor                                     (16,899)         (16,411)    (102,754)      (428,369)    (117,038)
                                                              ----------      ----------   ----------     ----------   ----------

Total net expenses                                               77,299          379,408      410,140        859,885      274,857
                                                              ----------      ----------   ----------     ----------   ----------

Net investment income (loss)                                   (25,196)          398,651    4,585,884     16,288,897    2,782,365
R                                                             ----------      ----------   ----------     ----------   ----------

ealized and unrealized gain (loss) from investments and foreign currency:

Net realized gain (loss) from:

Investments                                                     347,186        3,482,283    1,890,998             --      119,954
Transactions in written options                                      --               --      339,267             --           --
Foreign currency transactions                                        --               --       82,647             --           --

Net increase (decrease) in unrealized appreciation (depreciation) on:

Investments                                                     888,690        6,445,736    3,540,395             --    3,671,361
Translation of assets and liabilities in foreign currencies          --               --      (23,464)             --    --
                                                              ----------      ----------   ----------     ----------   ----------

Net realized and unrealized gain (loss) from investments
and foreign currency                                          1,235,876        9,928,019    5,829,843             --    3,791,315
                                                              ----------      ----------   ----------     ----------   ----------

Net increase (decrease) in net assets

resulting from operations                                     $1,210,680     $10,326,670  $10,415,727    $16,288,897   $6,573,680

                                                              ==========      ==========   ==========     ==========   ==========

The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
                               October 31, 1995
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                               International
                                                                                 Global                           Growth
                                                                                  Fund                             Fund

                                                                          Year             Year             Year            Period
                                                                          Ended            Ended            Ended            Ended
                                                                        10/31/95         10/31/94         10/31/95         10/31/94
Increase (decrease) in net assets from:
  Net investment income (loss)                                        $13,562,581       $7,743,896         $348,359         $91,239
  Net realized gain (loss) from investments and transactions
    in written options                                                 23,444,879        6,718,710        (948,173)     (1,334,365)
  Net realized gain (loss) from foreign currency transactions           (435,755)      (4,600,634)         (53,746)       (100,792)
  Net unrealized appreciation (depreciation) on investments            18,907,997        (813,173)          601,879       1,457,657
  Net unrealized appreciation (depreciation) on translation of
    assets and liabilities in foreign currencies                         (44,605)           83,063             (47)             708
                                                                       ----------       ----------       ----------      ----------

    Net increase (decrease) in net assets resulting from operations    55,435,097        9,131,862         (51,728)         114,447
                                                                       ----------       ----------       ----------      ----------

  Distributions to shareholders:
    From net investment income                                       (16,914,918)      (2,968,563)        (269,553)              --
    From net realized gains                                           (1,140,840)      (3,909,900)               --              --
                                                                       ----------       ----------       ----------      ----------

     Total distributions                                             (18,055,758)      (6,878,463)        (269,553)              --
                                                                       ----------       ----------       ----------      ----------

  Capital share transactions:
    Proceeds from shares sold                                         110,900,850      309,350,014        4,286,553      32,167,188
    Payments for shares redeemed                                    (136,942,988)    (51,004,535)      (1,803,707)      (2,556,349)
    Reinvested dividends                                               17,395,011        6,698,270          269,162             --
                                                                       ----------       ----------       ----------     ----------

     Total capital share transactions                                 (8,647,127)      265,043,749        2,752,008      29,610,839
                                                                       ----------       ----------       ----------     ----------

Net increase (decrease) in net assets                                  28,732,212      267,297,148        2,430,727      29,725,286

Net assets at beginning of period                                     453,622,644      186,325,496       29,725,286              --
                                                                       ----------       ----------       ----------      ----------

Net assets at end of period**                                        $482,354,856     $453,622,644      $32,156,013     $29,725,286
                                                                       ----------       ----------       ----------      ----------


Capital transactions in shares:
  Sold                                                                  8,368,781       23,760,853          433,837       3,298,539
  Redeemed                                                           (10,326,949)      (3,868,898)        (188,969)       (261,900)
  Reinvested dividends                                                  1,282,980          505,604           27,727              --
                                                                        ----------       ----------       ----------     ----------

    Net increase (decrease) in capital share transactions                (675,188)       20,397,559          272,595      3,036,639
                                                                        ==========       ==========       ==========      ==========


#Period from February 1, 1994 (commencement of operations) to October 31, 1994. tPeriod from June 30, 1994 (commencement of operations) to October 31, 1994. **Net assets at end of October 31, 1995 and October 31, 1994, respectively, include undistributed net investment income (loss) of $2,004,174 and $5,356,511 for the Global Fund, $170,045 and $91,239 for the International Growth Fund, $9,448 and $(1,256) for the International Small Cap Fund, $(25,253) and $(57) for the U.S. Micro-Cap Fund, $9,309 and $115,797 for the Growth Fund, and $86,546 and $31,900 for the Bond Fund.


                                                                              International                        U.S.
                                                                                Small Cap                          Micro-Cap
                                                                                  Fund                               Fund

                                                                          Year            Period           Year            Period
                                                                          Ended            Ended           Ended            Ended
                                                                        10/31/95         10/31/94t       10/31/95         10/31/94t
Increase (decrease) in net assets from:
  Net investment income (loss)                                             $45,740         $(1,256)        $(25,196)         $3,969
  Net realized gain (loss) from investments and
    transactions in written options                                       (21,568)              (3)          347,186        (3,840)
  Net realized gain (loss) from foreign currency transactions             (14,440)          (7,874)               --            --
  Net unrealized appreciation (depreciation) on investments              (203,902)         (12,670)          888,690         59,190
  Net unrealized appreciation (depreciation) on translation of
    assets and liabilities in foreign currencies                            10,337         (11,283)               --             --
                                                                        ----------       ----------       ----------     ----------
    Net increase (decrease) in net assets resulting from operations      (183,833)         (33,086)        1,210,680         59,319
                                                                        ----------       ----------       ----------     ----------

 Distributions to shareholders:
    From net investment income                                            (35,036)               --               --        (4,026)
    From net realized gains                                                     --               --               --             --
                                                                        ----------       ----------       ----------     ----------
      Total distributions                                                 (35,036)               --               --        (4,026)
                                                                        ----------       ----------       ----------     ----------

  Capital share transactions:
    Proceeds from shares sold                                            2,849,192        2,379,855        6,143,180      2,580,755
    Payments for shares redeemed                                         (172,610)        (579,201)      (1,614,127)      (587,625)
    Reinvested dividends                                                    19,578               --               --          3,961
                                                                        ----------       ----------       ----------     ----------
     Total capital share transactions                                    2,696,160        1,800,654        4,529,053      1,997,091
                                                                        ----------       ----------       ----------     ----------
Net increase (decrease) in net assets                                    2,477,291        1,767,568        5,739,733      2,052,384
Net assets at beginning of period                                        1,767,568               --        2,052,384             --
                                                                        ----------       ----------       ----------     ----------
Net assets at end of period**                                           $4,244,859       $1,767,568       $7,792,117      $2,052,38
                                                                        ==========       ==========       ==========     ==========
Capital transactions in shares:
  Sold                                                                     308,867          237,224          462,168        254,056
  Redeemed                                                                (18,867)         (57,953)        (117,136)       (56,017)
                                                                        ----------       ----------       ----------     ----------
  Reinvested dividends                                                       2,175               --               --            383
    Net increase (decrease) in capital share transactions                  292,175          179,271          345,032        198,422
                                                                        ==========       ==========       ==========     ==========

                                                                                 Growth                            Bond
                                                                                  Fund                             Fund

                                                                          Year             Year            Year              Year
                                                                          Ended            Ended           Ended             Ended
                                                                        10/31/95         10/31/94        10/31/95          10/31/94
Increase (decrease) in net assets from:
  Net investment income (loss)                                           $398,651         $466,106       $4,585,884      $1,724,273
  Net realized gain (loss) from investments and transactions
     in written options                                                 3,482,283        2,473,244        2,230,265       (791,756)
  Net realized gain (loss) from foreign currency transactions                --               --             82,647        (19,271)
  Net unrealized appreciation (depreciation) on investments             6,445,736       (2,336,664)       3,540,395     (1,714,573)
  Net unrealized appreciation (depreciation) on translation of
    assets and liabilities in foreign currencies                              --               --         (23,464)              --
                                                                       ----------       ----------       ----------     ----------
   Net increase (decrease) in net assets resulting from operations     10,326,670       602,686          10,415,727       (801,327)
                                                                       ----------       ----------       ----------     ----------
  Distributions to shareholders:
    From net investment income                                           (505,139)        (392,103)      (4,531,238)    (1,692,373)
    From net realized gains                                              (241,849)      (2,111,288)               --             --
                                                                        ----------       ----------       ----------     ----------
      Total distributions                                                (746,988)      (2,503,391)      (4,531,238)    (1,692,373)
                                                                        ----------       ----------       ----------     ----------

  Capital share transactions:
    Proceeds from shares sold                                           32,879,457        6,851,457       25,537,155     66,602,800
    Payments for shares redeemed                                      (10,815,329)     (22,505,837)     (13,731,939)   (13,183,239)
    Reinvested dividends                                                   744,451        2,493,398        4,408,916      1,579,670
      Total capital share transactions                                  22,808,579     (13,160,982)       16,214,132     54,999,231
                                                                        ----------       ----------       ----------     ----------
Net increase (decrease) in net assets                                   32,388,261     (15,061,687)       22,098,621     52,505,531
Net assets at beginning of period                                       27,244,158       42,305,845       64,244,050     11,738,519
                                                                        ----------       ----------       ----------     ----------
Net assets at end of period**                                          $59,632,419      $27,244,158      $86,342,671    $64,244,050
                                                                        ==========       ==========       ==========     ==========

Capital transactions in shares:
  Sold                                                                   2,872,926          618,873        2,579,889      6,969,743
  Redeemed                                                               (981,267)      (2,009,215)      (1,429,749)    (1,361,785)
                                                                        ----------       ----------       ----------    ----------
  Reinvested dividends                                                      68,568          236,032          454,805        166,041
    Net increase (decrease) in capital share transactions                1,960,227      (1,154,310)        1,604,945      5,773,999
                                                                        ==========       ==========       ==========     ==========

The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
October 31, 1995

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                California
                                                                                                               Intermediate
                                                                                  Money                          Tax-Free
                                                                                 Market                            Fund

                                                                          Year             Year            Year              Year
                                                                          Ended            Ended           Ended             Ended
                                                                        10/31/95         10/31/94        10/31/95          10/31/94


Increase (decrease) in net assets from:
  Net investment income                                                $16,288,897       $3,377,829       $2,782,365     $3,147,340
  Net realized gain from investments                                            --               --          119,954         38,458
  Net unrealized appreciation (depreciation) on investments                     --               --        3,671,361    (5,886,267)
                                                                        ----------       ----------       ----------     ----------
    Net increase (decrease) in net assets resulting from operations     16,288,897        3,377,829        6,573,680    (2,700,469)
                                                                        ----------       ----------       ----------     ----------
  Distributions to shareholders:
  From net investment income                                          (16,288,897)      (3,377,829)      (2,782,365)    (3,147,340)
  From net realized gains                                                       --               --          (4,639)      (108,666)
                                                                        ----------       ----------       ----------     ----------
      Total distributions                                             (16,288,897)      (3,377,829)      (2,787,004)    (3,256,006)
                                                                        ----------       ----------       ----------     ----------
    Capital share transactions:
    Proceeds from shares sold                                          297,387,013      260,385,003        2,822,896     15,326,306
Payments for shares redeemed                                          (238,529,846)    (63,534,667)     (17,111,368)   (13,768,196)
    Reinvested dividends                                                16,015,143        3,382,435        2,510,108      2,987,160
                                                                        ----------       ----------       ----------     ----------
     Total capital share transactions                                   74,872,310      200,232,771     (11,778,364)      4,545,270
                                                                        ----------       ----------       ----------     ----------

    Net increase (decrease) in net assets                               74,872,310      200,232,771      (7,991,688)    (1,411,205)

Net assets at beginning of period                                      224,439,302       24,206,531       58,304,889     59,716,094

Net assets at end of period**                                         $299,311,612     $224,439,302      $50,313,201    $58,304,889
                                                                        ==========       ==========       ==========     ==========
Capital transactions in shares:

  Sold                                                                 297,387,013     260,385,003           270,058      1,392,273
  Redeemed                                                            (238,529,846)    (63,534,667)      (1,629,211)    (1,297,341)
  Reinvested dividends                                                  16,015,143        3,382,435          239,479        280,888
                                                                        ----------       ----------       ----------     ----------
    Net increase (decrease) in capital share transactions               74,872,310      200,232,771      (1,119,674)        375,820
                                                                        ==========       ==========       ==========     ==========

**There was no undistributed net investment income for the Money Market Fund or the California Intermediate Tax-Free Fund at October 31, 1995 nor at October 31, 1994. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Financial Highlights - October 31, 1995
GLOBAL FUND

                                                                               Years ended October 31
                                                                  1995       1994       1993       1992       1991
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                          $13.13     $13.17      $11.52     $11.25       $9.93
                                                                 ------     ------      ------     ------      ------
   Income from Investment Operations
      Net investment income                                         .40        .26         .32        .39         .47
      Net realized and unrealized gain (loss)                      1.24       (.03)       1.67        .40        1.34
                                                                 ------     ------      ------     ------      ------
         Total investment operations                               1.64        .23        1.99       0.79        1.81
                                                                 ------     ------      ------     ------      ------
   Less Distributions
      From net investment income                                   (.50)      (.14)      (.26)      (.40)      (.45)
      From net realized gains                                      (.03)      (.13)      (.08)      (.11)      (.04)
      Return of capital                                             --         --         --        (.01)        --
                                                                 ------     ------      ------     ------      ------
         Total distributions                                       (.53)      (.27)      (.34)      (.52)      (.49)
                                                                 ------     ------      ------     ------      ------
   Net asset value, end of period                                $14.24     $13.13      $13.17     $11.52     $11.25
                                                                 ======     ======      ======     ======     ======

Total Return                                                      12.78%      1.74%     17.51%      7.10%     18.38%
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                     $482,355   $453,623   $186,325   $101,839     $74,502
   Ratio of expenses to average net assets                          .88%       .95%       .99%      1.09%      1.12%
   Ratio of net investment income to average net assets            2.98%      2.47%      2.89%      3.41%      4.34%
   Portfolio Turnover Rate                                          83%        52%        40%        50%         81%

INTERNATIONAL GROWTH FUND
                                                       Year             Period from
                                                        Ended         March 1, 1994 to
                                                  October 31, 1995    October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.79               $9.57
                                                        ------              ------
   Income from Investment Operations
      Net investment income                               .10                 .02
      Net realized and unrealized gain (loss)            (.09)                .20
                                                        ------              ------
         Total investment operations                      .01                 .22
                                                        ------              ------
   Less Distributions
      From net investment income                         (.08)                --
      From net realized gains                             --                  --
                                                        ------              ------
         Total distributions                             (.08)                --
                                                        ------              ------
   Net asset value, end of period                       $9.72               $9.79
                                                        ======              ======

Total Return                                             0.13%               3.44%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)            $32,156             $29,725
   Ratio of expenses to average net assets               1.50%               1.50%*
   Ratio of net investment income to average net assets  1.19%                .35%*
   Portfolio Turnover Rate                                 32%                 44%*

*Annualized
The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Financial Highlights - October 31, 1995
INTERNATIONAL SMALL CAPFUND
                                                        Year                 Period from
                                                        Ended             June 30, 1994 to
                                                  October 31, 1995        October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.86                  $10.00
                                                        ------                 ------
   Income from Investment Operations
      Net investment income (loss)(a)                     .10                    (.01)
      Net realized and unrealized loss                   (.88)                   (.13)
                                                        ------                 ------
         Total investment operations                     (.78)                   (.14)
                                                        ------                 ------
   Less Distributions
      From net investment income                         (.08)                     --
      From net realized gains                             --                       --
                                                        ------                 ------
         Total distributions                             (.08)                     --
                                                        ------                 ------
   Net asset value, end of period                       $9.00                   $9.86
                                                        ======                  ======

Total Return #                                          -7.96%                  -4.15%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)            $4,245                   $1,768
   Ratio of expenses to average net assets (a)           2.06%                   2.50%*
   Ratio of net investment income (loss) to average
    net assets (a)                                       1.67%                   -.28%*
   Portfolio Turnover Rate                                 96%                    --

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.07, 2.50% and 1.23%, respectively, for the year ended October 31, 1995.
# Total return would have been lower had the advisor not waived expenses.

U.S. MICRO-CAP FUND
                                                        Year                 Period from
                                                        Ended             June 30, 1994 to
                                                  October 31, 1995        October 31, 1994
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                $10.34                  $10.00
                                                       ------                  ------
   Income from Investment Operations
      Net investment income (loss) (a)                   (.05)                    .02
      Net realized and unrealized gain                   4.05                     .34
                                                       ------                  ------
         Total investment operations                     4.00                     .36
                                                       ------                  ------
   Less Distributions
      From net investment income                          --                     (.02)
      From net realized gains                             --                       --
                                                      ------                   ------
         Total distributions                              --                     (.02)
                                                      ------                   ------
   Net asset value, end of period                      $14.34                  $10.34
                                                       ======                  ======

Total Return #                                          38.68%                  10.69%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)           $7,792                   $2,052
   Ratio of expenses to average net assets (a)           2.04%                   2.50%*
   Ratio of net investment income (loss) to average
     net assets (a)                                      -.67%                    .68%*
   Portfolio Turnover Rate                                144%                    129%*

*Annualized
(a) Management fees have been voluntarily waived for the period February 1, 1995 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been -$.08, 2.50% and -1.13%, respectively, for the year ended October 31, 1995.
# Total return would have been lower had the advisor not waived expenses. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Financial Highlights - October 31, 1995
GROWTH FUND
                                                                                                              Period from
                                                                     Years ended October 31                 August 14, 1992
                                                           1995              1994              1993       to October 31, 1992
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                    $10.46            $11.25           $10.08            $ 9.92
                                                           ------            ------           ------            ------
   Income from Investment Operations
      Net investment income(a)                                .13               .21              .13               .02
      Net realized and unrealized gain (loss)                2.74              (.02)            1.16               .18
                                                           ------            ------           ------            ------
         Total investment operations                         2.87               .19             1.29               .20
                                                           ------            ------           ------            ------
   Less Distributions
      From net investment income                             (.17)             (.18)            (.12)             (.04)
      From net realized gains                                (.10)            (.80)               --               --
                                                           ------            ------           ------            ------
         Total distributions                                 (.27)             (.98)            (.12)             (.04)
                                                           ------            ------           ------            ------
   Net asset value, end of period                          $13.06            $10.46           $11.25            $10.08
                                                           ======            ======           ======            ======

Total Return #                                              28.12%             1.72%           12.80%             9.35%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $59,632           $27,244           $42,306          $32,388
   Ratio of expenses to average net assets(a)                 .97%              .94%             .87%              .94%*
   Ratio of net investment income to average net assets(a)   1.02%             1.31%            1.19%             1.08%*
   Portfolio Turnover Rate                                    108%               55%              44%               49%*

*Annualized
(a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.12, 1.01% and .98%, respectively, for the year ended October 31, 1995; $.19, 1.08% and 1.17%, respectively, for the year ended October 31, 1994; $.11, 1.02% and 1.04%, respectively, for the year ended October 31, 1993; and $.02, 1.18% and 0.84%, respectively, for the period from August 14, 1992 to October 31, 1992. # Total return would have been lower had the advisor not waived expenses.

BOND FUND
                                                                                               Period from
                                                          Years ended October 31              April 30, 1993
                                                        1995                  1994          to October 31, 1993
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $9.29               $10.27                $10.04
                                                       ------               ------                ------
   Income from Investment Operations
      Net investment income(a)                            .65                  .53                   .27
      Net realized and unrealized gain (loss)             .83                 (.98)                  .24
                                                       ------               ------                ------
         Total investment operations                     1.48                 (.45)                  .51
                                                       ------               ------                ------
   Less Distributions
      From net investment income                         (.64)                (.53)                 (.27)
      From net realized gains                             --                    --                  (.01)
                                                       ------               ------                ------
         Total distributions                             (.64)                (.53)                (0.28)
                                                       ------               ------                ------
   Net asset value, end of period                      $10.13                $9.29                $10.27
                                                       ======               ======                ======

Total Return #                                          16.49%               -4.42%                10.21%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)           $86,343               $64,244               $11,738
   Ratio of expenses to average net assets(a)             .60%                 .66%                  .50%*
   Ratio of net investment income to average
     net assets(a)                                       6.69%                 5.76%                 5.35%*
   Portfolio Turnover Rate                                 21%                  205%                   13%*

*Annualized (a) Management and other expenses charged since the Fund's inception have been phased in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.64, .75% and 6.54%, respectively, for the year ended October 31, 1995; $.50, 1.04%, and 5.38%, respectively, for the year ended October 30, 1994; and $.23, 1.23% and 4.62%, respectively, for the period ended October 31, 1993. # Total return would have been lower had the advisor not waived expenses. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc. Financial Highlights - October 31, 1995
MONEY MARKET FUND

                                                                        Years ended October 31
                                                        1995            1994        1993       1992        1991
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                 $1.00           $1.00      $1.00       $1.00       $1.00
                                                        -----           -----      -----       -----       -----
   Income from Investment Operations
      Net investment income(a)                            .06             .03        .03         .04         .06
                                                        -----           -----      -----       -----       -----
         Total investment operations                      .06             .03        .03         .04         .06
                                                        -----           -----      -----       -----       -----
   Less Distributions
      From net investment income                         (.06)           (.03)      (.03)       (.04)       (.06)
                                                        -----           -----      -----       -----       -----
         Total distributions                             (.06)           (.03)      (.03)       (.04)       (.06)
                                                        -----           -----      -----       -----       -----
   Net asset value, end of period                       $1.00           $1.00      $1.00       $1.00       $1.00
                                                        =====           =====      =====       =====       =====

Total Return #                                           5.84%           3.49%      2.66%       3.73%       6.51%
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $299,312        $224,439     $24,207     $31,832    $33,814
   Ratio of expenses to average net assets(a)             .30%            .46%       .67%        .70%        .51%
   Ratio of net investment income to average net
     assets(a)                                           5.70%      4.02%       2.62%       3.70%      6.44%

(a) Administrative fees have been voluntarily waived for the period from April 1, 1990 to October 31, 1995. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets and ratio of net investment income to average net assets would have been $.06, .45% and 5.55%, respectively, for the year ended October 31, 1995; $.03, .61% and 3.87%, respectively, for the year ended October 31, 1994; $.03, .82% and 2.47%, respectively, for the year ended October 31, 1993; $.04, .85% and 3.55%, respectively, for the year ended October 31, 1992; and $.06, .66% and 6.29%, respectively, for the year ended October 31, 1991. # Total return would have been lower had the advisor not waived expenses.

CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                                                                                                   Period from
                                                                          Years ended October 31                 November 16, 1990
                                                            1995           1994           1993         1992    to October 31, 1991
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                    $10.13         $11.10        $10.55       $10.39            $10.11
                                                           ------         ------        ------       ------            ------
   Income from Investment Operations
      Net investment income(a)                                .53            .53           .55          .57               .58
      Net realized and unrealized gain (loss)                 .73           (.97)          .62          .19               .34
                                                           ------         ------        ------       ------            ------
         Total investment operations                         1.26           (.44)         1.17          .76               .92
                                                           ------         ------        ------       ------            ------
   Less Distributions
      From net investment income                             (.53)          (.53)         (.55)        (.57)             (.58)
      From net realized gains                                 --             --           (.07)        (.03)             (.06)
                                                           ------         ------        ------       ------            ------
         Total distributions                                 (.53)          (.53)         (.62)        (.60)             (.64)
                                                           ------         ------        ------       ------            ------
   Net asset value, end of period                          $10.86         $10.13        $11.10       $10.55            $10.39
                                                           ======         ======        ======       ======            ======

Total Return #                                              12.77%         -3.94%        11.37%        7.37%             9.78%*
Ratios and Supplemental Data
   Net assets, end of period (000s omitted)               $50,313        $58,305        $59,716      $44,305           $33,572
   Ratio of expenses to average net assets(a)                 .50%           .51%          .50%         .54%              .36%*
   Ratio of net investment income to average net assets(a)   5.08%          4.94%         5.05%        5.38%             5.88%*
   Portfolio Turnover Rate                                     18%            21%            26%          18%               41%*

*Annualized (a) Management and other expenses charged since the Fund's inception have been phased-in over time. If fees had been charged fully, net investment income per share, ratio of expenses to average net assets, and ratio of net investment income to average net assets would have been $.51,
 .72% and 4.86%, respectively, for the year ended October 31, 1995; $.51, .71% and 4.74%, respectively, for the year ended October 31, 1994; $.53, .71% and 4.84%, respectively, for the year ended October 31, 1993; and $.54, .83% and 5.09%, respectively, for the year ended October 31, 1992; and $.53, .88% and 5.36%, respectively, for the period November 16, 1990 to October 31, 1991. # Total return would have been lower had the advisor not waived expenses. The accompanying notes are an integral part of these financial statements.

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
1.   SIGNIFICANT ACCOUNTING POLICIES
     Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eight series:

     n  the FREMONTGLOBALFUND
     n  the FREMONTINTERNATIONAL GROWTHFUND
     n the FREMONTINTERNATIONAL SMALL CAP FUND n the FREMONT U.S. MICRO-CAP FUND n the FREMONTGROWTHFUND n the FREMONTBONDFUND n the FREMONTMONEYMARKETFUND n the FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
        (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

     Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

     Several funds were offered on a private placement basis to qualified investors prior to their registration for sale under the Securities Act of 1933 and subsequent offering to the general public. The funds and their respective registration dates are as follows :

                                      Registration Date Under

                           Investment Company            Securities Act
                               Act of 1940                   of 1933
 Fund
 International Growth           February 1, 1994              March 1, 1994
 Growth                             May 11, 1992            August 14, 1992
 Bond                              March 1, 1993             April 30, 1993
 California Tax-Free                July 2, 1990          November 16, 1990

      Because the dates on which the shares were offered for public sale do not coincide with the dates these funds began operations, the Financial Highlights contained in this report for these funds reflect information only from public offer date as required by the Securities and Exchange Commission.

     A.  Security Valuations
         Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

         Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

     B.  Security Transactions
         Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.  Investment Income, Expenses and Distributions
         Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund and the International Small Cap Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. Distributions to shareholders are recorded on the ex-dividend date.

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
     D.  Expense Allocation
         The Corporation accounts for the assets of each Fund separately and allocates general expenses of the Corporation to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund.

     E.  Income Taxes
         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of the California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both Federal and State of California income tax purposes.

         Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

         Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

         For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1995. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1995 which expire in the years indicated.

Fund                          Amount         Expires in
International Growth        $ 1,334,365         2002
                                948,173         2003
International Small Cap          21,571         2003

         Until such capital loss carryovers are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

     F.  Foreign Currency Translation
         The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the International Small Cap Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

         For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain(loss) will occur when such securities and transactions are translated into U.S. dollars. Such Funds have adopted Statement of Position (SOP) 93-4:
         Foreign Currency Accounting and Financial Statement Presentation for Investment Companies effective November 1, 1993. The key provisions of the SOP and its impact on the financial statements are summarized below.

         Certain transactions which result in realized currency gain(loss) are reported on the Statements of Operations as Realized Gain(Loss) from Foreign Currency Transactions. These are: currency gain(loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

         Realized currency gain(loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain(loss) and is included under the caption Realized Gain(Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain(loss), unrealized currency gain(loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain(loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

 Fremont Mutual Funds, Inc.
 Notes to Financial Statements - October 31, 1995
     G.  Forward Foreign Currency Contracts
         A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

         The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

         In addition, the Global Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract.

         The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an asset where there is appreciation or as a liability if depreciated) and not the actual underlying values. At October 31, 1995 the underlying values for open foreign currency contracts were as follows:

                                                                                     Net Unrealized
                    Settlement        To Receive          Initial        Current       Appreciation
                       Date          (To Deliver)          Value          Value       (Depreciation)
Global Fund          11/16/95       NLG5,036,938        $3,164,899      $3,188,944          $ 24,045
                     11/01/95        DM(1,562,850)      (1,116,640)    (1,109,860)             6,780
                                                                                          ----------
                                                                                              30,825
                                                                                          ==========

Bond Fund            11/30/95        DM(6,116,000)     $(4,331,123)   $(4,348,692)         $ (17,569)
                     12/08/95        DM    (591,840)      (416,789)      (420,987)            (4,198)
                                                                                          ----------
                                                                                           $ (21,767)
                                                                                          ==========

 DM - Deutschemark, NLG - Netherlands Gilder

     H.  Futures
         A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds use futures contracts to hedge foreign currency and interest rate risks.

         At October 31, 1995, the following Funds had futures contracts outstanding:

                                                                                                          Net
                                        Contracts                                                     Unrealized
                                         To Buy    Expiration       Initial           Current        Appreciation
                                        (To Sell)     Date           Value             Value        (Depreciation)
Global Fund
Deutschemark                              (707)      Dec 95      $ (60,111,967)   $ (62,905,325)     $ (2,793,358)
                                                                                                        =========

Bond Fund
5 yr. U.S. Treasury Note                   100       Dec 95       $ 10,720,156     $ 10,832,812         $ 112,656
10 yr. U.S. Treasury Note                  175       Dec 95         19,288,906       19,517,969           229,063
30 yr. U.S. Treasury Bond                   70       Dec 95          7,940,625        8,194,375           253,750
10 yr. Federal Republic of Germany Bond     40       Dec 95    DM    9,474,000   DM    9,663,000*         127,983
                                                                                                       ----------
                                                                                                        $ 723,452
                                                                                                       ==========

DM - Deutschemark
*The current value of these contracts in U.S. dollars is $6,862,195.

         At October 31, 1995, $2,000,000 and $660,000 par value of U.S.
Treasury Bills were held by brokers to satisfy the initial margin requirements related to these contracts for the Global Fund and the Bond Fund, respectively.

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
     I.  Securities Lending
         All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to
         33-1/3% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Section 2(a)-7 of the 1940 Act.

         The Funds receive a portion of the income earned on the collateral. For the year ended October 31, 1995, transactions in securities lending resulted in fee income to the Global, International Growth, International Small Cap and Growth Funds of $82,438, $9,361, $244 and $1,816, respectively.

         At October 31, 1995, no Fund had securities out on loan.


2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
     Investment Advisor
     The Funds each have entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of The Fremont Group, Inc. Under these agreements, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                          Advisory Fee                          Administrative Fee
Global Fund                               .60% on all net assets                .15% on all net assets

International Growth Fund                1.50% on all net assets                         --

International Small Cap Fund (*)         2.50% on first $30 million                      --
                                         2.00% on next $70 million                       --
                                         1.50% on balance over $100 million              --

U.S. Micro-Cap Fund (*)                  2.50% on first $30 million                      --
                                         2.00% on next $70 million                       --
                                         1.50% on balance over $100 million              --

Growth Fund(*)                            .50% on all net assets                .15% on all net assets

Bond Fund(*)                              .40% on all net assets                .15% on all net assets

Money Market Fund(*)                      .30% on first $50 million             .15% on all net assets
                                          .20% on balance over $50 million

California Intermediate Tax-Free Fund(*)  .40% on first $25 million             .15% on all net assets
                                          .35% on next $25 million
                                          .30% on next $50 million
                                          .25% on next $50 million
                                          .20% on balance over $150 million

      (*)The Advisor has voluntarily waived some of its fees for these Funds.
         All fees waived in the past will not be recouped in the future and, as these waivers are voluntary, they may be changed in the future. For the International Small Cap Fund and the U.S. Micro-Cap Fund, effective February 1, 1995, the Advisor is voluntarily limiting the advisory fee to a reduced rate of 1.98% of net assets. For the Growth Fund, the Advisor waived the entire administrative fee until June 26, 1992 when it began charging a voluntarily reduced rate of 0.01% of net assets. This waiver was eliminated on April 1, 1995. For the California Intermediate Tax-Free Fund, the Advisor has waived part or all of the advisory and administrative fees at various times. Currently, the advisory and administrative fees are charged at voluntarily reduced rates of .30% and .005% of net assets, respectively. For the Bond Fund, the Advisor waived its investment advisory fee until March 1, 1994 when it began charging .25% of net assets. The advisory fee remained at .25% until June 15, 1994 when it was charged at the full rate of .40% of net assets. The administrative fee has been waived in its entirety until further notice. In addition, the Advisor had limited the other operating expenses of the Fund to 0.50% of net assets until July 14, 1994 when the Fund began bearing all of its own expenses.

         For the Money Market Fund, the Advisor has waived the administrative fee in its entirety since April 1, 1990.

     Selected per share data and operating ratios have been disclosed both before and after the impact of these various waivers and expense limitations under each Fund's Financial Highlights table.

     Under the terms of the Advisory agreements, the Advisor receives a single management fee from the International Growth Fund, the International Small Cap Fund, and the U.S. Micro-Cap Fund, and is obligated to pay all expenses of these Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

     Each Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1995, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

     Other Related Parties
     At October 31, 1995 The Fremont Group, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder, Stephen D. Bechtel, Jr., and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:
                                         % of Shares
                                         Outstanding

Global Fund                                  65%
International Growth Fund                    91%
International Small Cap Fund                 21%
U.S. Micro-Cap Fund                          31%
Growth Fund                                  71%
Bond Fund                                    92%
Money Market Fund                            83%
California Intermediate Tax-Free Fund        63%

     Additionally, Morgan Grenfell Capital Management, Inc., subadvisor of the U.S. Micro-Cap Fund, owned approximately 9% of the Fund. Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or The Fremont Group, Inc.

3.   ORGANIZATION COSTS
     Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES
     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the year ended October 31, 1995 were as follows:

                                                                Purchases          Proceeds
Long term securities excluding US Government securities:
Global Fund                                                  $ 375,014,303       $ 327,950,059
International Growth Fund                                       12,325,575           8,485,050
International Small Cap Fund                                     5,242,125           2,353,699
U.S. Micro-Cap Fund                                              8,565,687           4,411,818
Growth Fund                                                     60,533,280          40,259,370
Bond Fund                                                       16,907,058           9,337,949
California Intermediate Tax-Free Fund                            9,455,820          19,021,435

Long term US Government securities:
Global Fund                                                   $ 20,988,232        $ 25,498,348
Bond Fund                                                       10,112,310           2,121,850

Fremont Mutual Funds, Inc.
Notes to Financial Statements - October 31, 1995
     Transactions in written put and call options for the year ended October 31, 1995 for the Bond Fund were as follows:

                                                          Amount of      Number of
                                                          Premiums       Contracts
     Options outstanding at October 31, 1994                $20,013         50
     Options sold                                           396,877        710
     Options cancelled in closing purchase transactions          --         --
     Options expired prior to exercise                     (345,437)      (620)
     Options exercised                                      (47,705)       (70)
                                                            -------    -------
     Options outstanding at October 31, 1995                $23,748         70
                                                            =======    =======

     The following written options were outstanding at October 31, 1995:

                                                                   Number of  Exercise   Expiration
                           Name of Issuer                          Contracts    Price       Date      Value
     Put Options:          CBOT 30 yr. U.S. Treasury Bond Futures     70         112      11/17/95  $ 2,188

      CBOT - Chicago Board of Trade

     The Bond Fund received premiums of $23,748 on these contracts and has an unrealized gain of $21,560. The total notional value underlying these contracts is $7,000,000.

5.   PORTFOLIO CONCENTRATIONS
     Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

6.   UNREALIZED APPRECIATION (DEPRECIATION) - TAXBASIS
     At October 31, 1995, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:
                                                                    Gross Aggregate Unrealized
                                            Cost         Appreciation      Depreciation          Net
Global Fund                            $ 436,028,883      $ 56,758,719    $ (10,411,381)     $ 46,347,338
International Growth Fund                 30,095,936         4,381,143       (2,321,607)        2,059,536
International Small Cap Fund               4,384,475           252,366         (468,938)         (216,572)
U.S. Micro-Cap Fund                        6,795,869         1,232,783         (290,023)          942,760
Growth Fund                               50,189,029         9,921,703         (915,878)        9,005,825
Bond Fund                                 83,794,520         2,026,421         (693,184)        1,333,237
Money Market Fund                        303,888,378                --                --               --
California Intermediate Tax-Free Fund     47,760,684         2,092,397         (199,726)        1,892,671

                         FREMONT MUTUAL FUNDS, INC.

                        PART C; OTHER INFORMATION

   Item 24.           FINANCIAL STATEMENTS

        (a) Financial Statements: Audited Financial Statements of the Registrant for the fiscal year ended October 31, 1995 are incorporated by reference from the Statement of Additional Information included herein

        (b)      Exhibits -- Exhibits required by Part C, Item 24 of Form N-
                 1A

        (1)      (a)    Articles of Incorporation -- on file
                        (File No. 811-5632)

                 (b)    Articles of Amendment -- on file
                        (File No. 811-5632)

                 (c) Articles of Amendment changing name -- on file (File No. 811-5632)

                 (d) Articles Supplementary relating to shares of International Growth Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 16 filed December 29, 1993)

                 (e) Articles Supplementary for Income Fund, changing name to Bond Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

                 (f) Articles Supplementary relating to shares of the International Small-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

                 (g) Articles Supplementary relating to shares of the U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

        (2)      Bylaws -- filed herewith

        (3)      None

        (4) Forms of specimen stock certificate -- shares are issued in uncertificated form only

        (5)    (a)      Amended and Restated Investment Advisory and
                        Administrative Services Agreement -- on file (File No.
                        811-5632 under Post-Effective Amendment filed May 11,
                        1992)

               (b) Investment Advisory and Administrative Services Agreement relating to International Growth Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

               (c) Investment Advisory and Administrative Services Agreement relating to International Small-Cap Fund and U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 19 filed August 1,
                        1994)

               (d) Portfolio Management Agreement with Pacific Investment Management Co. and Fremont Investment Advisors, Inc. for Bond (formerly Income) Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

               (e) Portfolio Management Agreement with Acadian Asset Management, Inc. and Fremont Investment Advisors, Inc. for International Small-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

               (f) Portfolio Management Agreement with Morgan Grenfell Capital Management and Fremont Investment Advisors, Inc. for U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April
                          22, 1994)

        (6) Distribution Agreement with Funds Distributor, Inc. -- filed herewith

        (7)      None

        (8) Custodian Agreement with The Northern Trust Company -- filed herewith

        (9)  (a)      Transfer Agency Agreement with MGF Service Corp. -- on
                      file (File No. 811-5632 under Post-Effective Amendment
                      No. 20 filed February 23, 1995)

             (b) Administrative Services Agreement with MGF Service Corp. -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

             (c) License Agreement relating to the Mark "Fremont" with Fremont Investment Advisors, Inc. -- on file (File No. 811-5632)

             (d) Investment Accounting Agreement between Investors Fiduciary Trust Company and Fremont Mutual Funds, Inc. -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

        (10)    Opinion and Consent of Counsel -- on file (File No. 811-
                5632)

        (11)    Consent of Independent Accountants -- filed herewith

        (12)    Inapplicable

        (13)    (a)      Subscription Agreement with initial shareholders --
                         on file (File No. 811-5632 under Post-Effective
                         Amendment filed May 11, 1992)

                (b) Subscription Agreement with initial shareholders of International Growth Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 16 filed December 29, 1993)

                (c) Subscription Agreement with initial shareholders of International Small-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

                (d) Subscription Agreement with initial shareholders of U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

        (14)    Retirement Plans -- on file (File No. 811-5632)

        (15)    None

        (16)    Inapplicable

        (17)    Financial Data Schedules -- filed herewith

        (18)    Inapplicable

        (19) Powers of Attorney -- on file (File No. 811-5632 under Post Effective Amendment No. 19 filed August 1, 1994)

   Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
                     REGISTRANT

                  Stephen D. Bechtel, Jr. and members of his family, including trusts for family members, would be considered controlling persons under applicable Securities and Exchange Commission regulations, on account of their shareholdings in the Funds.

   Item 26.           NUMBER OF HOLDERS OF SECURITIES

                                                          Number of Record
                                                          Holders as of
   TITLE OF CLASS                                          DECEMBER 31, 1995

   Capital Stock -- Money Market Fund                             1,032

   Capital Stock -- Global Fund                                   3,600

   Capital Stock -- California Intermediate
                               Tax-Free Fund                        377

   Capital Stock -- Bond Fund                                       237

   Capital Stock -- Growth Fund                                     753

   Capital Stock -- International Growth Fund                       272

   Capital Stock -- International Small Cap Fund                    173

   Capital Stock -- U.S. Micro-Cap Fund                           1,159

   Item 27.           INDEMNIFICATION

                  Article VII(g) of the Articles of Incorporation, filed as Exhibit (1), Item 24(b), provides for indemnification of certain persons acting on behalf of the Funds.

                  The Funds and the Advisor are jointly insured under an errors and omissions policy issued by Gulf Insurance Company.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Registrant's charter and bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In particular, the Articles of the Company provide certain limitations on liability of officers and directors. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

   Item 28.           BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  See the material following the captions "Advisory Agreement" and "Advisory and Sub-Advisory Agreements" appearing as a portion of Parts A hereof and "Investment Advisory and Other Services" appearing as a portion of Part B hereof.

   Item 29.           PRINCIPAL UNDERWRITERS

            (a) Funds Distributor, Inc. is a leading provider of distribution and sales services for mutual funds. Its current clients represent over 225 investment portfolios with assets of approximately $85 billion. Funds Distributor, Inc. also offers a range of specialized investment company consulting services.

            (b) None of the officers of Funds Distributor, Inc. hold positions or offices with the Registrant.

            (c)      Inapplicable

   Item 30.           LOCATION OF ACCOUNTS AND RECORDS

                  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant and its investment manager, Fremont Investment Advisors, Inc., 50 Fremont Street, 36th Floor, San Francisco, California 94105. Other books and records will be maintained by the sub-advisers to the Funds.

                  Records covering stockholder accounts and portfolio transactions are also maintained and kept by the Funds' Transfer Agent, MGF Service Corp., and by the Custodian, The Northern Trust Company.

   Item 31.           MANAGEMENT SERVICES

                  None

   Item 32.           UNDERTAKINGS

          a)      Inapplicable

          b)      Inapplicable

          c) The information required by part 5A of the Form N-1A is or will be contained in the latest annual report to shareholders, and Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          d) The Registrant undertakes that within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, which is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will: (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.


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                        SIGNATURE OF THE REGISTRANT

                  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 24 (1940 Act) and Post-Effective Amendment No. 21 (1933 Act) to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on the 16th day of February, 1996.


                          FREMONT MUTUAL FUNDS, INC.



                                    By: /S/ DAVID L. REDO
                                       President


                  Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities listed, and each on February 16, 1996.

   PRINCIPAL EXECUTIVE OFFICER:


   /S/ DAVID L. REDO                              President and Chief
   David L. Redo                                  Executive Officer



   PRINCIPAL ACCOUNTING OFFICER:


   /S/ CHANTAL GAIDDON                            Principal Accounting
   Chantal Gaiddon                                Officer



   PRINCIPAL FINANCIAL OFFICER:


   /S/ PETER F. LANDINI                           Vice President, Treasurer
   Peter F. Landini                               and Principal Financial
                                                  Officer

   DIRECTORS:


                                              Director
   Richard E. Holmes*


                                              Director
   William W. Jahnke*


                                              Director
   Donald C. Luchessa*


                                              Director
   David L. Egan*


   /S/ VINCENT P. KUHN, JR.                   Director
   Vincent P. Kuhn, Jr.


   /S/ DAVID L. REDO                          Director
   David L. Redo


   /S/ ALBERT W. KIRSCHBAUM                   Director
   Albert W. Kirschbaum



   *By:/S/ VINCENT P. KUHN, JR.
       (Attorney-in-Fact pursuant
         to limited powers of attorney
         filed with Post-Effective
         Amendment No. 19 filed on
         August 1, 1994.)




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